================================================================================



                     GS MORTGAGE SECURITIES CORPORATION II,
                                     Seller,


                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                      Master Servicer and Special Servicer,


                            AMRESCO MANAGEMENT, INC.,
                                Special Servicer,


                             LASALLE NATIONAL BANK,
                                    Trustee,


                                       and


                               ABN AMRO BANK N.V.,
                                  Fiscal Agent




                        ---------------------------------


                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 11, 1997

                        ---------------------------------


                  Commercial Mortgage Pass-Through Certificates

                                Series 1997-GL I


================================================================================

                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.   Defined Terms..............................................4
SECTION 1.02.   Certain Calculations......................................60
SECTION 1.03.   Certain Constructions.....................................61

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.   Conveyance of Mortgage Loans; Assignment of Loan Sale
                Agreement.................................................62
SECTION 2.02.   Acceptance by Custodian and the Trustee...................66
SECTION 2.03.   Representations and Warranties of the Seller..............67
SECTION 2.04.   Representations, Warranties and Covenants of the Master
                Servicer and Special Servicer.............................70
SECTION 2.05. Execution and Delivery of Certificates; Issuance of Lower-Tier Regular Interests and Middle-Tier Regular Interests..73
SECTION 2.06.   Miscellaneous REMIC and Grantor Trust Provisions..........74

                                   ARTICLE III

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

SECTION 3.01.   Master Servicer to Act as Master Servicer; Administration
                of the Mortgage Loans.....................................76
SECTION 3.02.   Liability of the Master Servicer and Special Servicer.....78
SECTION 3.03.   Collection of Certain Mortgage Loan Payments..............79
SECTION 3.04.   Collection of Taxes, Assessments and Similar Items; Escrow
                Accounts..................................................79
SECTION 3.05. Collection Account; Upper-Tier Distribution Account; Middle-Tier Distribution Account; Lower-Tier Distribution Account; Class Q Distribution Account; Excess Interest
                Distribution Account and Class M Distribution Account.....81
SECTION 3.06.   Permitted Withdrawals from the Collection Account.........83
SECTION 3.07. Investment of Funds in the Collection Account, the REO Account, the Interest Reserve Account, the Borrower
                Accounts, and Other Accounts..............................86
SECTION 3.08.   Maintenance of Insurance Policies and Errors and Omissions
                and Fidelity Coverage.....................................88
SECTION 3.09.   Enforcement of Due-On-Sale Clauses; Assumption
                Agreements; Defeasance Provisions.........................92
SECTION 3.10.   Realization Upon Defaulted Mortgage Loans.................94
SECTION 3.11.   Trustee to Cooperate; Release of Mortgage Files...........99
SECTION 3.12.   Servicing Fees, Trustee Fees and Special Servicing
                Compensation.............................................100
SECTION 3.13.   Reports to the Trustee; Collection Account Statements....102
SECTION 3.14.   Annual Statement as to Compliance........................103
SECTION 3.15.   Annual Independent Public Accountants' Servicing Report..104
SECTION 3.16.   Access to Certain Documentation..........................104
SECTION 3.17.   Title and Management of REO Properties...................104
SECTION 3.18.   Sale of Specially Serviced Mortgage Loans and REO
                Properties...............................................108
SECTION 3.19.   Additional Obligations of the Master Servicer;
                Inspections; Successor Manager...........................110
SECTION 3.20.   Reports to the Securities and Exchange Commission;
                Available Information....................................112
SECTION 3.21.   Lock-Box Accounts, Escrow Accounts and Reserve Accounts..117
SECTION 3.22.   Property Advances........................................117
SECTION 3.23.   Appointment of Special Servicer..........................119
SECTION 3.24.   Transfer of Servicing Between Master Servicer and Special
                Servicer; Record Keeping.................................120
SECTION 3.25.   Interest Reserve Account.................................122
SECTION 3.26. Limitations on and Authorizations of the Master Servicer and Special Servicer with Respect to Specific Mortgage Loans.122
SECTION 3.27.   Modifications............................................125
SECTION 3.28.   Servicing of the Montehiedra Partner Loans...............127

                                   ARTICLE IV

                       DISTRIBUTIONS TO CERTIFICATEHOLDERS

SECTION 4.01.   Distributions.............................................133
SECTION 4.02.   Statements to Certificateholders; Available Information;
                Information Furnished to Financial Market Publisher.......143
SECTION 4.03.   Compliance with Withholding Requirements..................147
SECTION 4.04.   REMIC Compliance..........................................147
SECTION 4.05.   Imposition of Tax on the Trust Fund.......................149
SECTION 4.06.   Remittances; P&I Advances.................................150
SECTION 4.07.   Grantor Trust Reporting...................................153

                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.   The Certificates..........................................154
SECTION 5.02.   Registration, Transfer and Exchange of Certificates.......158
SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.........166
SECTION 5.04.   Appointment of Paying Agent...............................166
SECTION 5.05.   Access to Certificateholders' Names and Addresses.........166
SECTION 5.06.   Actions of Certificateholders.............................167
SECTION 5.07.   Authenticating Agent......................................167
SECTION 5.08.   Appointment of Custodians.................................168

                                   ARTICLE VI

            THE SELLER, THE MASTER SERVICER AND THE SPECIAL SERVICER

SECTION 6.01.   Liability of the Seller, the Master Servicer and the Special
                Servicer...................................................170
SECTION 6.02.   Merger or Consolidation of the Master Servicer.............170
SECTION 6.03.   Limitation on Liability of the Seller, the Master Servicer and
                Others.....................................................170
SECTION 6.04.   Limitation on Resignation of the Master Servicer or Special
                         Servicer..........................................172
SECTION 6.05.   Rights of the Seller and the Trustee in Respect of the Master
                Servicer and Special Servicer..............................173
SECTION 6.06.   Master Servicer or Special Servicer as Owner of
                a Certificate..............................................173

                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.   Events of Default..........................................175
SECTION 7.02.   Trustee to Act; Appointment of Successor...................179
SECTION 7.03.   Notification to Certificateholders.........................180
SECTION 7.04.   Other Remedies of Trustee..................................181
SECTION 7.05.   Waiver of Past Events of Default; Termination..............181

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.   Duties of Trustee..........................................182
SECTION 8.02.   Certain Matters Affecting the Trustee......................184
SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans......186
SECTION 8.04.   Trustee May Own Certificates...............................188
SECTION 8.05.   Payment of Trustee Fees and Expenses; Indemnification......188
SECTION 8.06.   Eligibility Requirements for Trustee.......................190
SECTION 8.07.   Resignation and Removal of the Trustee.....................191
SECTION 8.08.   Successor Trustee and Fiscal Agent.........................192
SECTION 8.09.   Merger or Consolidation of Trustee.........................193
SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee..............193
SECTION 8.11.   Fiscal Agent Appointed; Concerning the Fiscal Agent........194

                                   ARTICLE IX

                  TERMINATION; OPTIONAL MORTGAGE LOAN PURCHASE

SECTION 9.01.   Termination; Optional Mortgage Loan Purchase...............196

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.01.   Counterparts..............................................200
SECTION 10.02.   Limitation on Rights of Certificateholders................200
SECTION 10.03.   Governing Law.............................................201
SECTION 10.04.   Notices...................................................201
SECTION 10.05.   Severability of Provisions................................202
SECTION 10.06.   Notice to the Seller and Each Rating Agency...............203
SECTION 10.07.   Amendment.................................................204
SECTION 10.08.   Confirmation of Intent....................................207
SECTION 10.09.   No Intended Third-Party Beneficiaries.....................208

                                TABLE OF EXHIBITS


Exhibit A-1       Form of Class A-1 Certificate
Exhibit A-2       Form of Class A-2A Certificate
Exhibit A-3       Form of Class A-2B Certificate
Exhibit A-4       Form of Class A-2C Certificate
Exhibit A-5       Form of Class A-2D Certificate
Exhibit A-6       Form of Class X-1A Certificate
Exhibit A-7       Form of Class X-1B Certificate
Exhibit A-8       Form of Class X-2 Certificate
Exhibit A-9       Form of Class B Certificate
Exhibit A-10      Form of Class C Certificate
Exhibit A-11      Form of Class D Certificate
Exhibit A-12      Form of Class E Certificate
Exhibit A-13      Form of Class F Certificate
Exhibit A-14      Form of Class G Certificate
Exhibit A-15      Form of Class H Certificate
Exhibit A-16      Form of Class M Certificate
Exhibit A-17      Form of Class Q Certificate
Exhibit A-18      Form of Class R Certificate
Exhibit A-19      Form of Class MR Certificate
Exhibit A-20      Form of Class LR Certificate
Exhibit B         Mortgage Loan Schedule
Exhibit C-1       Form of Transferee Affidavit
Exhibit C-2       Form of Transferor Letter
Exhibit D-1       Form of Investment Representation Letter
Exhibit D-2       Form of ERISA Representation Letter
Exhibit E         Form of Request for Release
Exhibit F         Securities Legend
Exhibit G         Loan Sale Agreement
Exhibit H         Form of Summary Report
Exhibit I         Montehiedra Partner Loans Mortgage File
Exhibit J         Form of Monthly Distribution Statement

     Pooling and  Servicing  Agreement,  dated as of August 11,  1997,  among GS
Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent.

                             PRELIMINARY STATEMENT:
                 (Terms used but not defined in this Preliminary
                        Statement shall have the meanings
                         specified in Article I hereof)

     The Seller intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund, exclusive of the Lock-Box Accounts, Reserve Accounts, the AAPT Strip, the Default Interest, the Class Q Distribution Account, the Excess Interest, the Excess Interest Distribution Account, the Montehiedra Partner Loans, the Class M Collection Account and the Class M Distribution Account (such portion of the Trust Fund, the "Trust REMICs"), be treated for federal income tax purposes as three separate real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, the "Upper-Tier REMIC", the "Middle-Tier REMIC" and the "Lower-Tier REMIC," respectively). The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates represent "regular interests" in the Upper-Tier REMIC. The Class R Certificates constitute the sole class of "residual interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class MR Certificates constitute the sole class of "residual interests" in the Middle-Tier REMIC for purposes of the REMIC provisions. The Class LR Certificates constitute the sole class of "residual interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions. There are also four classes of uncertificated Lower-Tier Regular Interests issued under this Agreement (the Class LA-1T, Class LA-1S, Class LF-T and Class LF-S Interests), each of which will constitute a regular interest in the Lower-Tier REMIC. All such Lower-Tier Regular Interests and the Class X-1B Strip will be held by the Trustee as assets of the Middle-Tier REMIC. There are also thirteen classes of uncertificated Middle-Tier Regular Interests issued under this Agreement (the Class MA-1, Class MX-1B, Class MA-2A, Class MA-2B, Class MA-2C, Class MA-2D, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MH Interests), each of which will constitute a regular interest in the Middle-Tier REMIC. All such Middle-Tier Regular Interests and the Class X-1A Strip will be held by the Trustee as assets of the Upper-Tier REMIC. The parties intend that the portions of the Trust Fund representing assets of the Grantor Trust, including the AAPT Strip, the Default Interest, the Class Q Distribution Account, the Excess Interest, the Excess Interest Distribution Account, the Montehiedra Partner Loans, the Class M Collection Account and the Class M Distribution Account will be treated as a grantor trust under Subpart E of Part 1 of Subchapter J of the Code, that the Class Q Certificates represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of the AAPT Strip, the Default Interest and the Class Q Distribution Account, that the Class A-1, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E and Class F Certificates represent undivided beneficial interests in specified portions of the Trust Fund consisting of the Excess Interest and the Excess Interest Distribution Account, and that the Class M Certificates represent pro rata undivided beneficial interests in the Montehiedra Partner Loans and the Class M Distribution Account.

     The following table sets forth the designation and aggregate initial Certificate Principal Amount (or, with respect to the Class X-1A, Class X-1B and Class X-2 Certificates, Notional Amount) for each Class of Certificates (other than the Class R, Class MR, Class LR and Class Q Certificates).

                                                 Initial Certificate
                                                 Principal Amount or
     Class                                       Notional Amount
     -----                                       ---------------
     Class A-1.................................    $ 50,000,000
     Class A-2A................................    $131,100,000
     Class A-2B................................    $240,900,000
     Class A-2C................................    $ 30,000,000
     Class A-2D................................    $222,190,000
     Class X-1A (1)............................    $ 50,000,000
     Class X-1B (1)............................    $ 50,000,000
     Class X-2 (2).............................    $892,890,000
     Class B...................................    $ 78,160,000
     Class C...................................    $ 14,660,000
     Class D...................................    $ 53,750,000
     Class E...................................    $ 14,650,000
     Class F...................................    $ 48,860,000
     Class G...................................    $ 58,620,000
     Class H...................................    $ 34,208,999
     Class M (3)...............................    $ 10,276,354



     (1) The initial Notional Amount of the Class X-1A and Class X-1B Certificates are each equal to the aggregate Stated Principal Balance of the AAPT LIBOR Components as of the Cut-Off Date.

     (2) The initial Notional Amount of the Class X-2 Certificates is equal to the initial Certificate Principal Amount of the Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F and Class G Certificates.

     (3) The initial Certificate Principal Amount of the Class M Certificates is equal to the aggregate Stated Principal Balance of the Montehiedra Partner Loans as of the Cut-Off Date.

     The Class Q, Class R, Class MR and Class LR Certificates do not have Certificate Principal Amounts or Notional Amounts. The Certificate Principal Amount of any Class of Certificates outstanding at any time represents the maximum amount which holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund (other than the Montehiedra Partner Loans); provided, however, that in the event that amounts previously allocated as Realized Losses to a Class of Certificates in reduction of the Certificate Principal Amount thereof are recovered subsequent to the reduction of the Certificate Principal Amount of such Class to zero, such Class may receive distributions in respect of such recoveries in accordance with the priorities set forth in Section 4.01. As of the Cut-Off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $977,098,999.

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                           SECTION 1.01. Defined Terms

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "AAPT  Fixed  Component":   As  defined  herein  under  the  definition  of
Components.

     "AAPT LIBOR A Component": As defined herein under the definition of Components.

     "AAPT LIBOR B Component": As defined herein under the definition of Components.

     "AAPT LIBOR Components": The AAPT LIBOR A Component and AAPT LIBOR B Component.

     "AAPT Pool Loan": The Mortgage Loan identified as No. 3 on the Mortgage Loan Schedule.

     "AAPT Strip": One day of interest at the Class A-1 Pass-Through Rate on the Stated Principal Balance of the AAPT LIBOR Components as of the Cut-Off Date for the Collection Period ending in September 1997.

     "Act": The Securities Act of 1933, as it may be amended from time to time.

     "Additional Trust Fund Expenses": (i) Special Servicing Fees, Special Servicing Rehabilitation Fees and Liquidation Fees, (ii) interest in respect of unreimbursed Advances, (iii) the cost of various default-related or unanticipated Opinions of Counsel required or permitted to be obtained in connection with the servicing of the Mortgage Loans and the administration of the Trust Fund, (iv) unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including indemnities and expense reimbursements to the Trustee, indemnities and expense reimbursements to the Master Servicer, the Special Servicer and the Seller and federal, state and local taxes, and tax-related expenses, specifically payable out of the Trust Fund and (v) any other default-related or unanticipated expense of the Trust Fund not specifically included in the calculation of Realized Loss for which there is no corresponding collection from a borrower; provided, however, that expenses with respect to the Montehiedra Partner Loans shall not be considered Additional Trust Fund Expenses.

     "Adjusted LIBOR Rate": For each Distribution Date through the Distribution Date in July 2004, LIBOR plus 0.23%, and for each Distribution Date thereafter, the lesser of (i) LIBOR plus 0.70% and (ii) the Group 1 WAC Rate or, if no Group 1 Components remain outstanding, 10.0% per annum.

     "Adjusted WAC Rate": With respect to any Distribution Date is a per annum rate equal to the sum of (A) the product of (i) the Group 2 WAC Rate and (ii) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group 2 Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs and the denominator of which is the sum of the aggregate Stated Principal Balance of the Group 2 Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs and the Group 1 Difference Amount and (B) the product of (i) the Adjusted LIBOR Rate (converted to a 30/360 basis) and (ii) a fraction, the numerator of which is the Group 1 Difference Amount and the denominator of which is the sum of the aggregate Stated Principal Balance of the Group 2 Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs and the Group 1 Difference Amount; provided, however, that if the sum of the aggregate Stated Principal Balance of the Group 2 Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs and the Group 1 Difference Amount is less than or equal to zero, then the Adjusted WAC Rate shall equal the value of such rate in respect of the last Distribution Date on which such sum was greater than zero.

     "Advance": Any P&I Advance or Property Advance.

     "Advance Interest Amount": Interest at the Advance Rate on the aggregate amount of P&I Advances and Property Advances for which the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, have not been reimbursed for the number of days from the date on which such Advance was made through the date of reimbursement of the related Advance or other such amount, less any amount of interest previously paid on such Advance; provided, that, with respect to a P&I Advance, in the event that the related Borrower makes payment of the amount in respect of which such P&I Advance was made with interest at the Default Rate, the Advance Interest Amount payable to the Master Servicer, the Trustee, the Special Servicer or the Fiscal Agent shall be paid
(i) first from the amount of Default Interest paid by the Borrower and (ii) to the extent such amounts are insufficient therefor, from amounts on deposit in the Collection Account.

     "Advance Rate": A per annum rate equal to the Prime Rate (as most recently published in the "Money Rates" section of The Wall Street Journal, New York edition, on or before the related Record Date), compounded monthly, as of each Master Servicer Remittance Date.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officers' Certificate of the Master Servicer, the Special Servicer or the Seller to determine whether any Person is an Affiliate of such party.

     "Affiliate Loan": Any of the following: (i) that certain loan made by GSMC to WMP Real Estate Limited Partnership, an affiliate of the Borrower with respect to the Whitehall Pool Loan having an aggregate principal balance as of the Cut-Off Date of approximately $56,000,000; (ii) those certain loans made by GSMC to AAPOP 3, L.P., a Delaware limited partnership, and AAP Sub Four, Inc., a Delaware corporation, each of which are affiliated with Borrower with respect to the AAPT Pool Loan having an aggregate principal balance as of the Cut-Off Date of approximately $33,300,000; (iii) that certain loan made by GSMC to Commonwealth Atlantic Holdings I, Inc., a Virginia corporation and an affiliate of the Borrower with respect to the CAP Pool Loan, having a principal balance as of the Cut-Off Date of approximately $25,200,000; (iv) any future debt incurred by the members in the Borrower with respect to the Century Plaza Towers Loan pursuant to which such members have pledged their membership interests in said Borrower to secure such obligation; and (v) any future debt incurred by members in the Borrower with respect to the 380 Madison Loan pursuant to which such members have pledged their membership interests in said Borrower to secure such obligation.

     "Affiliated Person": Any Person involved in the organization or operation of the Seller or an affiliate, as defined in Rule 405 of the Act, of such Person.

     "Agent Member": Members of, or participants in, the Depository.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Allocated Loan Amount": With respect to each Mortgaged Property as of any date of determination, the portion of the principal balance of the related Mortgage Loan then allocated to such Mortgaged Property in accordance with the terms of the applicable Mortgage or Loan Agreement; provided, that the Allocated Loan Amount for a Mortgaged Property shall not be decreased by the amount of any release payment made by the related Borrower with respect to any other Mortgaged Property securing the same Mortgage Loan, to the extent the amount of the release payment paid by such Borrower with respect to such other Mortgaged
Property is in excess of the Allocated Loan Amount for such other Mortgaged Property.

     "Annual Compliance Report": A report consisting of an annual statement of compliance required by Section 3.14 hereof and an annual report of an Independent accountant required pursuant to Section 3.15 hereof.

     "Anticipated Repayment Date": With respect to each Mortgage Loan (other than the 380 Madison Loan and the Whitehall Pool Loan), the date set forth below opposite such Mortgage Loan:

    Cadillac Fairview Pool Loan.............. December 11, 2003
    Century Plaza Towers Loan................     April 9, 2007
    AAPT Pool Loan
         AAPT Fixed Component................     July 11, 2007
         AAPT LIBOR A Component..............     July 11, 2004
         AAPT LIBOR B Component..............     July 11, 2004
    CAP Pool Loan............................     July 11, 2007
    Ritz Plaza Loan..........................    April 11, 2007
    Montehiedra Loan.........................      May 11, 2007

     "Anticipated Termination Date": Any Distribution Date on which it is anticipated that the Trust Fund will be terminated pursuant to Section 9.01(c).

     "Applicable Monthly Payment": As defined in Section 4.06.

     "Applicable Procedures": As defined in Section 5.02(c)(ii)(A).

     "Appraisal Reduction Amount": For any Distribution Date and for any Mortgage Loan as to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by Updated Appraisals obtained by the Special Servicer (the cost of which shall be advanced by the Master Servicer as a Property Advance) over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to its Mortgage Rate, (B) all unreimbursed Advances, with interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes, ground rents, if applicable, and assessments and insurance premiums and all other amounts due and unpaid with respect to such Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance by the Master Servicer, the Trustee or the Fiscal Agent, as applicable). If no Updated Appraisal has been obtained within the 12 months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Special Servicer shall estimate the value of the related Mortgaged Properties (the "Special Servicer's Appraisal Estimate") and such estimate shall be used for purposes of determining the Appraisal Reduction Amount for such Distribution Date. Within 60 days after the Special Servicer receives notice or is otherwise aware of the Appraisal Reduction Event, the Special Servicer shall obtain an independent MAI appraisal, the costs of which shall be paid by the Master Servicer as a Property Advance. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Special Servicer shall adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the Updated Appraisal is higher or lower than the Special Servicer's Appraisal Estimate). Each Appraisal Reduction Amount shall also be adjusted with respect to the next Distribution Date to take into account any subsequent Updated Appraisal and annual letter updates, as of the date of each such subsequent Updated Appraisal or letter update. Upon payment in full or liquidation of any Mortgage Loan for which an Appraisal Reduction Amount has been determined, such Appraisal Reduction Amount will be eliminated.

     "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest of (i) the third anniversary of the date on which an extension of the Maturity Date of such Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer pursuant to the terms hereof, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 90 days after an uncured Delinquency (without regard to the application of any grace period) occurs in respect of such Mortgage Loan, (iii) 90 days after the date on which a reduction in the amount of Monthly Payments on the Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver in respect of the related Mortgaged Property has been appointed, (v) immediately after a Borrower declares bankruptcy and (vi) immediately after a Mortgage Loan becomes an REO Mortgage Loan. The Special Servicer shall notify the Master Servicer and the Master Servicer shall notify the Special Servicer, as applicable, promptly upon the occurrence of any of the foregoing events.

     "Assignment of Leases, Rents and Profits": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     "Assignment of Mortgage": An assignment of Mortgage without recourse, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages encumbering Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording; provided, however, that none of the Trustee, the Custodian and the Master Servicer shall be responsible for determining whether any assignment is legally sufficient or in recordable form.

     "Assumption Fees": Any fees collected by the Master Servicer or Special Servicer in connection with an assumption or modification of a Mortgage Loan or substitution of a Borrower thereunder permitted to be executed under the provisions of this Agreement.

     "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 5.07.

     "Available Funds": For a Distribution Date, the sum of (i) all Monthly Payments, Extended Monthly Payments, Balloon Payments or other receipts on account of principal and interest (including Unscheduled Payments and any Net REO Proceeds transferred from an REO Account pursuant to Section 3.17(b)) on or in respect of the Mortgage Loans received by the Master Servicer in the Collection Period relating to such Distribution Date, (ii) all other amounts received by the Master Servicer in such Collection Period and required to be placed in the Collection Account by the Master Servicer pursuant to Section 3.05 allocable to such Mortgage Loans, and including all P&I Advances made by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, in respect of such Distribution Date and any interest or other income earned on funds in the Interest Reserve Account, (iii) for the Distribution Date occurring in each March, the related Withheld Amounts remitted to the Lower-Tier Distribution Account pursuant to Sections 3.25 and 4.06(b), and (iv) any late payments of Monthly Payments received after the end of the Collection Period relating to such Distribution Date but prior to the related Master Servicer Remittance Date but excluding the following:

     (a) amounts permitted to be used to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described in Section 3.06(ii) and
(iii);

     (b) those portions of each payment of interest which represent the applicable Servicing Fee and an amount representing any applicable Special Servicing Compensation with respect to such Distribution Date;

     (c) all amounts in the nature of late fees (subject to Section 3.12 hereof), loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, Assumption Fees and similar fees, and reinvestment earnings on Investment Accounts which the Master Servicer or the Special Servicer is entitled to retain as additional servicing compensation;

     (d) all amounts representing scheduled Monthly Payments due after the related Due Date;

     (e) that portion of Net Liquidation Proceeds or Net Insurance Proceeds with respect to a Mortgage Loan which represents any unpaid Servicing Fee, Trustee Fee and Special Servicing Compensation, to which the Master Servicer, Trustee and the Special Servicer, respectively, are entitled;

     (f) all amounts representing expenses specifically reimbursable or payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Master Servicer or withdrawn by the Master Servicer from the Collection Account to the extent expressly set forth in this Agreement (including, without limitation, as provided in Section
3.06 and including any indemnities provided for herein), including interest thereon as provided in this Agreement;

     (g) any interest or investment income on funds on deposit in the Collection Account, the Upper-Tier Distribution Account, the Middle-Tier Distribution Account, the Lower-Tier Distribution Account, the Class Q Distribution Account, the Excess Interest Distribution Account, the Class M Distribution Account, the Interest Reserve Account, any Lock-Box Account, any Reserve Account or any REO Account or in Permitted Investments in which such funds may be invested;

     (h) with respect to the AAPT Fixed Component and the CAP Pool Loan and any Distribution Date relating to the one-month period preceding the Distribution Date in each February and in any January which is in a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of such Component as of the Due Date in the month preceding the month in which such Distribution Date occurs at the related Mortgage Rate to the extent such amounts are to be deposited in the Interest Reserve Account and held for future distribution pursuant to Section 3.25;

     (i) all amounts received with respect to each Mortgage Loan previously purchased or repurchased pursuant to Sections 2.03(c), 3.18 or 9.01 during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

     (j) the amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in Section 4.05;

     (k) Prepayment Premiums;

     (l) Default Interest;

     (m) Excess Interest; and

     (n) all amounts received on or in respect of the Montehiedra Partner Loans.

     "Balloon Payment": With respect to the 380 Madison Loan and the Whitehall Pool Loan, the payments due on their respective stated maturity dates.

     "Base Interest Fraction": With respect to any Principal Prepayment on any Mortgage Loan and with respect to any Class of Certificates (other than the Class A-1, Class X-1A, Class X-1B, Class X-2, Class M, Class Q, Class H and Residual Certificates) is a fraction (A) whose numerator is the greater of (x) zero and (y) the excess of (i) the Pass-Through Rate on such Class of Certificates for such Distribution Date over (ii) the sum of the discount rate used in accordance with the related Loan Documents in calculating the Prepayment Premiums with respect to such Principal Prepayment and the Spread Rate for such Class of Certificates, and (B) whose denominator is the excess of (i) the Mortgage Rate on the related Mortgage Loan over (ii) the discount rate used in accordance with the related Loan Documents in calculating the Prepayment Premiums with respect to such Principal Prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such discount rate is greater than the Mortgage Rate on the related Mortgage Loan, then the Base Interest Fraction shall equal zero.

     "Beneficial Owner": With respect to a Global Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository). Each of the Trustee and the Master Servicer shall have the right to require, as a condition to acknowledging the status of any Person as a Beneficial Owner under this Agreement, that such Person provide evidence at its expense of its status as a Beneficial Owner hereunder.

     "Borrower": With respect to any Mortgage Loan or the Montehiedra Partner Loans, any obligor or obligors on any related Note or Notes.

     "Borrower Account": As defined in Section 3.07(a).

     "Business Day": Any day other than a Saturday, a Sunday or any day on which banking institutions in the City of New York, New York, the cities in which the principal offices of the Master Servicer or Special Servicers are located, or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law, executive order or governmental decree to be closed.

     "Cadillac Fairview Pool Loan": The Mortgage Loan identified as No. 1 on the Mortgage Loan Schedule.

     "CAP Pool Loan": The Mortgage Loan identified as No. 5 on the Mortgage Loan Schedule.

     "Cash Deposit": An amount equal to all cash payments of principal and interest received by the related Originator in respect of the Mortgage Loans prior to or on the Closing Date that are due after the Cut-Off Date.

     "CEDEL": Citibank, N.A., as depositary for CEDEL Bank, S.A., or its successor in such capacity.

     "Century Plaza Towers Loan": The Mortgage Loan identified as No. 2 on the Mortgage Loan Schedule.

     "Certificate": Any Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class M, Class Q, Class R, Class MR or Class LR Certificate issued, authenticated and delivered hereunder.

     "Certificate Custodian": Initially, LaSalle National Bank; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     "Certificate Principal Amount": With respect to any Class of Certificates (other than the Class X-1A, Class X-1B, Class X-2, Class Q, Class R, Class MR and Class LR Certificates) (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Principal Amount of such Class, as specified in the Preliminary Statement hereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Principal Amount of such Class of Certificates on the Distribution Date immediately prior to such date of determination, after actual distributions of principal thereon and allocation of Realized Losses thereto on such prior Distribution Date; provided that for purposes of determining Voting Rights, the Certificate Principal Amount of each of the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates shall be deemed to have been reduced by the amount of any Appraisal Reduction Amounts notionally allocated thereto pursuant to Section 4.01(j). With respect to any Class of Middle-Tier Regular Interest, an amount equal to the Certificate Principal Amount of the Related Certificates. With respect to any Class of Lower-Tier Regular Interest, (a) on or prior to the first Distribution Date, an amount equal to the initial principal balance of such Class, as specified in the definition thereof, and (b) as of any date of determination after the first Distribution Date, the Certificate Principal Amount of such Class on the Distribution Date immediately prior to such date of determination, after distribution of principal thereon and allocation of Realized Losses thereto on such prior Determination Date in accordance with
Section 4.01(a)(i).

     "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Certificateholder": With respect to any Certificate, the Person whose name is registered in the Certificate Register; provided, however, that, except to the extent provided in the next proviso, solely for the purpose of giving any consent or taking any action pursuant to this Agreement, any Certificate beneficially owned by the Seller, the Master Servicer, the Special Servicer, the Trustee, a manager of a Mortgaged Property, a mortgagor or any Person known to a Responsible Officer of the Certificate Registrar to be an Affiliate of the Seller, the Trustee, the Master Servicer or the Special Servicer shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained; provided, however, that (i) for purposes of obtaining the consent of Certificateholders to an amendment of this Agreement, any Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate thereof shall be deemed to be outstanding, provided, that, such amendment does not relate to compensation of the Master Servicer or the Special Servicer or benefit the Master Servicer or the Special Servicer (in its capacity as such) or any Affiliate thereof (other than solely in its capacity as Certificateholder) in any material respect, in which case such Certificate shall be deemed not to be outstanding; and (ii) for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Master Servicer or an Affiliate thereof shall be deemed to be outstanding, provided that the Special Servicer is not the Master Servicer. For purposes of obtaining the consent of Certificateholders to any action with respect to a particular Mortgage Loan proposed to be taken by the Master Servicer or Special Servicer, any Certificates beneficially owned by the Affiliates of the related Borrower, the related Manager, or Affiliates of the related Manager shall not be deemed to be outstanding.

     Notwithstanding the foregoing, solely for purposes of providing or distributing any reports, statements or other information required or permitted to be provided to a Certificateholder hereunder, a Certificateholder shall include any Beneficial Owner, or any Person identified by a Beneficial Owner as a prospective transferee of a Certificate beneficially owned by such Beneficial Owner but only if the Trustee or another party hereto furnishing such report, statement or information has been provided with the name of the Beneficial Owner of the related Certificate or the Person identified as a prospective transferee thereof. For purposes of the foregoing, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Fiscal Agent or other such Person may rely, without limitation, on a participant listing from the Depository or statements furnished by a Person that on their face appear to be statements from a participant in the Depository to such Person indicating that such Person beneficially owns Certificates.

     "Class": With respect to the Certificates, all of the Certificates bearing the same alphabetical and numerical class designation, and with respect to the Lower-Tier Regular Interests or Middle-Tier Regular Interests, each interest bearing the applicable alphabetical and numerical designation set forth in the Preliminary Statement hereto.

     "Class  A   Certificates":   Class  A-1   Certificates,   the  Class   A-2A
Certificates, the Class A-2B Certificates, the Class A-2C Certificates and the Class A-2D Certificates.

     "Class  A-1  Certificate":   Any  one  of  the  Certificates  executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 hereto.

     "Class A-1 Pass-Through Rate": With respect to the initial Distribution Date, 5.87453%, and thereafter, a per annum rate equal to the Adjusted LIBOR Rate.

     "Class A-2A Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 hereto.

     "Class A-2A Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class A-2A Certificates.

     "Class A-2A Pass-Through Rate": A per annum rate equal to 6.940000%.

     "Class A-2B Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 hereto.

     "Class A-2B Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class A-2B Certificates.

     "Class A-2B Pass-Through Rate": A per annum rate equal to 6.860000%.

     "Class A-2C Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 hereto.

     "Class A-2C Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class A-2C Certificates.

     "Class A-2C Pass-Through Rate": A per annum rate equal to 6.930000%.

     "Class A-2D Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 hereto.

     "Class A-2D Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class A-2D Certificates.

     "Class A-2D Pass-Through Rate": A per annum rate equal to 6.940000%.

     "Class  B  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 hereto.

     "Class B Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class B Certificates.

     "Class B Pass-Through Rate": With respect to the initial Distribution Date, 7.153088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.96%.

     "Class  C  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 hereto.

     "Class C Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class C Certificates.

     "Class C Pass-Through Rate": With respect to the initial Distribution Date, 7.193088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.92%.

     "Class  D  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 hereto.

     "Class D Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class D Certificates.

     "Class D Pass-Through Rate": With respect to the initial Distribution Date, 7.213088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.90%.

     "Class  E  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 hereto.

     "Class E Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class E Certificates.

     "Class E Pass-Through Rate": With respect to the initial Distribution Date, 7.283088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.83%.

     "Class  F  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-13 hereto.

     "Class F Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class F Certificates.

     "Class F Pass-Through Rate": With respect to the initial Distribution Date, 7.353088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.76%.

     "Class  G  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-14 hereto.

     "Class G Component": With respect to the Class X-2 Certificates, at any date of determination, that portion of the Notional Amount of the Class X-2 Certificates equal to the Certificate Principal Amount of the Class G Certificates.

     "Class G Pass-Through Rate": With respect to the initial Distribution Date, 7.823088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate minus 0.29%.

     "Class  H  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-15 hereto.

     "Class H Pass-Through Rate": With respect to the initial Distribution Date, 8.113088%, and thereafter, a per annum rate equal to the Adjusted WAC Rate.

     "Class LA-1T Interest": A regular interest in the Lower-Tier REMIC having an initial principal balance equal to approximately 99% of the Stated Principal Balance of the Group 1 Components and an interest rate equal to the Class LA-1T Pass-Through Rate, and which is entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LA-1T Pass-Through Rate": A per annum rate equal to, for each Distribution Date through the Distribution Date in July 2004, LIBOR plus 0.23% and for each Distribution Date thereafter, the lesser of (i) LIBOR plus 0.70% and (ii) the Group 1 WAC Rate.

     "Class LA-1S Interest": A regular interest in the Lower-Tier REMIC having an initial principal balance equal to approximately 1% of the Stated Principal Balance of the Group 1 Components and an interest rate equal to the Class LA-1S Pass-Through Rate, and which is entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LA-1S Pass-Through Rate": A per annum rate equal to the Adjusted LIBOR Rate.

     "Class LF-T Interest": A regular interest in the Lower-Tier REMIC having an initial principal balance equal to approximately 99% of the Stated Principal Balance of the Group 2 Loans and an interest rate equal to the Class LF-T Pass-Through Rate, and which is entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LF-T Pass-Through Rate": A per annum rate equal to the Group 2 WAC Rate.

     "Class LF-S Interest": A regular interest in the Lower-Tier REMIC having an initial principal balance equal to approximately 1% of the Stated Principal Balance of the Group 2 Loans and an interest rate equal to the Class LF-S Pass-Through Rate, and which is entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LF-S Pass-Through Rate": A per annum rate equal to the Group 2 WAC Rate.

     "Class LR Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-20 hereto. The Class LR Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount.

     "Class M Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-16 hereto. The Class M Certificates represent a beneficial ownership interest in the Montehiedra Partner Loans, all proceeds thereof and the Class M Distribution Account.

     "Class M Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.05(e), which shall be entitled "GMAC Commercial Mortgage Corporation in trust for LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class M Certificateholders, Class M Collection Account" and which must be an Eligible Account.

     "Class M Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(e), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class M Certificateholders, Class M Distribution Account" and which must be an Eligible Account. The Class M Distribution Account shall not be an asset of the Lower-Tier REMIC, Middle-Tier REMIC, or the Upper-Tier REMIC formed hereunder.

     "Class M Pass-Through Rate": The per annum rate equal to (a) the per annum rate in effect from time to time at which interest accrues on the Montehiedra Partner Loans, without giving effect to any default rate, less (b) the Servicing Fee Rate on the Montehiedra Partner Loans. Initially, the Pass-Through Rate on the Class M Certificates will be 8.1865%.

     "Class MA-1 Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MA-1 Pass-Through Rate": A per annum rate equal to the Adjusted LIBOR Rate.

     "Class MA-2A Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MA-2A Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MA-2B Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MA-2B Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MA-2C Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MA-2C Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MA-2D Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MA-2D Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MB Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MB Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MC Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MC Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MD Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MD Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class ME Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class ME Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MF Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MF Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MG Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MG Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MH Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class MH Pass-Through Rate": A per annum rate equal to the Adjusted WAC Rate.

     "Class MR Certificate": Any Certificate executed and authenticated by the Trustee or Authenticating Agent in substantially the form set forth in Exhibit A-19 hereto. The Class MR Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount.

     "Class MX-1B Interest": A regular interest in the Middle-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class Q Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-17 hereto and entitled to the distributions payable thereto pursuant to Section 4.01(a). The Class Q Certificates have no Pass-Through Rate,
Certificate Principal Amount or Notional Amount. The Class Q Certificates represent a beneficial ownership interest in the Default Interest, subject to the obligation to pay interest on Advances, and the AAPT Strip.

     "Class Q Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(c), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class Q Certificateholders, Class Q Distribution Account" and which must be an Eligible Account. The Class Q Distribution Account shall not be an asset of the Lower-Tier REMIC, Middle-Tier REMIC, or the Upper-Tier REMIC formed hereunder.

     "Class R Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-16 hereto. The Class R Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount.

     "Class X-1A Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 hereto.

     "Class X-1A Notional Amount": For any date of determination, a notional principal amount equal to the aggregate Stated Principal Balance of the Group 1 Components as of the preceding Distribution Date or, in the case of the first Distribution Date, the Cut-Off Date.

     "Class X-1A Pass-Through Rate": A per annum rate equal to, for each Distribution Date up to and including the Distribution Date in July 2000, the excess, if any, of (i) the Group 1 WAC Rate, over (ii) the Adjusted LIBOR Rate (for purposes of this definition only, adjusting the Adjusted LIBOR Rate to a rate calculated on the basis of a 360-day year consisting of twelve 30-day months).

     "Class X-1A Prepayment Factor": As defined under Section 4.01(c).

     "Class X-1A Strip": A portion of the interest payments on the AAPT LIBOR A Component and the AAPT LIBOR B Component consisting of (i) 0.6415% per annum and 0.4715% per annum, respectively, on the Stated Principal Balance of such Components, for each Distribution Date up to and including the Distribution Date in July 2000 and (ii) thereafter, 0%.

     "Class X-1B Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 hereto.

     "Class X-1B Notional Amount": For any date of determination, a notional principal amount equal to the aggregate Stated Principal Balance of the Group 1 Components as of the preceding Distribution Date or, in the case of the first Distribution Date, the Cut-Off Date.

     "Class X-1B Pass-Through Rate": A per annum rate equal to (A) for each Distribution Date up to and including the Distribution Date in July 2000, 0%, and (B) thereafter, the excess, if any of (i) the Group 1 WAC Rate, over (ii) the Adjusted LIBOR Rate (for purposes of this definition only, adjusting the Adjusted LIBOR Rate to a rate calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class X-1B Notional Amount.

     "Class X-1B Strip": A portion of the interest payments on the AAPT LIBOR A Component and the AAPT LIBOR B Component consisting of (i) 0% for each Distribution Date up to and including the Distribution Date in July 2000 and
(ii) thereafter, 0.6415% per annum and 0.4715% per annum, respectively, on the Stated Principal Balance of such Components.

     "Class  X-2  Certificate":   Any  one  of  the  Certificates  executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 hereto.

     "Class X-2 Notional Amount": For any date of determination, a notional principal amount equal to the aggregate of the Certificate Principal Amounts of the Sequential Pay Certificates (other than the Class A-1 Certificates and Class H Certificates) as of the preceding Distribution Date (after giving effect to the distributions of principal on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

     "Class X-2 Pass-Through Rate": A per annum rate equal to the weighted average of the Pass-Through Rates on the Class A-2A Component, the Class A-2B Component, the Class A-2C Component, the Class A-2D Component, the Class B Component, the Class C Component, the Class D Component, the Class E Component, the Class F Component and the Class G Component, weighted on the basis of their respective Notional Amounts. The Pass-Through Rate on the Class A-2A Component is a per annum rate equal to the Adjusted WAC Rate minus the Class A-2A Pass-Through Rate. The Pass-Through Rate on the Class A-2B Component is a per annum rate equal to the Adjusted WAC Rate minus the Class A-2B Pass-Through
Rate. The Pass-Through Rate on the Class A-2C Component is a per annum rate equal to the Adjusted WAC Rate minus the Class A-2C Pass-Through Rate. The Pass-Through Rate on the Class A-2D Component is a per annum rate equal to the Adjusted WAC Rate minus the Class A-2D Pass-Through Rate. The Pass-Through Rate on the Class B Component is a per annum rate equal to 0.96%. The Pass-Through Rate on the Class C Component is a per annum rate equal to 0.92%. The
Pass-Through Rate on the Class D Component is a per annum rate equal to 0.90%. The Pass-Through Rate on the Class E Component is a per annum rate equal to 0.83%. The Pass-Through Rate on the Class F Component is a per annum rate equal to 0.76%. The Pass-Through Rate on the Class G Component is a per annum rate equal to 0.29%.

     "Closing Date": August 14, 1997.

     "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

     "Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.05(a), which shall be entitled "GMAC Commercial Mortgage Corporation in trust for LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Collection Account" and which must be an Eligible Account.

     "Collection Period": With respect to a Distribution Date and each Mortgage Loan and the Montehiedra Partner Loans, the period beginning on the day after the Due Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring on September 15, 1997, on the day after the Cut-Off Date) and ending on the Due Date in the month in which such Distribution Date occurs.

     "Commission": The Securities and Exchange Commission.

     "Components": Individually and collectively, the three components of the AAPT Pool Loan, namely, the fixed rate portion (the "AAPT Fixed Component") and two floating rate portions (the "AAPT LIBOR A Component" and the "AAPT LIBOR B Component") as identified on the Mortgage Loan Schedule.

     "Corporate Trust Office": The principal office of the Trustee located at 135 South LaSalle Street, Chicago, Illinois 60674-4107, Attention: Asset Backed Securities Trust Services Group-GSMCII-GL I, or the principal trust office of any successor trustee qualified and appointed pursuant to Section 8.08.

     "Cross-over Date": The Distribution Date on which the Certificate Principal Amount of each Class of Subordinate Certificates has been reduced to zero.

     "Custodial Agreement": The custodial agreement, if any, from time to time in effect between the Custodian named therein and the Trustee, as the same may be amended or modified from time to time in accordance with the terms thereof.

     "Custodian": Any Custodian appointed pursuant to Section 5.08 and, unless the Trustee is Custodian, named pursuant to any Custodial Agreement. The Custodian may (but need not) be the Trustee or the Master Servicer or any Affiliate of the Trustee or the Master Servicer, but may not be the Seller or any Affiliate thereof.

     "Cut-Off Date": With respect to each of the Mortgage Loans, August 11, 1997, and, with respect to the Montehiedra Partner Loans, August 12, 1997.

     "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

     "Default Interest": With respect to any Mortgage Loan or Component, interest accrued on such Mortgage Loan or Component at the excess of the related Default Rate over the sum of the related Mortgage Rate plus, if applicable, the Excess Rate for such Mortgage Loan. The Default Interest shall not be an asset of the Lower-Tier REMIC, the Middle-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Default Rate": With respect to each Mortgage Loan or Component, the per annum rate at which interest accrues on such Mortgage Loan or Component following any event of default on such Mortgage Loan or Component, including a default in the payment of a Monthly Payment, as such rate is set forth on the Mortgage Loan Schedule.

     "Denomination": As defined in Section 5.01.

     "Depository": The Depository Trust Company or a successor appointed by the Certificate Registrar (which appointment shall be at the direction of the Seller if the Seller is legally able to do so).

     "Depository Participant": A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Directing Class": As defined in Section 3.27.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business or any use of such REO Property in a trade or business conducted by the Trust Fund, or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10 percent of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Special Servicer, on behalf of the Trust Fund, shall not be considered to Directly Operate an REO Property solely because the Special Servicer, on behalf of the Trust Fund, establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Section 1.856-4(b)(5)(ii) of the regulations of the United States Department of the Treasury.

     "Disqualified Non-U.S. Person": With respect to a Class R, Class MR or Class LR Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R, Class MR or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 or (ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R, Class MR or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R, Class MR or Class LR Certificate will not be disregarded for federal income tax purposes.

     "Disqualified Organization": Either (a) the United States, a State or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing, (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code
Section 860E(c)(1)) with respect to the Class R, Class MR or Class LR Certificates (except certain farmers' cooperatives described in Code Section
521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), or (e) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that any Transfer to such Person may cause the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC to be subject to tax or to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     "Distribution Date": The second Business Day following the 11th day of each month, commencing on September 15, 1997, and with respect to the Class M Certificates, the second Business Day after the 12th day of each month (or, if the 12th day is not a Business Day, the third Business Day immediately following the 12th day of the month), commencing on September 16, 1997.

     "Due Date": With respect to any Mortgage Loan and the Montehiedra Partner Loans, the day each month set forth in the related Note on which the Monthly Payment is due and payable, and with respect to any Distribution Date, the Due Date occurring in the month in which such Distribution Date occurs.

     "Early Termination Notice Date": Any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     "Eligible Account": Either (i) (A) an account or accounts maintained with either a federal or state chartered depository institution or trust company the long-term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or, in the case of the REO Account, Collection Account, Interest Reserve Account, Class M Collection Account and Escrow Account, the long-term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) of which are rated at least "AA" by Fitch and DCR and "Aa3" by Moody's or, if applicable, the short-term rating equivalent thereof) or (B) as to which the Master Servicer or the Trustee, as applicable, has received written confirmation from each of the Rating Agencies that holding funds in such account would not cause any Rating Agency to qualify, withdraw or downgrade any of its ratings on the Certificates or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, which may be an account maintained with the Trustee or the Master Servicer; provided, however, that accounts held at First Union Bank, PNC Bank, NationsBank, Banco Popular de Puerto Rico (only with respect to accounts related to the Montehiedra Loan) and Banc One of Texas shall be Eligible Accounts for so long as there is no downgrade, qualification or withdrawal of the rating of such institutions from their ratings as of the Closing Date. Eligible Accounts may bear interest.

     "Eligible Investor": Any of (i) a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, or (ii) an Institutional Accredited Investor.

     "Environmental Report": The environmental audit report or reports with respect to each Mortgaged Property delivered to the related Originator in connection with the origination of the related Mortgage Loan.

     "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Escrow Account": As defined in Section 3.04(b).

     "Escrow Payment": Any payment made by any Borrower to the Master Servicer pursuant to the related Mortgage, Lock-Box Agreement or Loan Agreement for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments, ground rents and similar items in respect of the related Mortgaged Property.

     "Euroclear": Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System, or its successor in such capacity.

     "Event of Default": A Master Servicer Event of Default or Special Servicer Event of Default, as applicable.

     "Excess Interest": With respect to each Mortgage Loan and each Component (other than the 380 Madison Loan and Whitehall Pool Loan), interest accrued on such Mortgage Loan at the related Excess Rate plus interest thereon to the extent permitted by applicable law at the related Revised Mortgage Rate. The Excess Interest shall not be an asset of the Lower-Tier REMIC, the Middle-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Excess Interest Distribution Account": The trust account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(d), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Excess Interest Distribution Account" and which must be an Eligible Account. The Excess Interest Distribution Account shall not be an asset of the Lower-Tier REMIC, the Middle-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Excess Prepayment Interest Shortfall": With respect to any Distribution Date, the aggregate amount by which the Prepayment Interest Shortfall with respect to all Principal Prepayments received during the related Collection Period exceeds the aggregate Servicing Fee (minus the Trustee Fee) available to be paid to the Master Servicer for such Distribution Date.

     "Excess Rate": With respect to each Mortgage Loan (other than the 380 Madison Loan and the Whitehall Pool Loan) and each Component is the excess of the related Revised Mortgage Rate over the related Mortgage Rate, each as set forth in the Mortgage Loan Schedule, and with respect to the AAPT LIBOR Components, 2.00% per annum.

     "Exchange Act": The Securities Exchange Act of 1934, as amended.

     "Exchange Act Report": A Form 8-K, Form 10-K, Form 10-Q or Form 12b-25 to be filed with the Commission, under cover of the related form required by the Exchange Act.

     "Extended Monthly Payment": With respect to any extension of a Mortgage Loan as to which any principal balance and accrued interest remains unpaid on its Maturity Date (such unpaid amount, a "Balance"), an amount equal to (a) a deemed principal portion of a revised monthly payment (which will be calculated based on an amortization schedule which would fully amortize the applicable Balance over a term that does not extend past the date occurring two years prior to the Rated Final Distribution Date (commencing on the Maturity Date of such Mortgage Loan) and an interest rate no less than the Mortgage Rate with respect to such Mortgage Loan), and (b) interest at the applicable Default Rate; provided, however, that the Special Servicer may agree that the Extended Monthly Payments may include interest at a rate lower than the related Default Rate (but, except as otherwise provided herein, not lower than the related Mortgage
Rate).

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "Federal Funds Rate": means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any successor, "H.15(519)"), for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day shall be the rate set forth in the daily statistical release designated as Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any successor publication, the "Composite 3:30 p.m. Quotation") for such day under the Caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three
(3) leading brokers of Federal funds transactions in New York City selected by the Master Servicer.

     "Federal Reserve Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

     "Final Recovery Determination": With respect to any Specially Serviced Mortgage Loan or any Mortgage Loan subject to repurchase by the related Responsible Party pursuant to Section 2.03(c), the recovery of all Insurance Proceeds, Liquidation Proceeds, the related Repurchase Price and other payments or recoveries (including proceeds of the final sale of any REO Property) which the Master Servicer (or in the case of a Specially Serviced Mortgage Loan, the Special Servicer), in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Custodian (and the Master
Servicer, if the certificate is from the Special Servicer), expects to be finally recoverable. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of (i) its termination as Master Servicer hereunder and the transfer of such records to a successor Master Servicer and (ii) five years following the termination of the Trust Fund.

     "Financial Market Publisher": Bloomberg Financial Service.

     "Financial Report": A Form 8-K including as exhibits under Item 7 of Form 8-K the financial statements and other financial information required to be filed as described in Sections 3.20 and 4.02.

     "Fiscal Agent": ABN AMRO Bank N.V., a Netherlands banking corporation, in its capacity as fiscal agent of the Trustee, or its successor in interest, or any successor fiscal agent appointed as herein provided.

     "Fitch": Fitch Investors Service, L.P., or its successor in interest.

     "Fixed Voting Rights Percentage": As defined in the definition of "Voting Rights."

     "FNMA": The Federal National Mortgage Association, or any successor thereto.

     "Form 8-K": A Current Report on Form 8-K under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 10-K": An Annual Report in Form 10-K under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 10-Q": A Quarterly Report in Form 10-Q under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 12b-25": A Notification of Late Filing required by Rule 12b-25 under the General Rules and Regulations under the Exchange Act.

     "Global Certificates": The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class M Certificates.

     "GMACCM": GMAC Commercial Mortgage Corporation, a California corporation.

     "Grantor Trust": A segregated asset pool within the Trust Fund consisting of the Default Interest, Excess Interest, the Montehiedra Partner Loans and amounts held from time to time in the Class Q Distribution Account, the Excess Interest Distribution Account, the Class M Collection Account and the Class M Distribution Account.

     "Group 1 Components": The AAPT LIBOR Components.

     "Group 1 Difference Amount": With respect to any Distribution Date, the amount (which may be positive or negative) equal to the aggregate Stated Principal Balance of the Group 1 Components as of their Due Date in the month preceding the month in which such Distribution Date occurs minus the Certificate Principal Amount of the Class A-1 Certificates as of the beginning of the related Interest Accrual Period.

     "Group 1 WAC Rate": With respect to any Distribution Date, the weighted average of the Net Mortgage Rates in effect for the Group 1 Components as of their Due Date in the month preceding the month in which such Distribution Date occurs weighted on the basis of their respective Stated Principal Balances on such Due Date.

     "Group 2 Loans": The Cadillac Fairview Pool Loan, the Century Plaza Towers Loan, the 380 Madison Loan, the CAP Pool Loan, the Whitehall Pool Loan, the Ritz Plaza Loan, the Montehiedra Loan and the AAPT Fixed Component.

     "Group 2 WAC Rate": The weighted average of the Net Mortgage Rates in effect for the Group 2 Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs weighted on the basis of the respective Stated Principal Balances of the Group 2 Loans on such Due Dates.

     "GSMC": Goldman Sachs Mortgage Company, a New York limited partnership.

     "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now or hereafter existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

     "Holder": With respect to any Certificate, a Certificateholder; with respect to any Lower-Tier Regular Interest and any Middle-Tier Regular Interest, the Trustee.

     "Indemnified Party": As defined in Section 8.05(c).

     "Indemnifying Party": As defined in Section 8.05(c).

     "Independent": When used with respect to any specified Person, any such Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Seller, the Trustee, the Master Servicer, the Special Servicer, any Borrower or any Affiliate thereof, and (ii) is not connected with any such Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except neither the Master Servicer nor the Special Servicer shall be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent Contractor) addressed to the Master Servicer and the Trustee has been delivered to the Trustee to that effect) or (ii) any other Person (including the Master Servicer and the Special Servicer) if the Master Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

     "Individual Certificate": Any Certificate in definitive, fully registered form without interest coupons.

     "Initial Class A-1 Margin": As defined in Section 4.01(c).

     "Institutional Accredited Investor": An entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Act, or an entity in which all the equity owners meet such requirements.

     "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to a Mortgage Loan (including any amounts paid by the Master Servicer pursuant to Section 3.08).

     "Interest Accrual Amount": With respect to any Distribution Date and any Class of Sequential Pay Certificates or any Class of Lower-Tier Regular Interests, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Principal Amount (provided, that for interest accrual purposes any distributions in reduction of Certificate Principal Amount or reductions in Certificate Principal Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period shall be deemed to have been made on the first day of such Interest Accrual Period). With respect to any Distribution Date and the Class X-1A, Class X-1B and Class X-2 Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class for such Interest Accrual Period on the applicable Notional Amount of such Class (provided, that for interest accrual purposes any distributions in reduction of Notional Amount or reductions in Notional Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period shall be deemed to have been made on the first day of such Interest Accrual Period). With respect to any Distribution Date and the Class MX-1B Interest, the amount set forth in Section 4.01(a)(ii). Calculations of interest due in respect of the Regular Certificates, other than the Class A-1 Certificates, and the Class LF-T and Class LF-S Interests shall be made on the basis of a 360-day year consisting of twelve 30-day months. Calculations of interest due in respect of Class A-1 and Class M Certificates, the Class LA-1T and Class LA-1S Interests and the Class MX-1B Interest shall be made based on the actual number of days in such Interest Accrual Period and a 360-day year.

     "Interest Accrual Period": With respect to any Distribution Date and with respect to each Class of Certificates, other than the Class A-1 Certificates and the Class LF-T and Class LF-S Interests, the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates other than the Class A-1 and Class M Certificates and the Class LF-T and Class LF-S Interests is assumed to consist of 30 days. With respect to the Class A-1 Certificates, the Class LA-T and Class LA-1S Interests and the Class MX-1B Interest, the Interest Accrual Period with respect to any Distribution Date is the period commencing on and including the Distribution Date in the month preceding the month in which such Distribution Date occurs (or August 14th in the case of the initial Interest Accrual Period) and ending on and including the day immediately preceding such Distribution Date.

     "Interest Distribution Amount": With respect to any Distribution Date and each Class of Regular Certificates, Lower-Tier Regular Interest and the Class MX-1B Interest, an amount equal to (A) the sum of (i) the Interest Accrual Amount for such Distribution Date and (ii) the Interest Shortfall, if any, for such Distribution Date, less (B) the sum of (i) any Excess Prepayment Interest Shortfall allocated to such Class on such Distribution Date pursuant to Section 4.01(g), and (ii) in the case of the Class X-2 Certificates only, the aggregate Reduction Interest Distribution Amount for such Distribution Date. With respect to the Class M Certificates, the Interest Distribution Amount is an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for the Class M Certificates on the related Certificate Principal Amount (provided, that for interest accrual purposes any distributions in reduction of Certificate Principal Amount or reductions in Certificate Principal Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period shall be deemed to have been made on the first day of such Interest Accrual Period).

     "Interest Rate Cap Agreement": That certain interest rate cap agreement entered into between the Borrowers under the AAPT Pool Loan and Bear Stearns Financial Products Inc.

     "Interest Rate Cap Provider": Bear Stearns Financial Products Inc., in its capacity as the interest rate cap provider, or any successor thereto, pursuant to the Interest Rate Cap Agreement.

     "Interest Reserve Account": The account created and maintained by the Trustee pursuant to Section 3.25, which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Interest Reserve Account" and which shall be an Eligible Account.

     "Interest Reset Date": The first day of each Interest Accrual Period for the Class A-1 Certificates.

     "Interest Shortfall": With respect to any Distribution Date for any Class of Regular Certificates, Lower-Tier Regular Interests and the Class MX-1B Interest is the sum of (a) the excess, if any, of (i) the Interest Distribution Amount for such Class for the immediately preceding Distribution Date, over (ii) all distributions of interest (other than Excess Interest) made with respect to such Class on the immediately preceding Distribution Date, and (b) to the extent permitted by applicable law, (i) other than in the case of the Class X-1A, Class X-1B or Class X-2 Certificates and the Class MX-1B Interest, one month's interest on any such excess at the Pass-Through Rate applicable to such Class for the current Distribution Date, (ii) in the case of the Class X-1A and Class X-1B Certificates and the Class MX-1B Interest, one month's interest on any such excess at the Group 1 WAC Rate for such Distribution Date and (iii) in the case of the Class X-2 Certificates, one month's interest on any such excess at the Adjusted WAC Rate for such Distribution Date.

     "Interested Person": As of any date of determination, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, any Borrower, any manager of a Mortgaged Property, any Independent Contractor engaged by the Special Servicer pursuant to Section 3.17, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

     "Investment Account": As defined in Section 3.07(a).

     "Investment Representation Letter": As defined in Section 5.02(c)(i)(A).

     "IRS": The Internal Revenue Service.

     "LIBOR" means, with respect to the Interest Accrual Period for the Class A-1 Certificates, the rate for deposits in U.S. Dollars for a one month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the applicable LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Master Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in U.S. Dollars to leading European banks for a one month period; provided, that the Master Servicer shall confer with the Interest Rate Cap Provider prior to selecting such quotes.

     "LIBOR Business Day": Any day, other than a Saturday or Sunday or any other day on which national banks in New York City are not open for business, on which United States dollar deposits may be dealt in on the London interbank market and on which commercial banks and foreign exchange markets are open in London.

     "LIBOR Determination Date": means, with respect to each Interest Accrual Period for the Class A-1 Certificates, the second LIBOR Business Day preceding the Interest Reset Date.

     "Liquidation Expenses": Expenses incurred by the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent in connection with the liquidation of any Mortgage Loan or property acquired in respect thereof
(including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Property Protection Expenses incurred with respect to such Mortgage Loan or such property including interest on the related Property Advances at the Advance Rate not previously reimbursed from collections or other proceeds therefrom.

     "Liquidation Fee": With respect to any Mortgage Loan or REO Property which is sold or transferred or otherwise liquidated, an amount equal to 0.75% of the amount equal to (a) the Liquidation Proceeds of such Mortgage Loan or REO Property (other than any such proceeds specified in clause (i) of the definition of Liquidation Proceeds) minus (b) any broker's commission and related brokerage referral fees.

     "Liquidation Proceeds": The amount (other than Insurance Proceeds) received in connection with (i) the taking of a Mortgaged Property (or portion thereof) by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Specially Serviced Mortgage Loan through a trustee's sale, foreclosure sale or otherwise or (iii) a sale of a Mortgage Loan or an REO Property in accordance with Section 3.18 or Section 9.01.

     "Loan Agreement": With respect to any Mortgage Loan or the Montehiedra Partner Loans, the loan agreement, if any, between the related Originator and the Borrower, pursuant to which such Mortgage Loan or the Montehiedra Partner Loans, as the case may be, were made.

     "Loan Documents": With respect to any Mortgage Loan or the Montehiedra Partner Loans, the documents executed or delivered in connection with the origination of such Mortgage Loan or the Montehiedra Partner Loans, as the case may be, or subsequently added to the related Mortgage File.

     "Loan Fraction": With respect to any Distribution Date, a fraction equal to the sum of the Stated Principal Balances of the Group 1 Components on the Due Date for such Mortgage Loans in the related Collection Period, divided by the sum of the Stated Principal Balances of all Mortgage Loans on their respective Due Dates in the related Collection Period.

     "Loan Group": Either of the Loan Group 1 or Loan Group 2.

     "Loan Group 1": The loan group consisting of the Group 1 Components.

     "Loan Group 2": The loan group consisting of the Group 2 Loans.

     "Loan Number": With respect to any Mortgage Loan or the Montehiedra Partner Loans, the loan number by which such Mortgage Loan or the Montehiedra Partner Loans, as the case may be, was identified on the books and records of the Seller or any sub-servicer for the Seller, as set forth in the Mortgage Loan Schedule.

     "Loan Sale Agreement": The Loan Sale Agreement, dated as of the Cut-Off Date, by and between the Seller and GSMC, a copy of which is attached hereto as Exhibit G.

     "Lock-Box Account": With respect to any Mortgaged Property, if applicable, any account created pursuant to any documents relating to a Mortgage Loan to receive rental or other income generated by the Mortgaged Property. Any Lock-Box Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan or the Montehiedra Partner Loans and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon.

     "Lock-Box Agreement": With respect to any Mortgage Loan, the lock-box or other similar agreement, if any, between the related Originator and the Borrower, pursuant to which the related Lock-Box Account, if any, may have been established.

     "Lock-out Period": With respect to any Mortgage Loan or the Montehiedra Partner Loans, the period of time specified in the related Loan Documents during which voluntary prepayments by the related Borrower are prohibited.

     "Lower-Tier Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Lower-Tier Distribution Account" and which must be an Eligible Account.

     "Lower-Tier Regular Interests": The Class LA-1T, Class LA-1S, Class LF-T and Class LF-S Interests.

     "Lower-Tier   REMIC":  A  segregated  asset  pool  within  the  Trust  Fund consisting of the Mortgage Loans (exclusive of Default Interest, Excess Interest, the AAPT Strip, the Class X-1A Strip and the Class X-1B Strip), collections thereon, any REO Property acquired in respect thereof and all proceeds of such REO Property, other property of the Trust Fund related thereto, and amounts held in respect thereof from time to time in the Collection Account, the Interest Reserve Account and the Lower-Tier Distribution Account.

     "MAI": Member of the Appraisal Institute.

     "Management Agreement": With respect to any Mortgage Loan, the management agreement, if any, by and between the Manager and the related Borrower, or any successor management agreement between such parties.

     "Manager": With respect to any Mortgage Loan, any property manager for the related Mortgaged Properties.

     "Master Servicer": GMACCM or its successor in interest, or any successor Master Servicer appointed as herein provided.

     "Master Servicer Event of Default": As defined in Section 7.01(a).

     "Master Servicer Remittance Date": With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

     "Master Servicer Remittance Report": A report prepared by the Master Servicer in such media as may be agreed upon by the Master Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.01 and to furnish statements to Certificateholders pursuant to Section 4.02 and containing such additional information as the Master Servicer and the Trustee may from time to time agree.

     "Maturity Date": With respect to each Mortgage Loan and the Montehiedra Partner Loans, the maturity date as set forth on the Mortgage Loan Schedule.

     "Middle-Tier Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Middle-Tier Distribution Account" and which must be an Eligible Account.

     "Middle-Tier Regular Interests": The Class MA-1, Class MX-1B, Class MA-2A, Class MA-2B, Class MA-2C, Class MA-2D, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MH Interests.

     "Middle-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Lower-Tier Regular Interests, the Class X-1B Strip (including all proceeds thereof) and amounts held from time to time in the Middle-Tier Distribution Account.

     "Montehiedra Loan": The Mortgage Loan identified as No. 8 on the Mortgage Loan Schedule.

     "Montehiedra Partner Borrowers": Montehiedra Holding L.P. and Montehiedra Holding II L.P., each a borrower with respect to the applicable Montehiedra Partner Loan.

     "Montehiedra Partner Guarantee": The guarantee of the Montehiedra Partner Loans by Vornado Realty, L.P., as set forth in each of those certain Credit Agreements, each dated April 18, 1997 and each between GSMC and the related Montehiedra Partner Borrower.

     "Montehiedra Partner Loans": The loans identified as No. 9 on the Mortgage Loan Schedule.

     "Montehiedra Pledged Collateral": All of the following: (i) all of the stock of Montehiedra Inc., the managing member of the sole general partner in the Borrower under the Montehiedra Loan, (ii) all of the limited liability company interests (other than those held by Montehiedra Inc.) in Montehiedra LLC, the sole general partner in the Borrower under the Montehiedra Loan, (iii) all of the limited partnership interests in the Borrower under the Montehiedra Loan and (iv) all of the partnership interests in Montehiedra Holding II L.P., the sole limited partner in the Montehiedra Borrower.

     "Monthly Distribution Statement": As defined in Section 4.02(a).

     "Monthly Payment": With respect to any Mortgage Loan (other than any REO Mortgage Loan) or any Component and any Due Date, the scheduled monthly payment of principal (if any) and interest at the related Mortgage Rate, which is payable by the related Borrower on such Due Date under the related Note or Notes, but not including any Balloon Payment. The Monthly Payment with respect to an REO Mortgage Loan is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged, determined as set forth in the preceding sentence and on the assumption that all other amounts, if any, due thereunder are paid when due.

     "Moody's": Moody's Investors Service, Inc., or its successor in interest.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in a Mortgaged Property securing a Note.

     "Mortgage File": With respect to (i) any Mortgage Loan, the mortgage documents listed in Section 2.01(i) through (xv) pertaining to such particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to the express provisions of this Agreement and (ii) the Montehiedra Partner Loans, the documents set forth on Exhibit I hereto.

     "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund, the mortgage loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Cut-Off Date. Such term shall include any REO Mortgage Loan or defeased Mortgage Loan, but shall not include the Montehiedra Partner Loans.

     "Mortgage Loan Schedule": The list of Mortgage Loans and the Montehiedra Partner Loans included in the Trust Fund as of the Closing Date being attached hereto as Exhibit B, which list shall set forth the following information with respect to each Mortgage Loan and the Montehiedra Partner Loans:

     (a) the Borrower's name;

     (b) the Monthly Payment in effect as of the Cut-Off Date;

     (c) the Mortgage Rate (separately identifying the Default Rate, the Excess Rate and the Revised Mortgage Rate, if any), including the interest calculation convention (i.e., "30/360" or "actual/360");

     (d) the Net Mortgage Rate in effect at the Cut-Off Date;

     (e) the original principal balance;

     (f) [Reserved]

     (g) the original term to stated maturity, remaining term to stated maturity, and Maturity Date;

     (h) the original and remaining amortization terms;

     (i) the Stated Principal Balance as of the Cut-Off Date;

     (j) the loan-to-value ratio as of the Cut-Off Date;

     (k) the applicable Servicing Fee Rate;

     (l) the applicable Loan Number; and

     (m) the number of Mortgaged Properties securing such Mortgage Loan.

     The Mortgage Loan Schedule shall also set forth the total of the amounts described under clause (a) and (d) above for all of the Mortgage Loans (but not including the Montehiedra Partner Loans).

     "Mortgage Rate": With respect to any Mortgage Loan or Component, the per annum rate at which interest accrues on such Mortgage Loan or Component as stated in the related Note, in each case without giving effect to the Excess Rate or the Default Rate with respect to any Mortgage Loan or Component. Notwithstanding the foregoing, if any Mortgage Loan or Component does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, then, for purposes of calculating Pass-Through Rates other than the Class A-1 Pass-Through Rate, the Mortgage Rate of such Mortgage Loan or Component for any one-month period preceding a related Due Date shall be a per annum rate equal to the Mortgage Rate thereof multiplied by a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30; provided, however, that with respect to the AAPT Fixed Component and the CAP Pool Loan the Mortgage Rate for the one-month period preceding the Due Dates in January in a year which is not a leap year and in February of any year, shall be the per annum rate as set forth in the related Note.

     "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple estate, and, with respect to certain Mortgage Loans, a leasehold estate, or both a leasehold estate and a fee simple estate, or a leasehold estate in a portion of the property and a fee simple estate in the remainder, in a parcel of land improved by a commercial property, together with any personal property, fixtures, leases and other property or rights pertaining thereto. With respect to the Montehiedra Partner Loans, the Mortgaged Property shall be the Montehiedra Pledged Collateral.

     "MPL Debt Service Amount": With respect to the Montehiedra Partner Loans and any Due Date, the required payment of principal and interest pursuant to the terms of the Loan Documents with respect to the Montehiedra Partner Loans.

     "MPL Interest Rate": The per annum rate at which interest accrues on the Montehiedra Partner Loans.

     "Net Default Interest": As defined in Section 3.05(c).

     "Net Insurance Proceeds": Insurance Proceeds, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the Mortgage or Note or other Loan Documents included in the Mortgage File or in accordance with prudent and customary servicing practices.

     "Net Liquidation Proceeds": The Liquidation Proceeds received with respect to any Mortgage Loan net of the amount of (i) Liquidation Expenses incurred with respect thereto and, (ii) with respect to proceeds received in connection with the taking of a Mortgaged Property (or portion thereof) by the power of eminent domain in condemnation, amounts required to be applied to the restoration or repair of the related Mortgaged Property.

     "Net Mortgage Rate": With respect to any Mortgage Loan or Component and any Distribution Date, the per annum rate equal to the Mortgage Rate for such Mortgage Loan or Component minus the related Servicing Fee Rate; provided, however, that for purposes of calculating any Pass-Through Rate (other than the Class M Pass-Through Rate), the Net Mortgage Rate of such Mortgage Loan or Component shall be determined without regard to any modification, waiver or amendment of the terms of such Mortgage Loan or Component, whether agreed to by the Special Servicer or resulting from bankruptcy, insolvency or similar proceeding involving the related Borrower.

     "Net REO Proceeds": With respect to each REO Property and any related REO Mortgage Loan, REO Proceeds with respect to such REO Property or REO Mortgage Loan net of any insurance premiums, taxes, assessments, ground rents and other costs and expenses permitted to be paid therefrom pursuant to Section 3.17(b) of this Agreement.

     "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

     "Nonrecoverable Advance": Any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, and which, in the good faith business judgment of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will not or, in the case of a proposed Advance, would not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan. The judgment or determination by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced in the case of the Master Servicer or Special Servicer, by a certificate of a Servicing Officer delivered to the Trustee, the Fiscal Agent, the Seller and, in the case of the Special Servicer, to the Master Servicer, and in the case of the Trustee or the Fiscal Agent, by a certificate of a Responsible Officer of the Trustee or Fiscal Agent, as applicable, delivered to the Seller (and the Trustee if the certificate is from the Fiscal Agent), which in each case sets forth such judgment or determination and the procedures and considerations of the Master Servicer, Special Servicer, Trustee or Fiscal Agent, as applicable, forming the basis of such determination (including, but not limited to, information selected by the Person making such judgment or determination in its good faith discretion, such as related income and expense statements, rent rolls, occupancy status, property inspections, Master Servicer, Special Servicer, Trustee or Fiscal Agent inquiries, third party engineering and environmental reports, and an appraisal conducted by an MAI appraiser in accordance with MAI standards or any Updated Appraisal thereof conducted within the past 12 months; copies of such documents to be included with the certificate of a Responsible Officer). Any determination of non-recoverability made by the Master Servicer may be made without regard to any value determination made by the Special Servicer other than pursuant to an Updated Appraisal.

     "Non-U.S. Person": A person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust.

     "Note": With respect to any Mortgage Loan and the Montehiedra Partner Loans as of any date of determination, the note or other evidence of indebtedness and/or agreements evidencing the indebtedness of a Borrower under such Mortgage Loan or the Montehiedra Partner Loans, including any amendments or modifications, or any renewal or substitution notes, as of such date.

     "Notice of Termination": Any of the notices given to the Trustee by the Master Servicer, the Seller or any Holder of a Class LR Certificate pursuant to
Section 9.01(c).

     "Notional Amount": Any of the Class X-1A Notional Amount, Class X-1B Notional Amount or Class X-2 Notional Amount.

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President (however denominated) and by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, any Trust Officer or other officer of the Master Servicer or the Special Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Seller, and delivered to the Seller, the Trustee or the Master Servicer, as the case may be.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Seller, the Special Servicer or the Master Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to (a) qualification of the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC as a REMIC or the imposition of tax under the REMIC Provisions on any income or property of either REMIC, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor"), (c) qualification of the Grantor Trust as a grantor trust or (d) a resignation of the Master Servicer pursuant to Section 6.04, must be an opinion of counsel who is Independent of the Seller, the Special Servicer and the Master Servicer.

     "Originator": Each of GSMC with respect to the AAPT Pool Loan, the CAP Pool Loan, the Montehiedra Loan, and the Century Plaza Towers Loan, and GMACCM with respect to the Cadillac Fairview Pool Loan, the 380 Madison Loan, the Whitehall Pool Loan and the Ritz Plaza Loan.

     "Ownership Interest": Any record or beneficial interest in a Class R, Class MR or Class LR Certificate.

     "P&I Advance": As to any Mortgage Loan, any advance made by the Master Servicer, the Special Servicer, the Trustee, or the Fiscal Agent pursuant to
Section 4.06. Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to but without duplication, payment or reimbursement of interest thereon at the Advance Rate through the date of payment or reimbursement.

     "Pass-Through  Rate":  Each of the Class A-1  Pass-Through  Rate, the Class
A-2A Pass-Through Rate, the Class A-2B Pass-Through Rate, the Class A-2C Pass-Through Rate, the Class A-2D Pass-Through Rate, the Class X-1A Pass-Through Rate, the Class X-1B Pass-Through Rate, the Class X-2 Pass-Through Rate, the Class B Pass-Through Rate, the Class C Pass-Through Rate, the Class D Pass-Through Rate, the Class E Pass-Through Rate, the Class F Pass-Through Rate, the Class G Pass-Through Rate, the Class H Pass-Through Rate, and the Class M Pass-Through Rate. The Class Q, Class R, Class MR and Class LR Certificates do not have Pass-Through Rates.

     "Paying Agent": The paying agent appointed pursuant to Section 5.04.

     "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Certificate (except the Class Q, Class R, Class MR and Class LR Certificates), the percentage interest is equal to the initial denomination of such Certificate divided by the initial Certificate Principal Amount or Notional Amount, as applicable, of such Class of Certificates. With respect to any Class Q, Class R, Class MR or Class LR Certificate, the percentage interest is set forth on the face thereof.

     "Permitted Investments": Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which such funds are required to be drawn, regardless of whether issued by the Seller, the Master Servicer, the Trustee or any of their respective Affiliates and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to the Master Servicer that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates:

        (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (ii)    Federal Housing Administration debentures;

        (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (iv) federal funds, unsecured certificates of deposit, time or similar deposits, bankers' acceptances and repurchase agreements, with maturities of not more than 365 days, of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (v) demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (vi) debt obligations with maturities of not more than 365 days rated by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the
                Certificates) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

        (viii) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated by each Rating Agency in its highest short-term unsecured debt ratings category (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); and

        (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to the Master Servicer, Special Servicer or Trustee, as applicable, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates;

provided, however, that, in the judgment of the Master Servicer, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

     Notwithstanding the foregoing, to the extent that the Loan Documents with respect to a particular Mortgage Loan require the funds in the related Borrower Accounts to be invested in investments other than those itemized in clause (i) through (ix) above, the Master Servicer shall invest the funds in such Borrower Accounts in accordance with the terms of the related Loan Documents.

     "Permitted Transferee": With respect to a Class R, Class MR or Class LR Certificate, any Person that is a Qualified Institutional Buyer other than (a) a Disqualified Organization, (b) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel (provided at the expense of such Person or the Person requesting the Transfer) to the effect that the Transfer of an Ownership Interest in any Class R, Class MR or Class LR Certificate to such Person may cause the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding,
(c) a Person that is a Disqualified Non-U.S. Person and (d) a Plan or any Person investing the assets of a Plan.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Plan": As defined in Section 5.02(k).

     "Prepayment Assumption": The assumption that all of the Mortgage Loans prepay on their respective Anticipated Repayment Dates.

     "Prepayment Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, is equal to the amount of any shortfall in collections of interest, adjusted to the applicable Net Mortgage Rate, resulting from a Principal Prepayment on such Mortgage Loan during the related Collection Period and prior to the Due Date in such Collection Period.

     "Prepayment Premium": Payments received on a Mortgage Loan as the result of the receipt of certain Unscheduled Payments (other than an amount paid in connection with the release of the related Mortgaged Property through defeasance), which are intended to compensate the holder of the related Note for prepayment.

     "Principal Distribution Amount": For any Distribution Date and, to the extent specified herein, any Loan Group will be equal to the sum, without duplication, of:

        (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) which become due on the Due Date immediately preceding such Distribution Date (if received, or advanced by the Master Servicer, the Special Servicer, Trustee or Fiscal Agent, in respect of such Distribution Date) with respect to the Mortgage Loans or Components, as applicable, in such Loan Group;

        (ii) the principal component of all Extended Monthly Payments due on the related Due Date (if received, or advanced by the Master Servicer, the Special Servicer, Trustee or Fiscal Agent, in respect of such Distribution Date) with respect to the Mortgage Loans or Components, as applicable, in such Loan Group;

        (iii) the principal component of any payments (including any Balloon Payment) on any Mortgage Loan or Component in such Loan Group received on or after the Maturity Date thereof in the related Collection Period;

        (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan or Component in such Loan Group received or applied during the related Collection Period, net of the principal portion of any unreimbursed P&I Advances related to such Mortgage Loan or Component;

        (v) the principal portion of the Repurchase Price with respect to each Mortgage Loan or Component in such Loan Group received or applied during the related Collection Period from the Trust Fund pursuant to Section 2.03; and

        (vi) the Principal Shortfall, if any, for such Distribution Date and such Loan Group.

     The principal component of the amounts set forth above shall be determined in accordance with Section 1.02 hereof.

     "Principal Prepayment": Any payment of principal made by a Borrower on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment other than any amount paid in connection with the release of the related Mortgaged Property through defeasance.

     "Principal Shortfall": For any Distribution Date and any Loan Group, the amount, if any, by which (i) the Principal Distribution Amount for such Loan Group for the preceding Distribution Date, exceeds (ii) the aggregate amount actually distributed with respect to principal on such preceding Distribution Date in respect of such Principal Distribution Amount.

     "Private Global Certificate": As defined in Section 5.01 hereof.

     "Property Advance": As to any Mortgage Loan, any advance made by the Master Servicer, Special Servicer, the Trustee or the Fiscal Agent in respect of Property Protection Expenses or any expenses incurred to protect, preserve and enforce the security for a Mortgage Loan or taxes and assessments or insurance premiums, pursuant to Section 3.04 or Section 3.22, as applicable. Each reference to the payment or reimbursement of a Property Advance shall be deemed to include, whether or not specifically referred to, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such Advance through and including the date of payment or reimbursement.

     "Property Protection Expenses": Any costs and expenses incurred by the Master Servicer or the Special Servicer pursuant to Sections 3.04, 3.08, 3.10(f), 3.10(g), 3.10(i) and 3.17(b) or indicated herein as being a cost or expense of the Trust Fund exclusive of the Trust REMICs (in the case of the Montehiedra Partner Loans) or the Lower-Tier REMIC (in respect of the Mortgage Loans), to be advanced by the Master Servicer or the Special Servicer, as applicable.

     "Public Global Certificate": Each of the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1A and Class X-2 Certificates so long as any such Class of Certificates is registered in the name of a nominee of the Depository.

     "Qualified Institutional Buyer": A qualified institutional buyer within the meaning of Rule 144A.

     "Qualified Insurer": As used in Sections 3.08 and 5.08, in the case of (i) all policies not referred to in clause (ii) below, an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction and whose claims paying ability is rated (a) in the one of the three highest applicable rating categories by at least two nationally recognized statistical rating organizations (or, with respect to the Century Plaza Towers Loan, at least AVIII by Best's Rating Guide), and (b) either "A" by Fitch or at least AIX by Best's Rating Guide (or, with respect to the Century Plaza Towers Loan, at least AVIII by Best), and (ii) in the case of the fidelity bond and the errors and omissions insurance required to be maintained pursuant to Section 3.08(c), shall have a claim paying ability rated by each Rating Agency (and if such company is not rated by Fitch, is rated A-IX by Best's Key Rating Guide) no lower than two ratings categories (without regard to pluses or minuses) lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "BBB" by DCR and Fitch and "Baa3" by Moody's (or, if such company is not rated by DCR, rated at least in an equivalent category by at least two nationally recognized statistical rating organizations), unless in the case where such insurance is not rated by one or more Rating Agencies or where such insurance has a claims paying ability rated by one or more Rating Agencies in a rating category lower than required herein, each such Rating Agency has confirmed in writing that obtaining the related insurance from an insurance company that is not rated by such Rating Agency (subject to the foregoing exceptions) or that has a lower claims paying ability than such requirements shall not result, in and of itself, in a downgrade, qualification or withdrawal of the then current ratings by such Rating Agency to any Class of Certificates.

     "Qualified Mortgage": A Mortgage Loan that is a "qualified mortgage" within the meaning of Code Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

     "Rated Final Distribution Date": The Distribution Date occurring in July 2030.

     "Rating Agency": Any of DCR, Moody's or Fitch. References herein to the highest long-term unsecured debt rating category of DCR and Fitch shall mean "AAA" and of Moody's shall mean "Aaa" and in the case of any other rating agency shall mean such highest rating category or better without regard to any plus or minus or numerical qualification.

     "Rating Agency Monitoring Fee": The annual monitoring and surveillance fees charged by the Rating Agencies.

     "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures thereon (including items that are structural components of the buildings or structures), in each such case as such terms are used in the REMIC Provisions.

     "Realized Loss": With respect to any Distribution Date, the amount, if any, by which the aggregate Certificate Principal Amount of the Certificates (other than the Class M Certificates) after giving effect to distributions on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to any payments of principal received or advanced with respect to the Due Date occurring immediately prior to such Distribution Date. With respect to the Class M Certificates and any Distribution Date, Realized Loss shall mean the amount, if any, by which the Certificate Principal Amount of the Class M Certificates after giving effect to distributions on such
Distribution Date exceeds the aggregate Stated Principal Balance of the Montehiedra Partner Loans after giving effect to any payments of principal received with respect to the Due Date occurring immediately prior to such Distribution Date.

     "Reassignment  of Assignment of Leases,  Rents and Profits":  As defined in
Section 2.01(viii).

     "Record Date": With respect to each Distribution Date and each Class of Certificates, other than the Class A-1 Certificates, the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day; with respect to each Distribution Date and the Class A-1 Certificates, the close of business on the 10th day of the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day.

     "Reduction Interest Distribution Amount": With respect to the Class X-2 Certificates and with respect to any Distribution Date and each of clauses Third, Sixth, Ninth, Twelfth, Fifteenth and Eighteenth in Section 4.01(b) is the amount of interest accrued for the related Interest Accrual Period at the applicable Reduction Interest Pass-Through Rate for such Interest Accrual Period on the aggregate amount of Appraisal Reduction Amounts notionally allocated to the related Classes referred to in subclause (B) of each such clause as of such Distribution Date.

     "Reduction Interest Pass-Through Rate": With respect to any Distribution Date is (i) with respect to the Class G Certificates, 0.29% per annum, (ii) with respect to the Class F Certificates, 0.76% per annum, (iii) with respect to the Class E Certificates, 0.83% per annum, (iv) with respect to the Class D Certificates, 0.90% per annum, (v) with respect to the Class C Certificates, 0.92%, and (vi) with respect to the Class B Certificates, 0.96% per annum.

     "Reduction Interest Shortfall": With respect to the Class X-2 Certificates and with respect to any Distribution Date and each of clauses Third, Sixth, Ninth, Twelfth, Fifteenth and Eighteenth in Section 4.01(b), is the sum of (a) the excess, if any, of (i) the Reduction Interest Distribution Amount for the immediately preceding Distribution Date with respect to such clause Third, Sixth, Ninth, Twelfth, Fifteenth or Eighteenth, as applicable, over (ii) all distributions made in respect of the Reduction Interest Distribution Amount with respect to such clause Third, Sixth, Ninth, Twelfth, Fifteenth or Eighteenth, as applicable, and (b) one month's interest on any such excess at the Adjusted WAC Rate for such Distribution Date.

     "Reference Banks": Each of Barclays Bank, plc, The Bank of Tokyo, Ltd., National Westminster Bank, plc and Bankers Trust Company or any substitute reference bank appointed by the Master Servicer which (i) is a lending bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) has a place of business in London, England and (iii) whose quotations appear on page 3750 of the Telerate screen on the relevant LIBOR Determination Date.

     "Regular Certificates": The Class X-1A, Class X-1B, Class X-2, Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates.

     "Regulation D": Regulation D under the Act.

     "Related Certificate" and "Related Middle-Tier Regular Interest": For any Class of Middle-Tier Regular Interest, the related Certificates set forth below, and for any Class of Certificates (other than the Class X-1A, Class X-1B, Class X-2, Class M, Class Q, Class R, Class MR and Class LR Certificates), the related Class of Middle-Tier Regular Interest set forth below:

                                                 Related Middle-Tier
           Related Certificate                   Regular Interest
           -------------------                   ----------------
           Class A-1.........................    Class MA-1
           Class A-2A........................    Class MA-2A
           Class A-2B........................    Class MA-2B
           Class A-2C........................    Class MA-2C
           Class A-2D........................    Class MA-2D
           Class B...........................    Class MB
           Class C...........................    Class MC
           Class D...........................    Class MD
           Class E...........................    Class ME
           Class F...........................    Class MF
           Class G...........................    Class MG
           Class H...........................    Class MH

     "Related Individual Loan" Each of the eight individual mortgage loans comprising the Cadillac Fairview Pool Loan, each as set forth on the Mortgage Loan Schedule.

     "REMIC": A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

        (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

        (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a ten percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

        (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

        (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations
                Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

        (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

     "REO Account": As defined in Section 3.17(b).

     "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

     "REO Proceeds": With respect to any REO Property and the related REO Mortgage Loan, all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan which do not constitute Liquidation Proceeds.

     "REO Property": A Mortgaged Property title to which has been acquired by the Master Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

     "Repurchase Price": With respect to a Mortgage Loan (or Related Individual Loan, in the case of the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans shall be equal to the sum of:

        (i) the outstanding principal balance of such Mortgage Loan (or Related Individual Loan, in the case of the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans as of the date of purchase;

        (ii) all accrued and unpaid interest on such Mortgage Loan (or Related Individual Loan, in the case of the Cadillac Fairview Pool Loan) at the related Mortgage Rate, or with respect to the Montehiedra Partner Loans, at the related interest rate thereon, in effect from time to time, to but not including the Due Date in the Collection Period of purchase;

        (iii) all related unreimbursed Property Advances plus accrued and unpaid interest on all related Advances at the Advance Rate, and with respect to the Montehiedra Partner Loans, any costs and expenses currently reimbursable to the Master Servicer or Trustee with respect thereto, and accrued and unpaid Special Servicing Fees allocable to such Mortgage Loan (or Related Individual Loan, in the case of the Cadillac Fairview Pool
                Loan); and

        (iv) all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Seller and the Trustee in respect of the breach giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation, which are reimbursable to such parties pursuant to the terms herein.

     "Request for Release": A request for a release signed by a Servicing Officer, substantially in the form of Exhibit E hereto.

     "Reserve Accounts": With respect to any Mortgage Loan, reserve accounts, if any, established pursuant to the Mortgage or the Loan Agreement and any Escrow Account. Any Reserve Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. To the extent not inconsistent with the related Mortgage Loan, each such Reserve Account shall be an Eligible Account.

     "Reserve Percentage": For any day, the stated maximum rate (expressed as a decimal) in effect on such day at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under the Federal Reserve Regulation D by a member bank of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Federal Reserve Regulation D) but without the benefit of, or credit for, proration, exemptions or offsets that might otherwise be available to such member bank from time to time under Federal Reserve Regulation D. The reserve percentage will reflect any other reserves required to be maintained by such member bank against (i) any category of liabilities which includes deposits by reference to LIBOR for the AAPT LIBOR Components is to be determined or (ii) any category of extension of credit or other assets that includes the AAPT LIBOR Components, but not including any risk-based or other capital requirements relating to extensions of credit. The Reserve Percentage shall be expressed as a decimal and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages. Initially the Reserve Percentage shall be zero.

     "Residual Certificates": The Class R, Class MR and LR Certificates.

     "Responsible Officer": Any officer of the Asset-Backed Securities Trust Services Group of the Trustee or the Fiscal Agent (and, in the event that the Trustee is the Certificate Registrar or the Paying Agent, of the Certificate Registrar or the Paying Agent, as applicable) assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name and specimen signature appears on a list of corporate trust officers furnished to the Master Servicer by the Trustee and the Fiscal Agent, as such list may from time to time be amended.

     "Responsible  Party":  Each of GSMC and GMACCM, in their capacity of making
certain   representations   and  warranties  in  the  Loan  Sale  Agreement  and
Responsible Party Agreement, respectively.

     "Responsible Party Agreement": That certain Responsible Party Agreement, dated as of August 11, 1997, between GMACCM and GSMC.

     "Restricted Certificate": As defined in Section 5.02(k).

     "Revised Mortgage Rate": With respect to any Mortgage Loan, the revised Mortgage Rate on each such Mortgage Loan (in the absence of a default), as set forth on the Mortgage Loan Schedule.

     "Ritz Plaza Loan": The Mortgage Loan identified as No. 7 on the Mortgage Loan Schedule.

     "Rule 144A": Rule 144A under the Act.

     "Rule 144A Global Certificates": As defined in Section 5.01.

     "Scheduled Final Distribution Date": The Distribution Date occurring in July 2027.

     "Securities Legend": With respect to each Private Global Certificate, Residual Certificate or any Individual Certificate, the legend set forth in, and substantially in the form of, Exhibit F hereto.

     "Seller": GS Mortgage Securities Corporation II, a Delaware corporation, and its successors and assigns.

     "Sequential Pay Certificates": The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates collectively.

     "Servicing Fee": With respect to each Mortgage Loan and the Montehiedra Partner Loans and for any Distribution Date, an amount equal to the product of
(i) the related Servicing Fee Rate (converted to a monthly rate) and (ii) the Stated Principal Balance of such Mortgage Loan or aggregate Stated Principal Balance in the case of the Montehiedra Partner Loans; provided, that such amounts shall be computed on the same basis (i.e., 30/360 or actual/360) as interest is calculated on the related Mortgage Loan or the Montehiedra Partner Loans, as the case may be. Such amount includes the compensation payable to the Master Servicer and the Trustee Fee. With respect to any Distribution Date, to the extent that there are Prepayment Interest Shortfalls with respect to Principal Prepayments received during the related Collection Period, the Servicing Fee to which the Master Servicer would otherwise be entitled to with respect to all the Mortgage Loans for such Distribution Date (but not the fees payable to the Special Servicer, the Trustee or the Rating Agencies) shall be reduced up to the amount sufficient to fully offset such Prepayment Interest Shortfalls.

     "Servicing Fee Rate": A rate equal to: (a) with respect to the Cadillac Fairview Pool Loan, 0.0385% per annum; (b) with respect to the Century Plaza Towers Loan, 0.0335% per annum; (c) with respect to each of the 380 Madison Loan and the Ritz Plaza Loan, 0.0485% per annum; (d) with respect to each Component of the AAPT Pool Loan and with respect to the CAP Pool Loan, 0.0585% per annum;
(e) with respect to the Whitehall Pool Loan, 0.0735% per annum; (f) with respect to the Montehiedra Loan, 0.0635% per annum; and (g) with respect to the Montehiedra Partner Loans, except as set forth in clause (ii), 0.0635% per annum; and (ii) from and after the date the Master Servicer forecloses upon the Montehiedra Pledge Collateral, 0.2135% per annum.

     "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer, as applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans or this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Servicing Officer, such an officer or employee whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Master Servicer or the Special Servicer, as applicable, as such list may from time to time be amended.

     "Servicing Standard": With respect to the Master Servicer or Special Servicer shall mean the servicing of the Mortgage Loans by the Master Servicer or Special Servicer in the best interests of and for the benefit of all of the Certificateholders (as determined by the Master Servicer or Special Servicer as the case may be, in the exercise of its good faith and reasonable judgment) and in accordance with applicable law, the specific terms of the respective Mortgage Loans and this Agreement and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder, and in each event with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collection that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), but in any case without regard to:

        (i) any known relationship that the Master Servicer, the Special Servicer or any Affiliate of the Master Servicer or the Special Servicer may have with any Borrower or any other parties to this Agreement;

        (ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any Affiliate of the Master Servicer or Special Servicer, as applicable;

        (iii) the Master Servicer's or Special Servicer's obligation to make Advances;

        (iv) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation for its services hereunder or with respect to any particular transaction; or

        (v) the ownership, servicing or management for others or itself, by the Master Servicer or the Special Servicer of any other mortgage loans or properties or any of the Affiliate Loans;

provided, however, that in the event of any conflict of interest between the interests of the holders of Certificates other than the Class M Certificates and the interests of the holders of the Class M Certificates, subject to Section 3.28(a), the Master Servicer shall service the Mortgage Loans solely in the best interests of the holders of the Certificates other than the Class M Certificates in accordance with the terms of this Servicing Standard.

     With respect to the Montehiedra Partner Loans, the "Servicing Standard" shall be the standard set forth in Section 3.28(a) hereof.

     "Special Event Report": As defined in Section 3.20.

     "Special Servicer": (i) GMACCM with respect to the Mortgage Loans, other than the Century Plaza Towers Loan and the Whitehall Pool Loan, and (ii) AMRESCO Management, Inc., a Texas corporation, with respect to the Century Plaza Towers Loan and the Whitehall Pool Loan, or any successor Special Servicer appointed as provided herein.

     "Special Servicer Event of Default": As defined in Section 7.01(b).

     "Special Servicer's Appraisal Estimate": As defined in the definition of Appraisal Reduction Amount.

     "Special Servicing Compensation": With respect to any Mortgage Loan, any of the Special Servicing Fee, the Special Servicing Rehabilitation Fee, and the Liquidation Fee which shall be due to the Special Servicer.

     "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Special Servicing Fee Rate and (ii) the Stated Principal Balance of such Specially Serviced Mortgage Loan; provided, that such amounts shall be computed on the basis of the same principal amount and for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan or Component is computed; provided further, that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

     "Special Servicing Fee Rate": A rate equal to 0.35% per annum.

     "Special Servicing Rehabilitation Fee": As to any Mortgage Loan that has been a Specially Serviced Mortgage Loan, on the occasion that such Mortgage Loan has not been a Specially Serviced Mortgage Loan for three consecutive Collection Periods (or 12 consecutive Collection Periods in the case of any Mortgage Loan which became a Specially Serviced Mortgage Loan as a result of circumstances described in clauses (iii) through (vii) of the definition thereof), an amount equal to 0.75% of the highest Stated Principal Balance of such Mortgage Loan while it was a Specially Serviced Mortgage Loan; provided, however, that such Special Servicing Rehabilitation Fee shall be due only once for each Mortgage Loan during the term of this Agreement.

     "Specially Serviced Mortgage Loan": Subject to Section 3.24, any Mortgage Loan with respect to which:

        (i) the related Borrower has not made two consecutive Monthly Payments (and has not cured at least one such Delinquency by the next Due Date under the related Mortgage Loan); provided, however, that, with respect to any of the Mortgage Loans with respect to which the Master Servicer owns any portion of the related Affiliate Loan, such Mortgage Loan shall become a Specially Serviced Mortgage Loan immediately upon any monetary default under such Mortgage Loan;

        (ii) the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, individually or collectively, have made four consecutive P&I Advances (regardless of whether such P&I Advances have been reimbursed);

        (iii) the related Borrower has expressed to the Master Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms;

        (iv) the Master Servicer has received notice that the Borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

        (v) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan;

        (vi) a default of which (A) the Master Servicer has notice (other than a failure by the Borrower to pay principal or interest) and
                (B) which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided that a default requiring a Property Advance shall be deemed to materially and adversely affect the interests of the Certificateholders; or

        (vii) in the opinion of the Master Servicer (consistent with the Servicing Standard) a default under a Mortgage Loan is imminent and such Mortgage Loan deserves the attention of the Special Servicer; provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

     (a) with respect to the circumstances described in clause (i) and (ii) above, when the Borrower thereunder has brought the Mortgage Loan current and thereafter made three consecutive full and timely Monthly Payments including pursuant to any workout of the Mortgage Loan;

     (b) with respect to the circumstances described in clause (iii), (iv), (v) and (vii) above, when such circumstances cease to exist in the good faith judgment of the Master Servicer; or

     (c) with respect to the circumstances described in clause (vi) above, when such default is cured; provided, in any case, that at that time no circumstance identified in clauses (i) through (vii) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

     "Spread Rate": The Spread Rate for each Class of Certificates (other than the Class A-1, Class X-1A, Class X-1B, Class H, Class M, Class Q and Residual Certificates) is a per annum rate as set forth below:

                  Class                                       Spread Rate
                  -----                                       -----------
                  Class A-2A...............................   0.15%
                  Class A-2B...............................   0.20%
                  Class A-2C...............................   0.25%
                  Class A-2D...............................   0.30%
                  Class B..................................   0.35%
                  Class C..................................   0.40%
                  Class D..................................   0.45%
                  Class E..................................   0.50%
                  Class F..................................   0.55%
                  Class G..................................   0.60%

     "Startup Day": The day designated as such pursuant to Section 2.06(a) hereof.

     "Stated Principal Balance": With respect to any Mortgage Loan, Component or Related Individual Loan, at any date of determination, an amount equal to (a) the principal balance as of the Cut-Off Date of such Mortgage Loan, Component or Related Individual Loan, minus (b) the sum of (i) the principal portion of each Monthly Payment or, if applicable, Extended Monthly Payment due on such Mortgage Loan, Component or Related Individual Loan after the Cut-Off Date and prior to such date of determination, if received from the Borrower or advanced by the Master Servicer, the Special Servicer, Trustee, or Fiscal Agent, (ii) all Balloon Payments, voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, Component or Related Individual Loan, to the extent distributed to Certificateholders or applied to other payments required under this Agreement before such date of determination and (iii) any adjustment thereto as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount due on such Mortgage Loan, Component or Related Individual Loan. The Stated Principal Balance of a Mortgage Loan, Component or Related Individual Loan with respect to which title to the related Mortgaged Property has beeo acquired by the Trust Fund is equal to the principal balance thereof outstanding on the date on which such title is acquired less any Net REO Proceeds allocated to principal on such Mortgage Loan, Component or Related Individual Loan. The Stated Principal Balance of a Specially Serviced Mortgage Loan with respect to which the Special Servicer has made a Final Recovery Determination is zero. The Stated Principal Balance of the Montehiedra Partner Loans at any date of determination is its principal balance as of the Cut-Off Date, minus the sum of all principal payments received from the Borrower after the Cut-Off Date and any adjustments thereto as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount of the Montehiedra Partner Loans.

     "Subordinate Certificates": Any of the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates.

     "Summary Report": A quarterly report or annual summary of quarterly reports setting forth the information with respect to the Borrowers and Mortgaged Properties, substantially in the form of Exhibit H hereto.

     "Tax Returns": The federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     "Telerate Page 3750": The display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

     "Terminated Party": As defined in Section 7.01(c).

     "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.01.

     "380 Madison Loan": The Mortgage Loan identified as No. 4 on the Mortgage Loan Schedule.

     "Transfer": Any direct or indirect transfer or other form of assignment of any Ownership Interest in a Class R, Class MR or Class LR Certificate.

     "Transferee Affidavit": As defined in Section 5.02(l)(ii).

     "Transferor Letter": As defined in Section 5.02(l)(ii).

     "Trust Fund": The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans;
(ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Class M Collection Account, the Lower-Tier Distribution Account, the Middle-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     "Trust REMICs": The Lower-Tier REMIC, the Middle-Tier REMIC, and the Upper-Tier REMIC.

     "Trustee": LaSalle National Bank, a national banking association, in its capacity as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee": With respect to each Mortgage Loan and the Montehiedra Partner Loans and for any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Trustee Fee Rate multiplied by (ii) the Stated Principal Balance of such Mortgage Loan, or the aggregate Stated Principal Balance with respect to the Montehiedra Partner Loans, as applicable; provided, that such amounts shall be computed on the basis of the same principal amount and for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan or Component is computed; provided further, that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

     "Trustee Fee Rate": A rate equal to 0.005% per annum.

     "Underwriter": Goldman, Sachs & Co.

     "Unscheduled Payments": With respect to a Mortgage Loan and a Collection Period, all Net Liquidation Proceeds, Net Insurance Proceeds and net condemnation proceeds payable under such Mortgage Loan, any Principal Prepayment, the purchase price of any Mortgage Loan that is purchased pursuant to Sections 3.18 or 9.01, and any other payments under or with respect to such Mortgage Loan not scheduled to be made, but excluding Prepayment Premiums, Excess Interest, Default Interest, the Repurchase Price paid for any Mortgage Loan pursuant to Section 2.03, and any amount paid in connection with the release of the related Mortgaged Properties through defeasance.

     "Updated Appraisal": An appraisal of a Mortgaged Property or REO Property, as the case may be, conducted subsequent to any appraisal performed on or prior to the Cut-Off Date and in accordance with MAI standards, the costs of which shall be paid as a Property Advance by the Master Servicer. Updated Appraisals shall be conducted by an MAI appraiser selected by the Special Servicer.

     "Upper-Tier Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Middle-Tier Distribution Account" and which must be an Eligible Account.

     "Upper-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Middle-Tier Regular Interests, the Class X-1A Strip (including all proceeds thereof) and amounts held from time to time in the Upper-Tier Distribution Account.

     "Voting Rights": The portion of the voting rights of all of the Certificates that is allocated to any Certificate or Class of Certificates. At all times during the term of this Agreement, the percentage of the Voting Rights assigned to each Class shall be (a) 0%, in the case of the Class Q, Class M, Class R, Class MR and Class LR Certificates, (b) 0.25%, in the case of the Class X-1A Certificates until the Distribution Date in July 2000, and 0% thereafter, 0% in the case of the Class X-1B Certificates until the Distribution Date in July 2000, and 0.25% thereafter, and 2.0%, in the case of the Class X-2 Certificates; provided that the Voting Rights of each of the Class X-1A, Class X-1B and Class X-2 Certificates shall be reduced to zero upon the reduction of the Notional Amount of each such Class to zero (the sum of such percentages for each such Class outstanding is the "Fixed Voting Rights Percentage"); (c) in the case of any of the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates, a percentage equal to the product of (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Principal Amount of any such Class (which will be reduced for this purpose by the amount of any Appraisal Reduction Amounts notionally allocated to such Class, if applicable) and the denominator of which is equal to the aggregate outstanding Certificate Principal Amounts of all Classes of Certificates. The Voting Rights of any Class of Certificates shall be allocated among Holders of Certificates of such Class in proportion to their respective Percentage Interests; provided, however, that for the purpose of selecting or terminating a Special Servicer, no Voting Rights shall be allocated to any Certificateholder that is also the direct or indirect owner of any Affiliate Loan, and for the purpose of directing the actions of the Special Servicer with respect to a specific Mortgage Loan, no Voting Rights shall be allocated to any Certificateholder that is also the direct or indirect owner of any related Affiliate Loan. The aggregate Voting Rights of Holders of more than one Class of Certificates shall be equal to the sum of the products of each such Holder's Voting Rights and the percentage of Voting Rights allocated to the related Class of Certificates. Any Certificateholder may transfer its Voting Rights without transferring its ownership interest in the related Certificates provided that such Certificateholder provides notice of such transfer to the Trustee prior to the effectiveness of such transfer.

     "Whitehall Pool Loan": The Mortgage Loan identified as No. 6 on the Mortgage Loan Schedule.

     "Withheld Amounts": As defined in Section 3.25.


     SECTION 1.02.Certain Calculations

     Unless otherwise specified herein, the following provisions shall apply:

     (a) All calculations of interest with respect to the Mortgage Loans shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of the actual number of days in each month and a 360-day year.

     (b) The portion of any Insurance Proceeds and Net Liquidation Proceeds in respect of a Mortgage Loan allocable to principal shall equal the total amount of such proceeds minus (a) any portion thereof payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent pursuant to the provisions of this Agreement and (b) a portion thereof equal to the interest component of the Monthly Payment or Extended Monthly Payment, as the case may be, at the related Net Mortgage Rate from the date as to which interest was last paid by the Borrower up to but not including the Due Date in the Collection Period in which such proceeds are received.

     (c) For purposes of distribution of Prepayment Premiums pursuant to Section 4.01(c) on any Distribution Date, the Class of Certificates as to which any prepayment shall be deemed to be distributed shall be determined on the assumption that the portion of the Principal Distribution Amount paid to the Certificates on such Distribution Date in respect of principal shall consist first of scheduled payments included in the definition of Principal Distribution Amount and second of prepayments included in such definition.

     (d) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer or the Trustee; provided, however, that for purposes of calculating distributions on the Certificates, Principal Prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Section 3.01(b) to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

     (e) Any amounts received in respect of a Mortgage Loan as to which a default has occurred shall be applied to Default Interest and other amounts due on such Mortgage Loan prior to the application to late fees.


     SECTION 1.03. Certain Constructions

     For purposes of this Agreement, references to the most or next most subordinate Class of Certificates outstanding at any time shall mean the most or next most subordinate Class of Certificates then outstanding as among the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates and the Class M Certificates shall not be considered senior or subordinate to any other Class of Certificates for such purposes herein; provided, however, that for purposes of determining the most subordinate Class of Certificates, in the event that the Class A Certificates are the only Class of Certificates outstanding (other than the Class X-1A, Class X-1B, Class X-2, Class Q, Class LR, Class MR or Class R Certificates), the Class A Certificates and the Class X-1A, Class X-1B and Class X-2 Certificates together will be treated as the most subordinate Class of Certificates. For purposes of this Agreement, each Class of Certificates other than the Class Q, Class LR , Class MR, and Class R Certificates shall be deemed to be outstanding only to the extent its respective Certificate Principal Amount or Notional Amount has not been reduced to zero; provided, however, that notwithstanding the foregoing, solely for the purpose of distributing Excess Interest in accordance with the terms and priorities set forth in Section 4.01(e), any Class of Certificates entitled to distributions of Excess Interest shall continue to be deemed to be outstanding for so long as the Mortgage Loans with respect to which such Class is entitled to distributions of Excess Interest received therefrom (as set forth in Section 4.01(e)) remain outstanding. For purposes of this Agreement, the Class Q Certificates shall be deemed to be outstanding so long as there are any Certificates outstanding, the Class M Certificates shall be deemed to be outstanding so long as the Montehiedra Partner Loans are outstanding or all property acquired by the Trust with respect thereto has not been liquidated, and the Class R, Class MR and Class LR Certificates shall be deemed to be outstanding so long as the Trust REMICs have not been terminated pursuant to
Section 9.01.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES


     SECTION  2.01.  Conveyance  of  Mortgage  Loans;  Assignment  of Loan  Sale
Agreement

     The Seller, concurrently with the execution and delivery hereof, does hereby, sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent herein provided) all the right, title and interest of the Seller in and to the Mortgage Loans and the Montehiedra Partner Loans, including all rights to payment in respect thereof, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Seller, and all Reserve Accounts, Lock-Box Accounts and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such transfer and assignment includes all interest and principal due on or with respect to the Mortgage Loans and the Montehiedra Partner Loans other than interest and principal due on or prior to the Cut-Off Date. In connection with such transfer and assignment, the Seller shall make a cash deposit to the Collection Account in an amount equal to the Cash Deposit. The Seller, concurrently with execution and delivery hereof, does also hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent provided herein) all the right, title and interest of the Seller in, to and under the Loan Sale Agreement and the Responsible Party Agreement. The Seller shall cause the Reserve Accounts and Lock-Box Accounts to be transferred to and held in the name of the Master Servicer on behalf of the Trustee as successor to the applicable Originator.

     In connection with such transfer and assignment, the Seller shall, on or prior to the Closing Date, deliver to, and deposit with, the Custodian (on behalf of the Trustee), with copies to the Master Servicer and Special Servicer, the following documents or instruments with respect to each Mortgage Loan so assigned:

        (i) the original of the Note, endorsed without recourse to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, as Trustee for the Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, without recourse" which Note and all endorsements thereon shall, unless the Mortgage Loan was originated by the related Originator, show a complete chain of endorsement from the related Originator to the Trustee provided that with respect to the Ritz Plaza Loan, instead of the foregoing, the Seller shall deliver to the Trustee the original Note Modification and Restatement Agreement, dated as of April 25, 1997, in which the related Borrower and lender amend and restate prior notes held by such lender with a form of restated note attached thereto, and ratify and confirm the Borrower's obligations under such restated note, and an original assignment of such Note Modification and Restatement Agreement to the Trustee;

        (ii) the original recorded Mortgage or counterpart thereof showing the related Originator as mortgagee or, if any such original Mortgage has not been returned from the applicable public recording office, a copy thereof certified to be a true and complete copy of the original thereof submitted for recording;

        (iii) an executed Assignment of Mortgage in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located (except with respect to the Montehiedra Loan, with respect to which no recordation shall occur) to "LaSalle
                National Bank, as Trustee for the Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, without recourse";

        (iv) if the related security agreement is separate from the Mortgage, the original executed version or counterpart thereof of such security agreement and the assignment thereof to the Trustee;

        (v) a copy of the UCC-1 financing statement, together with an original executed UCC-2 or UCC-3 financing statement, in a form suitable for filing, disclosing the assignment to the Trustee of the security interest in the personal property (if any) constituting security for repayment of the Mortgage Loan (except with respect to the Montehiedra Loan, with respect to which no UCC financing statements have been filed);

        (vi) the original of the Loan Agreement or counterpart thereof relating to such Mortgage Loan, if any;

        (vii)   the original  lender's title  insurance  policy (or the original
                pro  forma   title   insurance   policy),   together   with  any
                endorsements thereto;

        (viii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original executed version or counterpart thereof, together with an executed reassignment of such instrument to the Trustee (a "Reassignment of Assignment of Leases, Rents and Profits") in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located (which reassignment, however, may be included in the Assignment of Mortgage and need not be a separate instrument) (except with respect to any Mortgaged Property located in Puerto Rico where no recordation shall occur);

        (ix) copies of the original Environmental Reports of the Mortgaged Properties made in connection with origination of the Mortgage Loan, if any, and copies of the original environmental indemnities, if any;

        (x) copies of the original Management Agreements, if any, for the Mortgaged Properties and any consents of manager;

        (xi) a copy of the related ground lease, if any, as amended, for the Mortgaged Properties, if any;

        (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

        (xiii) if any related Lock-Box Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the related Originator's security interest in the Reserve Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

        (xiv) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing; and

        (xv)    any other written agreements related to the Mortgage Loan.

     On or promptly following the Closing Date, the Trustee shall, to the extent possession thereof has been delivered to it by the Seller (or its designee), at the expense of the Seller, (1) record (a) each Assignment of Mortgage referred to in Section 2.01(iii) which has not yet been submitted for recording (except with respect to any Assignment of Mortgage relating to the Montehiedra Loan, which Assignment of Mortgage shall not be recorded) and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.01(viii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation (except with respect to any Reassignment of Assignment of Leases, Rents and Profits relating to the Montehiedra Loan, which Reassignment of Assignment of Leases, Rents and Profits shall not be recorded); and (2) file each UCC-2 or UCC-3 financing statement referred to in Section 2.01(v) or (xiii) which has not yet been submitted for filing (except with respect to any UCC financing statement relating to the Montehiedra Loan, which UCC financing statements shall not be filed). The Trustee shall upon delivery promptly submit (and in no event later than five Business Days following the receipt of the related documents in the case of clause 1(a) above and 60 days following the Closing Date in the case of clauses 1(b) and 2 above) for recording or filing, as the case may be, in the appropriate public recording office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, or the Trustee, at the request and expense of the Seller, shall use its best efforts to promptly prepare a substitute document for signature by the Seller, and thereafter the Trustee shall cause each such document to be duly recorded. The Trustee shall, promptly upon receipt of the original recorded copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof. If a pro forma title insurance policy has been delivered to the Custodian in lieu of an original title insurance policy, the Seller will promptly deliver to the Custodian the related original title insurance policy upon receipt thereof. The Seller shall promptly cause the UCC-1's referred to in
Section 2.01(v), if not already filed, to be filed in the applicable public recording office and upon filing will promptly deliver to the Custodian the related UCC-1, with evidence of filing thereon. The Seller shall pay all recording fees of the Trustee and shall reimburse the Trustee for all out-of-pocket expenses incurred and filing fees paid by the Trustee in connection with its obligations under this paragraph. Copies of such recorded or filed documents shall be delivered to the Master Servicer by the Seller or the Trustee, as applicable.

     In connection with such transfer and assignment, the Seller shall, on or prior to the Closing Date, deliver to, and deposit with, the Custodian (on behalf of the Trustee), with copies to the Master Servicer and Special Servicer, each of the Loan Documents comprising the Mortgage File for the Montehiedra Partner Loans.

     On or promptly following the Closing Date, the Trustee shall, to the extent possession thereof has been delivered to it by the Seller, at the expense of the Seller, file each UCC-3 financing statement referred to in Exhibit I which has not yet been submitted for filing. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, or the Trustee, at the request and expense of the Seller, shall use its best efforts to promptly prepare a substitute document for signature by the Seller, and thereafter the Trustee shall cause each such document to be duly recorded. The Trustee shall, promptly upon receipt of the original recorded copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.01, in the event the public recording office retains the original UCC-3 financing statement after it has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such UCC-3 financing statement, certified by the public recording office to be a true and complete copy of the recorded original thereof. The Seller shall promptly cause the UCC-1s referred to in Exhibit I, if not already filed, to be filed in the applicable public recording office and upon filing will promptly deliver to the Custodian the related UCC-1, with evidence of filing thereon. The Seller shall pay all recording fees of the Trustee and shall reimburse the Trustee for all out-of-pocket expenses incurred and filing fees paid by the Trustee in connection with its obligations under this paragraph. Copies of such recorded or filed documents shall be delivered to the Trustee by the Seller or the Trustee, as applicable.

     All original documents relating to the Mortgage Loans or the Montehiedra Partner Loans which are not delivered to the Custodian are and shall be held by the Seller, the Trustee or the Master Servicer, as the case may be, in trust for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.


     SECTION 2.02. Acceptance by Custodian and the Trustee

     If the Seller cannot deliver any original or certified recorded document described in Section 2.01 on the Closing Date, the Seller shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver such original or certified recorded documents to the Custodian (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Seller's receipt thereof). By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans and the Montehiedra Partner Loans in good faith without notice of adverse claims and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Mortgage File (to the extent the documents constituting the Mortgage File are actually delivered to the Custodian) for any Mortgage Loan assigned to the Trustee hereunder in trust and the Montehiedra Partner Loans, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each Mortgage File within 45 days after the later of (a) the Trustee's receipt of such Mortgage File or (b) execution and delivery of this Agreement, to ascertain that all documents (other than the Environmental Reports referred to in clause (ix) of Section 2.01 which shall be delivered to the Master Servicer) referred to in Section 2.01 above (in the case of the documents referred to in Section 2.01(iv), (v), (vi), (vii) (in the case of any endorsement thereto) and (viii) and (x) through (xv), as identified to it in writing by the Seller) and any original recorded documents referred to in the first sentence of this Section 2.02 included in the delivery of a Mortgage File have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule or the Montehiedra Partner Loans, as applicable. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If at the conclusion of such review any document or documents constituting a part of a Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or the Montehiedra Partner Loans, as applicable, appear not to be what they purport to be or have been torn, mutilated or otherwise defaced, the Trustee shall promptly so notify the Seller and the applicable Responsible Party by providing a written report, setting forth for each affected Mortgage Loan (or the Montehiedra Partner Loan), with particularity, the nature of the defective or missing document. The Seller shall, or shall cause the applicable Responsible Party to, deliver an executed, recorded or undamaged document, as applicable, within 90 days of receipt of such notice or, if the failure to deliver such document in such form has a material adverse effect on the security provided by the related Mortgaged Property, the Seller shall, or shall cause the applicable Responsible Party to, repurchase the related Mortgage Loan in the manner and within the time period provided in
Section 2.03. None of the Master Servicer, the Special Servicer and the Trustee shall be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on such a report.

     The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Illinois on the date hereof) in Illinois and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from Illinois, as applicable, unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from Illinois) that in the event the transfer of the Mortgage Loans and the Montehiedra Partner Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.


     SECTION 2.03. Representations and Warranties of the Seller

     (a) The Seller hereby represents and warrants that:

        (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

        (ii) The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

        (iii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Seller hereunder are the legal, valid and binding obligations of the Seller, enforceable in accordance with the terms of this
                Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

        (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Seller will not conflict with any provision of its certificate of incorporation or bylaws, or any law or regulation to which the Seller is subject, or conflict with, result in a breach of or constitute a default under (or an event which with notice or lapse of time or both would constitute a default under) any of the terms, conditions or provisions of any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement. The Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of this Agreement;

        (v) There is no action, suit or proceeding pending against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Seller to carry out its obligations under this Agreement; and

        (vi) The Trustee, if not the owner of the related Mortgage Loan and the Montehiedra Partner Loans, will have a valid and perfected security interest of first priority in each of the Mortgage
                Loans and the Montehiedra Partner Loans and any proceeds thereof.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Certificateholders and the Master Servicer.

     (c) Upon discovery by the Custodian, the Master Servicer, the Special Servicer, or the Trustee of a breach of any representation or warranty of the applicable Responsible Party in the Loan Sale Agreement or the Responsible Party Agreement, as the case may be, with respect to any Mortgage Loan or the Montehiedra Partner Loans, as the case may be, or that any document required to be included in the Mortgage File does not conform to the requirements of Section 2.01, such Person shall give prompt notice thereof to the applicable Responsible Party and the Seller, and such Responsible Party shall, to the extent such Responsible Party is obligated to cure or repurchase the related Mortgage Loan (or Related Individual Loan with respect to the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans, as the case may be, under the terms of the Loan Sale Agreement or the Responsible Party Agreement, as the case may be, either cure such breach or repurchase said Mortgage Loan (or Related Individual Loan with respect to the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans, as the case may be, at the Repurchase Price within 90 days of the receipt of notice of the breach; it being understood and agreed that none of the Custodian, the Master Servicer, the Special Servicer, and the Trustee has an obligation to conduct any investigation with respect to such matters (except, in the case of the Mortgage Files, to the extent provided in Section 2.01); provided, however, that in the event that such breach or non-conformity is capable of being cured but not within such 90 day period and the applicable Responsible Party has commenced and is diligently proceeding with the cure of such breach or non-conformity within such 90 day period (other than a breach that would cause a related Mortgage Loan to qualify as a Qualified Mortgage), the applicable Responsible Party shall have an additional 90 days to complete such cure; provided, further, that with respect to such additional 90 day period such Responsible Party shall have delivered an officer's certificate to the Trustee and the Master Servicer setting forth the reason such breach is not capable of being cured within the initial 90 day period and what actions such Responsible Party is pursuing in connection with the cure thereof and stating that such Responsible Party anticipates that such breach will be cured within the additional 90 day period.

     (d) Upon receipt by the Master Servicer from the applicable Responsible Party of the Repurchase Price for the repurchased Mortgage Loan (or Related Individual Loan with respect to the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans, as the case may be, the Master Servicer shall deposit such amount in the Collection Account, and the Trustee, pursuant to Section 3.11, shall, upon receipt of a certificate of a Servicing Officer certifying as to the receipt by the Master Servicer of the Repurchase Price and the deposit of the Repurchase Price into the Collection Account pursuant to this Section 2.03(d), release or cause to be released to the applicable Responsible Party the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by the Master Servicer to vest in the applicable Responsible Party any Mortgage Loan (or Related Individual Loan, with respect to the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans, as the case may be, released pursuant hereto, and any rights of the applicable Responsible Party in, to and under the Loan Sale Agreement or Responsible Party Agreement, as the case may be, as it relates to such Mortgage Loan (or Related Individual Loan with respect to the Cadillac Fairview Pool Loan) or the Montehiedra Partner Loans, as the case may be, that were initially transferred to the Trust Fund under Section 2.01, and the Trustee and the Master Servicer shall have no further responsibility with regard to such Mortgage File.

     (e) In the event that the applicable Responsible Party incurs any expense in connection with curing a breach of a representation or warranty pursuant to
Section 2.03(c) which also constitutes a default under the related Mortgage Loan or the Montehiedra Partner Loans, as the case may be, such Responsible Party shall have a right, subrogated to that of the Trustee, as successor to the mortgagee, to recover the amount of such expenses from the related Borrower. The Master Servicer shall use reasonable efforts in recovering, or assisting the applicable Responsible Party in recovering, from the related Borrower the amount of any such expenses.


     SECTION 2.04. Representations, Warranties and Covenants of the Master Servicer and Special Servicer

     (a) The Master Servicer, in its capacity as Master Servicer, and with respect to GMACCM in its capacity as Special Servicer hereunder, the Special Servicer, hereby represents, warrants and covenants that as of the Closing Date or as of such date specifically provided herein:

        (i) The Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, is a corporation duly organized, validly existing, and in good standing under the laws of the State of California; the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, is and throughout the term of this Agreement shall remain to the extent necessary duly authorized and qualified to transact in the jurisdiction where any Mortgaged Property (other than the Mortgaged Property securing the Montehiedra Loan) is located any and all business contemplated by this Agreement; the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, possesses and shall continue to possess all requisite authority, power, licenses, permits, franchise, and approvals to conduct its business and to execute, deliver, and comply with its obligations under this Agreement;

        (ii) The execution and delivery of this Agreement and the Master Servicer's and with respect to GMACCM in its capacity as Special Servicer, the Special Servicer's performance of and compliance with the terms hereof in the manner contemplated by this Agreement will not violate the Articles of Incorporation or By-Laws of the Master Servicer or the Special Servicer, respectively, or any other instrument governing its operations, or any laws, regulations, orders or decrees of any governmental authority applicable to the Master Servicer or the Special Servicer, respectively, and will not constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under any contract, agreement, or other instrument to which the Master Servicer or the Special Servicer, respectively, is a party or which may be applicable to any of its assets;

        (iii) The Agreement constitutes a valid, legal, and binding obligation of the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, enforceable against it in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

        (iv) The Agreement has been duly executed and delivered by the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer;

        (v) All consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, have been obtained or made;

        (vi) There is no pending action, suit or proceeding, arbitration or governmental investigation against the Master Servicer and, with respect to GMACCM in its capacity as Special Servicer, the Special Servicer, the outcome of which could reasonably be expected to materially affect the Master Servicer's or Special Servicer's, respectively, performance under this Agreement; and

        (vii) The Master Servicer has contracted with Banco Popular de Puerto Rico ("Banco Popular") to perform certain servicing functions with respect to the Montehiedra Loan. Banco Popular is and throughout the term of this Agreement shall remain to the extent necessary duly authorized and qualified to transact in Puerto Rico any and all business contemplated by this Agreement; Banco Popular possesses and shall continue to possess all requisite authority, power, licenses, permits, franchise, and approvals to conducts its business in Puerto Rico and to execute, deliver, and comply with its obligations under the subservicing agreement between the Master Servicer and Banco Popular.

     (b) The Special Servicer (other than GMACCM in its capacity as Special Servicer), hereby represents, warrants and covenants that as of the Closing Date or as of such date specifically provided herein:

        (i) The Special Servicer is a corporation, duly organized, validly existing and in good standing under the laws of the State of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted or will be in compliance with the laws of each state or foreign jurisdiction in which any Mortgaged Property is located to the extent necessary to comply with its duties and responsibilities hereunder with respect to each Mortgage Loan in accordance with the terms of this Agreement;

        (ii) The Special Servicer has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the execution and delivery of this Agreement by the Special Servicer and its performance and compliance with the terms of this Agreement will not violate the Special Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Special Servicer is a party or which may be applicable to the Special Servicer or any of its assets;

        (iii) This Agreement has been duly and validly authorized, executed and delivered by the Special Servicer and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Special Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and all requisite corporate action has been taken by the Special Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Special Servicer in accordance with their terms;

        (iv) The Special Servicer is not in violation of, and the execution and delivery of this Agreement by the Special Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any statute, order or decree of any court binding on the Special Servicer or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, or result in the creation or imposition of any lien, charge or encumbrance which, in any such event, would have consequences that would materially and adversely affect the condition (financial or otherwise) or operation of the Special Servicer or its properties or impair the ability of the Trust Fund to realize on the Mortgage Loans;

        (v) There is no action, suit, proceeding or investigation pending or threatened against the Special Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Special Servicer, or in any material impairment of the right, or would, if adversely determined, materially impair the ability of the Special Servicer, to carry on its business substantially as now conducted, or in any material liability on the part of the Special Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in
                connection  with  the   obligations  of  the  Special   Servicer
                contemplated herein, or which would be likely to impair materially the ability of the Special Servicer to perform under the terms of this Agreement; and

        (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body, is required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement, or if required, such approval has been obtained prior to the Cut-Off Date.

     (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on behalf of the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee, the Seller and the Master Servicer or Special Servicer, as the case may be. Upon discovery by the Seller, the Master Servicer, the Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section which materially and adversely affects the interests of the Certificateholders, the Master Servicer, the Special Servicer or the Trustee in any Mortgage Loan or the Montehiedra Partner Loans, the party discovering such breach shall give prompt written notice to the other parties hereto.


     SECTION  2.05.   Execution  and  Delivery  of  Certificates;   Issuance  of
Lower-Tier Regular Interests and Middle-Tier Regular Interests

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian (to the extent the documents constituting the Mortgage Files are actually delivered to the Custodian), and the Montehiedra Partner Loans and the related files, subject to the provisions of Section 2.01 and Section 2.02 and, concurrently with such delivery, (i) the Trustee acknowledges the issuance of the Lower-Tier Regular Interests to the Seller and the execution, authentication, and delivery of the Class LR Certificates to or upon the order of the Seller, evidencing ownership of the entire Lower-Tier REMIC, in exchange for the Mortgage Loans (other than the AAPT Strip, the Class X-1A Strip, the X-1AB Strip, the Excess Interest and the Default Interest), receipt of which is hereby acknowledged, (ii) the Seller hereby conveys all rights, title and interest in and to the Lower-Tier Regular
Interests and the Class X-1B Strip to the Trustee, (iii) the Trustee acknowledges the issuance of the Middle-Tier Regular Interests to the Seller and the execution, authentication and delivery of the Class MR Certificates to or upon the order of the Seller, evidencing ownership of the entire Middle-Tier REMIC, in exchange for the Lower-Tier Regular Interests and the Class X-1B Strip, (iv) the Seller hereby conveys all rights, title and interest in and to the Middle-Tier Regular Interests and the Class X-1A Strip to the Trustee, and
(v) the Trustee acknowledges that it has executed and caused to be authenticated and delivered to and upon the order of the Seller, (A) in exchange for the Middle-Tier Regular Interests and the Class X-1A Strip, the Regular Certificates and the Class R Certificates, (B) in exchange for the AAPT Strip, the Default Interest, the Class Q Certificates and (C) in exchange for the Montehiedra Partner Loans, the Class M Certificates, in authorized denominations, registered in the names set forth in such order and duly authenticated by the Trustee evidencing ownership of the Upper-Tier REMIC and the undivided interests in the Grantor Trust set forth in Section 2.06(b).


     SECTION 2.06. Miscellaneous REMIC and Grant or Trust Provisions

     (a) The Class LA-1T, Class LA-1S, Class LF-T and Class LF-S Interests are hereby designated as "regular interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class LR Certificates are hereby designated as the sole class of "residual interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class MA-1, Class MX-1B, Class MA-2A, Class MA-2B, Class MA-2C, Class MA-2D, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MH Interests are hereby designated as "regular interests" in the Middle-Tier REMIC within the meaning of
Section 860G(a)(1) of the Code, and the Class MR Certificates are hereby designated as the sole class of "residual interests" in the Middle-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates are hereby designated as representing beneficial interests in "regular interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(1) of the Code and the Class R Certificates are hereby designated as the sole class of "residual interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Lower-Tier Regular Interests, the Middle-Tier Regular Interests and the Regular Certificates (other than the Class X-1A Certificates) for purposes of
Section 860G(a)(1) of the Code is the Scheduled Final Distribution Date, and for the Class X-1A Certificates is the Distribution Date in July 2000.

     (b) The Class Q Certificates represent pro rata undivided beneficial interests in the Default Interest (subject to the liability of the Trust Fund to pay interest on Advances at the Advance Rate), the AAPT Strip, proceeds therefrom and the Class Q Distribution Account. The Class M Certificates represent pro rata undivided beneficial interests in the Montehiedra Partner Loans, proceeds therefrom, the Class M Collection Account and the Class M Distribution Account. The Class A-1 Certificates represent pro rata undivided beneficial interests in any Excess Interest with respect to the AAPT LIBOR Components and related portions of the Excess Interest Distribution Account. The Class A-2B and Class A-2C Certificates represent pro rata undivided beneficial interests in any Excess Interest with respect to the Cadillac Fairview Pool Loan and related portions of the Excess Interest Distribution Account, pro rata based on their initial Certificate Principal Amounts. The Class A-2D, Class B, Class C, Class D, Class E and Class F Certificates represent pro rata undivided beneficial interests in any Excess Interest with respect to the Mortgage Loans (other than the Cadillac Fairview Pool Loan and the AAPT LIBOR Components) and the AAPT Fixed Component and related portions of the Excess Interest Distribution Account, pro rata based on their initial Certificate Principal Amounts. The Class Q Certificates and the Class M Certificates do not represent regular or residual interests in either the Upper-Tier REMIC, Middle-Tier REMIC or the Lower-Tier REMIC.

     (c) None of the Seller, the Trustee, the Master Servicer, the Fiscal Agent or the Special Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services other than as specifically contemplated herein.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                             OF THE MORTGAGE LOANS


     SECTION 3.01. Master Servicer to Act as Master Servicer; Administration of the Mortgage Loans.

     (a) The Master Servicer and the Special Servicer, each as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Trust Fund and the Trustee (as trustee for Certificateholders) in accordance with the Servicing Standard. To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, the Master Servicer and Special Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans. Subject only to the Servicing Standard, the Master Servicer and Special Servicer shall have full power and authority, acting alone or through sub-servicers (subject to paragraph
(c) of this Section 3.01 and to Section 3.02), to do or cause to be done any and all things in connection with such servicing and administration which it may deem consistent with the Servicing Standard and, in its reasonable judgment, in the best interests of the Certificateholders, including, without limitation, with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; (ii) subject to Sections 3.09, 3.10 and 3.27, any modifications, waivers, consents or amendments to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding the foregoing, neither the Master Servicer nor the Special Servicer shall modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan except under the circumstances described in Sections 3.09, 3.10, 3.26 and 3.27 or the definition of Extended Monthly Payment hereof. The Master Servicer and Special Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to
Section 3.11, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Master Servicer and Special Servicer any powers of attorney and other documents prepared by the Master Servicer and Special Servicer and necessary or appropriate (as certified in such written request) to enable the Master Servicer and Special Servicer to carry out their servicing and administrative duties hereunder. Each of the Master Servicer and the Special Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer or the Special Servicer, as applicable.

     (b) Unless otherwise provided in the related Loan Documents, the Master Servicer shall apply any partial Principal Prepayment received on a Mortgage Loan or the Montehiedra Partner Loans on a date other than a Due Date to the principal balance of such Mortgage Loan or the Montehiedra Partner Loans as of the Due Date immediately following the date of receipt of such partial Principal Prepayment. Unless otherwise provided in the related Loan Documents, the Master Servicer shall apply any amounts received on U.S. Treasury obligations (which shall not be redeemed by the Master Servicer prior to the maturity thereof) in respect of a Mortgage Loan being defeased pursuant to its terms to the principal balance of and interest on such Mortgage Loan as of the Due Date immediately following the receipt of such amounts.

     (c) Each of the Master Servicer and the Special Servicer may enter into sub-servicing agreements with third parties with respect to any of its respective obligations hereunder, provided that (i) any such agreement shall be consistent with the provisions of this Agreement, (ii) no sub-servicer retained by the Master Servicer or the Special Servicer, as applicable, shall grant any modification, waiver or amendment to any Mortgage Loan without the approval of the Master Servicer or the Special Servicer, as applicable, which approval shall be given or withheld in accordance with the procedures set forth in Sections 3.09, 3.10 3.26, 3.27, or the definition of Extended Monthly Payment (iii) such agreement shall be consistent with the Servicing Standard and (iv) the Master Servicer may not assign, delegate or use a sub-servicer with respect to any of its obligations hereunder with respect to the Montehiedra Partner Loans. Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this
Section 3.01(c). Any sub-servicing agreement entered into by the Master Servicer or the Special Servicer, as applicable, shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Master Servicer or the Special Servicer, or by any successor Master Servicer or Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by such party of the obligations of the Master Servicer or the Special Servicer, as applicable, pursuant to Section 7.02; provided, however, the Trustee or any successor Master Servicer or Special Servicer, as applicable, shall assume the sub-servicing agreement with AMRESCO Services, L.P., dated as of the date hereof, provided that AMRESCO Services, L.P., remains "acceptable" as a sub-servicer to the Rating Agencies.

     Any sub-servicing agreement, and any other transactions or services relating to the Mortgage Loans involving a sub-servicer, shall be deemed to be between the Master Servicer or the Special Servicer, as the case may be, and such sub-servicer alone, and the Trustee, the Trust Fund and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, except as set forth in Section 3.01(d) and no provision herein may be construed so as to require the Trust Fund to indemnify any such sub-servicer.

     (d) If the Trustee or any successor Master Servicer assumes the obligations of the Master Servicer, or if the Trustee or any successor Special Servicer assumes the obligations of the Special Servicer, in each case in accordance with
Section 7.02, the Trustee or such successor, as applicable, to the extent necessary to permit the Trustee or such successor, as applicable, to carry out the provisions of Section 7.02, shall, without act or deed on the part of the Trustee or such successor, as applicable, succeed to all of the rights and obligations of the Master Servicer or the Special Servicer, as applicable, under any sub-servicing agreement entered into by the Master Servicer or the Special Servicer, as applicable, pursuant to Section 3.01(c), subject to the right of termination by the Trustee set forth in Section 3.01(c). In such event, the Trustee or the successor Master Servicer or the successor Special Servicer, as applicable, shall be deemed to have assumed all of the Master Servicer's or the Special Servicer's interest, as applicable, therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or the Special Servicer, as applicable, prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee or such successor Master Servicer or successor Special Servicer, as applicable, except that the Master Servicer or Special Servicer, as applicable, shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the succession of the Trustee or the successor Master Servicer or successor Special Servicer, as applicable.

     In the event that the Trustee or any successor Master Servicer or successor Special Servicer, as applicable, assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee, or such successor Master Servicer or Special Servicer, as applicable, the Master Servicer or Special Servicer shall at its own expense deliver to the Trustee or such successor Master Servicer or Special Servicer, as applicable, all documents and records relating to any sub-servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee or the successor Master Servicer or Special Servicer, as applicable.


     SECTION 3.02. Liability of the Master Servicer and Special Service.

     Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Master Servicer or Special Servicer, as applicable, shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from any Person acting as sub-servicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Master Servicer or Special Servicer, as applicable, alone were servicing and administering the Mortgage Loans. Each of the Master Servicer and the Special Servicer shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Master Servicer or Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.


     SECTION 3.03. Collection of Certain Mortgage Loan Payments.

     (a) The Master Servicer or the Special Servicer, as applicable, shall use reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall follow the Servicing Standard with respect to such collection procedures. The Master Servicer shall use its reasonable efforts to collect income statements, rent rolls and other reporting information from Borrowers as required by the related Loan Documents and the terms hereof. Consistent with the foregoing, the Master Servicer or Special Servicer, as applicable, may in its discretion waive any late payment charge in connection with any delinquent Monthly Payment with respect to any Mortgage Loan. In addition, the Master Servicer shall be entitled to take such actions with respect to the collection of payments on the Mortgage Loans as are permitted or required under Section 3.26 hereof.

     (b) In the event that the Master Servicer or Special Servicer receives, or receives notice from the related Borrower that it will be receiving, Excess Interest in any Collection Period, the Master Servicer or Special Servicer, as applicable, will promptly notify the Trustee.


     SECTION 3.04. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

     (a) With respect to each Mortgage Loan (other than any REO Mortgage Loan), the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, ground rents and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Master Servicer shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) effect payment of all such bills with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. If a Borrower fails to make any such payment on a timely basis or collections from the Borrower are insufficient to pay any such item before the applicable penalty or termination date, the Master Servicer shall advance the amount of any shortfall as a Property Advance unless the Master Servicer determines in its good faith business judgment that such Advance would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of Advances, with interest thereon at the Advance Rate, that it makes pursuant to the preceding sentence from amounts received on or in respect of the related Mortgage Loan respecting which such Advance was made or if such Advance has become a Nonrecoverable Advance, to the extent permitted by Section 3.06 of this Agreement. No costs incurred by the Master Servicer in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     (b) The Master Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which all Escrow Payments shall be deposited within one Business Day after receipt. The Master Servicer shall also deposit into each applicable Escrow Account any amounts representing losses on Permitted Investments pursuant to
Section 3.07(b) and any Insurance Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related Mortgage Loan. Escrow Accounts shall be Eligible Accounts (except to the extent the related Mortgage Loan requires or permits it to be held in an account that is not an Eligible Account) and shall be entitled, "GMAC Commercial Mortgage Corporation, as Master Servicer, in trust for LaSalle National Bank, as Trustee in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I and Various Borrowers". Withdrawals from an Escrow Account may be made by the Master Servicer only:

        (i) to effect timely payments of items constituting Escrow Payments for the related Loan Documents and in accordance with the terms of the related Mortgage Loan;

        (ii) to transfer funds to the Collection Account to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any Advance (with interest thereon at the Advance Rate) relating to Escrow Payments, but only from amounts received with respect to the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

        (iii) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Servicing Standard;

        (iv) to clear and terminate such Escrow Account upon the termination of this Agreement;

        (v) to pay from time to time to the related Borrower (A) any interest or investment income earned on funds deposited in the Escrow Account if such income is required to be paid to the related Borrower under law or by the terms of the Mortgage Loan, or otherwise to the Master Servicer and (B) any other funds required to be released to the related Borrowers pursuant to the related Loan Documents; and

        (vi) to remove any funds deposited in an Escrow Account that were not required to be deposited therein.

     SECTION 3.05. Collection Account; Upper-Tier Distribution Account; Middle-Tier Distribution Account; Lower-Tier Distribution Account; Class Q Distribution Account; Excess Interest Distribution Account and Class M Distribution Account

     (a) The Master Servicer shall establish and maintain the Collection Account in the Trustee's name, for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests. The Collection Account shall be established and maintained as an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account within one Business Day following receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans:

        (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments;

        (ii) all payments on account of interest on the Mortgage Loans and the interest portion of all Unscheduled Payments;

        (iii)   all Prepayment Premiums;

        (iv) any amounts required to be deposited pursuant to Section 3.07(b) in connection with net losses realized on Permitted Investments with respect to funds held in the Collection Account;

        (v)     all Net REO Proceeds  withdrawn from an REO Account  pursuant to
                Section   3.17(b)  and  all  Net  Insurance   Proceeds  and  Net
                Liquidation Proceeds;

        (vi) any amounts received from Borrowers which represent recoveries of Property Protection Expenses, to the extent not permitted to be retained by the Master Servicer as provided herein; and

        (vii) any other amounts required by the provisions of this Agreement to be deposited into the Collection Account by the Master Servicer or Special Servicer, including, without limitation, proceeds of any repurchase of a Mortgage Loan pursuant to Sections 2.03(c) hereof.

     The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges (subject to Section 3.12 hereof), Assumption Fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law, the Master Servicer shall be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing of any subsequent change thereof.

     (b) The Trustee shall establish and maintain (i) the Lower-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests; (ii) the Middle-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders and the Trustee as the Holder of the Middle-Tier Regular Interests; and (iii) the Upper-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders. The Lower-Tier Distribution Account, Middle-Tier Distribution Account and Upper-Tier Distribution Account shall be established and maintained as Eligible Accounts. With respect to each Distribution Date, on or before such date the Trustee shall make the withdrawals from the Lower-Tier Distribution Account and Middle-Tier Distribution Account, as set forth in
Section 4.01 hereof, shall make the deposits into the Middle-Tier Distribution Account and the Upper-Tier Distribution Account, as set forth in Section 4.01 hereof, and shall cause the amount of Available Funds (including P&I Advances) and Prepayment Premiums to be distributed in respect of the Certificates, pursuant to Section 4.01 hereof on such date.

     (c) The Trustee shall establish and maintain the Class Q Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class Q Certificates. The Class Q Distribution Account shall be established and maintained as an Eligible Account. On or before the Master Servicer Remittance Date in September 1997, the Master Servicer shall remit to the Trustee for deposit in the Class Q Distribution Account an amount equal to the AAPT Strip. In addition, on or before the Master Servicer Remittance Date related to each Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Class Q Distribution Account an amount equal to (i) the amount of the aggregate Default Interest received during the preceding Collection Period, minus (ii) any portions thereof withdrawn from the Collection Account pursuant to clause (iii) of Section 3.06 or otherwise applied to pay the Advance Interest Amount in respect of Advances (such amount, if any, the "Net Default Interest" for such Distribution Date).

     (d) Prior to the Master Servicer Remittance Date relating to the Collection Period, if any, in which Excess Interest is received, the Trustee shall establish and maintain the Excess Interest Distribution Account in the name of the Trustee in trust for the benefit of the Certificateholders as set forth in
Section 2.06(b). The Excess Interest Distribution Account shall be established and maintained as an Eligible Account. On or before the Master Servicer Remittance Date related to the applicable Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Excess Interest Distribution Account an amount equal to the Excess Interest received during the applicable Collection Period.

     Following the distribution of Excess Interest to Certificateholders on the first Distribution Date after which there are no longer any Mortgage Loans outstanding which pursuant to their terms could pay Excess Interest, the Trustee shall terminate the Excess Interest Distribution Account.

     (e) The Master Servicer shall establish and maintain the Class M Collection Account in the Trustee's name, for the benefit of the Holders of the Class M Certificates. The Class M Collection Account shall be established and maintained as an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Class M Collection Account within one Business Day following receipt of the MPL Debt Service Amount and any other collections received on or with respect to the Montehiedra Partner Loans. On or before the Master Servicer Remittance Date related to each Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Class M Distribution Account all amounts on deposit in the Class M Collection Account, minus any portions thereof permitted to be withdrawn from the Class M Collection Account pursuant to the terms hereof.

     The Trustee shall establish and maintain the Class M Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class M Certificates. The Class M Distribution Account shall be established and maintained as an Eligible Account.

     Following the distribution to the Class M Certificateholders on the first Distribution Date after which there are no longer any Montehiedra Partner Loans outstanding, the Trustee shall terminate the Class M Distribution Account.

     (f) Funds in the Collection Account and the Class M Collection Account may be invested in Permitted Investments in accordance with the provisions of
Section 3.07.


     SECTION 3.06. Permitted Withdrawals from the Collection Account.

     The Master Servicer may make withdrawals from the Collection Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

        (i) to remit to the Trustee for deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Excess Interest Distribution Account, the amounts required to be deposited in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Excess Interest Distribution Account pursuant to Sections 4.01(a)(i), 3.05(c), 3.25 and 3.05(d), respectively;

        (ii) to pay or reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent for Advances and any related
                Advance Interest Amounts (provided that the Trustee and the Fiscal Agent shall have priority with respect to such payment or reimbursement, and, provided further, that in the event the Special Servicer is required pursuant to the terms of Sections 3.22(e) and 4.06(h) to make Advances, the Special Servicer shall have priority over the Master Servicer with respect to the payment or reimbursement of any such Advances and any related Advance Interest Amounts), the Master Servicer's right to reimburse any such Person pursuant to this clause (ii) being limited to (x) any collections on or in respect of the particular Mortgage Loan or REO Property respecting which such Advance was made, or (y) any other amounts in the Collection Account in the event that such Advances have been deemed to be Nonrecoverable Advances or are not recovered from such recoveries in respect of the related Mortgage Loan or REO Property after a Final Recovery Determination;

        (iii)   [Reserved]

        (iv) to pay on or before each Master Servicer Remittance Date to the Master Servicer and the Special Servicer, as applicable, as compensation, the aggregate unpaid Servicing Fee and Special Servicing Compensation (if any), respectively, in respect of the immediately preceding Interest Accrual Period, to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, and to pay from time to time to the Master Servicer in accordance with Section 3.07(b) any interest or investment income earned on funds deposited in the Collection Account;

        (v) to pay on or before each Distribution Date to the Seller, the applicable Responsible Party or any other applicable Person as the case may be, with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to Section 2.03(c), Section 3.18 or Section 9.01, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

        (vi) to the extent not reimbursed or paid pursuant to any other clause of this Section 3.06, to reimburse or pay the Master Servicer, the Trustee, the Special Servicer, the Seller or the Fiscal Agent, as applicable, for unpaid Servicing Fees, Special Servicing Compensation and other unpaid items incurred by such Person pursuant to the second sentence of Section 3.07(c),
                Section 3.08(a) and (b), Section 3.10, Section 3.12(d), Section 3.17(a), Section 3.18(b), Section 6.03, Section 7.04, Section 8.05(d) or Section 10.07, or any other provision of this Agreement pursuant to which such Person is entitled to reimbursement or payment from the Trust Fund, in each case only to the extent expressly reimbursable under such Section, it being acknowledged that this clause (vi) shall not be deemed to modify the substance of any such Section, including the provisions of such Section that set forth the extent to which one of the foregoing Persons is or is not entitled to payment or reimbursement;

        (vii) to transfer to the Trustee for deposit in one or more separate, non-interest bearing accounts any amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC,
                Middle-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in Section 4.05;

        (viii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and

        (ix)    to clear  and  terminate  the  Collection  Account  pursuant  to
                Section 9.01.

     The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (ii)-(vi) above.

     The Master Servicer shall pay to the Trustee, the Fiscal Agent or the Special Servicer from the Collection Account amounts permitted to be paid to the Trustee, the Fiscal Agent or the Special Servicer therefrom as set forth above, promptly upon receipt of a certificate of a Responsible Officer of the Trustee or the Fiscal Agent or a certificate of a Servicing Officer, as applicable, describing the item and amount to which such Person is entitled. The Master Servicer may conclusively rely on any such certificate and shall have no duty to recalculate the amounts stated therein.

     The Trustee, the Fiscal Agent, the Special Servicer and the Master Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of the Servicing Fees (including investment income), or Trustee Fees, Special Servicing Compensation, Advances, Advance Interest Amounts and their respective expenses hereunder to the extent such fees and expenses are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement (and to have such amounts paid directly to third party contractors for any invoices approved by the Trustee, the Master Servicer or the Special Servicer, as applicable).

     The Trustee shall, upon receipt, deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Excess Interest Distribution Account any and all amounts received by the Trustee in accordance with Section 3.06(i). If, as of 3:00 p.m., New York City time, on any Master Servicer Remittance Date or on such other date as any amount referred to in the foregoing clause (i) is required to be delivered hereunder, the Master Servicer shall not have delivered to the Trustee for deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Excess Interest Distribution Account the amounts required to be deposited therein pursuant to Section 3.06(i), then the Trustee shall, to the extent that a Responsible Officer of the Trustee has such knowledge, provide notice of such failure to the Master Servicer by facsimile transmission sent to telecopy no. (215) 328-3478 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (215) 328-1790 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such day.


     SECTION 3.07. Investment of Funds in the Collection Account, the REO Account, the Interest Reserve Account, the Borrower Accounts, and Other Accounts.

     (a) The Master Servicer (or with respect to any REO Account, the Special Servicer) may direct any Depository institution maintaining the Collection Account, the Class M Collection Account and any Borrower Accounts (subject to the second succeeding sentence) and any REO Account (each, for purposes of this
Section 3.07, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments that bear interest or are sold at a discount, and that mature, unless payable on demand, no later than the Business Day preceding the date on which such funds are required to be withdrawn from such Investment Account pursuant to this Agreement. Any direction by the Master Servicer or the Special Servicer, to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby or is payable on demand. In the case of any Escrow Account, Lock-Box Account, or Reserve Account (the "Borrower Accounts"), the Master Servicer shall act upon the written request of the related Borrower or Manager to the extent the Master Servicer is required to do so under the terms of the respective Mortgage Loan or related documents, provided that in the absence of appropriate written instructions from the related Borrower or Manager meeting the requirements of this Section 3.07, the Master Servicer shall have no obligation to, but will be entitled to, direct the investment of funds in such accounts in Permitted Investments. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall have sole control (except with respect to investment direction which shall be in the control of the Master Servicer, or the Special Servicer, with respect to any REO Accounts), as an independent contractor to the Trust Fund) over each such investment and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent (which shall initially be the Master Servicer), together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. The Trustee shall have no responsibility or liability with respect to the investment directions of the Master Servicer or the Special Servicer, any Borrower or Manager or any losses resulting therefrom, whether from Permitted Investments or otherwise. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (or the Special Servicer), shall: (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
(1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer (or the Special Servicer) that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the related Investment Account.

     (b) All income and gain realized from investment of funds deposited in any Investment Account shall be for the benefit of the Master Servicer (except with respect to the investment of funds deposited in (i) any Borrower Account, which shall be for the benefit of the related Borrower to the extent required under the Mortgage Loan or applicable law or (ii) any REO Account, which shall be for the benefit of the Special Servicer, and, if held in the Collection Account or REO Account shall be subject to withdrawal by the Master Servicer or the Special Servicer, as applicable, in accordance with Section 3.06 or Section 3.17(b), as applicable. The Master Servicer (or with respect to any REO Account, the Special Servicer) shall deposit from its own funds into any applicable Investment Account, the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss; provided, however, that the Master Servicer or Special Servicer, as applicable, may reduce the amount of such payment to the extent it forgoes any investment income in such Investment Account otherwise payable to it. The Master Servicer shall also deposit from its own funds in any Borrower Account the amount of any loss incurred in respect of Permitted Investments, except to the extent that amounts are invested for the benefit of the Borrower under the terms of the Mortgage Loan or applicable law.

     All amounts on deposit in the Lower-Tier Distribution Account, the Middle-Tier Distribution Account, the Upper-Tier Distribution Account, the Class Q Distribution Account and the Class M Distribution Account shall be held uninvested.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and upon the request of Holders of Certificates representing greater than 50% of the Percentage Interests of any Class (provided that the Class M Certificateholders shall only have such ability with respect to the Class M Distribution Account) shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. In the event the Trustee takes any such action, the Trust Fund shall pay or reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in connection therewith. In the event that the Trustee does not take any such action, the Master Servicer may, but is not obligated to, take such action at its own cost and expense.


     SECTION 3.08. Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage.

     (a) The Master Servicer on behalf of the Trustee, as mortgagee, shall use reasonable best efforts to cause the related Borrower to maintain, to the extent required by each Mortgage Loan (other than REO Mortgage Loans), and if the Borrower does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances to the extent the Trustee as mortgagee has an insurable interest and to the extent available at commercially reasonable rates), (i) fire and hazard insurance (and hurricane insurance, if applicable) with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (A) one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment, (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (B) the outstanding principal balance of the related Mortgage Loan or such greater amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance provisions and to prevent the Trustee thereunder from being deemed to be a co-insurer  and provided such policy shall include a  "replacement  cost" rider,
(ii) insurance providing coverage against 18 months (or such longer period or with such extended period endorsement as provided in the related Mortgage or other Loan Document) of rent interruptions and (iii) such other insurance as is required in the related Mortgage Loan. The Special Servicer shall maintain fire and hazard insurance with extended coverage on each REO Property (subject to the provisions of this Agreement concerning Nonrecoverable Advances) in an amount which is at least equal to one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation. If the Special Servicer does not maintain the insurance described in the preceding sentence or the required flood insurance described below, the Master Servicer shall, as soon as practicable after receipt of notice of such failure, maintain such insurance, and if the Master Servicer does not maintain such insurance, the insurance required in the first sentence of this Section 3.08(a) or the required flood insurance described below (if the related Borrower fails to maintain such insurance), the Trustee shall, as soon as practicable after receipt of notice of such failure, maintain such insurance and if the Trustee does not maintain such insurance, the Fiscal Agent shall do so, provided that, in each such case, such obligation will be subject to the provisions of this Agreement concerning Nonrecoverable Advances and to the availability of such insurance at commercially reasonable rates. The Special Servicer shall maintain, with respect to each REO Property (i) public liability insurance providing such coverage against such risks as the Special Servicer determines, consistent with the related Loan Documents and the Servicing Standard, to be in the best interests of the Trust Fund, (ii) insurance providing coverage against 18 months (or such longer period of time as is consistent with the Loan Documents and the Servicing Standard) of rent interruptions and (iii) such other insurance as was required pursuant to the terms of the related Mortgage Loan. All insurance for an REO Property shall be from a Qualified Insurer. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts required to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Borrower in accordance with the terms of the related Loan Documents) shall be deposited into the Collection Account pursuant to Section 3.05, subject to withdrawal pursuant to Section 3.06. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no other additional insurance other than flood insurance or earthquake insurance subject to the conditions set forth below is to be required of any Borrower or to be maintained by the Master Servicer other than pursuant to the terms of the related Loan Documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property (other than an REO Property) is located in a federally designated special flood hazard area, the Master Servicer will use its best efforts to cause the related Borrower to maintain, to the extent required by each Mortgage Loan, and if the related Borrower does not so maintain, shall itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) and maintain flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage Loan and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If a Mortgaged Property is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination, is required to be maintained pursuant to the terms of the Mortgage Loan, the Master Servicer shall use its reasonable best efforts to cause the related Borrower to maintain, and if the related Borrower does not so maintain will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances and for so long as such insurance continues to be available at commercially reasonable rates) and maintain earthquake insurance in respect thereof, in the amount required by the Mortgage Loan or, if not specified, in-place at origination. If an REO Property (i) is located in a federally designated special flood hazard area or (ii) is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination and continues to be available at commercially reasonable rates, the Special Servicer will obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) and maintain flood insurance and/or earthquake insurance in respect thereof providing the same coverage as described in the preceding sentences or, with respect to earthquake insurance, in the amount required by the Mortgage Loan or, if not specified, in-place at origination. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Special Servicer shall (subject to the provisions hereof relating to Nonrecoverable Advances) either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the Servicing Standard; provided, however, that the Special Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. In the case of any insurance otherwise required to be maintained pursuant to this Section that is not being so maintained because the Master Servicer or the Special Servicer, as applicable, has determined that it is not available at commercially reasonable rates, the Master Servicer or the Special Servicer, as applicable, shall deliver an Officers' Certificate to the Trustee, the Seller and each Rating Agency which details the steps that were taken in seeking such insurance and the factors which led to the determination that such insurance was not so available. Out-of-pocket expenses incurred by the Master Servicer or Special Servicer in maintaining insurance policies pursuant to this Section 3.08 shall be paid by the Master Servicer or Special Servicer as a Property Advance and shall be reimbursable to the Master Servicer or Special Servicer with interest at the Advance Rate. The Master Servicer (or the Special Servicer, with respect to the Specially Serviced Mortgage Loans) agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.08(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

     All insurance policies required hereunder shall name the Trustee or the Master Servicer or the Special Servicer, on behalf of the Trustee as the mortgagee, as loss payee, and, unless otherwise required under the related Loan Documents, shall be issued by Qualified Insurers.

     (b) (I) If the Master Servicer or the Special Servicer, as applicable, obtains and maintains a blanket insurance policy insuring against fire and hazard losses on all of the Mortgaged Properties (other than REO Properties) as to which the related Borrower has not maintained insurance required by the related Mortgage Loan or on all of the REO Properties, as the case may be, it shall conclusively be deemed to have satisfied its respective obligations concerning the maintenance of insurance coverage set forth in Section 3.08(a). Any such blanket insurance policy shall be maintained with a Qualified Insurer. A blanket insurance policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that
(i) there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions of Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. In connection with its activities as Master Servicer or the Special Servicer hereunder, as applicable, the Master Servicer and the Special Servicer, respectively, agree to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

     (II) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy and such policy shall be issued by a Qualified Insurer and provide no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section
3.08(a), then the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its respective obligations to maintain insurance pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of
Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

     (c) The Master Servicer and the Special Servicer shall each maintain a fidelity bond in the form and amount that would meet the servicing requirements of FNMA or FHLMC, whichever is greater, with the Trustee named as certificateholder or loss payee, as applicable thereunder. The Master Servicer and the Special Servicer each shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as applicable. In addition, the Master Servicer and the Special Servicer shall each keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Mortgage Loans and the Montehiedra Partner Loans hereunder in the form and amount that would meet the servicing requirements of FNMA or FHLMC, whichever is greater, with the Trustee named as certificateholder or loss payee, as applicable thereunder. The Master Servicer and the Special Servicer shall cause each and every sub-servicer for it to maintain, or cause to be maintained by any agent or contractor servicing any Mortgage Loan and the Montehiedra Partner Loans on behalf of such sub-servicer, a fidelity bond and an errors and omissions insurance policy which satisfy the requirements for the fidelity bond and the errors and omissions policy to be maintained by the Master Servicer pursuant to this Section 3.08(c); provided, however, that with respect to Banco Popular de Puerto Rico so long as it is acting as the sub-servicer with respect to the Montehiedra Loan, such fidelity bond and policies of errors and omissions insurance shall be in an amount, form, and issued by an insurer, that meets the requirements of FNMA. All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.08(c) (other than with respect to Banco Popular de Puerto Rico in its capacity as the sub-servicer of the Montehiedra Loan) shall be issued by a Qualified Insurer.


     SECTION 3.09. Enforcement of Due-On-Sale Clauses; Assumption Agreements; Defeasance Provisions.

     (a) If any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

        (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or related Borrower, or

        (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer,

then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or Special Servicer, as applicable, on behalf of the Trust Fund shall not be required to enforce such due-on-sale clause and in connection therewith shall not be required to (x) accelerate payments thereon or (y) withhold its consent to such an assumption to the extent permitted under the terms of the related Mortgage Loan if (x) such provision is not exercisable under applicable law or such exercise is reasonably likely to result in meritorious legal action by the related Borrower or (y) the Master Servicer or Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause. If the Master Servicer or Special Servicer, as applicable, determines that granting of such consent would likely result in a greater recovery, the Master Servicer or Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom the related Mortgaged Property has been or is about to be conveyed, and to release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon, provided, that
(a) the credit status of the prospective new Borrower is in compliance with the Master Servicer's or Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria (as evidenced in writing by the Master Servicer or Special Servicer) and the terms of the related Mortgage and (b) the Master Servicer or Special Servicer has received written confirmation from each Rating Agency that such assumption or substitution would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. In connection with each such assumption or substitution entered into by the Special Servicer, the Special Servicer shall give prior notice thereof to the Master Servicer. The Master Servicer or Special Servicer, as applicable, shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (with a copy to the Master Servicer, if applicable,) the original copy of such agreement, which copies shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     (b) Subject to Section 3.26(b), if any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

        (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or

        (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property,

then the Master Servicer or Special Servicer, as applicable, on behalf of the Trust Fund, shall not be required to enforce such due-on-encumbrance clause and in connection therewith will not be required to (i) accelerate the payments on the related Mortgage Loan or (ii) withhold its consent to such lien or encumbrance if in either case the Master Servicer or Special Servicer, as applicable, (x) determines, in accordance with the Servicing Standard, that such enforcement would not be in the best interests of the Trust Fund and (y) receives prior written confirmation from each Rating Agency that granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

     (c) Nothing in this Section 3.09 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

     (d) In connection with the taking of, or the failure to take, any action pursuant to this Section 3.09, neither the Master Servicer nor the Special
Servicer shall agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.09(a) shall contain any terms that are different from, any term of any Mortgage Loan or the related Note, other than pursuant to Section 3.27.

     (e) With respect to any Mortgage Loan which permits release of Mortgaged Properties through defeasance:

        (i) In the event such Mortgage Loan requires that the Master Servicer on behalf of the Trustee purchase the required U.S. government obligations, the Master Servicer shall, at the Borrower's expense, purchase such obligations in accordance with the terms of such Mortgage Loan and hold the same on behalf of the Trust Fund; provided, that the Master Servicer shall not accept the amounts paid by the related Borrower to effect defeasance until acceptable U.S. government obligations have been identified.

        (ii) The Master Servicer shall obtain an Opinion of Counsel (which shall be an expense of the related Borrower) to the effect that the Trustee has a first priority security interest in the defeasance deposit and the U.S. government obligations and the assignment thereof is valid and enforceable; such opinion, together with any other certificates or documents to be required in connection with such defeasance shall be in form and substance acceptable to the Master Servicer.

        (iii) The Master Servicer shall obtain a certificate at the related Borrower's expense from an Independent certified public accountant certifying that the U.S. government obligations comply with the requirements of the related Loan Agreement or Mortgage.

        (iv) To the extent required by the related Loan Documents, prior to permitting release of any Mortgaged Properties through defeasance, the Master Servicer shall (at the Borrower's expense) obtain written confirmation from each Rating Agency that such defeasance would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates.

        (v) If the Mortgage Loan permits the related Borrower or the lender or its designee to cause an accommodation borrower to assume such defeased obligations, the Master Servicer shall establish at the Borrower's cost and expense (and shall use its reasonable best efforts to cause the related Borrower to consent to such assumption) a special purpose entity to assume such obligations, the establishment of which will not, as evidenced in a writing of the Rating Agencies delivered to the Trustee, in and of itself, result in the downgrade, qualification or withdrawals of the ratings then assigned to the Certificates.


     SECTION 3.10. Realization Upon Defaulted Mortgage Loans.

     (a) Within 60 days after the occurrence of an Appraisal Reduction Event, the Special Servicer shall obtain an Updated Appraisal of the related Mortgaged Property or REO Property, as the case may be, the costs of which shall be a Property Advance to be advanced by the Master Servicer; provided, however, that the Special Servicer shall not be required to obtain an Updated Appraisal of any Mortgaged Property with respect to which there exists an appraisal which is less than twelve months old. The Master Servicer or Special Servicer, as applicable, shall obtain annual letter updates to the Updated Appraisal or new Updated Appraisals, provided, that in the event that the Master Servicer or Special Servicer, as applicable, becomes aware pursuant to the financial and property reports, if any, collected from the related Borrower that net operating income with respect to any Mortgaged Property (calculated as provided in the related Loan Documents) has dropped by more than 10% for any fiscal year or the debt service coverage ratio of any Mortgaged Property (calculated as provided in the related Loan Documents) has fallen below 1.2 (based on such fiscal year's financial statements), the Master Servicer or Special Servicer, as applicable, shall obtain a new Updated Appraisal.

     Following a default in the payment of any principal balance and accrued interest remaining unpaid on the maturity date of a Mortgage Loan, either (x) the Master Servicer shall continue to make P&I Advances in accordance with
Section 3.10(j), or (y) the Special Servicer shall foreclose or elect to grant up to two consecutive one-year extensions of the Specially Serviced Mortgage Loan; provided that the Special Servicer may only extend such Mortgage Loan if
(i) immediately prior to the default on the maturity date (or the first anniversary thereof in the case of the second extension), the related Borrower had made twelve consecutive Monthly Payments (or Extended Monthly Payments (as defined herein) in the case of the second extension) on or prior to their Due Dates, (ii) the Special Servicer determines that (A) extension of such Mortgage Loan is consistent with the Servicing Standard and (B) extension of such Mortgage Loan is likely to result in a recovery which on a net present value basis would be greater than the recovery that would result from a foreclosure,
(iii) such extension requires that all cash flow on all related Mortgage Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan, (iv) the Special Servicer terminates the related Manager unless the Special Servicer determines that retaining such Manager is conducive to maintaining the value of such Mortgaged Properties and (v) such extension requires the related Borrower to make Extended Monthly Payments. The Special Servicer's determination to extend shall be made in the Special Servicer's good faith judgment, and may, but is not required to be, based on an Updated Appraisal or a letter update thereof.

     The Special Servicer will not agree to any extension of a Mortgage Loan beyond the date which is two years prior to the Rated Final Distribution Date. If the related Borrower fails to make an Extended Monthly Payment during the initial extension period, no further extensions will be granted. In no event will the Special Servicer be permitted to extend any Mortgage Loan at a rate lower than the Mortgage Rate.

     (b) In connection with any foreclosure, enforcement of the Loan Documents or other acquisition, the Special Servicer shall pay the out-of-pocket costs and expenses in any such proceedings as a Property Advance unless the Special
Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance. The Special Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence to the extent permitted by Section 3.06(ii) and Section 3.06(iii).

     If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an Officers' Certificate delivered to the Trustee.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, to a co-trustee or to its nominee (which shall not include the Master Servicer) or a separate trustee or co-trustee on behalf of the Trustee as holder of the Lower-Tier Regular Interests and on behalf of the holders of the Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be a REO Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and shall be reduced only by collections net of expenses. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an outstanding Mortgage Loan:

        (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note and, for purposes of determining the Stated Principal Balance thereof, the related amortization schedule in effect at the time of any such acquisition of title remain in effect; and

        (ii) Net REO Proceeds received in any month shall be applied to amounts that would have been payable under the related Note in accordance with the terms of such Note. In the absence of such terms, Net REO Proceeds shall be deemed to have been received first in payment of the accrued interest (not including Default Interest or Excess Interest) that remained unpaid on the date that the related REO Property was acquired by the Trust Fund; second in respect of the delinquent principal installments that remained unpaid on such date; and thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Note and such amortization schedule. If such Net REO Proceeds exceed the Monthly Payment then payable, the excess shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) Notwithstanding any provision to the contrary, the Special Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to this Section 3.10 unless either:

        (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer for the benefit of the Trust Fund; or

        (ii) the Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC, the Middle-Tier REMIC or Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC, Middle-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Notwithstanding any provision to the contrary in this Agreement, neither the Special Servicer nor the Master Servicer shall, on behalf of the Trust Fund, obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to any pledge agreement, except with respect to the Montehiedra Partner Loans.

     (e) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, obtain title to any direct or indirect partnership interest in any Borrower pledged pursuant to a pledge agreement and thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with the Servicing Standard, based on an updated environmental assessment report prepared by an Independent Person who regularly conducts environmental audits, that:

        (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith; and

        (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property. In the event that the environmental assessment first obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders. Any such tests shall be deemed part of the environmental assessment obtained by the Special Servicer for purposes of this Section 3.10.

     (f) The environmental assessment contemplated by Section 3.10(e) shall be prepared within three months of the determination that such assessment is required by any Independent Person who regularly conducts environmental audits for purchasers of commercial property where the Mortgaged Property is located, as determined by the Special Servicer in a manner consistent with the Servicing Standard. The Master Servicer shall advance the cost of preparation of such environmental assessments unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence in the manner set forth in
Section 3.06.

     (g) If the Special Servicer determines pursuant to Section 3.10(e)(A) that a Mortgaged Property is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, or if the Special Servicer determines pursuant to Section 3.10(e)(B) that the circumstances referred to therein relating to Hazardous Materials are present but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund, but only if the Trustee has mailed notice to the Holders of the Regular Certificates of such proposed action, which notice shall be prepared by the Special Servicer and delivered to the Trustee, and only if the Trustee does not receive, within 30 days of such notification, instructions from the Holders of greater than 50% of the aggregate Voting Rights of such Classes directing the Special Servicer not to take such action. None of the Trustee, the Master Servicer or the Special Servicer shall be obligated to take any action or not take any action pursuant to this Section 3.10(g) at the direction of the Certificateholders unless the Certificateholders agree to indemnify the Trustee, the Master Servicer and the Special Servicer with respect to such action or inaction. The Special Servicer shall advance the cost of any such compliance, containment, clean-up or remediation unless the Special
Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance.

     (h) The Special Servicer shall report to the IRS and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. The Special Servicer shall deliver a copy of any such report to the Trustee.

     (i) The costs of any appraisal or annual letter update obtained pursuant to this Section 3.10 shall be paid by the Master Servicer as an Advance and shall be reimbursable from the Collection Account pursuant to Section 3.06.

     (j) Following a default in the payment of principal or interest on a Mortgage Loan, the Special Servicer, after consultation and agreement by the Master Servicer, may elect not to foreclose or institute similar proceedings or to modify the loan pursuant to Section 3.27 and instead the Master Servicer shall continue to make P&I Advances with respect to such delinquencies so long as the Special Servicer, in its reasonable judgment in accordance with the Servicing Standard, after consultation and agreement by the Master Servicer, concludes (a) that the election not to foreclose or to modify would likely result in a greater recovery, on a present value basis, than would foreclosure or modification and (b) such P&I Advances will not be Nonrecoverable Advances.


     SECTION 3.11. Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan or the Montehiedra Partner Loans, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee or the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.05 or the Class M Distribution Account, as applicable, have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Trust Fund.

     From time to time upon request of the Master Servicer or Special Servicer and delivery to the Trustee and the Custodian of a Request for Release, the Trustee shall promptly cause the Custodian to release the Mortgage File (or any portion thereof) designated in such Request for Release to the Master Servicer or Special Servicer, as applicable. Upon return of the foregoing to the Custodian, or in the event of a liquidation or conversion of the Mortgage Loan into an REO Property or the realization upon the Montehiedra Pledged Collateral, receipt by the Trustee of a certificate of a Servicing Officer stating that such Mortgage Loan or the Montehiedra Partner Loans, as the case may be, was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account, the Lower-Tier Distribution Account or the Class M Distribution Account, as applicable, have been so deposited, or that such Mortgage Loan has become an REO Property or the Master Servicer has foreclosed upon the Montehiedra Pledged Collateral, the Custodian shall deliver a copy of the Request for Release to the Master Servicer or Special Servicer, as applicable.

     Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Special Servicer (or the Master Servicer in the case of the Montehiedra Partner Loans) any court pleadings, requests for trustee's sale or other documents prepared by the Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Loan or the Montehiedra Partner Borrowers on the Montehiedra Partner Loans, as the case may be, or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Loan Documents or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required, and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage or other security agreement, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.


     SECTION  3.12.   Servicing  Fees,   Trustee  Fees  and  Special   Servicing
Compensation.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled, with respect to each Mortgage Loan and the Montehiedra Partner Loans and each Interest Accrual Period, to the Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in
Section 3.06(iv) (or, with respect to the Montehiedra Partner Loans, from amounts on deposit in the Class M Collection Account). The Master Servicer's rights to the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement. In addition, the Master Servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Loans or the Montehiedra Partner Loans, as the case may be, any late payment charges, Assumption Fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, or similar items (but not including any Net Default Interest or Prepayment Premiums (other than Prepayment Premiums payable with respect to the Montehiedra Partner Loans as provided for herein)), in each case to the extent received and not required to be deposited or retained in the Collection Account pursuant to Section 3.05 (or, with respect to the Montehiedra Partner Loans, to the extent deposited in the Class M Collection Account and not otherwise required to offset any out-of-pocket expenses incurred by the Master Servicer with respect to the Montehiedra Partner Loans); provided, however, that the Master Servicer shall not be entitled to apply or retain any amounts as additional compensation, including any late payment charges, with respect to a specific Mortgage Loan or the Montehiedra Partner Loans, as applicable, with respect to which a default or event of default thereunder has occurred and is continuing unless and until such default or event of default has been cured and all delinquent amounts (including any Default Interest) due with respect to such Mortgage Loan or the Montehiedra Partner Loans, as applicable, have been paid. The Master Servicer shall also be entitled pursuant to, and to the extent provided in, Sections 3.06(iv) and 3.07(b) to withdraw from the Collection Account and the Class M Collection Account and to receive from any Borrower Accounts (to the extent not payable to the related Borrower under the Mortgage Loan or applicable law) any interest or other income earned on deposits therein.

     Notwithstanding the foregoing, the aggregate Servicing Fee due to the Master Servicer with respect to any Distribution Date shall be reduced by the aggregate amount of any Prepayment Interest Shortfalls for the related Collection Period.

     As compensation for its activities hereunder, on each Distribution Date the Trustee shall be entitled with respect to each Mortgage Loan and the Montehiedra Partner Loans to the Trustee Fee, which shall be payable by the Master Servicer out of the aggregate Servicing Fee. The Trustee shall pay the routine fees and expenses of the Fiscal Agent, the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent. The Trustee's rights to the Trustee Fee may not be transferred in whole or in part except in connection with the transfer of all of the Trustee's responsibilities and obligations under this Agreement.

     Except as otherwise provided herein, the Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including all fees of any sub-servicers retained by it. Except as otherwise provided herein, the Trustee shall pay all expenses incurred by it, the Fiscal Agent, the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent in connection with their activities hereunder.

     (b) As compensation for its activities hereunder, the Special Servicer shall be entitled with respect to each Specially Serviced Mortgage Loan to the Special Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.06(iv). The Special Servicer's rights to the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement. In addition, the Special Servicer shall be entitled to receive, as additional servicing compensation, (i) to the extent permitted by applicable law and the related Specially Serviced Mortgaged Loans, any Assumption Fees and loan modification or forbearance fees and (ii) any interest or other income earned on deposits in the REO Accounts.

     Except as otherwise provided herein, the Special Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

     (c) In addition to the Special Servicing Fees provided for in this Agreement, and not in lieu thereof, the Special Servicer shall be entitled to the following fees and compensation:

        (i)     the Special Servicing Rehabilitation Fee; and

        (ii) the Liquidation Fee payable out of the Liquidation Proceeds prior to the deposit of the Net Liquidation Proceeds in the Collection Account. However, no Liquidation Fee will be payable in connection with, or out of, Liquidation Proceeds resulting from the purchase of any Specially Serviced Mortgage Loan or REO Property (i) by any Responsible Party, or (ii) by the Master Servicer, the Seller or the Certificateholders pursuant to
                Section 2.03 or Section 9.01.

     (d) The Master Servicer, Special Servicer and Trustee shall be entitled to reimbursement from the Trust Fund for the costs and expenses incurred by them in the performance of their duties under this Agreement which are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations
Section 1.860G-1(b)(3)(iii). Such expenses shall include, by way of example and not by way of limitation, environmental assessments, Updated Appraisals and appraisals in connection with foreclosure, the fees and expenses of any administrative or judicial proceeding and expenses expressly identified as reimbursable in Section 3.06(vi).

     (e) No provision of this Agreement or of the Certificates shall require the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder or thereunder, or in the exercise of any of their rights or powers, if, in the good faith business judgment of the Master Servicer, Special Servicer, Trustee or Fiscal Agent, as the case may be, repayment of such funds would not be ultimately recoverable from late payments, Net Insurance Proceeds, Net Liquidation Proceeds and other collections on or in respect of the Mortgage Loans, or from adequate indemnity from other assets comprising the Trust Fund against such risk or liability.

     If the Master Servicer, the Special Servicer or the Trustee receives a request or inquiry from a Borrower, any Certificateholder or any other Person the response to which would, in the Master Servicer's, the Special Servicer's or the Trustee's good faith business judgment require the assistance of Independent legal counsel or other consultant to the Master Servicer, the Special Servicer or the Trustee, the cost of which would not be an expense of the Trust Fund hereunder, then the Master Servicer, the Special Servicer or the Trustee, as the case may be, shall not be required to take any action in response to such request or inquiry unless the Borrower or such Certificateholder or such other Person, as applicable, makes arrangements for the payment of the Master Servicer's, the Special Servicer's or Trustee's expenses associated with such counsel (including, without limitation, posting an advance payment for such expenses) satisfactory to the Master Servicer, the Special Servicer or the Trustee, as the case may be, in its sole discretion. Unless such arrangements have been made, the Master Servicer, the Special Servicer or the Trustee, as the case may be, shall have no liability to any Person for the failure to respond to such request or inquiry.


     SECTION 3.13. Reports to the Trustee; Collection Account Statements.

     (a) The Master Servicer shall deliver to the Trustee, the Special Servicer and the Fiscal Agent, no later than the fifth Business Day prior to each Distribution Date a preliminary report containing the information provided on the Master Servicer Remittance Report and by no later than the second Business Day prior to each Distribution Date, the Master Servicer Remittance Report with respect to the related Distribution Date (which shall include, without limitation, the amount of Available Funds for such related Collection Period) including a written statement of anticipated P&I Advances for the related Distribution Date. The Master Servicer's responsibilities under this Section 3.13(a) with respect to REO Mortgage Loans shall be subject to the satisfaction of the Special Servicer's obligations under Section 3.24.

     (b) Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on the last Business Day of the related Collection Period and showing the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.05 and each category of withdrawal specified in Section 3.06 for the related Collection Period. The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Master Servicer solely relating to the Mortgage Loans and the performance of its duties hereunder.

     (c) Subject to Section 8.01(b) hereof, the Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Master Servicer or the Special Servicer pursuant to this Agreement.


     SECTION 3.14. Annual Statement as to Compliance.

     The Master Servicer and the Special Servicer (the "reporting person") each shall deliver to the Trustee, the Seller and to the Rating Agencies on or before April 15 of each year, beginning with April 15, 1998, an Officers' Certificate stating, as to each signatory thereof, (i) that a review of the activities of the reporting person during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision,
(ii) that, to the best of such officer's knowledge, based on such review, the reporting person has fulfilled all of its obligations under this Agreement throughout such year (or such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, (iv) that it has maintained an effective internal control system over the servicing of mortgage loans including the Mortgage Loans and other loans, including the Montehiedra Partner Loans, and
(v) whether it has received any notice regarding qualification, or challenging the status, of the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.


     SECTION 3.15. Annual Independent Public Accountants' Servicing Report.

     On or before April 15 of each year, beginning with April 15, 1998, the Master Servicer and each Special Servicer (each, a "reporting person") at its own expense shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the reporting person) which is a member of the American Institute of Certified Public Accountants to furnish a statement (an "Accountant's Statement") to the Trustee, to the effect that the assertion of management of the Master Servicer or the Special Servicer that it has maintained an effective internal control system over the servicing of mortgage loans including the Mortgage Loans and other loans, including the Montehiedra Partner Loans, for the preceding calendar year (or shorter period from the Closing Date to the end of the related calendar year) is fairly stated, based on an examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, except for such stated in such report.


                  SECTION 3.16. Access to Certain Documentation.

     The Master Servicer and Special Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or Special Servicer. Nothing in this Section 3.16 shall detract from the obligation of the Master Servicer and Special Servicer to observe any applicable law prohibiting disclosure of information with respect to the Borrowers, and the failure of the Master Servicer and Special Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.


     SECTION 3.17. Title and Management of REO Properties.

     (a) In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Master Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Special Servicer on behalf of the Lower-Tier REMIC has applied for an extension of such two-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Special Servicer shall sell such REO Property within the applicable extension period or (ii) the Special Servicer seeks and subsequently receives an Opinion of Counsel (which opinion shall be an expense of the Trust
Fund), addressed to the Special Servicer and Trustee, to the effect that the holding by the Trust Fund of such REO Property for an additional specified period will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is outstanding, in which event such two-year period shall be extended by such additional specified period subject to any conditions set forth in such Opinion of Counsel. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property held by the Trust Fund prior to the last day of such period (taking into account extensions) by which such REO Property is required to be disposed of pursuant to the provisions of the immediately preceding sentence in a manner provided under Section 3.18 hereof. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a)).

     (b) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the Servicing Standard and the terms of this Agreement, all on such terms and for such period as the Special Servicer deems to be in the best interests of Certificateholders, and, in connection therewith, the Special Servicer shall only agree to the payment of management fees that are consistent with general market standards or to terms that are more favorable. Consistent with the foregoing, the Special Servicer shall cause or permit to be earned with respect to such REO Property any "net income from foreclosure property," within the meaning of Section 860G(c) of the Code, which is subject to tax under the REMIC Provisions only if it has determined, and has so advised the Trustee in writing, that the earning of such income on a net after-tax basis could reasonably be expected to result in a greater recovery on behalf of Certificateholders than an alternative method of operation or rental of such REO Property that would not be subject to such a tax. The Special Servicer shall segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an "REO Account"), each of which shall be an Eligible Account and shall be entitled "[applicable Special Servicer], in trust for LaSalle National Bank, as Trustee, in trust for Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, REO Account." The Special Servicer shall be entitled to withdraw for its account any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.07(b). The Special Servicer shall deposit or cause to be deposited in the REO Account within one Business Day after receipt all revenues received by it with respect to any REO Property (other than Liquidation Proceeds, which shall be remitted pursuant to Section 3.18(e) to the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property and for other Property Protection Expenses with respect to such REO Property, including:

        (i)     all  insurance  premiums  due and  payable in respect of any REO
                Property;

        (ii) all real estate taxes and assessments in respect of any REO Property that may result in the imposition of a lien thereon;

        (iii) all costs and expenses reasonable and necessary to protect, maintain, manage, operate, repair and restore any REO Property; and

        (iv) any taxes imposed on the Upper Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC in respect of net income from foreclosure property in accordance with Section 4.05.

     To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above and the Special Servicer has provided written notice of such shortfall to the Master Servicer at least five Business Days prior to the date that such amounts are due, the Master Servicer shall advance the amount of such shortfall unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. If the Master Servicer (or, pursuant to Section 3.22(e), the Special Servicer) does not make any such Advance in violation of the immediately preceding sentence, the Trustee shall make such Advance; and if the Trustee fails to make any such Advance, the Fiscal Agent shall make such Advance, unless in either case, the Trustee or the Fiscal Agent determines that such Advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer (or, pursuant to Section 3.22(e), the Special Servicer) that an Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a proposed Advance would be a Nonrecoverable Advance, shall be subject to the standards applicable to the Master Servicer hereunder. The Master Servicer (or, pursuant to Section 3.22(e), the Special Servicer), the Trustee or the Fiscal Agent, as applicable, shall be entitled to reimbursement of such Advances (with interest at the Advance Rate) made pursuant to the preceding sentence, to the extent set forth in Section 3.06. The Special Servicer shall withdraw from each REO Account and remit to the Master Servicer for deposit into the Collection Account on a monthly basis prior to the related Master Servicer
Remittance Date the Net REO Proceeds received or collected from each REO Property, except that in determining the amount of such Net REO Proceeds, the Special Servicer may retain in each REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses. Notwithstanding the foregoing, the Special Servicer shall not:

        (i)     permit  the Trust  Fund to enter  into,  renew or extend any New
                Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

        (ii)    permit any amount to be received or accrued under any New Lease,
                other  than  amounts  that  will  constitute   Rents  from  Real
                Property;

        (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

        (iv) Directly Operate or allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund, unless such Person is an Independent Contractor;

unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel addressed to the Special Servicer and the Trustee (which opinion shall be an expense of the Trust Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

     The Special Servicer shall be required to contract with an Independent Contractor, the fees and expenses of which shall be an expense of the Trust Fund and payable out of REO Proceeds, for the operation and management of any REO Property, within 90 days of the Trust Fund's acquisition thereof (unless the Special Servicer shall have provided the Trustee with an Opinion of Counsel that the operation and management of any REO Property other than through an Independent Contractor shall not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8)) (which opinion shall be an expense of the Trust Fund), provided that:

        (i)     the  terms  and   conditions  of  any  such  contract  shall  be
                reasonable and customary for the area and type of property and shall not be inconsistent herewith;

        (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Special Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

        (iii) none of the provisions of this Section 3.17(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trust Fund or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

        (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

     The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

     (c) When and as necessary, the Special Servicer shall send to the Trustee a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Sections 3.17(a) and 3.17(b).


     SECTION 3.18. Sale of Specially Serviced Mortgage Loans and REO Properties.

     (a) With respect to any Specially Serviced Mortgage Loan or REO Property which the Special Servicer has determined to sell in accordance with Section 3.10, the Special Servicer shall deliver to the Trustee an Officers' Certificate to the effect that, pursuant to Section 3.10, the Special Servicer has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this Section 3.18. The Special Servicer may then offer to sell to any Person any Specially Serviced Mortgage Loan which is in default or for which default is reasonably foreseeable or any REO Property or, subject to the following sentence, purchase any such Specially Serviced Mortgage Loan or REO Property (in each case at the Repurchase Price therefor), but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in Section 3.17(a). The Special Servicer shall deliver such Officers' Certificate and give the Trustee not less than five Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Specially Serviced Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price therefor or, at its option, if it has received no offer (of at least three offers) at least equal to the Repurchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at the Repurchase Price.

     In the absence of any such offer or purchase by the Special Servicer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price, as determined in accordance with Section 3.18(b), for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a Person other than an Interested Person, or if such offer is determined to be a fair price by the Trustee in accordance with Section 3.18(b), if the highest offeror is an Interested Person; provided, that the Trustee shall be entitled to engage, at the expense of the Trust Fund, an Independent appraiser to determine whether the highest offer is a fair price and, further provided, that if the highest offeror is an Interested Person such offer shall not be accepted if it is less than the Repurchase Price, unless the Rating Agencies have confirmed, in writing, that such acceptance will not, in itself, result in the qualification, downgrade or withdrawal of the then current ratings assigned to the Certificates. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto.

     The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not the Special Servicer or an Affiliate of the Special Servicer.

     In the event that the Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the two-year period referred to in Section 3.17(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such two-year period in the manner described in Section 3.17(a); provided, however, that the Special Servicer shall use its best efforts, consistent with the Servicing Standard, to sell each Specially Serviced Mortgage Loan and any REO Property prior to the Rated Final Distribution Date.

     (b) In determining whether any offer received from an Interested Person represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer (if the highest offeror is not an Interested Person) or the Trustee shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, any Updated Appraisal previously obtained, the period and amount of any delinquency on the affected Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.17(a).

     (c) Subject to the provisions of Section 3.17, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Fiscal Agent, the Seller, the Master Servicer, the Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund), and, if such sale is consummated in accordance with the duties of the Special Servicer, the Master Servicer, the Seller, the Fiscal Agent and the Trustee pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to the Trust Fund or any Certificate holder with respect to the purchase price therefor accepted by the Special Servicer, if the offeror is not an Interested Person (or the Trustee, if an Interested Person is an offeror).

     (d) The Special Servicer shall file information returns regarding the abandonment or foreclosure of Mortgaged Properties with the IRS at the time and in the manner required by the Code.

     (e) The proceeds of any sale pursuant to this Section 3.18 after deduction of the expenses of such sale incurred in connection therewith shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Collection Account in accordance with Section 3.05(a)(iv).


     SECTION 3.19. Additional Obligations of the Master Servicer; Inspections; Successor Manager.

     (a) The Master Servicer (or, with respect to Specially Serviced Mortgage Loans and REO Properties, the Special Servicer) shall inspect or cause to be inspected each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standard, but in any event shall inspect each Mortgaged Property (i) with an Allocated Loan Amount of (A) $5,000,000 or more at least once every 12 months and (B) less than $5,000,000 at least once every 24 months, in each case commencing in August 1998 (or at such lesser frequency as each Rating Agency shall have confirmed in writing to the Master Servicer will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of the Certificates) and (ii) if any Mortgage Loan
(A) becomes a Specially Serviced Mortgage Loan, (B) has a debt service coverage ratio (calculated as provided in the related Loan Documents) of less than 1.0 for the immediately preceding twelve-month period or (C) is delinquent for 60 days, the related Mortgaged Property shall be inspected by the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans) as soon as practicable and thereafter at least every 12 months for so long as such condition exists. The cost of any such inspection shall be borne by the Master Servicer unless the related Mortgage Loan is a Specially Serviced Mortgage Loan, in which case any out-of-pocket costs incurred with respect to such inspection shall be treated as a Property Advance and borne by the Trust Fund.

     (b) With respect to each Mortgage Loan, the Master Servicer and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall enforce the Trustee's rights with respect to the Manager under the related Loan Documents and Management Agreement. In the event the Master Servicer or the Special Servicer (with respect to Specially Serviced Mortgage Loans) is entitled to terminate or cause the related Borrower to terminate the Manager, the Master Servicer or the Special Servicer, as the case may be, shall promptly give notice of its right to terminate the Manager to the Trustee (who shall copy the Certificateholders and the Rating Agencies), the related Originator, the Master Servicer or Special Servicer, as applicable, and the Seller. After receipt of such notice, the most subordinate Class of Certificates then outstanding shall have the right to recommend termination of the Manager, and if so, to recommend a Successor Manager (meeting the requirements set forth below). Certificateholders representing Voting Rights of greater than 50% of such subordinate Class of Certificates will have ten Business Days from the receipt of such notice to respond to such notice. Upon receipt of a recommendation to terminate the Manager and appoint a Successor Manager, the Master Servicer or the Special Servicer, as the case may be, shall give notice of such recommendation to the Trustee (who shall copy the Certificateholders), and the Master Servicer or Special Servicer, as applicable, shall effect such recommendation unless: (i) within five Business Days of the receipt of notice of such recommendation, Certificateholders representing Voting Rights of greater than 50% of any Class of Certificates then outstanding which was assigned a rating by any Rating Agency on the Closing Date reject such proposed Successor Manager in which case the Master Servicer or the Special Servicer, as the case may be, shall procure a Successor Manager as set forth in the following sentence; or (ii) the Master Servicer or the Special Servicer, as the case may be, determines that effecting such recommendation to terminate is not consistent with the Servicing Standard, and either (A) within 30 days of giving notice of such recommendation to all holders of Certificates (other than those holders making such recommendation) the notice of rejection described in clause (i) above is given to the Master Servicer or the Special Servicer, as the case may be, or (B) notwithstanding the lack of such rejection, the Master Servicer or the Special Servicer, as the case may be, elects not to effect such recommendation. If the Master Servicer or the Special Servicer, as the case may be, does not receive a required response (or if the response received is inconsistent) and the Master Servicer or Special Servicer, as the case may be, determines it is consistent with the Servicing Standard to terminate the Manager or in the event the Manager is otherwise terminated or resigns under the related Mortgage or Management Agreement, the Master Servicer or the Special Servicer, as the case may be, shall use its best efforts to retain a Successor Manager (or the recommended Successor Manager, if any) on terms substantially similar to the Management Agreement or, failing that, on terms as favorable to the Trust Fund as can reasonably be obtained. A "Successor Manager" shall be reasonably acceptable to the Master Servicer or the Special Servicer, as the case may be, and a professional management corporation or business entity which (i) manages, and is experienced in managing, other comparable commercial properties, (ii) will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates by each Rating Agency, as confirmed in writing by each Rating Agency, and (iii) otherwise satisfies any criteria set forth in the Mortgage and related Loan Documents.


     SECTION 3.20. Reports to the Securities and Exchange Commission; Available Information.

     (a) The Trustee shall prepare, sign, and electronically file on behalf of the Seller, and at the expense of the Seller, any and all Exchange Act Reports as may be required with respect to the Certificates pursuant to this Agreement; provided, however, that the Seller shall prepare, sign and file with the Commission the initial Form 8-K relating to the Trust Fund. In the event the Seller notifies the Trustee, the Master Servicer and the Special Servicer in writing as to any change in the Exchange Act reporting requirements applicable to the Certificates, the Trustee, the Special Servicer and the Master Servicer shall conform the reportings obligations as set forth herein to any such changes as notified by the Seller. The Master Servicer and the Special Servicer agree to provide such information to the Trustee and such entity as is designated by the Seller pursuant to Section 3.20(f) in a timely fashion as may be requested by the Trustee in connection with such Exchange Act Reports, so that such Exchange Act Reports may be timely filed by the Trustee. Manually-signed copies of each Exchange Act Report shall be delivered to the Seller to the attention of the Secretary (or such other Persons as are designated in writing by the Seller), with a copy to the Trustee.

     On a monthly basis, the Trustee will file on behalf of the Trust Fund within 15 days after the Distribution Date a Form 8-K that would include the following: (i) the Monthly Distribution Statement, and (ii) certain information received from the Borrowers under the Loan Documents to the extent received by the Trustee in electronic format as follows: (a) the most recent monthly operating statement received from each Borrower including a statement or specific notation of capital expenditures, leasing commissions, and tenant improvements; and (b) to the extent received since the filing of the immediately preceding Form 8-K filed pursuant to this paragraph with respect to each Mortgage Loan: (1) an officer's certificate of the Borrower, (2) occupancy reports, (3) tenant sales per square foot and rent per square foot by merchandise category, (4) all tenant notices, and (5) tenant change reports or listing of tenants that declared bankruptcy or had lease expirations that did not renew.

     On a quarterly basis, the Trustee will file, to the extent the Trustee receives the information set forth below in electronic format, within 45 days after the end of the relevant Borrower's fiscal quarter a Financial Report for those Borrowers which represent 10% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Cadillac Fairview Pool Loan, the Century Plaza Towers Loan, and the AAPT Pool Loan). The quarterly Financial Report with respect to (i) those Mortgage Loans that represent 20% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Cadillac Fairview Pool Loan and the Century Plaza Towers Loan) shall consist of unaudited financial statements with respect to the Mortgaged Properties securing such Mortgage Loans, and (ii) those Mortgage Loans that represent 10% but less than 20% of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the AAPT Pool Loan) shall consist of summarized quarterly financial information (substantially in the form set forth in Exhibit A-3 to the Seller's Prospectus Supplement dated August 7, 1997 relating to the Certificates) as described in Rule 1.02(bb) of Regulation S-X with respect to the Mortgaged Properties securing such Mortgage Loan. In addition, to the extent received since the filing of the immediately preceding Financial Report filed pursuant to this paragraph with respect to the other Mortgage Loans, the Trustee shall promptly file the quarterly financial statements for each Borrower (other than the 380 Madison Borrower) received pursuant to the Loan Documents.

     On an annual basis, the Trustee will file, to the extent the Trustee receives the information set forth below in electronic format, within 90 days after the end of the relevant Borrower's fiscal year end a Financial Report for those Borrowers which represent 10% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Cadillac Fairview Pool Loan, the Century Plaza Towers Loan, and the AAPT Pool Loan). The annual Financial Report with respect to (i) those Mortgage Loans that represent 20% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Cadillac Fairview Pool Loan and the Century Plaza Towers Loan) shall consist of audited financial statements with respect to the Mortgaged Properties securing such Mortgage Loans, and (ii) those Mortgage Loans that represent 10% but less than 20% of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the AAPT Pool Loan) shall consist of summarized annual financial information (substantially in the form set forth in Exhibit A-3 to the Seller's Prospectus Supplement dated August 7, 1997 relating to the Certificates) as described in Rule 1.02(bb) of Regulation S-X with respect to the Mortgaged Properties securing such Mortgage Loan. In addition, to the extent received since the filing of the immediately preceding Financial Report filed pursuant to this paragraph with respect to the other Mortgage Loans, the Trustee shall promptly file the annual audited financial statements for each Borrower (other than the 380 Madison Borrower in which case the statements may be unaudited) received pursuant to the Loan Documents.

     The Master Servicer, each Special Servicer and the Trustee hereby agree to cooperate with the Borrowers and their accountants in obtaining any consents of accountants that are required to be filed with any financial statements being filed on a Form 10-K or Form 8-K.

     If information for any Financial Report is incomplete by the date on which required to be filed, the Trustee shall prepare and execute a Form 12b-25 and shall deliver a manually signed version of such form to the Seller as provided above.

     None of the Master Servicer, the Special Servicer and the Trustee shall (i) file a Form ID with respect to the Seller or (ii) cause the Trust Fund to stop filing reports, statements and information with the Commission pursuant to this Section unless directed to do so by the Seller or the continued reporting is prohibited under the Exchange Act or any regulations thereunder. Upon the written request of the Seller, the Trustee shall file a Form 15 relating to the Trust Fund with the Commission and send a copy thereof to the Seller.

     (b) The Master Servicer shall promptly prepare and provide to the Trustee a report (each, a "Special Event Report") reporting (i) any notice from a Borrower or insurance company, or any knowledge otherwise obtained, regarding an upcoming voluntary or involuntary prepayment (including that resulting from a casualty or condemnation) or defeasance of all or part of the related Mortgage Loan (provided that a request by a Borrower or other Person for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan shall not, in and of itself, be deemed to be such notice); (ii) any imminent or actual monetary default or other default on a Mortgage Loan the results of which the Master Servicer, after consultation with the Special Servicer, reasonably believes is likely to result in the acceleration of the indebtedness due under such Mortgage Loan; (iii) the results of any property inspection of which the Master Servicer has knowledge and which has revealed any material damage or deterioration or the presence of any environmental condition with respect to any Mortgaged Property; (iv) any notice from a Borrower, or any knowledge otherwise obtained, regarding any litigation involving such Borrower or any related Mortgaged Property which the Master Servicer reasonably believes is likely to have an adverse effect on the Mortgaged Property or the ability of such Borrower to pay the amounts due under the related Mortgage Loan; (v) any notice received from a Borrower, Manager or tenant of a Mortgaged Property, or any knowledge otherwise obtained, regarding the material default of such tenant under the terms of its lease or early termination by either the tenant or the Borrower of such lease, the bankruptcy of such tenant or its direct or indirect parent, the loss of a license or permit relating to the Mortgaged Property or other material adverse tenant activity; (vi) any amendment, modification or waiver of a material provision of a Mortgage Loan of which the Master Servicer has knowledge; (vii) any event of which the Master Servicer has actual knowledge (other than an event covered by clause (i)) which would result in the release of any part of the Mortgaged Property; (viii) with respect to the Cadillac Fairview Pool Loan, any lease termination notice, an announced store closing, or a bankruptcy filing involving an anchor tenant without a corresponding replacement tenant, (ix) with respect to the Century Plaza Towers Loan, any lease termination notice or a bankruptcy filing involving a tenant representing greater than 5% of the total annualized base rent for the Mortgaged Property without a corresponding replacement tenant, (x) with respect to the AAPT Pool Loan, any lease termination notice or a bankruptcy filing involving a tenant representing greater than 5% of the total annualized base rent for the AAPT Pool Loan without a corresponding replacement tenant, (xi) with respect to the 380 Madison Avenue Loan, any lease termination notice from The Chase Manhattan Bank or a request for a modification or termination of the master lease or a material default under the master lease, (xii) with respect to the CAP Pool Loan, any lease termination notice or a bankruptcy filing involving a tenant representing greater than 5% of the total annualized base rent for the CAP Pool Loan without a corresponding replacement tenant, (xiii) with respect to the Whitehall Pool
Loan, any lease termination notice or a bankruptcy filing involving a tenant representing greater than 5% of the total annualized base rent for the Whitehall Pool Loan without a corresponding replacement tenant, (xiv) with respect to the Ritz Plaza Loan, any lease termination notice from either the Government Services Administration or Lucent Technologies without a corresponding replacement tenant, and (xv) with respect to the Montehiedra Loan, any lease termination notice, an announced store closing, or a bankruptcy filing involving an anchor tenant without a corresponding replacement tenant; provided, however, that in the event that the Master Servicer after consulting with the Seller and the Special Servicer determines in its good faith judgment that any of the preceding items will not materially affect the interests of the Certificateholders, the Master Servicer shall omit such item from the reporting obligation described above.

     With respect to any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer shall report to the Master Servicer any of the foregoing events promptly upon the Special Servicer having knowledge of such event. In addition, in connection with their servicing of the Mortgage Loans, the Master Servicer and the Special Servicer shall provide to each other and to the Trustee written notice of any other known event with respect to a Mortgage Loan or REO Property that the Master Servicer or the Special Servicer, respectively, determines would have a material adverse effect on such Mortgage Loan or REO Property, which notice shall include an explanation as to the reason for such material adverse effect.

     (c) The Master Servicer shall collect on a monthly basis all information required pursuant to the Mortgage Loans. The Master Servicer shall from time to time contact the Borrowers regarding the delivery of financial information required by the Loan Documents commencing at least 15 days prior to the date on which each Borrower is obligated to provide the Master Servicer with quarterly and annual financial statements or reports so that such statements and reports will be delivered to the Master Servicer in a timely fashion. The Master Servicer will cause such information to be provided for the Trustee to enable the Trustee to comply with the Exchange Act reporting requirements in this
Section 3.20. Promptly following the end of each calendar quarter and the end of each calendar year, the Master Servicer shall prepare a Summary Report in the form of Exhibit H based on information provided to the Master Servicer by the Borrowers without modification, interpretation or analysis (except that the Master Servicer will use its best efforts to isolate management fees and funded reserves from Borrower reported expenses, if necessary). The Master Servicer shall deliver a copy of each Summary Report to the Trustee. None of the Master Servicer, the Special Servicer and the Trustee shall be responsible for the completeness or accuracy of such information provided by the Borrowers (except that the Master Servicer will use its best efforts to correct patent errors).

     (d) The Master Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement that provides that such information shall be used solely for purposes of evaluating the investment characteristics of the Certificates be executed to the extent the Master Servicer deems such action to be necessary or appropriate), also make available any additional information relating to the Mortgage Loans, the Mortgaged Properties or the Borrowers, for review by the Seller, the Rating Agencies, the Certificateholders and any other Persons to whom the Master Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any related Loan Documents related to a Mortgage Loan. The Master Servicer may, but is not required to, make information which is otherwise available to the public available on the Internet.

     (e) The Trustee shall deliver a copy of each Summary Report and Annual Compliance Report to each Rating Agency and, upon request, to each Certificateholder and Beneficial Owner (provided that each Certificateholder and Beneficial Owner may only make one request per month and will be required to pay any expenses incurred by the Trustee in connection with the provision of such information). The Trustee shall also deliver a copy of each Special Event Report to each Rating Agency, Certificateholder and, if known, Beneficial Owner within one Business Day of receipt. The Trustee shall so deliver the foregoing information and reports and shall file such Summary Reports and Annual Compliance Reports annually on Form 10-K and shall file such Special Event Reports on Form 8-K promptly upon the occurrence of the applicable event, in each case unless the Trust Fund is no longer filing Exchange Act Reports. The Trustee shall also make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Seller, the Rating Agencies, any Certificateholder, any Person identified to the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) this Agreement, (ii) all Monthly Distribution Statements, (iii) all Annual Compliance Reports, (iv) all Summary Reports and (v) all Special Event Reports.

     The Master Servicer and the Special Servicer shall make available at its offices during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Seller, the Trustee, the Rating Agencies, any Certificateholder, any Person identified to the Master Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Master Servicer or the Special Servicer, as applicable, believes such disclosure to be appropriate the following items: (i) all financial statements, occupancy information, rent rolls and similar information received by the Master Servicer or the Special Servicer, as applicable, from each Borrower, (ii) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the property inspections pursuant to Section 3.19, (iii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer, as applicable, and
(iv) any and all officer's certificates and other evidence delivered to the Trustee and the Seller to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance. The Master Servicer may require that such party execute a reasonable confidentiality agreement customary in the industry (and approved by the Seller) with respect to such information.

     Copies of any and all of the foregoing items shall be available from the Master Servicer or the Special Servicer, as applicable, or the Trustee, as applicable, upon request at the requesting party's expense.

     (f) The Seller shall designate, and pay the expenses of, a financial printer or other entity (which may be the Trustee) to prepare the materials required to be filed pursuant to this Section 3.20 for filing via the EDGAR system, and the Master Servicer and Special Servicer shall each cooperate fully with such entity and the Master Servicer and the Special Servicer shall provide the information required hereunder, to the extent made available by the related Borrowers, in a timely manner in order to allow the Trustee to file such materials at the times required hereunder. In the event the Trustee does not receive in electronic format Borrower information it receives in hard copy format within two Business Days after it receives the information in hard copy, the Trustee shall promptly notify the Seller by telephone or by facsimile transmission.

     (g) Notwithstanding any other provision of this Section 3.20, at least three Business Days prior to the date upon which any materials are required to be filed with the Commission pursuant to the terms hereof, the Trustee shall provide a copy of such filing, in hard copy form (or such electronic format acceptable to the Seller), to the Seller (with a copy to the Underwriter). The Seller shall review such filing and make any necessary corrections to such filing or direct the Trustee not to make such filing prior to the date such materials are required to be filed pursuant to the terms hereof.

     SECTION 3.21. Lock-Box Accounts, Escrow Accounts and Reserve Accounts.

     The Master Servicer shall administer each Lock-Box Account, Escrow Account and Reserve Account in accordance with the related Mortgage or Loan Agreement or Lock-Box Agreement, if any, and administer any letters of credit pursuant to the related letter of credit agreement and the Loan Documents.


     SECTION 3.22. Property Advances.

     (a) The Master Servicer (or, to the extent provided in Section 3.22(b), the Trustee or the Fiscal Agent or, to the extent specifically provided for in this Agreement, the Special Servicer) shall make any Property Advances as and to the extent otherwise required pursuant to the terms hereof.

     For purposes of distributions to Certificateholders and compensation to the Master Servicer, Special Servicer or Trustee, Property Advances shall not be considered to increase the principal balance of any Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so provide.

     (b) The Master Servicer shall notify the Trustee and the Fiscal Agent, and the Special Servicer shall notify the Master Servicer, the Trustee and the Fiscal Agent, in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be unable to make any Property Advance required to be made pursuant to the terms hereof, and in connection therewith, shall set forth in such notice the amount of such Property Advance, the Person to whom it will be paid, and the circumstances and purpose of such Property Advance, and shall set forth therein information and instructions for the payment of such Property Advance, and, on the date specified in such notice for the payment of such Property Advance, or, if the date for payment has passed or if no such date is specified, then within five Business Days following such notice, the Trustee (or with respect to a Property Advance required to be made by the Special Servicer, the Master Servicer, and if the Master Servicer so fails, the Trustee), subject to the provisions of Section 3.22(c), shall pay the amount of such Property Advance in accordance with such information and instructions. If the Trustee fails to make any Property Advance required to be made under this Section 3.22, the Fiscal Agent, subject to the provisions of
Section 3.22(c), shall make such Advance on the same day the Trustee was required to make such Property Advance and, thereby, the Trustee shall not be in default under this Agreement.

     (c) None of the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer shall be obligated to make a Property Advance as to any Mortgage Loan or REO Property if the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as applicable, determines that such Advance will be a Nonrecoverable Advance. The Trustee and the Fiscal Agent (or the Master Servicer with respect to a Property Advance required to be made by the Special Servicer) shall be entitled to rely, conclusively, on any determination by the Master Servicer or Special Servicer, as applicable, that a Property Advance, if made, would be a Nonrecoverable Advance. The Trustee, the Fiscal Agent and the Special Servicer, in determining whether or not a Property Advance previously made is, or a proposed Property Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

     (d) The Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent, as applicable, shall be entitled to the reimbursement of Property Advances made by any of them to the extent permitted pursuant to Section 3.06(ii) of this Agreement, together with any related Advance Interest Amount in respect of such Property Advances, and the Master Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Property Advances from the related Borrowers to the extent permitted by applicable law and the related Loan Documents.

     (e) Notwithstanding any of the foregoing provisions, in the event that the Master Servicer or any of its affiliates forecloses on any of the collateral for any of the Affiliate Loans and thereby becomes the direct or indirect owner of the Borrower on the related Mortgage Loan, the Special Servicer with respect to the related Mortgage Loan (whether or not such Mortgage Loan is a Specially Serviced Mortgage Loan) shall thereafter make any required Advances with respect to the related Mortgage Loan and each provision set forth herein with respect to such Advances which relates to the Master Servicer shall be deemed to relate to such Special Servicer, including, without limitation, the obligations of the Trustee and the Fiscal Agent to make such Advance upon the failure of the Special Servicer or Trustee, respectively, to make such Advance. The Master Servicer shall deliver a copy of the Mortgage File for such Mortgage Loan to the Special Servicer and shall provide the Special Servicer with reasonable access to the Master Servicer's records with respect to such Mortgage Loan and the related Mortgaged Property. The Master Servicer shall not be liable for any failure of the Special Servicer to make any such Advance.


     SECTION 3.23. Appointment of Special Servicer.

     (a) The Master Servicer is hereby appointed as the initial Special Servicer to service each of the Mortgage Loans, other than the Century Plaza Towers Loan and the Whitehall Pool Loan, and AMRESCO Management, Inc. is hereby appointed as the initial Special Servicer to service the Century Plaza Towers Loan and the Whitehall Pool Loan.

     (b) Certificateholders representing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates outstanding at any time shall be entitled to remove the Special Servicer with or without cause and to appoint a successor Special Servicer entitled to the same servicing compensation as its predecessor, provided that each Rating Agency confirms to the Trustee in writing that such appointment, in and of itself, would not have caused a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. If there is a Special Servicer Event of Default, the Special Servicer shall be removed and replaced pursuant to Sections 7.01(c) and
7.02. The Special Servicer may be removed by Certificateholders as aforesaid with respect to only one or more Mortgage Loans and remain the Special Servicer with respect to the remainder of the Mortgage Loans; provided that a successor Special Servicer is appointed, in respect of the Mortgage Loans that the Special Servicer would no longer be servicing, as provided in this Section 3.23. Notwithstanding the foregoing, if the Master Servicer is acting as the Special Servicer hereunder with respect to a Mortgage Loan, and the Master Servicer acquires any Affiliate Loan related to such Mortgage Loan, the Master Servicer shall promptly resign as Special Servicer hereunder with respect to such Mortgage Loan in accordance with Section 6.04 hereof, and if the Master Servicer fails to promptly resign, the Trustee shall terminate the Master Servicer as Special Servicer with respect to such Mortgage Loan, in accordance with the provisions set forth in Section 7.01 and Section 7.02. The Holders of the most subordinate Class of Certificates then outstanding shall then appoint a successor Special Servicer in accordance with this Section 3.23.

     (c) The appointment of any such successor Special Servicer, shall not relieve the Master Servicer, the Trustee or the Fiscal Agent of their respective obligations to make Advances as set forth herein; provided, however, the initial Special Servicer specified in Section 3.23(a) above shall not be liable for any actions or any inaction of such successor Special Servicer. Any termination fee payable to the terminated Special Servicer (and it is acknowledged that there is no such fee payable in the event of a termination of the Master Servicer as Special Servicer following the occurrence of an event of default hereunder) shall be paid by the Certificateholders so terminating the Special Servicer and shall not in any event be an expense of the Trust Fund.

     (d) No termination of the Special Servicer and appointment of a successor Special Servicer shall be effective until the successor Special Servicer has assumed all of its responsibilities, duties and liabilities hereunder pursuant to a writing satisfactory to the Trustee and each Rating Agency, as evidenced in writing and the Trustee has received written confirmation from each Rating Agency that such appointment would not cause any Rating Agency to qualify, withdraw or downgrade any of its then current ratings on any Certificates.

     (e)  Any  successor   Special   Servicer   shall  be  deemed  to  make  the
representations and warranties provided for in Section 2.04(a) mutatis mutandis as of the date of its succession.

     (f) Notwithstanding any of the foregoing provisions, for the purposes of determining the requisite Percentage Interests pursuant to Section 3.23(b), or the requisite Voting Rights pursuant to Section 7.01(b) and Section 7.02, any Certificate owned by a Person that is, or whose Affiliate is, also the lender under any of the Affiliate Loans shall be deemed not to be outstanding and the Percentage Interests or Voting Rights represented by such Certificate shall not be taken into account in making such determination.


     SECTION 3.24. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

     (a) Upon determining that any Mortgage Loan has become a Specially Serviced Mortgage Loan, the Master Servicer shall immediately give notice thereof to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting the Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub-servicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Mortgage Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Borrower to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer. If GMAC Commercial Mortgage Corporation or AMRESCO Management, Inc. ceases to be the Master Servicer (with respect to GMACCM only) or the Special Servicer, respectively, the remaining party of the two and the successor Master Servicer or Special Servicer, as applicable, may agree that, notwithstanding the preceding sentence, with respect to each Mortgage Loan that became a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Borrower to remit all payments in respect of such Mortgage Loan to the Special Servicer, provided that the payee in respect of such payments shall remain the Master Servicer. The Special Servicer shall remit to the Master Servicer any such payments received by it pursuant to the preceding sentence within one Business Day of receipt. The Master Servicer shall forward any notices it would otherwise send to the Borrower of a Specially Serviced Mortgage Loan to the Special Servicer who shall send such notice to the related Borrower.

     Upon determining that no event has occurred and is continuing with respect to a Mortgage Loan that causes such Mortgage Loan to be a Specially Serviced Mortgage Loan, the Special Servicer shall immediately give notice thereof to the Master Servicer and, upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan in accordance with the first proviso of the definition of Specially Serviced Mortgage Loans, the Special Servicer's obligation to service such Mortgage Loan shall terminate and the obligations of the Master Servicer to service and administer such Mortgage Loan as a Mortgage Loan that is not a Specially Serviced Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct the related Borrower to remit all payments in respect of such Specially Serviced Mortgage Loan directly to the Master Servicer.

     (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of the Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower, and the Special Servicer shall promptly provide copies of all of the foregoing to the Master Servicer as well as copies of any analysis or internal review prepared by or for the benefit of the Special Servicer.

     (c) Not later than the Business Day preceding each date on which the Master Servicer is required to furnish a report under Section 3.13(a) to the Trustee, the Special Servicer shall deliver to the Master Servicer a written statement describing, on a Mortgage Loan by Mortgage Loan basis, (i) the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan, the amount of all payments on account of principal, including Principal Prepayments, on each Specially Serviced Mortgage Loan, the amount of Net Insurance Proceeds and Net Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan, and the amount of net income or net loss, as determined from management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any rental income that does not constitute Rents from Real Property with respect to the REO Property relating to each applicable Specially Serviced Mortgage Loan, in each case in accordance with Section 3.17 and (ii) such additional information relating to the Specially Serviced Mortgage Loans as the Master Servicer or Trustee reasonably requests to enable it to perform its duties under this Agreement.

     (d) Notwithstanding the provisions of the preceding subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the Special Servicer with any information reasonably required by the Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Master
Servicer with any information reasonably required by the Master Servicer to perform its duties under this Agreement.


     SECTION 3.25. Interest Reserve Account.

     The Trustee shall establish and maintain the Interest Reserve Account in the Trustee's name for the benefit of the Certificateholders. The Interest Reserve Account shall be established and maintained as an Eligible Account. On each Master Servicer Remittance Date occurring in February and on any Master Servicer Remittance Date occurring in January in a year which is not a leap year, the Master Servicer shall remit to the Trustee, in respect of the AAPT Fixed Component and the CAP Pool Loan, for deposit into the Interest Reserve Account, an amount equal to one day's interest at the related Mortgage Rate on the Stated Principal Balance of each such Mortgage Loan or Component as of the Due Date in the month preceding the month in which such Master Servicer Remittance Date occurs, to the extent a Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January (if applicable) and February, "Withheld Amounts").


     SECTION 3.26. Limitations on and Authorizations of the Master Servicer and Special Servicer with Respect to Specific Mortgage Loans.

     (a) Notwithstanding anything contained elsewhere in this Agreement to the contrary, the Master Servicer or Special Servicer, as applicable, shall be subject to the following limitations or authorizations, as applicable, with respect to the specific Mortgage Loans identified below.

        (i) Unless otherwise specifically provided in the Loan Documents with respect to the AAPT Pool Loan, any Unscheduled Payments received in respect of principal with respect to the AAPT Pool Loan shall be applied, first, to any delinquent payments under the AAPT Pool Loan; then, to the AAPT LIBOR A Component, until the Stated Principal Balance of the AAPT LIBOR A Component has been reduced to zero; next, to the AAPT LIBOR B Component, until the Stated Principal Balance of the AAPT LIBOR B Component has been reduced to zero; and finally to the AAPT Fixed Component.

        (ii) On or prior to the first day of any calendar month in which the ninth, tenth or eleventh days of such calendar month are not Business Days, the Master Servicer shall notify the Borrower under the Century Plaza Towers Loan that the Century Plaza Towers Loan Due Date for such calendar month will be the Business Day immediately preceding the ninth day of such calendar month.

     (b) With respect to any Mortgage Loan which permits the related Borrower, with the consent or grant of a waiver by mortgagee, to incur additional indebtedness or to amend or modify the related Borrower's organizational documents, then the Master Servicer or the Special Servicer, as the case may be, may only consent to either such action, or grant a waiver with respect thereto, if the Master Servicer or the Special Servicer determines that such consent or waiver is likely to result in a greater recovery on a present value basis (discounted at the related Mortgage Rate) than would not consenting to such action and the Master Servicer or the Special Servicer first obtains written confirmation from each Rating Agency that such consent or grant of a waiver would not, in and of itself, result in a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. Any such consent or waiver shall also satisfy the criteria set forth in Section 3.09 (b), to the extent applicable.

     (c) The Master Servicer shall receive bills from the Rating Agencies for monitoring, review and surveillance of the Certificates and the Mortgage Loans on behalf of the Seller and shall pay such amounts in a timely manner. To the extent such fees exceed the Rating Agency Monitoring Fee, the Seller shall reimburse the Master Servicer for such shortfall and to the extent that such fees are less than the Rating Agency Monitoring Fee, the Master Servicer shall remit such excess to the Seller. In the event that Rating Agency confirmation is required in connection with any exercise of rights by the Master Servicer or the Special Servicer, as applicable, under any Mortgage Loan, the Master Servicer or Special Servicer, as the case may be, shall use its reasonable best efforts to cause the related Borrower to pay any fee required by the applicable Rating Agency for such confirmation. If the related Borrower does not pay such fee, and the Mortgage Loan is a Specially Serviced Mortgage Loan, such fee shall be paid by the Master Servicer or Special Servicer, as the case may be, as an Advance and shall be borne by the Trust Fund. If the Borrower does not pay such fee, and the Mortgage Loan is not a Specially Serviced Mortgage Loan, the Seller shall pay such fee. Notwithstanding the reimbursement of any such amounts by the Trust Fund, the Master Servicer and the Special Servicer shall continue to endeavor to collect any such amounts from the related Borrower.

     (d) Prior to taking any enforcement action with respect to a Mortgage Loan secured in whole or in part by Mortgaged Properties located in a "one-action" state, the Master Servicer or Special Servicer, as applicable, shall consult with legal counsel admitted to practice in the relevant jurisdiction, the fees and expenses of which shall be an expense of the Trust Fund.

     (e) With respect to all Mortgage Loans that provide that the holder of the related Note may apply the monthly payment against principal, interest and any other sums due in the order as the holder shall determine, the Master Servicer shall apply such Monthly Payment to interest (other than Excess Interest or Default Interest) under the related Mortgage Loan prior to application to principal or any other sums due.

     (f) With respect to each Mortgage Loan, neither the Master Servicer (nor the Special Servicer (including in its capacity as a Certificateholder, if applicable), shall take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the Maturity Date of the related Mortgage Loan; provided, that the Master Servicer or Special Servicer, as the case may be, may take action to enforce the Trust Fund's right to apply excess cash flow to principal in accordance with the terms of the Loan Documents.

     (g) The obligations of the Master Servicer and Special Servicer set forth in this Section 3.26 shall be subject to the operative documents with respect to the related Mortgage Loan, and the failure or inability of the related Borrower to comply with the Master Servicer's or the Special Servicer's direction shall not be deemed to be an Event of Default of the Master Servicer or the Special Servicer hereunder.

     (h) The Master Servicer or the Special Servicer, as applicable, shall be permitted, in its discretion, to waive all or any accrued Excess Interest if, prior to the related Maturity Date, the related Borrower has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess Interest, provided that the Master Servicer or the Special Servicer, as applicable, determines (taking into account the value and revenues of the related Mortgaged Property and the ability of the Borrower to pay the Mortgage Loan (including such Excess Interest)) that (1) in the absence of the waiver of such Excess Interest, there is a reasonable likelihood that the Mortgage Loan will not be paid in full on the related Maturity Date and (2) the waiver of the right to such accrued Excess Interest is reasonably likely to produce a larger (and not equivalent) payment in the aggregate to Certificateholders on a present value basis than a refusal to waive the right to such Excess Interest. The Master Servicer shall have no liability to the Trust Fund, the Certificateholders or any other person so long as such determination is based on such criteria. In no event shall such waiver of such Excess Interest be effective prior to the date of actual prepayment in full (other than such waived Excess Interest), and such waiver shall in no event be effective if such prepayment is not made.

     (i) The Master Servicer shall send written notice to each Borrower and the related Manager and clearing bank that, if applicable, the Master Servicer and/or the Trustee has been appointed as the "Designee" of the "Lender" (or equivalent terminology) under any related Lock-Box Agreement.

     (j) For any Mortgage Loan and with respect to which, under the terms of the related Loan Documents, the mortgagee may, in its discretion, apply Insurance Proceeds, condemnation awards or escrowed funds to the prepayment of such loan prior to the expiration of the related Lock-out Period, the Master Servicer or Special Servicer, as applicable, may only require such a prepayment if the Master Servicer or Special Servicer, as applicable, has determined in accordance with the Servicing Standard that such prepayment is in the best interests of the Certificateholders.


     SECTION 3.27. Modifications.

     (a) During the term of a Mortgage Loan, the Special Servicer, may, consistent with the Servicing Standard, agree to modify a Specially Serviced Mortgage Loan to reduce the amount of principal (but, except as provided in this
Section 3.27, not interest) payable monthly on such Mortgage Loan, provided that
(a) a material default in respect of payment on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (b) the Special Servicer terminates the related manager (unless the Special Servicer determines that retaining such manager is conducive to maintaining the value of the related Mortgaged Properties); and (c) the Special Servicer may only agree to reductions of monthly payments of principal lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three reductions of twelve months or less each; provided, however, Certificateholders representing greater than 66-2/3% of all Voting Rights may direct the Special Servicer not to agree to any such modification. The Special Servicer shall promptly provide a copy of such proposed modification to the Master Servicer, the Rating Agencies and the Trustee. The Trustee shall, within two Business Days, notify, in writing, all of the Certificateholders that have Voting Rights of such proposed modification. For purposes of determining whether Certificateholders represeoting 66-2/3% of all Voting Rights have directed the Special Servicer not to agree to such modification, each Certificateholder shall have 15 days following the date of the Trustee's notice to respond to such notice, and any Certificateholder that has not responded within such time period shall be deemed to have consented to such modification.

     Additionally, the Special Servicer may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term or forgive or defer interest on and principal of, and/or add collateral for, any Mortgage Loan with the consent of Certificateholders representing 100% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (the "Directing Class"), subject, however, to each of the following limitations, conditions and restrictions: (a) a material default in respect of such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (b) no reduction in the scheduled monthly payment of interest on any Mortgage Loan as a result of such modification, waiver or amendment may result in an Interest Shortfall to any Class other than the Directing Class, determined as of the date of such modification, waiver or amendment; (c) any reduction in the scheduled monthly payment of principal and/or interest on any Mortgage Loan must require that all cash flow on all related Mortgaged Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan; (d) the Special Servicer may only agree to reductions of principal and/or interest lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three periods of twelve months or less each; (e) the Special Servicer may not reduce any Prepayment Premium or Lock-out Period; (f) the Special Servicer may not at any time forgive principal of a Mortgage Loan to the extent that the amount forgiven, together with all amounts of principal previously forgiven pursuant to this paragraph would be in excess of (i) the Certificate Principal Amount of the Directing Class less the sum of (ii) the aggregate amount of Appraisal Reduction Amounts then outstanding and (iii) the aggregate amount of Interest Shortfalls and Reduction Interest Shortfalls then outstanding (other than with respect to the Directing Class with respect to Interest Shortfalls); and (g) the Special Servicer shall not permit any Borrower to add any real property collateral unless the Special Servicer has first determined in accordance with the Servicing Standard, based upon an environmental assessment prepared by an Independent Person who regularly conducts environmental assessments, at the expense of the Borrower, that such additional real property collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations. Notwithstanding the foregoing, the Trustee shall promptly upon request provide the Special Servicer with such information as is in its possession and as is reasonably necessary to enable the Special Servicer to make the determinations required by clauses (b) and (f) above. If the Certificateholders representing 100% of the Percentage Interests of the second most subordinate Class of Certificates then outstanding consent to such modification, waiver or amendment, the Directing Class for purposes of the determinations made in clauses (b) and
(f) shall include the second most subordinate Class of Certificates and the amount by which principal can be reduced shall not be in excess of 80% of the aggregate principal balance of both such Classes less the items specified in clause (f)(ii) and (f)(iii). A modification pursuant to this paragraph is not subject to the veto of Certificateholders set forth in the preceding paragraph of this Section. For the purposes of determining the Percentage Interest of the Directing Class, the Certificates held by any Certificateholder that holds, or whose Affiliate is a lender under, an Affiliate Loan that is related to the Mortgage Loan that is the subject of such consent shall not be taken into consideration.

     (b) Notwithstanding Section 3.27(a), the Master Servicer or the Special Servicer, as applicable, shall be permitted to modify, waive or amend any term of a Mortgage Loan that is not in default or as to which default is not reasonably foreseeable, but only if such modification, waiver or amendment (a) would not be "significant" as such term is defined in Code Section 1001, or Treasury Regulations Section 1.860G-2(b)(3), as determined by the Master Servicer or Special Servicer (and the Master Servicer or Special Servicer may rely on an Opinion of Counsel in making such determination), (b) would be in accordance with the Servicing Standard and (c) would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto. The consent thereto of the majority of Percentage Interests of each Class of Certificates affected thereby or written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates shall not be required but shall be conclusive evidence that such modification, waiver or amendment would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto.

     (c) The Master Servicer or Special Servicer, as applicable, shall provide copies of any modifications, waivers or amendments pursuant to this Section 3.27 to each Rating Agency and to the Seller.

     SECTION 3.28. Servicing of the Montehiedra Partner Loans.

     (a) The Master Servicer shall service the Montehiedra Partner Loans in accordance with the terms of this Section 3.28 and as otherwise provided herein. Except as provided below, the Master Servicer shall service the Montehiedra Partner Loans in the best interests of and for the benefit of the Class M Certificateholders (as determined by the Master Servicer in the exercise of its good faith and reasonable judgment) and in accordance with applicable law, the specific terms of the Montehiedra Partner Loans and this Agreement and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill, and diligence as is normal and usual in its general loan servicing on behalf of third parties or on behalf of itself, whichever is higher, with respect to loans comparable to the Montehiedra Partner Loans, and in each event with a view to the timely collection of all scheduled payments of principal and interest under the Montehiedra Partner Loans, but in any case without regard to:


        (i)     any  known  relationship  that  the  Master  Servicer,   or  any
                Affiliate of the Master Servicer may have with any Montehiedra Partner Borrower or any other parties to this Agreement;

        (ii) the ownership of any Certificate by the Master Servicer or any Affiliate of the Master Servicer; and

        (iii) the Master Servicer's obligation to incur servicing expenses with respect to the Montehiedra Partner Loans.

     Subject to the above-referenced servicing standard, the Master Servicer shall have full power and authority, acting to do or cause to be done any and all things in connection with such servicing and administration which it may deem consistent with the such servicing standard and, in its reasonable judgment, in the best interests of the Class M Certificateholders. On each Due Date, the Master Servicer shall, to the extent permitted by the Loan Documents with respect to the Montehiedra Loan and the Montehiedra Partner Loans and the related Lock-Box Agreement, withdraw an amount equal to the MPL Debt Service Amount from the Montehiedra Loan Lock-Box and deposit such amount into the Class M Collection Account. In addition, the Master Servicer shall deposit promptly, but in any event, within one Business Day of receipt, all other collections on the Montehiedra Partner Loans into the Class M Collection Account, unless the Master Servicer is otherwise permitted to retain any portion thereof pursuant to the terms of this Agreement. In the event of any default by the Borrowers under the Montehiedra Partner Loans, the Master Servicer (except as otherwise provided in this Section 3.28(a)) shall take such actions as are necessary to realize upon the collateral with respect to the Montehiedra Partner Loans and to exercise any rights under the Montehiedra Guarantee in accordance with the above-referenced servicing standard, this Agreement, the terms of the Montehiedra Partner Loans Loan Documents and applicable law. At no time shall the Montehiedra Partner Loans be considered Specially Serviced Mortgage Loans.

     Notwithstanding the foregoing, neither the Master Servicer nor the Trustee shall (i) make any advances for delinquent payments with respect to the Montehiedra Partner Loans, (ii) be entitled to reimbursement with respect to ordinary and recurring costs and expenses incurred by it in connection with the servicing and/or administration of its duties hereunder with respect to the Montehiedra Partner Loans, (iii) be entitled to reimbursement with respect to extraordinary expenses incurred by it in connection with the servicing and/or administration of its duties with respect to the Montehiedra Partner Loans except from collections on (including liquidation proceeds, late payments and other collections) the Montehiedra Partner Loans; provided, however, that the Master Servicer will not be required to expend its own funds in connection with the expenses set forth in this clause (iii) to the extent the Master Servicer determines, in its good faith, reasonable judgment, that such expenses (including interest thereon at the Advance Rate) would not ultimately be recoverable from collections (including liquidation proceeds) on the Montehiedra Partner Loans (provided that the Master Servicer certifies to its determination not to expend such funds to the Trustee in an Officer's Certificate of a Servicing Officer), or (iv) with respect to the Master Servicer, take any action in servicing the Montehiedra Partner Loans which would in any way conflict with the best interests of the Certificateholders (other than the Class M Certificateholders).

     In the event of any conflict between the interests of the Holders of Certificates other than the Class M Certificates, and the interests of the Class M Certificateholders, the Master Servicer shall take such action as it determines is in the best interest of the Holders of Certificates other than the Class M Certificates; provided however, that for purposes of this Agreement, enforcing the Trust Fund's and Class M Certificateholders' rights under the Montehiedra Partner Guarantee shall conclusively be deemed not to conflict with the interests of the Holders of any Class of Certificates.

     In the event that the Master Servicer or the Trustee determines, in the good faith business judgment of the Master Servicer or the Trustee, as the case may be, that taking certain actions for which the Master Servicer would otherwise be entitled to reimbursement as provided in clause (iii) in the immediately preceding paragraph would require the Master Servicer or the Trustee to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties with respect to the Montehiedra Partner Loans, and the Master Servicer or the Trustee, as the case may be, is unsure that repayment of such funds would be ultimately recoverable from late payments, liquidation proceeds and other collections on or in respect of the Montehiedra Partner Loans (including under the Montehiedra Partner Guarantee), the Master Servicer or Trustee, as the case may be, shall not be obligated to expend such funds, unless and until it is directed to do so by 100% of the Holders of Class M Certificates. Within two Business Day of making such determination, the Trustee shall notify the Class M Certificateholders in writing, or the Master Servicer shall notify the Trustee (who shall copy the Class M Certificateholders) in writing, of such proposed action specifying the related costs and expenses and certifying as to the basis for such determination. For purposes of determining whether Certificateholders representing 100% of the Percentage Interests in the Class M Certificates have directed the Master Servicer or the Trustee to incur such expenses, each Class M Certificateholder shall have 15 days after delivery of such notice to respond to such notice, and any Class M Certificateholder that has not responded within such time period shall be deemed not to have consented to such expenditure. If Holders of 100% of the Percentage Interests in the Class M Certificates shall direct the Master Servicer or Trustee to expend such funds and take such actions, the Class M Certificateholders shall be deemed to have agreed to, and by purchase of a Class M Certificate have agreed to, and shall be required to indemnify the Master Servicer or the Trustee, as the case may be, with respect to reasonable out-of-pocket costs and expenses (with interest thereon at the Advance Rate) incurred by the Master Servicer or the Trustee, as the case may be, in taking the related actions.

     (b) The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Master Servicer solely relating to the Montehiedra Partner Loans and the performance of its duties hereunder.

     (c) The Master Servicer shall cause the Montehiedra Partner Borrowers to maintain, to the extent required by the related Loan Documents, and if the Montehiedra Partner Borrowers do not so maintain, shall itself maintain (subject to the provisions of Section 3.28(a) concerning payment of expenses to the extent the Trustee as lender has an insurable interest and to the extent available at commercially reasonable rates), such insurance and in such amounts as is required in the related Loan Documents. In the event that the Master Servicer realizes on the Montehiedra Pledged Collateral, the Master Servicer shall maintain (subject to the provisions of Section 3.28(a) concerning payment of expenses) to the extent the Trustee as lender has an insurable interest and to the extent available at commercially reasonable rates, such insurance and in such amounts as would otherwise be required of the Montehiedra Partner Borrowers in the related Loan Documents. Any amounts collected by the Master Servicer under any such policies shall be deposited into the Class M Distribution Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Class M Certificateholders, be added to the unpaid principal balance of the Montehiedra Partner Loans, notwithstanding that the terms of the Montehiedra Partner Loans so permit. The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Class M Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.28(c) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

     All insurance policies required hereunder shall name the Trustee or the Master Servicer, on behalf of the Trustee as the lender, as loss payee.

     If the Master Servicer utilizes a master force placed insurance policy to execute its obligations in the preceding paragraph and such policy shall be issued by a Qualified Insurer and provide no less coverage in scope and amount for the Montehiedra Partner Loans than the insurance required to be maintained pursuant to the preceding paragraph, then the Master Servicer shall conclusively be deemed to have satisfied its respective obligations to maintain insurance pursuant to this Section 3.28(c). Such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that (i) there shall not have been maintained a policy otherwise complying with the provisions of the preceding paragraph, and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Class M Distribution Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation contained in the related Loan Documents, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

     (d) In the event of any default under the Montehiedra Partner Loans, the Master Servicer shall promptly take such actions as are necessary to enforce the rights of the Trust Fund and the Class M Certificateholders under the Montehiedra Partner Guaranty prior to taking any actions to foreclose upon the Montehiedra Pledged Collateral.

     In the event that title to the Montehiedra Pledged Collateral is acquired for the benefit of the Class M Certificateholders in foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Master Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The Master Servicer, shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with the Montehiedra Pledged Collateral as are consistent with the manner in which similar assets are managed by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Class M Certificateholders.

     Notwithstanding the foregoing, the Master Servicer shall manage any of the assets constituting the Montehiedra Pledged Collateral as required above, in a manner consistent with the prompt disposition of such assets and in accordance with the Servicing Standard.

     (e) Upon determining to sell the assets constituting the Montehiedra Pledged Collateral, the Master Servicer shall deliver to the Trustee an Officers' Certificate to the effect that the Master Servicer has determined to sell such assets in accordance with this Section 3.28. The Master Servicer may then offer to sell to any Person such assets. The Master Servicer shall deliver such Officers' Certificate and give the Trustee not less than ten Business Days prior written notice of its intention to sell any assets, in which case the Master Servicer shall accept the highest offer received from any Person for any such assets in an amount at least equal to the Repurchase Price therefor.

     In the absence of any such offer, the Master Servicer shall accept the highest offer received from any Person that is determined by the Master Servicer to be a fair price, for such assets, if the highest offeror is a Person other than an Interested Person, or is determined to be a fair price by the Trustee, if the highest offeror is an Interested Person; provided, that if the highest offeror is an Interested Person such offer shall not be accepted if it is less than the Repurchase Price. Notwithstanding anything to the contrary herein, none of the Trustee, the Master Servicer, the Special Servicer, in any capacity, nor any of their respective Affiliates may make an offer or purchase any of the assets constituting or relating to the Montehiedra Pledged Collateral pursuant hereto.

     The Master Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Master Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Class M Certificateholders. In addition, the Master Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Class M Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable). The proceeds of any sale pursuant to this Section
3.28 after deduction of the expenses of such sale incurred in connection therewith shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Class M Distribution Account.

     Notwithstanding the foregoing, the Master Servicer shall not sell nor foreclose upon the Montehiedra Pledged Collateral to any Person; until it has received confirmation in writing from each of the Rating Agencies that such foreclosure or sale will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings then assigned to any of the then rated Certificates (other than the Class M Certificates).

     In determining whether any offer received from an Interested Person represents a fair price for any of the assets constituting or relating to the Montehiedra Pledged Collateral, the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Trustee (the expense of which shall be reimbursable to the Trustee from the proceeds of any resulting sale only).

     The  Master  Servicer  shall  file   information   returns   regarding  the
abandonment or foreclosure of Montehiedra Pledged Collateral with the IRS at the time and in the manner required by the Code.

     (f) During the term of the Montehiedra Partner Loans, the Master Servicer, may, consistent with the Servicing Standard, agree to modify the Montehiedra Partner Loans to reduce the amount of principal and/or interest payable monthly on the Montehiedra Partner Loans, provided that (a) a material default in respect of payment on the Montehiedra Partner Loans has occurred or, in the Master Servicer's reasonable and good faith judgment, a default in respect of payment on the Montehiedra Partner Loans is reasonably foreseeable, and such modification is reasonably likely to produce a greater recovery to the Class M Certificateholders, on a net present value basis, than would liquidation; and
(b) the Master Servicer may only agree to reductions of principal lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three reductions of twelve months or less each; provided, however, Class M Certificateholders representing greater than 66-2/3% of the Percentage Interests in the Class M Certificates may direct the Master Servicer not to agree to any such modification. The Master Servicer shall promptly provide a copy of such proposed modification to the Rating Agencies and the Trustee. The Trustee shall, within two Business Days, notify, in writing, all of the Class M Certificateholders of such proposed modification. For purposes of determining whether Certificateholders representing 66-2/3% of the Percentage Interests in the Class M Certificates have directed the Master Servicer not to agree to such modification, each Class M Certificateholder shall have 15 days after delivery of such notice to respond to such notice, and any Class M Certificateholder that has not responded within such time period shall be deemed to have consented to such modification.

     Notwithstanding the preceding paragraph, the Master Servicer shall be permitted to modify, waive or amend any term of the Montehiedra Partner Loans although it is not in default or as to which default is not reasonably foreseeable but only if such modification, waiver or amendment (a) would not be "significant" as such term is defined in Code Section 1001, as determined by the Master Servicer (and the Master Servicer may rely on an Opinion of Counsel in making such determination), (b) would be in accordance with the Servicing Standard set forth in Section 3.28(a) and (c) would not adversely affect in any material respect the interest of any Class M Certificateholder not consenting thereto. The consent thereto of the majority of Percentage Interests of the Class M Certificates or written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Class M Certificates shall not be required but shall be conclusive evidence that such modification, waiver or amendment would not adversely affect in any material respect the interest of any Class M Certificateholder not consenting thereto.

     (g) The Master Servicer shall provide copies of any modifications, waivers or amendments pursuant to this Section 3.28 to each Rating Agency and to the Seller.

                                   ARTICLE IV

                       DISTRIBUTIONS TO CERTIFICATEHOLDERS


     SECTION 4.01. Distributions.

     (a) (i) On each Distribution Date, to the extent of Available Funds, amounts held in the Collection Account shall be withdrawn by the Master Servicer and remitted to the Trustee for deposit in the Lower-Tier Distribution Account (except that an amount equal to the AAPT Strip shall be deposited in the Class Q Distribution Account, an amount equal to the Class X-1A Strip shall be deposited in the Upper-Tier Distribution Account and an amount equal to the Class X-1B Strip shall be deposited in the Middle-Tier Distribution Account). On each Distribution Date, the amount that has been so transferred to the Lower-Tier Distribution Account from the Collection Account shall be distributed on the Lower-Tier Regular Interests to the Middle-Tier REMIC and the amount so deposited in the Middle-Tier Distribution Account shall be distributed on the Middle-Tier Regular Interests to the Upper-Tier REMIC, in accordance with the provisions set out herein. Thereafter, such amounts shall be considered to be held in the Upper-Tier Distribution Account until distributed to the Certificateholders.

     On each Distribution Date, the Middle-Tier REMIC shall be deemed to receive payments of interest and principal, in an aggregate amount equal to the distributions to be made on that date on the Lower-Tier Regular Interests (exclusive of payments of Prepayment Premiums), which distributions shall be as follows:

     First, to pay interest on the Class LA-1T, Class LA-1S, Class LF-T and Class LF-S Interests, up to an amount equal to, and pro rata as among such Classes in accordance with, Interest Distribution Amount in respect of each such Class for such Distribution Date;

     Second, (i) if (x) the sum of the Certificate Principal Amounts of the Class LA-1T and the Class LA-1S Interests exceeds (y) the product of the Loan Fraction and the sum of the Certificate Principal Amounts of the Lower-Tier Regular Interests, then to make payments of principal on the Class LA-1T and the Class LA-1S Interests, up to an aggregate amount equal to such excess, as follows: 99% of such amount to the Class LA-1T Interest in reduction of its Certificate Principal Amount and 1% of such amount to the Class LA-1S Interest in reduction of its Certificate Principal Amount; or (ii) if the amount in clause (y) exceeds the amount in clause (x), then to make payments of principal on the Class LF-T and the Class LF-S Interests, up to an aggregate amount equal to such excess, as follows: 99% of such amount to the Class LF-T Interest in reduction of its Certificate Principal Amount and 1% of such amount to the Class LF-S Interest in reduction of its Certificate Principal Amount;

     Third, to make payments of principal on the Class LA-1T and Class LA-1S Interests from the Principal Distribution Amount for Loan Group 1 and to the Class LF-T and Class LF-S Interests from the Principal Distribution Amount for Loan Group 2 up to an amount equal to, and pro rata as between such respective Classes, in accordance with their Certificate Principal Amounts, until such Certificate Principal Amounts have been reduced to zero; and

     Fourth, to reimburse the Class LA-1T, Class LA-1S, Class LF-T, and Class LF-S Interests, up to an amount equal to, and pro rata as between such Classes in accordance with, the sum for each Class of the Realized Losses, if any, previously deemed allocated to such Class and for which no reimbursement has previously been paid and interest thereon at the Pass-Through Rate applicable to such Class from the time allocated to such Class until repaid.

     Realized Losses shall be allocated to the Lower-Tier Regular Interests, in an aggregate amount equal to the allocation on such Distribution Date of Realized Losses to the Middle-Tier Regular Interests, as follows:

     First, (i) if (x) the sum of the Certificate Principal Amounts of the Class LA-1T and the Class LA-1S Interests exceeds (y) the product of the Loan Fraction and the sum of the Certificate Principal Amounts of the Lower-Tier Regular Interests, then to reduce the respective Certificate Principal Amounts of the Class LA-1T and the Class LA-1S Interests, up to an aggregate amount equal to such excess, as follows: 99% of such allocation to the Class LA-1T Interest and 1% of such allocation to the Class LA-1S Interest; or (ii) if the amount in clause (y) exceeds the amount in clause (x), then to reduce the respective Certificate Principal Amounts of the Class LF-T and the Class LF-S Interests, up to an aggregate amount equal to such excess, as follows: 99% of such allocation to the Class LF-T Interest and 1% of such allocation to the Class LF-S Interest; and

     Second, to the Class LA-1T and Class LA-1S Interest in respect of Realized Losses on the Group 1 Loans and to the Class LF-T and Class LF-S Interests in respect of Realized Losses on the Group 2 Loans pro rata as between such respective Classes in accordance with their respective Certificate Principal Amounts, until such Certificate Principal Amounts have been reduced to zero.

     Any Prepayment Premium distributed on a Middle-Tier Regular Interest on such Distribution Date shall be deemed paid on the Classes of Lower-Tier Regular Interests, to the Lower-Tier Regular Interests pro rata as among such Classes in accordance with their respective Certificate Principal Amounts. Any Excess Prepayment Interest Shortfall shall be allocated to the Lower-Tier Regular Interests pro rata, in accordance with the Interest Distribution Amount of such Classes before reduction for such Net Prepayment Interest Shortfall.

     (ii) Principal amounts, rates of interest and timing of payments on each Middle-Tier Regular Interest (other than the Class MX-1B Interest) will be identical to such amounts, rates, and timing on the corresponding Related Certificates, except that, solely for this purpose, all calculations of interest with respect to the Related Middle-Tier Regular Interests shall be made as though the Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F and Class G Certificate Pass-Through Rates were equal to the Adjusted WAC Rate and as though the Class X-2 Notional Amount were zero at all times, such that the rates of interest and timing of interest payments on each Related Middle-Tier Regular Interest represent the aggregate of the corresponding amounts on each Related Certificate and its related component of the Class X-2 Certificates. With respect to any Distribution Date and the Class MX-1B Interest, the Interest Distribution Amount distributable thereon shall be based on an Interest Accrual Amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class on the Notional Amount of the Class X-1B Certificates.

     Any Prepayment Premium that is to be paid to a Regular Certificate, other than the Class X-1A, Class X-1B or Class X-2 Certificates, shall be paid to the Related Middle-Tier Regular Interest, and the balance of any such Prepayment Premium, so long as any one or more of the Class MA-1A, Class MA-1B, Class MA-2A, Class MA-2B, Class MA-2C, Class MA-2D, Class MB, Class MC, Class MD, Class ME, Class MF or Class MG Interests remain outstanding, shall be paid to such Middle-Tier Regular Interests, pro rata, in proportion to the Interest Distribution Amount for the Related Certificates for such Distribution Date. Realized Losses shall be allocated to, and shall reduce the Certificate Principal Amounts of, each Class of Middle-Tier Regular Interests without distribution on any Distribution Date, to the extent that the Certificate Principal Amount of such Class exceeds the Certificate Principal Amount of the corresponding Related Certificates because of Realized Losses allocated to such Related Certificates.

     (b) On each Distribution Date prior to the Cross-over Date, Holders of each Class of Certificates (other than the Class M, Class Q, Class R, Class MR and Class LR Certificates) shall receive distributions from amounts on deposit in the Upper-Tier Distribution Account in respect of interest and principal, to the extent of Available Funds, in the amounts and in the order of priority set forth below:

     (i) First, pro rata, in respect of interest, to the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B and Class X-2 Certificates, up to an amount equal to, and pro rata as among such Classes in accordance with, the Interest Distribution Amounts of such Classes;

     (ii) Second, to the Class A Certificates, in reduction of their respective Certificate Principal Amounts in the following order:

        (a) first, to the Class A-1 Certificates, second, to the Class A-2A Certificates, third, to the Class A-2B Certificates, fourth, to the Class A-2C Certificates, and fifth, to the Class A-2D Certificates, in each case up to an amount equal to the lesser of (i) the Certificate Principal Amount thereof and (ii) the Principal Distribution Amount with respect to Loan Group 1 for such Distribution Date;

        (b) if, after giving effect to the payments described in clause (a), the Certificate Principal Amount of the Class A-1 Certificates exceeds the aggregate Stated Principal Balance of the Group 1 Components as of their Due Date in the related Collection Period, then to the Class A-1 Certificates up to the lesser of
                (i) the amount of such excess and (ii) the Principal Distribution Amount with respect to Loan Group 2 for such Distribution Date; and

        (c) first, to the Class A-2A Certificates, second, to the Class A-2B Certificates, third, to the Class A-2C Certificates, fourth, to the Class A-2D Certificates and fifth, to the Class A-1 Certificates in each case up to an amount equal to the lesser of
                (i) the Certificate Principal Amount thereof and (ii) the Principal Distribution Amount with respect to Loan Group 2 for such Distribution Date, in each cases after giving effect to the payments described in clauses (a) and (b);

provided, that, if the remaining portion of the Available Funds for such Distribution Date after giving effect to payments pursuant to clause (a) above would be less than the Principal Distribution Amount with respect to Loan Group 2 for such date, payments pursuant to this paragraph shall be made pursuant to clauses (a) and (c) above on a pro rata basis in accordance with the relative entitlement of each Class of Class A Certificates before giving effect to any payments pursuant to clause (b) above;

     (iii) Third, pro rata, (A) to the Class B Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class B Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (iv) Fourth, to the Class B Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (v) Fifth, to the Class B Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (vi) Sixth, pro rata, (A) to the Class C Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class C Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (vii) Seventh, to the Class C Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (viii) Eighth, to the Class C Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (ix) Ninth, pro rata, (A) to the Class D Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class D Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (x) Tenth, to the Class D Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xi) Eleventh, to the Class D Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xii) Twelfth, pro rata, (A) to the Class E Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class E Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (xiii) Thirteenth, to the Class E Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xiv) Fourteenth, to the Class E Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xv) Fifteenth, pro rata, (A) to the Class F Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class F Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (xvi) Sixteenth, to the Class F Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xvii) Seventeenth, to the Class F Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xviii) Eighteenth, pro rata, (A) to the Class G Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class, (B) to the Class X-2 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Principal Amount of the Class G Certificates up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class X-2 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls for such Distribution Date;

     (xix) Nineteenth, to the Class G Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xx) Twentieth, to the Class G Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xxi) Twenty-first, to the Class H Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xxii) Twenty-second, to the Class H Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xxiii) Twenty-third, to the Class H Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest on thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class; and

     (xxiv) Twenty-fourth, to the Class LR Certificates, any amounts remaining in the Lower-Tier Distribution Account, to the Class MR Certificates, any amounts remaining in the Middle-Tier Distribution Account, and to the Class R Certificates, any amounts remaining in the Upper-Tier Distribution Account.

     On each Distribution Date occurring on and after the Cross-over Date, regardless of the allocation of principal payments described in priority Second above, an amount equal to the aggregate of the Principal Distribution Amounts for both Loan Groups will be distributed, first, to the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, pro rata, based on their respective Certificate Principal Amounts, in reduction of their respective Certificate Principal Amounts, until the Certificate Principal Amount of each such Class is reduced to zero, and, second, to the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates for unreimbursed amounts of Realized Losses previously allocated to such Classes, pro rata, in accordance with the amount of such unreimbursed Realized Losses so allocated.

     All references to "pro rata" in the preceding clauses with respect to interest and Interest Shortfalls shall mean pro rata based on the amount distributable pursuant to such clauses, with respect to distributions of principal other than in reimbursement of Realized Losses shall mean pro rata based on Certificate Principal Amount, and with respect to distributions in reimbursement of Realized Losses shall mean pro rata based on the amount of unreimbursed Realized Losses previously allocated to the applicable Classes.

     (c) On any Distribution Date, Prepayment Premiums collected during the related Collection Period will be distributed to the holders of the Classes of Certificates as follows:

     Prepayment Premiums received during any Collection Period with respect to the AAPT LIBOR Components shall be distributed on the following Distribution Date (i) to the holders of the Class X-1A Certificates, in an amount equal to the product of (x) the number of Distribution Dates remaining after such
Distribution Date until and including the Distribution Date occurring in July 2000, (y) the applicable Class X-1A Prepayment Factor, and (z) the amount of principal prepaid with respect to such Distribution Date, and (ii) to the holders of the Class X-1B Certificates, the amount of any Prepayment Premiums received with respect to the AAPT Pool Loan remaining after the distributions set forth in clause (i) above. As used above, the "Class X-1A Prepayment Factor" means (i) an amount equal to (x) the excess of 0.8715% over the Initial Class A-1 Margin, divided by (y) 12, with respect to any prepayment allocated to AAPT LIBOR A Component, and (ii) an amount equal to (x) the excess of 0.7015% over the Initial Class A-1 Margin, divided by (y) 12, with respect to any prepayment allocated to AAPT LIBOR B Component. "Initial Class A-1 Margin" means an amount equal to 0.23%. Any other Prepayment Premiums received during any Collection Period will be distributed on the following Distribution Date as follows: to the holders of the Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B, Class C, Class D, Class E, Class F and Class G Certificates, for each such Class an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all Classes of Sequential Pay Certificates (other than the Class A-1 and Class H Certificates) on such Distribution Date, (b) the Base Interest Fraction for the related Principal Prepayment and such Class of Certificates and (c) the aggregate amount of Prepayment Premiums collected on such Principal Prepayment during the Collection Period. Any Prepayment Premiums collected during such Collection Period remaining after such distributions will be distributed to the holders of the Class X-2 Certificates.

     (d) On each Distribution Date the Trustee shall withdraw (i) the amount of any Net Default Interest received in the related Collection Period from the Class Q Distribution Account, and (ii) with respect to the initial Distribution Date, the amount of the AAPT Strip and shall distribute such funds to the holders of the Class Q Certificates.

     (e) On each Distribution Date, any Excess Interest received during the related Collection Period shall be distributed to holders of Certificates as follows: (i) any Excess Interest received with respect to the AAPT LIBOR Components, to the holders of the Class A-1 Certificates, (ii) any Excess Interest received with respect to the Cadillac Fairview Pool Loan, to the holders of the Class A-2B and Class A-2C Certificates, pro rata, based on their initial Certificate Principal Amounts, and (iii) any Excess Interest received with respect to any other Mortgage Loans (other than the 380 Madison Loan and Whitehall Pool Loan) and the AAPT Fixed Component, to the holders of the Class A-2D, Class B, Class C, Class D, Class E and Class F Certificates, pro rata, on their initial Certificate Principal Amounts. Notwithstanding the reduction of the Certificate Principal Amount of any of the aforementioned Classes of Certificates to zero, such Class may receive distributions in respect of Excess Interest in accordance with the allocations set forth herein.

     (f) On each Distribution Date with respect to the Class M Certificates, the Trustee shall withdraw from the Class M Distribution Account (to the extent funds are available therefor) an amount equal to the Interest Distribution Amount with respect to the Class M Certificates and any other amounts on deposit in the Class M Distribution Account allocable to principal and shall distribute such funds to the holders of the Class M Certificates. On each Distribution Date, after the distributions in the preceding sentence, the Trustee shall distribute to each Class M Certificateholder, pro rata, any other collections, including any prepayment premiums or yield maintenance charges, received by the Master Servicer with respect to the Montehiedra Partner Loans during the related Collection Period (to the extent not otherwise permitted to be retained by the Master Servicer pursuant to the terms hereof). The Certificate Principal Amount of the Class M Certificates will be reduced by amounts actually distributed thereon that are attributable to principal and by any Realized Losses with respect to the Montehiedra Partner Loans.

     (g) The  Certificate  Principal  Amount  of each  Class of  Sequential  Pay
Certificates entitled to distributions of principal will be reduced without distribution on any Distribution Date, as a write-off, to the extent of any Realized Loss allocated to such Class on such Distribution Date. Any such write-offs will be applied to such Classes of Sequential Pay Certificates in the following order, until each is reduced to zero; first, to the Class H Certificates; second, to the Class G Certificates; third, to the Class F
Certificates,  fourth,  to the  Class  E  Certificates;  fifth,  to the  Class D
Certificates; sixth; to the Class C Certificates; seventh, to the Class B Certificates; and, finally, pro rata to the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates based on their respective Certificate Principal Amounts. Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of
Certificates described above in the reverse order of allocation of Realized Losses thereto.

     Shortfalls in Available Funds resulting from additional servicing compensation other than the Servicing Fee, interest on Advances not covered by Default Interest, Additional Trust Fund Expenses, a reduction of the interest rate of a Mortgage Loan by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or other unanticipated or default-related expenses will be allocated to each Class of Certificates (other than the Class M Certificates) in the same manner as Realized Losses. Excess Prepayment Interest Shortfalls will be allocated to each Class of Certificates, pro rata, based upon the amount of interest which would have otherwise been distributed to each Class of Certificates (without giving effect to any Reduction Interest Distribution Amount).

     (h) All amounts distributable, or reductions allocable on account of Realized Losses, to a Class of Certificates pursuant to this Section 4.01 on each Distribution Date shall be allocated pro rata among the outstanding Certificates in each such Class based on their respective Percentage Interests. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date
(a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     (i) Except as otherwise provided in Section 9.01 with respect to an Anticipated Termination Date, the Trustee shall, no later than the fifteenth day of the month in the month preceding the month in which the final distribution with respect to any Class of Certificates is expected to be made, mail to each Holder of such Class of Certificates, on such date a notice to the effect that:

        (A) the Trustee reasonably expects based upon information previously provided to it that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

        (B) if such final distribution is made on such Distribution Date, no interest shall accrue on such Certificate, or on the Related Lower-Tier Regular Interests from and after such Distribution Date;

provided, however, that the Class Q, Class R, Class MR and Class LR Certificates shall remain outstanding until there is no other Class of Certificates (other than the Class M Certificates) outstanding.

     Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust for the benefit of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee hereunder and the transfer of such amounts to a successor Trustee and (ii) the termination of the Trust Fund and distribution of such amounts to the Class R Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder or by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
Section 4.01(i). Any funds not distributed on such Distribution Date shall be set aside and held uninvested in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner.

     (j) The Certificate Principal Amounts of the Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates will be notionally reduced on any Distribution Date for purposes of determining the Notional Amount of the Class X-2 Certificates to the extent of any Appraisal Reduction Amounts allocated to such Class with respect to such Distribution Date. To the extent that the aggregate of the Appraisal Reduction Amounts for any Distribution Date do exceed such Certificate Principal Amount, such excess will be applied, subject to any reversal described below, to notionally reduce the Certificate Principal Amounts of the next most subordinate Class of Certificates on the next Distribution Date. Any such reductions will be applied in the following order of priority: first, to the Class H Certificates; second, to the Class G
Certificates;  third,  to the  Class  F  Certificates;  fourth,  to the  Class E
Certificates; fifth, to the Class D Certificates; sixth, to the Class C Certificates; and finally to the Class B Certificates (provided in each case that no Certificate Balance in respect of any such Class may be notionally reduced below zero).


     SECTION 4.02. Statements to Certificateholders; Available Information; Information Furnished to Financial Market Publisher.

     (a) On each Distribution Date, the Trustee shall, based on information provided by the Master Servicer or provided by the Special Servicer to the Master Servicer (with respect to a Specially Serviced Mortgage Loan, an REO Property or the servicing responsibilities of the Special Servicer set forth herein including the Special Servicer's obligation to make Advances) and subject to receipt thereof, prepare and forward by mail to each Holder of a Certificate, with copies to the Seller, the Paying Agent, the Master Servicer, the Special Servicer, the Rating Agencies and up to three market reporting services designated by the Seller, a statement as to such distribution (a "Monthly Distribution Statement") setting forth the information set forth on Exhibit J hereto, and including among other things, for each Class, as applicable:

        (i) the Principal Distribution Amount and the amount of Available Funds allocable to principal included therein;

        (ii) The Interest Distribution Amount distributable on such Class and the amount of Available Funds allocable thereto, together with any Interest Shortfall allocable to such Class;

        (iii) The amount of any P&I Advances by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to Certificateholders not reimbursed since the previous Distribution Date;

        (iv)    The initial  Certificate  Principal  Balance or initial Notional
                Amount, as applicable, of each Class, and the Certificate Principal Amount or Notional Amount, as applicable, of each Class after giving effect to the distribution of amounts in respect of the Principal Distribution Amount on such Distribution Date;

        (v) Realized Losses (for such month and cumulative basis and on a Mortgage Loan by Mortgage Loan basis) and their allocation to the Certificate Principal Amount of any Class of Certificates;

        (vi) The Stated Principal Balance of the Mortgage Loans as of the Due Date immediately prior to such Distribution Date;

        (vii) The number and aggregate principal balance of Mortgage Loans (and the identity of each related Borrower) (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advance made with respect to such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

        (viii) With respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance and appraised value (based on an Updated Appraisal, if required under Section 3.10(a)) of such Mortgage Loan as of the date it became an REO Mortgage Loan;

        (ix) (A) For any REO Property sold during the related Collection Period, the date on which the Special Servicer determined that a Final Recovery Determination was made and the amount of the proceeds of such sale deposited into the Collection Account, (B) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Collection Period and credited to the Collection Account, in each case identifying such REO Property by name and (C) the appraised value as determined by the most recent Updated Appraisal (or annual letter update thereof) of any REO Property, if required under Section 3.10(a);

        (x) The amount of the Servicing Fee, Trustee Fee and Special Servicing Compensation paid with respect to such Distribution Date;

        (xi) (A) The amount of Prepayment Premiums, if any, received during the related Collection Period, (B) the amount of Default Interest received during the related Collection Period and the Net Default Interest for such Distribution Date, (C) the amount of Excess Interest, if any, received during the related Collection Period and (D), with respect to the Distribution Date occurring in September 1997, the amount of the AAPT Strip;

        (xii) The outstanding principal balance and Repurchase Price of any Mortgage Loan purchased or repurchased pursuant to Sections 2.03(c), 3.18 or 9.01(c);

        (xiii) The amount of Prepayment Interest Shortfalls with respect to such Distribution Date;

        (xiv) The account balance contained in the respective Reserve Accounts as of the related Due Date for each Mortgage Loan;

        (xv)    The CUSIP number for such Class of Certificates, if any;

        (xvi) The amount of negative amortization on the Mortgage Loans, created by any modification;

        (xvii)  The   Appraisal   Reduction   Amounts   with   respect  to  such
                Distribution Date;

        (xviii) A reference to any Special Event Report furnished to the Trustee
                during  the  preceding   calendar   month,   including   without
                limitation, any such report relating to anchor tenants;

        (xix) Account reconciliations with respect to the immediately preceding Distribution Date with respect to the Collection Account and Class M Collection Account (giving effect to P&I Advances, Property Advances, Servicing Fees, Trustee Fees, additional servicing compensation, Prepayment Premiums, Default Interest, Net Default Interest, and Excess Interest); and

        (xx)    other information reasonably requested by the Seller.

     Notwithstanding the foregoing, the Trustee shall only be required to provide the above-referenced information to the Class M Certificateholders to the extent such information relates to the Class M Certificates, the Montehiedra Partner Loans, the Montehiedra Loan, or the Mortgaged Property related to the Montehiedra Loan.

     In the case of  information  furnished  pursuant to subclauses  (i),  (ii),
(iv), (v), and (xi) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates with a denomination of $1,000 initial Certificate Principal Amount or Notional Amount.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate (except for a Class R, Class MR or Class LR Certificate) a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     On each Distribution Date, the Trustee shall forward to each Holder of a Class R, Class MR or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R, Class MR or Class LR Certificates on such Distribution Date. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class R, Class MR or Class LR Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     (b) On or within two Business Days following each Distribution Date, the Trustee shall make available to the Financial Market Publisher and the Underwriter, using the format and media mutually agreed upon by the Trustee, the Financial Market Publisher and the Underwriter, the following information regarding each Mortgage Loan and any other information reasonably requested by the Underwriter and available to the Trustee:

        (i)     the Loan Number;

        (ii)    each related Mortgage Rate; and

        (iii)   the principal balance as of such Distribution Date.

     In addition, on or within two Business Days following each Distribution Date, the Trustee shall make (x) certain information contained in the Monthly Distribution Statement available to Certificateholders through its ASAP System by Certificateholders dialing telephone number (312) 904-2200 and requesting statement No. 272 and (y) certain information regarding the Mortgage Loans available in electronic format through its dial-up bulletin board service, by Certificateholders dialing telephone number (714) 282-3990.

     The Trustee shall only be obligated to deliver the statements, reports and information contemplated by Section 4.02(a) and 4.02(b) to the extent it receives the necessary underlying information from the Master Servicer or the Special Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information and, if the Master Servicer is not the Special Servicer, the Master Servicer shall not be liable for any failure of the Special Servicer to provide such underlying information. Nothing herein shall obligate the Trustee, the Master Servicer or the Special Servicer to violate any applicable law prohibiting disclosure of information with respect to any Borrower and the failure of the Trustee, the Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

     SECTION 4.03. Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. The Paying Agent agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that is a non-U.S. Person that has furnished or caused to be furnished (i) an effective Form W-8 or Form W-9 or an acceptable substitute form or a successor form and who is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Seller, or (ii) an effective Form 4224 or an acceptable substitute form or a successor form. In the event the Paying Agent or its agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholder. Any amount so withheld shall be treated as having been distributed to such Certificateholder for all purposes of this Agreement.


     SECTION 4.04. REMIC Compliance.

     (a) The parties intend that each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC shall constitute, and that the affairs of each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC and shall on behalf of each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC: (i) prepare, sign and file, or cause to be prepared and filed, all required Tax Returns for each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC, using a calendar year as the taxable year for each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC when and as required by the REMIC Provisions and other applicable federal, state or local income tax laws;
(ii) make an election, on behalf of each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service and applicable state and local tax authorities all information reports as and when required to be provided to them in accordance with the REMIC Provisions of the Code and Section 4.07; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 4.05(a) is then required by the REMIC Provisions in order to maintain the status of the Upper-Tier REMIC, Middle-Tier REMIC or the Lower-Tier REMIC as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of state and local law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Seller agrees within 10 Business Days of the Closing Date to provide any information reasonably requested by the Master Servicer or the Trustee and necessary to make such filing); and (vi) maintain such records relating to each of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis. The Holder of the largest Percentage Interest in the Class R, Class MR or Class LR Certificates shall be the tax matters person of the Upper-Tier REMIC, Middle-Tier REMIC or the Lower-Tier REMIC, respectively, pursuant to Treasury Regulations Section 1.860F-4(d). If more than one Holder should hold an equal Percentage Interest in the Class R, Class MR or Class LR Certificates larger than that held by any other Holder, the first such Holder to have acquired such Class R, Class MR or Class LR Certificates shall be such tax matters person. The Trustee shall act as attorney-in-fact and agent for the tax matters person of each of the Upper-Tier REMIC, Middle-Tier REMIC and Lower-Tier REMIC, and each Holder of a Percentage Interest in the Class R, Class MR or Class LR Certificates, by acceptance hereof, is deemed to have consented to the Trustee's appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Fund. The Trustee shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, the Trustee knows that such action or omission (as the case may be) would cause the termination of the REMIC status of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC or the imposition of tax on the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). Notwithstanding any provision of this paragraph to the contrary, the Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Seller or the Master Servicer which does not enable the Trustee to comply with any of clauses (i) through (vi) of the fifth preceding sentence or which results in any action contemplated by clauses (i) through (iii) of the next succeeding sentence. In this regard the Trustee shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an Opinion of Counsel (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject the Upper-Tier REMIC, the Middle-Tier REMIC or Lower-Tier REMIC to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or
(C) cause any of the Upper-Tier REMIC, the Middle-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow any of the Trust REMICs to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause) and (iii) not permit the creation of any "interests," within the meaning of the REMIC Provisions, in the Upper-Tier REMIC other than the Regular Certificates and the Class R Certificates, in the Middle-Tier REMIC other than the Middle-Tier Regular Interests and the Class MR Certificates, or in the Lower-Tier REMIC other than the Lower-Tier Regular Interests and the Class LR Certificates. None of the Master Servicer, the Special Servicer or the Seller shall be responsible or liable for any failure by the Trustee to comply with the provisions of this Section 4.04. The Seller, the Master Servicer and the Special Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Seller's, the Master Servicer's or the Special Servicer's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this Section 4.04.

     (b) The following assumptions are to be used for purposes of determining the anticipated payments of principal and interest for calculating the original yield to maturity and original issue discount with respect to the Regular
Certificates: (i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on their Due Dates, provided that the Mortgage Loans in the aggregate will prepay in accordance with the Prepayment Assumption; (ii) none of the Master Servicer, the Seller and the Class LR Certificateholders will exercise the right described in Section 9.01 of this Agreement to cause early termination of the Trust Fund; and (iii) no Mortgage Loan is repurchased by the applicable Responsible Party or the Seller pursuant to Article II hereof.


     SECTION 4.05. Imposition of Tax on the Trust Fund.

     In the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Certificates; provided, that any taxes imposed on any net income from foreclosure property pursuant to Code
Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related REO Property in determining Net REO Proceeds with respect to the REO Property (and until such taxes are paid, the Special Servicer from time to time shall withdraw from the REO Account and transfer to the Trustee amounts reasonably determined by the Trustee to be necessary to pay such taxes, which the Trustee shall maintain in a separate, non-interest-bearing account, and the Trustee shall deposit in the Collection Account the excess determined by the Trustee from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom; provided that any such tax imposed on net income from foreclosure property that exceeds the amount in any such reserve shall be retained from Available Funds as provided in Section 3.06(viii) and the next sentence. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from the Collection Account in determining the amount of Available Funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC (but such authorization shall not prevent the Trustee from contesting, at the expense of the Trust Fund, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee is hereby authorized to and shall segregate or cause to be segregated, into a separate non-interest bearing account, (i) the net income from any "prohibited transaction" under Code Section 860F(a) or (ii) the amount of any contribution to the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC after the Startup Day that is subject to tax under Code Section 860G(d) and use such income or amount, to the extent necessary, to pay such tax (and return the balance thereof, if any, to the Lower-Tier Distribution Account, the Middle-Tier Distribution Account or the Upper-Tier Distribution Account, as the case may
be). To the extent that any such tax is paid to the Internal Revenue Service, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of the Class R, the Class MR or the Class LR Certificates, as the case may be, and shall distribute such retained amounts to the Holders of Regular Certificates or to the Trustee in respect of the Lower-Tier Regular Interests, as applicable, until they are fully reimbursed and then to the Holders of the Class R Certificates, the Class MR or the Class LR Certificates, as applicable. Neither the Master Servicer, the Special Servicer nor the Trustee shall be responsible for any taxes imposed on the Upper-Tier REMIC, Middle-Tier REMIC or Lower-Tier REMIC except to the extent such tax is attributable to a breach of a representation or warranty of the Master Servicer, the Special Servicer or the Trustee or an act or omission of the Master Servicer, the Special Servicer or the Trustee in contravention of this Agreement in both cases, provided, further, that such breach, act or omission could result in liability under Section 6.03, in the case of the Master Servicer or Section
4.04 or 8.01, in the case of the Trustee. Notwithstanding anything in this Agreement to the contrary, in each such case, the Master Servicer or the Special Servicer shall not be responsible for Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Master Servicer or the Special Servicer.


     SECTION 4.06. Remittances; P&I Advances.

     (a) "Applicable Monthly Payment" shall mean, for any Mortgage Loan with respect to any month, (A) if such Mortgage Loan has been extended (other than pursuant to Section 3.27) in accordance with the terms and conditions otherwise set forth in this Agreement, the lesser of (1) the Extended Monthly Payment and
(2) the Monthly Payment on the Mortgage Loan prior to such extensions, and (B) if such Mortgage Loan is not described by the preceding clause (A) (including any such Mortgage Loan as to which the related Mortgaged Property has become an REO Property), the Monthly Payment; provided, however, that for purposes of calculating the amount of any P&I Advance required to be made by the Master Servicer, the Trustee or the Fiscal Agent, notwithstanding the amount of such Applicable Monthly Payment, interest shall be calculated at the Net Mortgage Rate plus the Trustee Fee Rate; and provided further that for purposes of determining the amount of any P&I Advance, the Monthly Payment shall be as reduced pursuant to any modification of a Mortgage Loan pursuant to Section 3.27.

     (b) On the Master Servicer Remittance Date immediately preceding each Distribution Date, the Master Servicer (or the Trustee with respect to item (iv) below) shall:

        (i) remit to the Trustee for deposit in the Lower-Tier Distribution Account an amount equal to the Prepayment Premiums received by the Master Servicer in the Collection Period preceding such Distribution Date;

        (ii) remit to the Trustee for deposit in (A) the Lower-Tier Distribution Account an amount equal to the Available Funds (other than the amounts referred to in clauses (iii) and (iv) below, and other than the AAPT Strip, the Class X-1A Strip and the Class X-1B Strip), (B) the Class Q Distribution Account, an amount equal to the AAPT Strip, (C) the Middle-Tier Distribution Account, an amount equal to the Interest Distribution Amount for the Class MX-1B Interest, and (D) the Upper-Tier Distribution Account, an amount equal to the Interest Distribution Amount for the Class X-1A Certificates;

        (iii) make a P&I Advance, by deposit into the Lower-Tier Distribution Account, in an amount equal to the sum of the Applicable Monthly Payments for each Mortgage Loan to the extent such amounts were not received on such Mortgage Loan prior to 11:00 A.M. (New York City time), on the Master Servicer Remittance Date (and therefore are not included in the remittance described in the preceding clause (ii));

        (iv) if such Master Servicer Remittance Date occurs in March, remit to the Trustee for deposit in the Lower-Tier Distribution Account by withdrawal from the Interest Reserve Account an amount equal to the amounts described in clause (iii) of the definition of Available Funds.

     (c) The Master Servicer shall not be required or permitted to make an advance for Excess Interest, Default Interest, Prepayment Premiums or Balloon Payments. The amount required to be advanced in respect of Applicable Monthly Payments on Mortgage Loans that have been subject to an Appraisal Reduction Event will equal (i) the amount required to be advanced by the Master Servicer, without giving effect to such Appraisal Reduction Amounts less (ii) an amount equal to the product of (x) the amount required to be advanced by the Master Servicer in respect to delinquent payments of interest without giving effect to such Appraisal Reduction Amounts, and (y) a fraction, the numerator of which is the Appraisal Reduction Amount with respect to such Mortgage Loan and the denominator of which is the Stated Principal Balance as of the last day of the related Collection Period.

     (d) Any amount advanced by the Master Servicer (or to the extent provided in Section 4.06(h), the Special Servicer) pursuant to Section 4.06(b)(iii) shall constitute a P&I Advance for all purposes of this Agreement and the Master Servicer (or Special Servicer, as applicable) shall be entitled to reimbursement (with interest at the Advance Rate) thereof to the full extent as otherwise set forth in this Agreement.

     (e) If as of 11:00 A.M., New York City time, on any Distribution Date the Master Servicer shall not have made the P&I Advance required to have been made on the related Master Servicer Remittance Date pursuant to Section 4.06(b)(iii), the Trustee shall immediately notify the Fiscal Agent by telephone promptly confirmed in writing, and the Trustee shall no later than 1:00 p.m., New York City time, on such Business Day deposit into the Lower-Tier Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Master Servicer. If the Trustee fails to make any P&I Advance required to be made under this Section 4.06, the Fiscal Agent shall make such P&I Advance not later than 2:00 p.m., New York City time, on such Business Day and, thereby, the Trustee shall not be in default under this Agreement.

     (f) None of the Master Servicer, the Trustee or the Fiscal Agent shall be obligated to make a P&I Advance as to any Monthly Payment or Extended Monthly Payment on any date on which a P&I Advance is otherwise required to be made by this Section 4.06 if the Master Servicer, the Trustee or Fiscal Agent, as applicable, determines that such advance will be a Nonrecoverable Advance. The Master Servicer shall be required to provide notice to the Trustee and the Fiscal Agent on or prior to the Master Servicer Remittance Date of any such non-recoverability determination made on or prior to such date. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such Advance would be a Nonrecoverable Advance, the Trustee or Fiscal Agent, as applicable, shall make such advance within the time periods required by Section 4.06(e) unless the Trustee or the Fiscal Agent, in good faith, makes a determination prior to the times specified in Section 4.06(e) that such advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not an Advance previously made is, or a proposed Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

     (g) The Master Servicer (or to the extent the Special Servicer is required to make such Advances, the Special Servicer), the Trustee or the Fiscal Agent, as applicable, shall be entitled to the reimbursement of P&I Advances it makes to the extent permitted pursuant to Section 3.06(ii) of this Agreement together with any related Advance Interest Amount in respect of such P&I Advances to the extent permitted pursuant to Section 3.06(iii) and the Master Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Advances from the related Borrowers to the extent permitted by applicable law and the related Mortgage Loan.

     (h) Notwithstanding any of the foregoing provisions, in the event that the Master Servicer or any of its affiliates realizes on any of the collateral for any of the Affiliate Loans and thereby becomes the direct or indirect owner of the Borrower under the related Mortgage Loan, the Special Servicer with respect to the related Mortgage Loan (whether or not such Mortgage Loan is a Specially Serviced Mortgage Loan) shall thereafter make any required P&I Advances with respect to the related Mortgage Loan and each provision set forth herein with respect to such P&I Advances which relates to the Master Servicer shall be deemed to relate to such Special Servicer, including, without limitation, the obligations of the Trustee and the Fiscal Agent to make such Advances upon the failure of the Special Servicer or Trustee, respectively, to make such Advance. The Master Servicer shall not be liable for any failure of the Special Servicer to make such Advance.


     SECTION 4.07. Grantor Trust Reporting.

     The parties intend that the portions of the Trust Fund consisting of (i) the AAPT Strip, the Default Interest, proceeds therefrom and the Class Q Distribution Account, (ii) Excess Interest, proceeds therefrom and the Excess Interest Distribution Account and (iii) the Montehiedra Partner Loans, proceeds therefrom, and the Class M Distribution Account shall constitute, and that the affairs of the Trust Fund (exclusive of the Trust REMICs) shall be conducted so as to qualify such portion as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to Certificateholders and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, (i) to the Holders of the Class Q Certificates, income with respect to their allocable share of Default Interest and the amount of any interest paid on unreimbursed Advances to the Master Servicer, the Trustee and the Fiscal Agent, as applicable, therefrom pursuant to Section 3.06(iii) and the AAPT Strip at the time or times and in the manner required by the Code, (ii) to the Holders of the Classes of Regular Certificates entitled thereto as set forth in Section 2.06(b), income with respect to their allocable share of Excess Interest at the time or times and in the manner required by the Code, and (iii) to the Holders of the Class M Certificates, income with respect to their allocable share of the interest portion of any payments received on or with respect to the Montehiedra Partner Loans and any other income with respect to the Montehiedra Partner Loans, and the Servicing Fee or other expenses incurred by the Trust Fund with respect to the Class M Certificates, at the time or times and in the manner required by the Code.

                                    ARTICLE V

                                THE CERTIFICATES


     SECTION 5.01. The Certificates.

     The Certificates consist of the Class A-1 Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates, the Class A-2D Certificates, the Class X-1A Certificates, the Class X-1B Certificates, the Class X-2 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F
Certificates,  the Class G Certificates,  the Class H Certificates,  the Class M
Certificates, the Class Q Certificates, the Class R Certificates, the Class MR Certificates, and the Class LR Certificates.

     The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class M, Class Q, Class R, Class MR and Class LR Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-20, respectively. The Certificates of each Class (other than the Class Q, Class LR, Class MR and Class R Certificates) will be issuable in registered form only, in minimum denominations of authorized initial Certificate Principal Amount or Notional Amount, as applicable, as described in the succeeding table, and multiples of $1 in excess thereof. With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (A) set forth on the face thereof or (B) in the case of any Global Certificate, set forth on a schedule attached thereto or, in the case of any beneficial interest in a Global Certificate, the product of the Percentage Interest represented by such beneficial interest and the amount set forth on such schedule of the related Global Certificate, (ii) expressed in terms of initial Certificate Principal Amount or Notional Amount, as applicable, and
(iii) be in an authorized denomination, as set forth below. With respect to the Class H and Class M Certificates, on the Closing Date, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver (i) Rule 144A global Class H and Class M Certificates (the "Private Global Certificates") in definitive, fully registered form without interest coupons, or (ii) one or more, if any, Individual Certificates, in each case substantially in the form of Exhibits A-15 and A-16 hereto, respectively. Each Certificate will share ratably in all rights of the related Class. The Class Q, Class R, Class MR and LR Certificates will each be issuable in one or more Individual Certificates in minimum denominations of 5% Percentage Interests and integral multiples of a 1% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class. The Class X-1B Certificates will be issuable in one or more definitive Certificates.

                                                         Aggregate
                                                        Denominations
                                                     of all Certificates
                             Minimum                       of Class
                      Certificate Principal       (in Initial Denomination or
       Class                Amount                     Notional Amount)
       -----          ----------------------           ----------------
       A-1               $    10,000.00                    $50,000,000
       A-2A              $    10,000.00                   $131,100,000
       A-2B              $    10,000.00                   $240,900,000
       A-2C              $    10,000.00                    $30,000,000
       A-2D              $    10,000.00                   $222,190,000
       B                 $    10,000.00                   $ 78,160,000
       C                 $    10,000.00                    $14,660,000
       D                 $    10,000.00                    $53,750,000
       E                 $    10,000.00                    $14,660,000
       F                 $    10,000.00                    $48,860,000
       G                 $    10,000.00                    $58,620,000
       H                 $   250,000.00                    $34,208,999
       M                 $   100,000.00                    $10,276,354
       X-1A               $1,000,000.00                    $50,000,000
       X-1B               $1,000,000.00                    $50,000,000
       X-2                $1,000,000.00                   $892,890,000


     The Global Certificates shall be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners shall hold interests in the Global Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations and Classes as set forth above. The Global Certificates shall in all respects be entitled to the same benefits under this Agreement as Individual Certificates authenticated and delivered hereunder.

     Except insofar as pertains to any Individual Certificate, the Trust Fund, the Paying Agent and the Trustee may for all purposes (including the making of payments due on the Global Certificates and the giving of notice to Holders thereof) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder; provided, however, that, for purposes of providing information pursuant to Section 3.20 or transmitting communications pursuant to Section 5.05(a), to the extent that the Seller has provided the Trustee with the names of Beneficial Owners, the Trustee shall provide such information to such Beneficial Owners directly. The rights of Beneficial Owners with respect to Global Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except in the limited circumstances described below, Beneficial Owners of Public Global Certificates shall not be entitled to physical certificates for the Public Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Global Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. Subject to the restrictions on transfer set forth in Section 5.02 and Applicable Procedures, a Beneficial Owner of a Private Global Certificate may request that the Seller, or an agent thereof, cause the Depository (or any Agent Member) to notify the Certificate Registrar and the Certificate Custodian in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Upon receipt of such a request and payment by the related Beneficial Owner of any attendant expenses, the Seller shall cause the issuance and delivery of such Individual Certificates. The Certificate Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Seller and the Certificate Registrar, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold the Global Certificates for the account of the Beneficial Owners.

     Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Global Certificates (i) shall be delivered by the Certificate Registrar to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and in either case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

     "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     The Global Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

     If (i) the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able properly to discharge its responsibilities as Depository, and the Seller is unable to locate a qualified successor, (ii) the Seller or the Trustee, at its sole option, elects to terminate the book-entry system through the Depository with respect to all or any portion of any Class of Certificates or (iii) after the occurrence of an Event of Default, Beneficial Owners owning not less than a majority in Certificate Principal Amount or Notional Amount, as applicable, of the Global Certificate for any Class then outstanding advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Beneficial Owner or Owners of such Global Certificate, the Trustee shall notify the affected Beneficial Owners through the Depository of the occurrence of such event and the availability of Individual Certificates to such Beneficial Owner or Owners requesting them. Upon surrender to the Trustee of Global Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Individual Certificates. Neither the Trustee, the Fiscal Agent, the Certificate Registrar, the Master Servicer, the Special Servicer nor the Seller shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions. Upon the issuance of Individual Certificates, the Trustee, the Fiscal Agent, the Certificate Registrar, the Master Servicer, the Special Servicer, and the Seller shall recognize the Holders of Individual Certificates as Certificateholders hereunder.

     If the Trustee, its agents or the Master Servicer or Special Servicer has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee, the Master Servicer or the Special Servicer has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee, the Master Servicer or the Special Servicer to obtain possession of the Certificates, the Trustee, the Master Servicer or the Special Servicer may in its sole discretion determine that the Certificates represented by the Global Certificates shall no longer be represented by such Global Certificates. In such event, the Trustee or the Authenticating Agent will execute and authenticate and the Certificate Registrar will deliver, in exchange for such Global Certificates, Individual Certificates (and if the Trustee or the Certificate Custodian has in its possession Individual Certificates previously executed, the Authenticating Agent will authenticate and the Certificate Registrar will deliver such Certificates) in a Denomination equal to the aggregate Denomination of such Global Certificates.

     If the Trust Fund ceases to be subject to Section 13 or 15(d) of the Exchange Act, the Trustee shall make available to each Holder of a Class H, Class M, Class X-1B, Class Q, Class R, Class MR or Class LR Certificate, upon request of such a Holder, information substantially equivalent in scope to the information currently filed by the Master Servicer and/or the Trustee with the Commission pursuant to the Exchange Act, plus such additional information required to be provided for securities qualifying for resales under Rule 144A under the Act which information shall be provided on a timely basis to the Trustee by the Master Servicer.

     Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and authenticated by the
Trustee or the Authenticating Agent and delivered to the Seller. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or Authenticating Agent by an authorized officer or signatory.
Certificates bearing the signature of an individual who was at any time the proper officer or signatory of the Trustee or Authenticating Agent shall bind the Trustee or Authenticating Agent, notwithstanding that such individual has ceased to hold such office or position prior to the delivery of such Certificates or did not hold such office or position at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1 through A-20 executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.


     SECTION 5.02. Registration, Transfer and Exchange of Certificates.

     (a) The Trustee shall keep or cause to be kept at the Corporate Trust Office books (the "Certificate Register") for the registration, transfer and exchange of Certificates (the Trustee, in such capacity, being the "Certificate Registrar"). The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register; provided, however, in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of the individual participants holding beneficial interests in the Trust Fund through the Depository. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Master Servicer, the Trustee, any Paying Agent and any agent of any of them shall not be affected by any notice or knowledge to the contrary. An Individual Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 5.02. Upon request of the Trustee, the Certificate Registrar shall provide the Trustee with the names, addresses and Percentage Interests of the Holders.

     (b) Upon surrender for registration of transfer of any Individual Certificate, subject to the applicable requirements of this Section 5.02, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination as the Individual Certificate being surrendered. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e). Each Certificate surrendered for registration of transfer shall be canceled and subsequently destroyed by the Certificate Registrar. Each new Certificate issued pursuant to this Section 5.02 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this
Section 5.02.

     (c) In addition to the applicable provisions of this Section 5.02 and the rules of the Depository, the exchange, transfer and registration of transfer of Individual Certificates or beneficial interests in the Private Global Certificates shall be subject to the following restrictions.

        (i) Transfers between Holders of Individual Certificates. With respect to the transfer and registration of transfer of an Individual Certificate representing an interest in the Class H, Class Q, Class M, Class R, Class MR or Class LR Certificates to a transferee that takes delivery in the form of an Individual
                Certificate:

                (A) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made by a transferee who has provided the Certificate Registrar with an Investment Representation Letter substantially in the form of Exhibit D-1 hereto (an "Investment Representation Letter"), to the effect that the transfer is being made to a Qualified Institutional Buyer in accordance with Rule 144A; and

                (B) The Certificate Registrar shall register the transfer of an Individual Certificate (other than a Residual Certificate) if prior to the transfer (1) two years have expired since the Closing Date, or (2) such transferee furnishes to the Certificate Registrar (a) an Investment Representation Letter to the effect that the traosfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the Act,
                        (b) an opinion of counsel acceptable to the Certificate Registrar that such transfer is in compliance with the Act and (c) the Certificate Registrar shall register the transfer of an Individual Certificate only if prior to the transfer the transferee furnishes to the Certificate Registrar a written undertaking by the transferor to reimburse the Trust for any costs incurred by it in connection with the proposed transfer.;

        (ii)    [RESERVED]

        (iii) Transfers from the Private Global Certificates to Individual Certificates. Any and all transfers from a Private Global Certificate to a transferee wishing to take delivery in the form of an Individual Certificate will require the transferee to take delivery subject to the restrictions on the transfer of such Individual Certificate described on the face of such Certificate, and such transferee agrees that it will transfer such Individual Certificate only as provided therein and herein. No such transfer shall be made and the Certificate Registrar shall not register any such transfer unless such transfer is made in accordance with this Section 5.02(c)(iii).

                (A) Transfers of a beneficial interest in a Private Global Certificate to an Institutional Accredited Investor will require delivery in the form of an Individual Certificate and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i)(B).

                (B) Transfers of a beneficial interest in a Private Global Certificate to a Qualified Institutional Buyer wishing to take delivery in the form of an Individual Certificate will be registered by the Certificate Registrar only upon compliance with the provisions of Sections 5.02(c)(i)(A).

                (C) Upon acceptance for exchange or transfer of a beneficial interest in a Private Global Certificate for an Individual Certificate, as provided herein, the Certificate Registrar shall endorse on the schedule affixed to the related Private Global Certificate (or on a continuation of such schedule affixed to such Private Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Private Global Certificate equal to the Denomination of such Individual Certificate issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Certificate Registrar in accordance with applicable law, an Individual Certificate issued upon transfer of or exchange for a beneficial interest in the Private Global Certificate shall bear the Securities Legend.

        (iv) Transfers of Individual Certificates to the Private Global Certificates. If a Holder of an Individual Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Private Global Certificate, such transfer may be effected only in accordance with all applicable rules and procedures of the Depository applicable to transfers by their respective participants (the "Applicable Procedures"), and this
                Section 5.02(c)(iv). Upon receipt by the Certificate Registrar at the Corporate Trust Office of (1) the Individual Certificate to be transferred with an assignment and transfer pursuant to
                Section 5.02(a), (2) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in such Private Global Certificate, as the case may be, in an amount equal to the Denomination of the Individual Certificate to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with such beneficial interest, and (4) an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Certificate Registrar shall cancel such Individual Certificate, execute and deliver a new Individual Certificate for the Denomination of the Individual Certificate not so transferred, registered in the name of the Holder, and the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to increase the Denomination of the Private Global Certificate, as the case may be, by the Denomination of the Individual Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding Denomination of the Private Global Certificate.

                It is the intent of the foregoing that under no circumstances may an Institutional Accredited Investor that is not a Qualified Institutional Buyer take delivery in the form of a beneficial interest in a Private Global Certificate.

        (v) All Transfers. An exchange of a beneficial interest in a Private Global Certificate for an Individual Certificate or
                Certificates, an exchange of an Individual Certificate or Certificates for a beneficial interest in the Private Global Certificate and an exchange of an Individual Certificate or Certificates for another Individual Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Private Global Certificates, so long as the Private Global Certificates remain outstanding and are held by or on behalf of the Depository), may be made only in accordance with this
                Section 5.02 and in accordance with the rules of the Depository and Applicable Procedures.

     (d) If Certificates are issued upon the transfer, exchange or replacement of Certificates not bearing the Securities Legend, the Certificates so issued shall not bear the Securities Legend. If Certificates are issued upon the transfer, exchange or replacement of Certificates bearing the Securities Legend, or if a request is made to remove the Securities Legend on a Certificate, the Certificates so issued shall bear the Securities Legend, or the Securities Legend shall not be removed, as the case may be, unless there is delivered to the Certificate Registrar such satisfactory evidence, which may include an opinion of counsel (at the expense of the party requesting the removal of such legend) familiar with United States securities laws, as may be reasonably required by the Certificate Registrar, that neither the Securities Legend nor the restrictions on transfers set forth therein are required to ensure that transfers of any Certificate comply with the provisions of Rule 144A or Rule 144 under the Act or that such Certificate is not a "restricted security" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Certificate Registrar shall execute and deliver a Certificate that does not bear the Securities Legend.

     (e) Subject to the  restrictions on transfer and exchange set forth in this
Section 5.02, the Holder of any Individual Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized Denomination) by surrendering such Certificate at the Corporate Trust Office or at the office of any transfer agent appointed as provided under this Agreement, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at the Corporate Trust Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Denomination and in such Denomination or Denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office or at the office of a transfer agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of fifteen days preceding any Distribution Date.

     (f) An Individual Certificate (other than an Individual Certificate issued in exchange for a beneficial interest in a Public Global Certificate pursuant
Section 5.01) or a beneficial interest in a Private Global Certificate may only be transferred to Eligible Investors in accordance with the provisions set forth herein. In the event that a Responsible Officer of the Certificate Registrar becomes aware that such an Individual Certificate or beneficial interest in a Private Global Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall have the right to void such transfer, if permitted under applicable law, or to require the investor to sell such Individual Certificate or beneficial interest in a Private Global Certificate to an Eligible Investor within fourteen days after notice of such determination and each Certificateholder by its acceptance of a Certificate authorizes the Certificate Registrar to take such action.

     (g) Subject to the provisions of this Section 5.02 regarding transfer and exchange, transfers of the Global Certificates shall be limited to transfers of such Global Certificates in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

     (h) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.02 other than for transfers to Institutional Accredited Investors, as provided herein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     (i) The Certificate Registrar may as a condition of the registration of any transfer of the Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates require the transferor to furnish other certifications, legal opinions or other information (at the transferor's expense) as it may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

     (j) Neither the Seller, the Master Servicer, the Trustee nor the Certificate Registrar is obligated to register or qualify the Class H, Class Q, Class M, Class R, Class MR or Class LR Certificates under the Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Seller, the Master Servicer, the Trustee and the Certificate Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (k) No transfer of any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR or Class LR Certificate (each, a "Restricted Certificate") shall be made to (i) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to Title I of ERISA or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan") or
(ii) a collective investment fund in which such Plans are invested, an insurance company that is using assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or Similar Law to include assets of Plans) or other Person acting on behalf of any such Plan or using the assets of any such Plan to acquire any such Restricted Certificate, other than (with respect to any transfer of a Restricted Certificate that is a Subordinated Certificate) an insurance company investing the assets of its general account under circumstances whereby the purchase and holding of such Restricted Certificate by such insurance company would be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under Prohibited Transaction Class Exemption 95-60. Each prospective transferee of a Restricted Certificate that takes the form of an Individual Certificate shall either (1) deliver to the Seller, the Certificate Registrar and the Trustee a representation letter, substantially in the form of Exhibit D-2 hereto, stating that the prospective transferee is not a Person referred to in (i) or (ii) above or (2) in the event the transferee is such a Person, except in the case of a Residual Certificate, which may not be transferred unless the transferee represents it is not such a Person, the prospective transferee shall provide to the Seller, the Trustee and the Certificate Registrar an opinion of counsel which establishes to the satisfaction of the Seller, the Trustee and the Certificate Registrar that the purchase or holding of the Restricted Certificates by or on behalf of a Plan will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to Title I of ERISA,
Section 4975 of the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of ERISA or Section 4975 of the Code, or a materially similar characterization under any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Seller, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any Similar Law) in addition to those set forth in this Agreement, which opinion of counsel shall not be an expense of the Trustee, the Trust Fund, the Master Servicer, the Special Servicer, the Certificate Registrar or the Seller. The Certificate Registrar shall not register the transfer of an Individual Certificate that is a Restricted Certificate unless the transferee has provided the representation letter or opinion of counsel referred to in the preceding sentence. The transferee of a beneficial interest in a Global Certificate that is a Restricted Certificate shall be deemed to represent that it is not a Person or entity referred to in (i) or (ii) above. Any transfer of a Restricted Certificate that would result in a prohibited transaction under ERISA or Section 4975 of the Code, or a materially similar characterization under any Similar Law, shall be deemed absolutely null and void ab initio.

     (l) Each Person who has or acquires any Ownership Interest shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and the rights of each Person acquiring any Ownership Interest are expressly subject to the following provisions:

        (i) Each Person acquiring or holding any Ownership Interest shall be a Permitted Transferee and shall not acquire or hold such
                Ownership Interest as agent (including a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owner of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.02(l) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible.

        (ii) No Ownership Interest may be Transferred, and no such Transfer shall be registered in the Certificate Register, without the express written consent of the Certificate Registrar, and the Certificate Registrar shall not recognize the Transfer, and such proposed Transfer shall not be effective, without such consent with respect thereto. In connection with any proposed Transfer of any Ownership Interest, the Certificate Registrar shall, as a condition to such consent, (x) require delivery to it in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Registrar and to the proposed transferor an affidavit in substantially the form attached as Exhibit C-1 (a "Transferee Affidavit") of the proposed transferee (A) that such proposed transferee is a Permitted Transferee and (B) stating that (i) the proposed transferee historically has paid its debts as they have come due and intends to do so in the future, (ii) the proposed transferee understands that, as the holder of an Ownership Interest, it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due, (iv) the proposed transferee will not transfer the Ownership Interest to any Person that does not provide a Transferee Affidavit or as to which the proposed transferee has actual knowledge that such Person is not a Permitted Transferee or is acting as an agent (including a broker, nominee or other middleman) for a Person that is not a Permitted Transferee, and
                (v) the proposed transferee expressly agrees to be bound by and to abide by the provisions of this Section 5.02(e) and (y) other than in connection with the initial issuance of the Class R, Class MR and Class LR Certificates, require a statement from the proposed transferor substantially in the form attached as Exhibit C-2 (the "Transferor Letter"), that the proposed transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and has no actual knowledge or reason to know that the proposed transferee's statements in the preceding clauses (x)(B)(i) or (iii) are false.

        (iii) Notwithstanding the delivery of a Transferee Affidavit by a proposed transferee under clause (ii) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer to such proposed transferee shall be effected and such proposed Transfer shall not be registered on the Certificate Register; provided, however, that the Certificate Registrar shall not be required to conduct any independent investigation to determine whether a proposed transferee is a Permitted Transferee. Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, and in any event not later than 60 days after a request for information from the transferor of such Ownership Interest, or such agent, the Certificate Registrar and the Trustee agree to furnish to the IRS and the transferor of such Ownership Interest or such agent such information necessary to the application of
                Section 860E(e) of the Code as may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R, Class MR or Class LR Certificate (or portion thereof) for periods after such Transfer. At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent referred to above; provided, however, that such Persons shall in no event be excused from furnishing such information.


     SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it, the Trustee and the Master Servicer harmless, then, in the absence of actual knowledge by a Responsible Officer of the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


     SECTION 5.04. Appointment of Paying Agent.

     The Trustee may appoint a paying agent for the purpose of making distributions to Certificateholders pursuant to Section 4.01. The Trustee shall cause such Paying Agent, if other than the Trustee or the Master Servicer, to execute and deliver to the Master Servicer and the Trustee an instrument in which such Paying Agent shall agree with the Master Servicer and the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders or disposed of as otherwise provided herein. The initial Paying Agent shall be the Trustee. Except for LaSalle National Bank, as the initial Paying Agent, the Paying Agent shall at all times be an entity having a long-term unsecured debt rating of at least "A" by Fitch and DCR and "AA2" by Moody's, or shall be otherwise acceptable to each Rating Agency.


     SECTION 5.05. Access to Certificateholders' Names and Addresses.

     (a) If any  Certificateholder  (for  purposes  of  this  Section  5.05,  an
"Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders, the Certificate Registrar shall furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date, at the expense of the Applicant.

     (b) Every Certificateholder, by receiving and holding its Certificate, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.


     SECTION 5.06. Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Seller or the Master Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Seller and the Master Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee or Certificate Registrar may require such additional proof of any matter referred to in this Section 5.06 as it shall deem necessary.


     SECTION 5.07. Authenticating Agent.

     The Trustee may appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Seller and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Seller, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee shall serve as the initial Authenticating Agent and the Trustee hereby accepts such appointment.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Seller. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent and the Seller. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.07, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 5.07.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any compensation paid to the Authenticating Agent shall be an unreimbursable expense of the Trustee.


     SECTION 5.08. Appointment of Custodians.

     The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000, shall have a long-term debt rating of at least "BBB" from Fitch and DCR and "Baa2" from Moody's, unless the Trustee shall have received prior written confirmation from each Rating Agency that the appointment of such Custodian would not cause such Rating Agency to withdraw, qualify or downgrade any of its then-current ratings on the Certificates, and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 10.07. Any compensation paid to the Custodian shall be an unreimbursable expense of the Trustee. The Trustee shall serve as the initial Custodian. The Custodian, if the Custodian is not the Trustee, shall maintain a fidelity bond in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. The Custodian shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Custodian. In addition, the Custodian shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations hereunder in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. All fidelity bonds and policies of errors and omissions insurance obtained under this Section 5.08 shall be issued by a Qualified Insurer, or by any other insurer, that, as confirmed by each Rating Agency in writing to the Trustee, would not in and of itself result in the downgrade, withdrawal or qualification of any of the ratings assigned to any Class of Certificates.

                                   ARTICLE VI

            THE SELLER, THE MASTER SERVICER AND THE SPECIAL SERVICER


     SECTION 6.01. Liability of the Seller, the Master Servicer and the Special Servicer.

     The Seller, the Master Servicer and the Special Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement. Each of the Master Servicer and the Special Servicer shall indemnify the Seller, and any employee, director or officer of the Seller, and the Trust Fund and hold the Seller and any employee, director or officer of the Seller, and the Trust Fund harmless against any loss, liability or expense incurred by such parties (i) in connection with any willful misconduct, bad faith, fraud or negligence in the performance of duties of the Master Servicer or the Special Servicer, as the case may be, or by reason of negligent disregard of the Master Servicer's or Special Servicer's, as the case may be, obligations or duties hereunder, or (ii) as a result of the breach by the Master Servicer or the Special Servicer, as the case may be, of any of its representations or warranties contained herein.

     SECTION 6.02. Merger or Consolidation of the Master Servicer.

     Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and good standing as a corporation under the laws of the State of California and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans or the Montehiedra Partner Loans and to perform its respective duties under this Agreement.

     The Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Master Servicer hereunder, and shall be deemed to have assumed all of the liabilities of the Master Servicer hereunder, if each of the Rating Agencies has confirmed in writing that such merger or consolidation or transfer of assets and succession, in and of itself, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned by such Rating Agency to any Class of Certificates.


     SECTION 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

     Subject to Section 6.01, neither the Seller, the Master Servicer, the Special Servicer nor any of the directors, officers, employees or agents of the Seller or the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or the Master Servicer or the Special Servicer or any such Person against liability which would be imposed by reason of (i) any breach of warranty or representation, or other specific liability provided herein, with respect to such respective party or (ii) any willful misconduct, bad faith, fraud or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder with respect to such respective party. The Seller, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Seller, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Seller, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Seller or the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with, or relating to, this Agreement or the Certificates, other than any loss, liability or expense (including legal fees and expenses) (i) incurred by reason of willful misconduct, bad faith, fraud or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations or duties hereunder, in each case by the Person being indemnified; (ii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of this Agreement or (iii) with respect to any such party, resulting from the breach by such party of any of its representations or warranties contained herein. Neither the Seller nor the Master Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Seller or the Master Servicer or the Special Servicer may in its discretion undertake any such action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Seller, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06 of this Agreement.


     SECTION 6.04. Limitation on Resignation of the Master Servicer or Special Servicer.

     (a) Each of the Master Servicer and each Special Servicer may assign its respective rights and delegate its respective duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee and to the Seller, (B) shall be an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or a Person resulting from a merger, consolidation or succession that is permitted under Section 6.02, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement from and after the date of such agreement;
(ii) as confirmed by a letter from each Rating Agency delivered to the Trustee, each Rating Agency's rating or ratings of the Regular Certificates and the Class M Certificates in effect immediately prior to such assignment, sale, transfer or delegation will not be qualified, downgraded or withdrawn as a result of such assignment, sale, transfer or delegation; (iii) the Master Servicer or the Special Servicer shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this Section 6.04; and (iv) the rate at which the Servicing Fee or Special Servicing Compensation, as applicable (or any component thereof) is calculated shall not exceed the rate then in effect. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Master Servicer or Special Servicer, as applicable, hereunder.

     (b) Except as provided in this Section 6.04, the Master Servicer and the Special Servicer shall not resign from their respective obligations and duties hereby imposed on them except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel (obtained at the resigning Master
Servicer's or Special Servicer's expense) to such effect delivered to the Trustee.

     No resignation or removal of the Master Servicer or the Special Servicer as contemplated herein shall become effective until the Trustee or a successor Master Servicer or Special Servicer shall have assumed the Master Servicer's or the Special Servicer's responsibilities, duties, liabilities and obligations hereunder. If no successor Master Servicer or Special Servicer can be obtained to perform such obligations for the same compensation to which the terminated Master Servicer or Special Servicer would have been entitled, additional amounts payable to such successor Master Servicer or Special Servicer shall be treated as Realized Losses.


     SECTION 6.05. Rights of the Seller and the Trustee in Respect of the Master Servicer and Special Servicer.

     The Master Servicer and the Special Servicer shall afford the Seller, the Trustee and the Rating Agencies, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, the Master Servicer and the Special Servicer shall furnish to the Seller, the Master Servicer, the Special Servicer and the Trustee its most recent annual financial statements (or, with respect to AMRESCO Management Inc., the financial statements of AMRESCO, INC.) and such other information in its possession regarding its business, affairs, property and condition, financial or otherwise as the party requesting such information, in its reasonable judgment, determines to be relevant to the performance of the obligations hereunder of the Master Servicer and the Special Servicer. The Seller may, but is not obligated to, enforce the obligations of the Master Servicer or the Special Servicer hereunder which are in default and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of such Person hereunder or exercise its rights hereunder, provided that the Master Servicer and the Special Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Seller or its designee. In the event the Seller or its designee undertakes any such action it will be reimbursed by the Trust Fund from the Collection Account as provided in
Section 3.06 and Section 6.03(a) hereof to the extent not recoverable from the Master Servicer or Special Servicer, as applicable. Neither the Seller nor the Trustee and neither the Master Servicer, with respect to the Special Servicer, nor the Special Servicer, with respect to the Master Servicer, shall have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and neither such Person is obligated to monitor or supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

     Neither the Master Servicer nor the Special Servicer shall be under any obligation to disclose confidential or proprietary information pursuant to this Section.


     SECTION  6.06.   Master  Servicer  or  Special   Servicer  as  Owner  of  a
Certificate.

     The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder (or with respect to a Global Certificate, Beneficial Owner) of any Certificate with the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof, except as otherwise expressly provided herein. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder or Beneficial Owner of any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Master Servicer or the Special Servicer may seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (i) states that it is delivered pursuant to this Section 6.06, (ii) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, and
(iii) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate) together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have consented in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, of the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, except in the case of unusual circumstances.

     Notwithstanding the foregoing, neither the Master Servicer or the Special Servicer may become a Holder or Beneficial Owner of any Class M Certificate.

                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01. Events of Default.

     (a) "Master Servicer Event of Default", wherever used herein, means any one of the following events:

        (i) any failure by the Master Servicer to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Lower-Tier Distribution Account, Middle-Tier Distribution Account, Upper-Tier Distribution Account, Excess Interest Distribution Account, Interest Reserve Account, Class Q Distribution Account or the Class M Distribution Account, any amount required to be so remitted by the Master Servicer (including a P&I Advance) pursuant to, and at the time specified by the terms of this Agreement, which failure is not remedied by 11:00 a.m., New York City time, on the related Distribution Date (provided, however, that the Master Servicer will pay the Trustee interest on such late payment at the prime rate until such late payment is received by the Trustee; or

        (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements, or the material breach of its representations or warranties on the part of the Master Servicer contained in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Master Servicer by the Seller or the Trustee, or to the Master Servicer, the Seller and the Trustee by the Holders of Certificates evidencing Percentage Interests of at least 25% of any Class affected thereby; provided that if such default is not capable of being cured within such 30 day period and the Master Servicer is diligently pursuing such cure, the Master Servicer shall be entitled to an additional 30 day period; provided further that the failure of the Master Servicer to perform any covenant or agreement contained herein (other than as provided in clause (i) above) as a result of an inconsistency between this Agreement and any Loan Document shall not be a Master Servicer Event of Default hereunder; or

        (iii) confirmation in writing by any Rating Agency that not terminating the Master Servicer would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn, or downgraded; or

        (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (v)     the  Master  Servicer  shall  consent  to the  appointment  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

        (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vii) the Master Servicer shall fail to make any Property Advance required to be made by the Master Servicer hereunder (whether or not the Trustee or the Fiscal Agent makes such Property Advance), which failure continues unremedied for a period of fifteen (15) days after the date on which such Advance was first due (or for any shorter period as may be required, if applicable, to avoid any lapse in insurance coverage required under any Mortgage or this Agreement with respect to any Mortgaged Property or to avoid any foreclosure or similar action with respect to any Mortgaged Property by reason of a failure to pay real estate taxes and assessments); provided, however, that in the event the Trustee or the Fiscal Agent makes a required Property Advance pursuant to Section 3.22(b) due to the Master Servicer's failure to make a required Property Advance, such Event of Default shall occur immediately upon the making of such Property Advance by the Trustee or the Fiscal Agent;

then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Master Servicer.

     In the event that the Master Servicer is also the Special Servicer and the Master Servicer is terminated as provided in this Section 7.01, the Master Servicer shall also be terminated as Special Servicer.

     (b) "Special Servicer Event of Default", wherever used herein, means any one of the following events:

        (i) any failure by the Special Servicer to remit to the Collection Account any amount required to be so deposited by the Special
                Servicer pursuant to, and at the time specified, and in accordance with the terms of this Agreement or to make any P&I Advance pursuant to and at the time specified by the terms of this Agreement; or

        (ii) any failure on the part of the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements, or the material breach of any representations or warranties on the part of the Special Servicer contained in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Special Servicer by the Master Servicer, the Seller, the Trustee or by the Holders of Certificates evidencing Percentage Interests of at least 25% of any Class affected thereby; or

        (iii) confirmation in writing by any Rating Agency that failure to remove the Special Servicer would, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates; or

        (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (v)     the  Special  Servicer  shall  consent to the  appointment  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Special Servicer, or of or relating to all or substantially all of its property; or

        (vi) the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as a Special Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Special Servicer.

     Notwithstanding any other provisions herein, with respect to any Mortgage Loan, in the event the Special Servicer with respect to such Mortgage Loan has acquired a direct or indirect ownership interest in any Affiliate Loan related to such Mortgage Loan, such Special Servicer shall be terminated in the manner set forth in this Section 7.01.

     (c) In the event that the Master Servicer or the Special Servicer is terminated pursuant to this Section 7.01, the Trustee shall, by notice in writing to the Master Servicer or the Special Servicer, as the case may be (the "Terminated Party"), terminate all of its rights and obligations under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights the Master Servicer or Special Servicer may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination and the right to the benefits of Section 6.03 notwithstanding any such termination). On or after the receipt by the Terminated Party of such written notice, all of its authority and power under this Agreement, whether with respect to the
Certificates (except that the Terminated Party shall retain its rights as a Certificateholder in the event and to the extent that it is a Certificateholder) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Terminated Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agrees that, in the event it is terminated pursuant to this Section 7.01, to promptly (and in any event no later than ten Business Days subsequent to such notice) provide, at its own expense, the Trustee with all documents and records requested by the Trustee to enable the Trustee to assume its functions hereunder, and to cooperate with the Trustee and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the successor Master Servicer or successor Special Servicer or the Trustee, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer or the Special Servicer to the Collection Account, any REO Account or Lock-Box Account shall thereafter be received with respect to the Mortgage Loans, and shall promptly provide the Trustee or such successor Master Servicer or Special Servicer (which may include the Trustee), as applicable, all documents and records reasonably requested by it, such documents and records to be provided in such form as the Trustee or such successor Master Servicer or Special Servicer shall reasonably request (including electromagnetic form), to enable it to assume the Master Servicer's or Special Servicer's function hereunder. All reasonable costs and expenses of the Trustee or the successor Master Servicer or successor Special Servicer incurred in connection with transferring the Mortgage Files to the successor Master Servicer or Special Servicer and amending this Agreement to reflect such succession as successor Master Servicer or successor Special Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer or the Special Servicer, as applicable, upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer or Special Servicer (as the case may be) has not reimbursed the Trustee or the successor Master Servicer or Special Servicer for such expenses within 90 days after the presentation of reasonable documentation, such expense shall be reimbursed by the Trust Fund; provided that the Terminated Party shall not thereby be relieved of its liability for such expenses.


     SECTION 7.02. Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer or the Special Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be its successor in all respects in its capacity as Master Servicer or Special Servicer under this Agreement and the transactions set forth or provided for herein and, except as provided herein, shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Master Servicer or Special Servicer by the terms and provisions hereof; provided, however, that (i) the Trustee shall have no responsibilities, duties, liabilities or obligations with respect to any act or omission of the Master Servicer or Special Servicer and (ii) any failure to perform, or delay in performing, such duties or responsibilities caused by the Terminated Party's failure to provide, or delay in providing, records, tapes, disks, information or monies shall not be considered a default by such successor hereunder. The Trustee, as successor Master Servicer or successor Special Servicer, shall be indemnified to the full extent provided the Master Servicer or Special Servicer, as applicable, under this Agreement prior to the Master Servicer's or the Special Servicer's termination. The appointment of a successor Master Servicer or successor Special Servicer shall not affect any liability of the predecessor Master Servicer or Special Servicer which may have arisen prior to its termination as Master Servicer or Special Servicer. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or Special Servicer herein or in any related document or agreement, for any acts or omissions of the predecessor Master Servicer or predecessor Special Servicer or for any losses incurred in respect of any Permitted Investment by the Master Servicer pursuant to Section 3.07 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee as successor Master Servicer or successor Special Servicer shall be entitled to the Servicing Fee or Special Servicing Compensation, as applicable, and all funds relating to the Mortgage Loans that accrue after the date of the Trustee's succession to which the Master Servicer or Special Servicer would have been entitled if the Master Servicer or Special Servicer, as applicable, had continued to act hereunder. In the event any Advances made by the Master Servicer, the Special Servicer and the Trustee or the Fiscal Agent shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied entirely to the Advances made by the Trustee or the Fiscal Agent (and the accrued and unpaid interest thereon), until such Advances and interest shall have been repaid in full. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or if the Holders of Certificates entitled to at least 25% of the aggregate Voting Rights so request in writing to the Trustee, or if neither the Trustee nor the Fiscal Agent is rated by each Rating Agency in one of its two highest long-term debt rating categories or if the Rating Agencies do not provide written confirmation that the succession of the Trustee, as Master Servicer or Special Servicer, as applicable, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which will not result in a downgrade, qualification or withdrawal of the then current rating or ratings assigned to any Class of Certificates as evidenced in writing by each Rating Agency, as the successor to the Master Servicer or Special Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or Special Servicer hereunder. No appointment of a successor to the Master Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all the Master Servicer's or Special Servicer's responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer (or the Special Servicer if the Special Servicer is also the Master Servicer) hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. Pending the appointment of a successor to the Special Servicer, unless the Master Servicer is also the Special Servicer, the Master Servicer shall act in such capacity. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Terminated Party hereunder, provided, further, that if no successor to the Terminated Party can be obtained to perform the obligations of such Terminated Party hereunder, additional amounts shall be paid to such successor and such amounts in excess of that permitted the Terminated Party shall be treated as Realized Losses. The Seller, the Trustee, the Master Servicer or Special Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.


     SECTION 7.03. Notification to Certificateholders.

     (a) Upon any termination pursuant to Section 7.01 above or appointment of a successor to the Master Servicer or the Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

     (b) Within 30 days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Certificates and to each Rating Agency notice of such Event of Default, unless such Event of Default shall have been cured or waived.


     SECTION 7.04. Other Remedies of Trustee.

     During the continuance of any Master Servicer Event of Default or a Special Servicer Event of Default when the Master Servicer is also serving as Special Servicer, so long as such Master Servicer Event of Default or Special Servicer Event of Default, if applicable, shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the legal fees, expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Master Servicer Event of Default or Special Servicer Event of Default, if applicable.


     SECTION 7.05. Waiver of Past Events of Default; Termination.

     The Holders of Certificates evidencing not less than 66-2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any default by the Master Servicer or Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits (including P&I Advances) to or payments from the Collection Account or the Lower-Tier Distribution Account or in remitting payments as received, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any costs and expenses incurred by the Trustee in connection with such default and prior to such waiver shall be reimbursed by the Master Servicer or the Special Servicer, as applicable, promptly upon demand therefor and if not reimbursed to the Trustee within 90 days of such demand, from the Trust Fund; provided, that the Trust Fund shall be reimbursed by the Master Servicer or the Special Servicer, as applicable, to the extent such amounts are reimbursed to the Trustee from the Trust Fund.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no permissive right of the Trustee shall be construed as a duty. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee, subject to the provisions of Sections 7.02 and 7.04, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement to the extent specifically set forth herein; provided, however, that, the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument provided to it hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall request a corrected instrument, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificateholders.

     (c) Neither the Trustee nor any of its officers, directors, employees, agents or "control" persons within the meaning of the Act shall have any liability arising out of or in connection with this Agreement, provided, that, subject to Section 8.02, no provision of this Agreement shall be construed to relieve the Trustee, or any such person, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or its own bad faith; and provided, further, that:

        (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements, reports, opinions, documents, orders or other instruments furnished to the Trustee that conform on their face to the requirements of this Agreement without responsibility for investigating the contents thereof;

        (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

        (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to greater than 50% of the Percentage Interests (or such other percentage as is specified herein) of each affected Class, or of the aggregate Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

        (iv)    Neither  the  Trustee  nor  any  of  its  respective  directors, officers, employees, agents or control persons shall be responsible for any act or omission of any Custodian, Paying Agent or Certificate Registrar that is not an Affiliate of the Trustee and that is selected other than by the Trustee, performed or omitted in compliance with any custodial or other agreement, or any act or omission of the Master Servicer, Special Servicer, the Seller or any other third Person, including, without limitation, in connection with actions taken pursuant to this Agreement;

        (v) The Trustee shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties as Trustee in accordance with this Agreement (and, if it does, all legal expenses and costs of such action shall be expenses and costs of the Trust Fund), and the Trustee shall be entitled to be reimbursed therefor from the Collection Account, unless such legal action arises out of the negligence or bad faith of the Trustee or any breach of an obligation, representation, warranty or covenant of the Trustee contained herein; and

        (vi) The Trustee shall not be charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee may be required to act, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure. The Trustee shall be deemed to have actual knowledge of the Master Servicer's or the Special Servicer's failure to provide scheduled reports, certificates and statements when and as required to be delivered to the Trustee pursuant to this Agreement.

     None of the provisions contained in this Agreement shall require either the Trustee, in its capacity as Trustee, or the Fiscal Agent, to expend or risk its own funds, or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the opinion of the Trustee or the Fiscal Agent, respectively, the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement. Neither the Trustee nor the Fiscal Agent shall be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement and neither the Trustee nor the Fiscal Agent shall be liable for any loss on any investment of funds pursuant to this Agreement (other than any funds invested with it in its commercial capacity).


     SECTION 8.02. Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

        (i) The Trustee may request and/or rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal,

        (ii) and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

        (iii) (A) The Trustee shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; (B) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; and (C) provided, that subject to the foregoing clause (A), nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

        (iv) Neither the Trustee nor any of its directors, officers, employees, Affiliates, agents or "control" persons within the meaning of the Act shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Trustee to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

        (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% (or such other percentage as is specified herein) of the Percentage Interests of any affected Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Master Servicer or the Special Servicer, as applicable, if an Event of Default shall have occurred and be continuing relating to the Master Servicer, or the Special Servicer, respectively, and otherwise by the Certificateholders requesting the investigation; and

        (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder.

     (b) Following the Start-up Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel (the costs of obtaining such opinion to be borne by the Person requesting such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Seller pursuant to this Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.


     SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, the Fiscal Agent, the Master Servicer, or the Special Servicer, and the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer assume no responsibility for their correctness. The Trustee, the Fiscal Agent, the Master Servicer and Special Servicer make no representations or warranties as to the validity or sufficiency of this Agreement, of the Certificates or any prospectus used to offer the Certificates for sale or the validity, enforceability or sufficiency of any Mortgage Loan or related document. Neither the Trustee nor the Fiscal Agent shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage, any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. Without limiting the foregoing, neither the Trustee nor the Fiscal Agent shall be liable or responsible for: the existence, condition and ownership of any Mortgaged Property; the existence of any hazard or other insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02) or the enforceability thereof; the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File (except for its review thereof pursuant to Section 2.02); the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the compliance by the Seller, the Master Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02), it being understood that the Trustee shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Seller, the Master Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or Special Servicer pursuant to Section 7.02) or any sub-Master Servicer or any Borrower; any action of the Master Servicer or Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02) or any sub-Master Servicer taken in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Master Servicer or the Special Servicer or any sub-Master Servicer to act or perform any duties required of it on behalf of the Trust Fund or the Trustee hereunder; or any action by or omission of the Trustee taken at the instruction of the Master Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to
Section 7.02) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties as specifically set forth in this Agreement. Neither the Trustee nor the Fiscal Agent shall be accountable for the use or application by the Seller, the Master Servicer or the Special Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller, the Master Servicer or the Special Servicer in respect of the assignment of the Mortgage Loans or deposited in or withdrawn from the Collection Account, Lower-Tier Distribution Account, Middle-Tier Distribution Account, Upper-Tier Distribution Account, Class Q Distribution Account, Excess Interest Distribution Account, Class M
Distribution Account, Lock Box Account, Reserve Accounts, Interest Reserve Account or any other account maintained by or on behalf of the Master Servicer or the Special Servicer, other than any funds held by the Trustee or Fiscal Agent, as applicable. Neither the Trustee nor the Fiscal Agent shall have responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or to record this Agreement. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate "to the extent permitted by applicable law," the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect that such payment is not permitted by applicable law.

     SECTION 8.04. Trustee May Own Certificates.

     The Trustee, the Fiscal Agent and any agent of the Trustee or Fiscal Agent in its individual capacity or any other capacity may become the owner or pledgee of Certificates, and may deal with the Seller and the Master Servicer in banking transactions, with the same rights it would have if it were not Trustee, Fiscal Agent or such agent; provided, however, that the Trustee may not be a Holder or Beneficial Owner of the Class M Certificates; and, provided further, that in the event the Trustee owns any other Certificates and also is the direct or indirect holder of any Affiliate Loan in its individual capacity, the Certificates held by the Trustee shall not be considered to be outstanding for purposes of any vote of Certificateholders required hereunder with respect to the Mortgage Loan relating to such Affiliate Loan.

     SECTION 8.05. Payment of Trustee Fees and Expenses; Indemnification.

     (a) The  Trustee  or any  successor  Trustee  shall  be  entitled,  on each
Distribution Date, to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, which Trustee Fee shall be paid to the Trustee prior to the distribution on such Distribution Date of amounts to the
Certificateholders. In the event that the Trustee assumes the servicing responsibilities of the Master Servicer or the Special Servicer hereunder pursuant to or otherwise arising from the resignation or removal of the Master Servicer or the Special Servicer, the Trustee shall be entitled to the compensation to which the Master Servicer or the Special Servicer, as the case may be, would have been entitled.

     (b) The Trustee and the Fiscal Agent shall each be paid or reimbursed by the Trust Fund upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Fiscal Agent pursuant to and in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) to the extent such payments are "unanticipated expenses" as described in clause (d) below, except any such expense, disbursement or advance as may arise from its negligence or bad faith; provided, however, that, subject to the last paragraph of Section 8.01, neither the Trustee nor the Fiscal Agent shall refuse to perform any of its duties hereunder solely as a result of the failure to be paid the Trustee Fee and the Trustee's expenses or any sums due to the Fiscal Agent.

     The Master Servicer and the Special Servicer covenant and agree to pay or reimburse the Trustee for the reasonable out-of-pocket expenses incurred or made by the Trustee in connection with any transfer of the servicing responsibilities of the Master Servicer or the Special Servicer, respectively, hereunder, pursuant to or otherwise arising from the resignation or removal of the Master Servicer or the Special Servicer, in accordance with any of the provisions of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee.

     (c) Each of the Paying Agent, the Certificate Registrar, the Custodian, the Seller, the Master Servicer and the Special Servicer (each, an "Indemnifying Party") shall indemnify the Trustee and the Fiscal Agent and their respective Affiliates and each of the directors, officers, employees and agents of the Trustee, the Fiscal Agent and their respective Affiliates (each, an "Indemnified Party"), and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain in connection with this Agreement (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) related to each such Indemnifying Party's respective willful misconduct, bad faith, fraud and/or negligence in the performance of each of its respective duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder (including in the case of the Master Servicer, any agent of the Master Servicer or sub-Master Servicer).

     (d) The Trust Fund shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or unanticipated expenses (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) arising in respect of this Agreement or the Certificates, in each case to the extent and only to the extent, such payments are expressly reimbursable under this Agreement, or are unanticipated expenses (as defined below), other than (i) those resulting from the negligence, fraud, bad faith or willful misconduct of the Indemnified Party and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to Section 8.05(c). The term "unanticipated expenses" shall include any fees, expenses and disbursement of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date, and the losses, liabilities, damages, claims or incremental expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with (i) a default under any Mortgage Loan and (ii) any litigation arising out of this Agreement, including, without limitation, under Section 2.03, Section 3.10, the third paragraph of Section 3.11, Section 4.05 and Section 7.01. The right of reimbursement of the Indemnified Parties under this Section 8.05(d) shall be senior to the rights of all Certificateholders.

     (e) Notwithstanding anything herein to the contrary, this Section 8.05 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee or the Fiscal Agent, as the case may be, as regards rights accrued prior to such resignation or removal and (with respect to any acts or omissions during their respective tenures) the resignation, removal or termination of the Master Servicer, the Special Servicer, the Paying Agent, the Certificate Registrar or the Custodian.

     (f) This Section 8.05 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any environmental law or environmental matter.


     SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 and a rating on its unsecured long-term debt of at least "BBB" by Fitch and DCR and "Baa2" by Moody's (or at any time when there is no Fiscal Agent appointed and acting hereunder or any such Fiscal Agent so appointed has a rating on its long-term unsecured debt that is lower than "AA" by Fitch and DCR, "Aa2" by Moody's the rating on the unsecured long term debt of the Trustee must be at least "AA" by Fitch and DCR, and "Aa2" by Moody's, or meet different standards provided that each Rating Agency shall have confirmed in writing that such different standards would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Master Servicer (except during any period when the Trustee has assumed the duties of the Master Servicer pursuant to Section 7.02); provided that, notwithstanding that the long-term unsecured debt of LaSalle National Bank and ABN AMRO Bank N.V. are not rated by Fitch and DCR, LaSalle National Bank shall not fail to qualify as Trustee solely by virtue of the lack of such ratings until such time as either Fitch or DCR shall notify the Trustee, the Master Servicer and the Special Servicer in writing that LaSalle National Bank is no longer exempt from the foregoing rating requirements imposed by this sentence. If a corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event that the place of business from which the Trustee administers the Trust Fund is a state or local jurisdiction that imposes a tax on the Trust Fund or the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions) the Trustee shall elect either to (i) resign immediately in the manner and with the effect specified in Section 8.07, (ii) pay such tax from its own funds and continue as Trustee or (iii) administer the Trust Fund from a state and local jurisdiction that does not impose such a tax. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.


     SECTION 8.07. Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Master Servicer and each Rating Agency. Upon such notice of resignation, the Fiscal Agent shall also be deemed to have been removed and, accordingly, the Master Servicer shall promptly appoint a successor Trustee, the appointment of which would not, as evidenced in writing, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, and a successor Fiscal Agent (if necessary to satisfy the requirements contained in Section 8.06), the appointment of which, if the successor Trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, would not, as evidenced in writing, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee, with a copy to the Fiscal Agent deemed removed, and the successor Trustee and successor Fiscal Agent. If no successor Trustee and successor Fiscal Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee and the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Trustee and successor Fiscal Agent.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Seller or Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or upon a confirmation in writing by any Rating Agency that not terminating the Trustee, or the Fiscal Agent, as applicable, would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn or downgraded, then the Seller may remove the Trustee and the Fiscal Agent and promptly appoint a successor Trustee and successor Fiscal Agent by written instrument, which shall be delivered to the Trustee and the Fiscal Agent so removed and to the successor Trustee and the successor Fiscal Agent. The Holders of Certificates entitled to at least 50% of the Voting Rights of all of the Certificates may at any time remove the Trustee and the Fiscal Agent (and any removal of the Trustee shall be deemed to be a removal also of the Fiscal Agent) and appoint a successor Trustee and, if necessary, successor Fiscal Agent by written instrument or instruments, in seven originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Master Servicer, one complete set to the Trustee so removed, one complete set to the Fiscal Agent deemed removed, one complete set to the successor Trustee so appointed and one complete set to any successor Fiscal Agent so appointed.

     In the event of removal of the Trustee, the Fiscal Agent shall be deemed to have been removed.

     In the event that the Trustee or Fiscal Agent is terminated or removed pursuant to this Section 8.07, all of its rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on all such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination or removal).

     Any resignation or removal of the Trustee and Fiscal Agent and appointment of a successor Trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, a successor Fiscal Agent pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee and, if necessary, successor Fiscal Agent as provided in Section 8.08.


     SECTION 8.08. Successor Trustee and Fiscal Agent.

     (a) Any successor Trustee and any successor Fiscal Agent appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Seller, the Master Servicer and to the predecessor Trustee and predecessor Fiscal Agent, as the case may be, instruments accepting their appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee and predecessor Fiscal Agent shall become effective and such successor Trustee and successor Fiscal Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee or Fiscal Agent herein, provided that the appointment of such successor Trustee and successor Fiscal Agent shall not, as evidenced in writing by each Rating Agency, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder, and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of
Section 8.06.

     The Fiscal Agent may not resign except in the event of the resignation or removal of the Trustee, upon determination that it may no longer perform such obligations and duties under applicable law, upon written confirmation from the Rating Agencies that such resignation, without the appointment of a successor Fiscal Agent, will not in and of itself result in a downgrade qualification or withdrawal of the then current rating of any Class of Certificates. Any such determination is required to be evidenced by an opinion of counsel to such effect delivered to the Seller and the Trustee. No resignation or removal of the Fiscal Agent shall become effective until a successor fiscal agent acceptable to each Rating Agency, as evidenced in writing (which may be Trustee) shall have assumed the Fiscal Agent's obligations and duties under this Agreement.

     Upon  acceptance of appointment by a successor  Trustee as provided in this
Section 8.08, the Seller shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Seller.

     (b) Any successor Trustee or Fiscal Agent appointed pursuant to this Agreement shall satisfy the eligibility requirements set forth in Section 8.06 hereof.


     SECTION 8.09. Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


     SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Seller shall not be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities, obligations and liabilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

     No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Seller and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, or if the separate trustee or co-trustee is an employee of the Trustee, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. In no event shall any such separate trustee or co-trustee be entitled to any provision relating to the conduct of, affecting the liability of, or affording protection to, such separate trustee or co-trustee that imposes a standard of conduct less stringent than that imposed on the Trustee hereunder, affording greater protection than that afforded to the Trustee hereunder or providing a greater limit on liability than that provided to the Trustee hereunder.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


     SECTION 8.11. Fiscal Agent Appointed; Concerning the Fiscal Agent.

     (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent hereunder. The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth hereunder.

     (b) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent failure to act or its own willful misfeasance or for a breach of a representation or warranty contained herein; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Agreement, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Seller, the Master Servicer, the Special Servicer or the Trustee and which on their face do not contradict the requirements of this Agreement, and (ii) the provisions of clause
(ii) of Section 8.01(c) shall apply to the Fiscal Agent.

                                   ARTICLE IX

                  TERMINATION; OPTIONAL MORTGAGE LOAN PURCHASE


     SECTION 9.01. Termination; Optional Mortgage Loan Purchase.

     (a) The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

     (b) The Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC shall be terminated and the assets of the Trust Fund with respect to the Trust REMICs shall be sold or otherwise disposed of in connection therewith, only pursuant to a "plan of complete liquidation" within the meaning of Code Section 860F(a)(4)(A) providing for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given and requiring that the assets of each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC shall be sold for cash and that each such REMIC shall terminate on a Distribution Date occurring not more than 90 days following the date of adoption of the plan of complete liquidation. For purposes of this Section 9.01(b), the Notice of Termination given pursuant to Section 9.01(c) shall constitute the adoption of the plan of complete liquidation as of the date such notice is given, which date shall be specified by the Master Servicer in the final federal income tax returns of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC. Notwithstanding the termination of the REMICs or the Trust Fund, the Trustee shall be responsible for filing the final Tax Returns for the REMICs and applicable income tax or information returns for the Grantor Trust for the period ending with such termination, and shall maintain books and records with respect to the REMICs and the Grantor Trust for the period for which it maintains its own tax returns or other reasonable period.

     (c) The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)     the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted hereby with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.01(c) shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to this subsection (c).

     Any Mortgage Loan purchased under the circumstances described in this subsection (c) will be purchased subject to a continuing right of (i) the holders of the Class Q Certificates to receive from the purchaser(s), from time to time, payments corresponding to Default Interest with respect to such Mortgage Loan and (ii) the holders of the Classes of Certificates entitled to receive the Excess Interest with respect to such Mortgage Loan, as specified in
Section 2.06(b), to receive from the purchaser(s), from time to time, payments corresponding to Excess Interest with respect to such Mortgage Loan.

     (d) If the Trust Fund has not been previously terminated pursuant to subsection (c) of this Section 9.01, the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates, based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Regular Certificates, and to the Trustee in respect of the Lower-Tier Regular Interests and the Middle-Tier Regular Interests, notwithstanding that such distribution may be insufficient to distribute in full an amount equal to the remaining Certificate Principal Amount of each such Certificate, Lower-Tier Regular Interest or Middle-Tier Regular Interest, together with amounts required to be distributed on such Distribution Date pursuant to Section 4.01 or (ii) if no such Regular Certificates are then outstanding, to the Holders of the Class LR Certificates of any amount remaining in the Collection Account or the Lower-Tier Distribution Account, to the Holders of the Class MR Certificates of any amount remaining in the Middle-Tier Distribution Account, and to the Holders of the Class R Certificates of any amount remaining in the Upper-Tier Distribution Account, in either case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.18 of the last asset held by the Trust Fund and (iii) to the holders of the Class Q Certificates, of any amount remaining in the Class Q Distribution Account to the holders of Certificates entitled to receive Excess Interest, as provided in
Section 2.06(b), of any amount remaining in the Excess Interest Distribution Account and to the holders of the Class M Certificates, of any amount remaining in the Class M Distribution Account.

     (e) Notice of any  termination  of the Trust Fund  pursuant to this Section
9.01 shall be mailed by the Trustee to affected Certificateholders with a copy to the Master Servicer and each Rating Agency at their addresses shown in the Certificate Registrar as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

        (i)     specify  the  Anticipated  Termination  Date on which  the final
                distribution   is   anticipated   to  be  made  to   Holders  of
                Certificates of the Classes specified therein;

        (ii)    specify the amount of any such final distribution, if known; and

        (iii) state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Paying Agent therein specified.

     If the Trust Fund is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

     (f) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

                                    ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION 10.01. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


     SECTION 10.02. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing Percentage Interests of at least 25% of each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.


     SECTION 10.03. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


     SECTION 10.04. Notices.

     All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (except that notices to Holders of Class M, Class Q, Class R, Class MR and Class LR Certificates or Holders of any Class of Certificates no longer held through a Depository and instead held in registered, definitive form shall be deemed to have been given upon being sent by first class mail, postage prepaid) as follows:

                  If to the Trustee, to:

                           LaSalle National Bank
                           135 South LaSalle Street
                           Chicago, Illinois 60674-4107
                           Attention: Asset-Backed Securities
                           Trust Services Group, GS Mortgage
                           Securities Corporation II,
                           Series  1997-GL I

                  If to the Fiscal Agent, to:

                           ABN AMRO Bank, N.V.
                           c/o LaSalle National Bank
                           135 South LaSalle Street
                           Chicago, IL 60674-4107
                           Attention: Asset-Backed Securities
                           Trust Services Group, Series 1997-GL I

                  If to the Seller, to:

                           GS Mortgage Securities Corporation II
                           85 Broad Street
                           New York, New York 10004
                           Attention:  Marvin J. Kabatznick
                           With a copy to:  Jay Strauss

                  If to the Master Servicer or the Special Servicer, to:

                           GMAC Commercial Mortgage Corporation
                           650 Dresher Road
                           Horsham, Pennsylvania  19044
                           Attn:  Servicing Manager

                  With a copy to:

                           General Counsel

                  If AMRESCO Management, Inc. to:

                           AMRESCO Management, Inc.
                           700 North Pearl Street,
                           Suite 2400
                           Dallas, Texas  75201
                           Attn:  Michael Carp

                  If to the Underwriter, to:

                           Goldman, Sachs & Co.
                           85 Broad Street
                           New York, New York  10004
                           Attn: Neal B. Donohoe and J. Theodore Borter With a copy to: Jay Strauss

                  If to any Certificateholder, to:

                           the address set forth in the
                           Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto.


     SECTION 10.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.


     SECTION 10.06. Notice to the Seller and Each Rating Agency.

     (a) The Trustee shall use its best efforts to promptly provide notice to the Seller and each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

        (i)     any material change or amendment to this Agreement;

        (ii)    the occurrence of any Event of Default that has not been cured;

        (iii) the merger, consolidation, resignation or termination of the Master Servicer, Special Servicer, the Trustee or Fiscal Agent;

        (iv)    the repurchase of Mortgage Loans pursuant to Section 2.03(c);

        (v)     the final payment to any Class of Certificateholders;

        (vi) any change in the location of the Collection Account, the Lower-Tier Distribution Account, the Middle-Tier Distribution Account or the Upper-Tier Distribution Account;

        (vii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Master Servicer;

        (viii)  any change in the lien priority of a Mortgage Loan;

        (ix) any new lease of an anchor or a termination of an anchor lease at a retail Mortgaged Property; and

        (x)     any material damage to a Mortgaged Property.

     (b) The Master Servicer (or the Trustee with respect to item (iv) below) shall promptly furnish to each Rating Agency copies of the following:

        (i)     each of its annual  statements  as to  compliance  described  in
                Section 3.14;

        (ii) each of its annual independent public accountants' servicing reports described in Section 3.15;

        (iii) a copy of each operating and other financial statements, rent rolls, occupancy reports, and sales reports to the extent such information is required to be delivered under a Mortgage Loan, in each case to the extent collected pursuant to Section 3.03;

        (iv)    each report to Certificateholders  described in Section 4.02 and
                Section 3.20 and any Special Event Report  prepared  pursuant to
                Section 3.20(b);

        (v)     each   inspection   report   prepared  in  connection  with  any
                inspection conducted pursuant to Section 3.19(a); and

        (vi) any financial reports (including, audited annual financials, balance sheets and profit/loss statements and quarterly unaudited financial statements or similar information) received by the Master Servicer with respect to the Montehiedra Partner Borrowers or Vornado Realty L.P.

     (c) The Master Servicer shall furnish each Rating Agency with such information with respect to the Trust Fund, any Mortgaged Property, a Borrower and a non-performing or Specially Serviced Mortgage Loan as such Rating Agency shall reasonably request and which the Master Servicer can reasonably obtain. The Rating Agencies shall not be charged any fee or expense in connection therewith.

     (d) Notices to each Rating Agency shall be addressed as follows:

                          Fitch Investors Service, L.P.
                          One State Street Plaza, 31st Floor
                          New York, New York 10004
                          Attention: Commercial Mortgage Surveillance

                          Duff & Phelps Credit Rating Co.
                          55 E. Monroe Street, 35th Floor
                          Chicago, Illinois 60603
                          Attention: Structured Finance Commercial
                          Real Estate Monitoring

                          Moody's Investor Services, Inc.
                          99 Church Street
                          New York, New York 10007
                          Attention: Managing Director

or in each case to such other address as any Rating Agency shall specify by written notice to the parties hereto.


     SECTION 10.07. Amendment.

     This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions herein or therein that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, (v) to amend or supplement any provisions therein to the extent necessary or desirable to maintain the ratings assigned to each of the Classes of Certificates by each Rating Agency or (vi) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor
Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates representing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under this Agreement, without the consent of the Holders of all Certificates representing all of the Percentage Interest of the Class or Classes affected hereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section hereof which relates to the amendment of this Agreement without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     In the event that neither the Seller nor any successor thereto, if any, is in existence, any amendment under this Section 10.07 shall be effective with the consent of the Trustee, the Fiscal Agent, and the Master Servicer, in writing, and to the extent required by this Section, the Certificateholders. Promptly after the execution of any amendment, the Master Servicer shall forward to the Trustee and the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section 10.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The method of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided, however, that such method shall always be by affirmation and in writing.

     Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement or any Custodial Agreement unless, if requested by the Master Servicer and/or the Trustee, the Master Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i) or (ii) of the first sentence of this Section, then at the expense of the Trust Fund), to the effect that such amendment will not cause any of the Upper-Tier REMIC, the Middle-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, will not cause a tax to be imposed on the Trust Fund under the REMIC Provisions (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property) and will not cause the Grantor Trust to fail to qualify as a grantor trust. Prior to the execution of any amendment to this Agreement or any Custodial Agreement, the Trustee, the Fiscal Agent, the Special Servicer and the Master Servicer may request and shall be entitled to rely conclusively upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause
(i), (ii), (iii) or (v) (which do not modify or otherwise relate solely to the obligations, duties or rights of the Trustee) of the first sentence of this Section, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Fiscal Agent may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Fiscal Agent's own rights, duties or immunities under this Agreement.


     SECTION 10.08. Confirmation of Intent.

     It is the express intent of the parties hereto that the conveyance of the Trust Fund (including the Mortgage Loans and the Montehiedra Partner Loans) by the Seller to the Trustee on behalf of Certificateholders as contemplated by this Agreement and the sale by the Seller of the Certificates be, and be treated for all purposes as, a sale by the Seller of the undivided portion of the beneficial interest in the Trust Fund represented by the Certificates. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to continue to be property of the Seller then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Trust Fund provided for herein shall be deemed to be a grant by the Seller to the Trustee on behalf of Certificateholders of a first priority security interest in all of the Seller's right, title and interest in and to the Trust Fund and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account, Lower-Tier Distribution Account, Middle-Tier Distribution Account, Upper-Tier Distribution Account, Class Q Distribution Account, Excess Interest Distribution Account and Class M Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee (or the Custodian on its behalf) of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Delaware and Illinois Uniform Commercial Code; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller shall, and upon the request of the Master Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust
Fund), take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. It is the intent of the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned.


     SECTION 10.09. No Intended Third-Party Beneficiaries.

     No Person other than a party to this Agreement and any Certificateholder shall have any rights with respect to the enforcement of any of the rights or obligations hereunder.

     Without limiting the foregoing, the parties to this Agreement specifically state that no Borrower, property manager or other party to a Mortgage Loan is an intended third-party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the Seller, the Master Servicer, each Special Servicer, the Trustee and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                        GS MORTGAGE SECURITIES
                                              CORPORATION II,
                                              as Seller

                                        By: /s/ Marvin Kabatznick
                                        Name: Marvin Kabatznick
                                        Title: Chief Executive Officer

                                        GMAC COMMERCIAL MORTGAGE
                                              CORPORATION,
                                              as Master Servicer and as Special
                                              Servicer

                                        By: /s/ Kathryn Marquardt
                                        Name: Kathryn Marquardt
                                        Title: Senior Vice President

                                        AMRESCO MANAGEMENT, INC.,
                                              as Special Servicer

                                        By: /s/ Henry B. Garmon
                                        Name: Henry B. Garmon
                                        Title: Senior Vice President

                                        LASALLE NATIONAL BANK,
                                              as Trustee, Custodian, Certificate
                                              Registrar

                                        By: /s/ Russell M. Goldenberg
                                        Name: Russell M. Goldenberg
                                        Title: Senior Vice President

                                          ABN AMRO BANK N.V.,
                                                as Fiscal Agent of the Trustee


                                         By: /s/ Mary C. Casey
                                         Name: Mary C. Casey
                                         Title: Vice President

STATE OF NEW YORK )

                        )ss:

COUNTY OF NEW YORK )

     On this _____ day of _________, 1997, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared ________________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he resides at ________________________;
that         she        is         the         Vice         President         of
________________________________________________,  a Delaware  corporation,  the corporation described in and that executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.




                                        NOTARY PUBLIC in and for the
                                        State of New York.
                                        My Commission expires:

                                        (stamp)

                                        (seal)

This instrument prepared by:

STATE OF CALIFORNIA )

                         )ss:

COUNTY OF ORANGE )

     On this ____ day of _______, 1997, before me, the undersigned, a Notary Public in and for the State of _________________, duly commissioned and sworn, personally appeared ___________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she resides ________________________; is the Assistant Secretary of GMAC Commercial Mortgage Corporation, the corporation described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.




                                           NOTARY PUBLIC in and for the
                                           State of _____________.
                                           My Commission expires:

                                           (stamp)

                                           (seal)

This instrument prepared by:

STATE OF CALIFORNIA )

                            )ss:

COUNTY OF ORANGE )

     On this ______ day of _______, 1997, before me, the undersigned, a Notary Public in and for the State of _____________, duly commissioned and sworn, personally appeared ___________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she resides at ______________________________; is the Vice President of GMAC Commercial Mortgage Corporation, the corporation described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.




                                           NOTARY PUBLIC in and for the
                                           State of _____________.
                                           My Commission expires:

                                           (stamp)

                                           (seal)

This instrument prepared by:

STATE OF NEW YORK )

                            )ss:

COUNTY OF NEW YORK )

     On this __th day of _________, 1997, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared ______________, to me known who, by me duly sworn, did depose and acknowledge before me and say that she resides at 135 South La Salle, Chicago, Illinois; that she is an Assistant Vice President of LASALLE NATIONAL BANK, a nationally chartered bank, the corporation described in and that executed the foregoing instrument; and that she signed her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.




                                          NOTARY PUBLIC in and for the
                                          State of New York.
                                          My Commission expires:

                                          (stamp)

                                          (seal)

This instrument prepared by:

STATE OF ______________ )

                              )ss:

COUNTY OF _________ )

     On the __th day of _________, 1997, before me, ___________, a Notary Public in and for said State, personally appeared ___________, Vice President, and ___________, Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the persons acted executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                     NOTARY PUBLIC

                                                     My Commission expires:

                                                     (stamp)

                                                     (seal)

This instrument prepared by:

                                   EXHIBIT A-1

                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 1997-GL I, CLASS A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS A-1

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                     Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                            Scheduled Final
Certificate Principal Amount of the          Distribution Date: July 2027
Class A-1 Certificates:
$50,000,000

CUSIP:  36228CAJ2                            Initial Certificate Principal
                                             Amount of this Certificate:
ISIN:  US-36228CAJ2-7                        $50,000,000

Common Code:  7938217

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class A-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-1 Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to the Class A-1 Certificates is the period commencing on and including the Distribution Date in the month preceding the month in which such Distribution Date occurs (or August 14 in the case of the initial Interest Accrual Period) and ending on and including the day immediately preceding such Distribution Date.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be, with respect to the Class A-1 Certificates, the close of business on the 10th day of the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates; or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)     the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-1 Certificate to be duly executed.

Dated: August 14, 1997


                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:______________________________________
                                Authorized Officer


                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-1 Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:_______________________________________
                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________
______________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-1 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-1 Certificate of the entire Percentage Interest represented by the within Class A-1 Certificates to the above-named Assignee(s) and to deliver such Class A-1 Certificate to the following address:



Date: _________________        ________________________________________________
                               Signature by or on behalf of
                               Assignor(s)

                               ------------------------------------------------
                               Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to      __________________________      for     the     account     of
__________________________ account number


     This   information  is  provided  by   ______________________________   the
Assignee(s) named above, or  ____________________________________ as its (their)
agent.

                                By:____________________________________________



                                -----------------------------------------------
                                [Please print or type name(s)]


                                -----------------------------------------------
                                Title:


                                -----------------------------------------------
                                Taxpayer Identification Number

                                   EXHIBIT A-2

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2A

Pass-Through Rate:  6.94%

First Distribution Date:                     Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                            Scheduled Final
Certificate Principal Amount of the          Distribution Date: July 2027
Class A-2A Certificates:
$131,100,000

CUSIP:  36228CAK9                            Initial Certificate Principal
                                             Amount of this Certificate:
ISIN:  US-36228CAK9-9                        $131,100,000

Common Code:  7938306

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2A Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class A-2A Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2A Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-2A Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee


                                By:____________________________________________
                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-2A Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                                By:____________________________________________
                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-2A Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-2A Certificate of the entire Percentage Interest represented by the within Class A-2A Certificates to the above-named Assignee(s) and to deliver such Class A-2A Certificate to the following address:



Date: _________________        ________________________________________________
                               Signature by or on behalf of
                               Assignor(s)

                               ------------------------------------------------
                               Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ___________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                By:
                                _______________________________________________


                                -----------------------------------------------
                                [Please print or type name(s)]


                                -----------------------------------------------
                                Title:


                                -----------------------------------------------
                                Taxpayer Identification Number

                                   EXHIBIT A-3

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2B

Pass-Through Rate:  6.86%

First Distribution Date:                Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                       Scheduled Final
Certificate Principal Amount of the     Distribution Date: July 2027
Class A-2B Certificates:
$240,900,000

CUSIP:  36228CAL7                       Initial Certificate Principal
                                        Amount of this Certificate:
ISIN:  US-36228CAL7-2                   $240,900,000

Common Code:  7938551

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2B Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class A-2B Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2B Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-2B Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee


                                By:____________________________________________
                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-2B Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                                By:____________________________________________
                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-2B Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-2B Certificate of the entire Percentage Interest represented by the within Class A-2B Certificates to the above-named Assignee(s) and to deliver such Class A-2B Certificate to the following address:



Date: _________________         _______________________________________________
                                Signature by or on behalf of
                                Assignor(s)

                                -----------------------------------------------
                                Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ____________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                By:____________________________________________


                                -----------------------------------------------
                                [Please print or type name(s)]


                                -----------------------------------------------
                                Title:


                                -----------------------------------------------
                                Taxpayer Identification Number

                                   EXHIBIT A-4

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2C

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2C

Pass-Through Rate:  6.930%

First Distribution Date:                  Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                         Scheduled Final
Certificate Principal Amount of the       Distribution Date: July 2027
Class A-2C Certificates:
$30,000,000

CUSIP:  36228CAM5                         Initial Certificate Principal
                                          Amount of this Certificate:
ISIN:  US-36228CAM5-5                     $30,000,000

Common Code:  7938632

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2C Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class A-2C Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2C Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-2C Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee


                                By:____________________________________________
                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-2C Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                                By:____________________________________________
                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-2C Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-2C Certificate of the entire Percentage Interest represented by the within Class A-2C Certificates to the above-named Assignee(s) and to deliver such Class A-2C Certificate to the following address:



Date: _________________            ____________________________________________
                                   Signature by or on behalf of
                                   Assignor(s)

                                   --------------------------------------------
                                   Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                By:____________________________________________


                                -----------------------------------------------
                                [Please print or type name(s)]


                                -----------------------------------------------
                                Title:


                                -----------------------------------------------
                                Taxpayer Identification Number

                                   EXHIBIT A-5

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2D

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS A-2D

Pass-Through Rate:  6.940%

First Distribution Date:                     Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                            Scheduled Final
Certificate Principal Amount of the          Distribution Date: July 2027
Class A-2D Certificates:
$222,190,000

CUSIP:  36228CAN3                            Initial Certificate Principal
                                             Amount of this Certificate:
ISIN:  US-36228CAN3-9                        $222,190,000

Common Code:  7938683

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2D Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class A-2D Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2D Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or the Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-2D Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee


                                By:____________________________________________
                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-2D Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                                By:____________________________________________
                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-2D Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-2D Certificate of the entire Percentage Interest represented by the within Class A-2D Certificates to the above-named Assignee(s) and to deliver such Class A-2D Certificate to the following address:


Date: _________________               _________________________________________
                                      Signature by or on behalf of
                                      Assignor(s)

                                      -----------------------------------------
                                      Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ___________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                By:
                                _______________________________________________


                                -----------------------------------------------
                                [Please print or type name(s)]


                                -----------------------------------------------
                                Title:


                                -----------------------------------------------
                                Taxpayer Identification Number

                                   EXHIBIT A-6

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS X-1A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THE HOLDERS OF THIS X-1A CERTIFICATE WILL BE ENTITLED ONLY TO DISTRIBUTIONS OF INTEREST ON THE NOTIONAL AMOUNT OF THE CLASS X-1A CERTIFICATES AND WILL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THE CLASS X-1A CERTIFICATES IS EQUAL TO THE AGGREGATE STATED PRINCIPAL BALANCE OF THE GROUP 1 COMPONENTS AS SET FORTH IN THE POOLING AGREEMENT REFERRED TO BELOW.
ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CLASS X-1A CERTIFICATE IS ISSUED ON AUGUST 14, 1997, AT AN ISSUE PRICE OF 1.67126% OF THE INITIAL CLASS X-1A NOTIONAL AMOUNT, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED AUGUST 7, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1, CLASS A-2A, CLASS A-2B, CLASS A-2C, CLASS A-2D, CLASS X-1A, CLASS X-2, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES) USED TO PRICE THIS CERTIFICATE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL CLASS X-1A NOTIONAL AMOUNT IS APPROXIMATELY 0.189600%; AND (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 7.30%. THERE IS NO SHORT FIRST ACCRUAL PERIOD.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS X-1A

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                  Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                         Scheduled Final
Notional Amount of the                    Distribution Date: July 2027
Class X-1A Certificates:
$50,000,000

CUSIP:  36228CAX1                         Initial Notional
                                          Amount of this Certificate:
                                          $50,000,000

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class X-1A Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class X-1A Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X-1A Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class X-1A Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:_______________________________
                                   Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class X-1A Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:_______________________________
                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ____________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class X-1A Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class X-1A Certificate of the entire Percentage Interest represented by the within Class X-1A Certificates to the above-named Assignee(s) and to deliver such Class X-1A Certificate to the following address:

Date: _________________          _____________________________________________
                                 Signature by or on behalf of
                                 Assignor(s)

                                 ---------------------------------------------
                                 Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________


     Distributions, if being made by wire transfer in immediately available funds to ____________________ for the account of ____________________ account number ____________________________.

     This   information   is   provided  by   ____________________________   the
Assignee(s) named above, or  ________________________________________________ as
its (their) agent.

                                     By:  _____________________________________
                                          [Please print or type name(s)]

                                          -------------------------------------
                                          Title:

                                          -------------------------------------
                                          Taxpayer Identification Number

                                   EXHIBIT A-7

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS X-1B

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THE HOLDERS OF THIS X-1B CERTIFICATE WILL BE ENTITLED ONLY TO DISTRIBUTIONS OF INTEREST ON THE NOTIONAL AMOUNT OF THE CLASS X-1B CERTIFICATES AND WILL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THE CLASS X-1B CERTIFICATES IS EQUAL TO THE AGGREGATE STATED PRINCIPAL BALANCE OF THE GROUP 1 COMPONENTS AS SET FORTH IN THE POOLING AGREEMENT REFERRED TO BELOW.
ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CLASS X-1B CERTIFICATE IS ISSUED ON AUGUST 14, 1997, AT AN ISSUE PRICE OF 0.04324% OF THE INITIAL CLASS X-1B NOTIONAL AMOUNT AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED AUGUST 7, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1, CLASS A-2A, CLASS A-2B, CLASS A-2C, CLASS A-2D, CLASS X-1A, CLASS X-2, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES) USED TO PRICE THIS
CERTIFICATE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL CLASS X-1B NOTIONAL AMOUNT IS APPROXIMATELY 0.010960%; AND (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 10.76%. THERE IS NO SHORT FIRST ACCRUAL PERIOD.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 1997-GL I, CLASS X-1B

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                   Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                          Scheduled Final
Notional Amount of the                     Distribution Date: July 2027
Class X-1B Certificates:
$50,000,000

                                           Initial Notional
                                           Amount of this Certificate:
No.:  1                                    $50,000,000

     This certifies that Goldman, Sachs & Co. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class X-1B Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class X-1B Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X-1B Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class X-1B Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class X-1B Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ____________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class X-1B Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class X-1B Certificate of the entire Percentage Interest represented by the within Class X-1B Certificates to the above-named Assignee(s) and to deliver such Class X-1B Certificate to the following address:



Date: _________________             ___________________________________________
                                    Signature by or on behalf of
                                    Assignor(s)

                                    -------------------------------------------
                                    Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________

     Distributions, if being made by wire transfer in immediately available funds to ____________________ for the account of ____________________ account number ____________________________.

     This   information   is   provided  by   ____________________________   the
Assignee(s) named above, or  ________________________________________________ as
its (their) agent.

                                      By:  ____________________________________
                                           [Please print or type name(s)]

                                           ------------------------------------
                                           Title:

                                           ------------------------------------
                                           Taxpayer Identification Number

                                   EXHIBIT A-8

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS X-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THE HOLDERS OF THIS X-2 CERTIFICATE WILL BE ENTITLED ONLY TO DISTRIBUTIONS OF INTEREST ON THE NOTIONAL AMOUNT OF THE CLASS X-2 CERTIFICATES AND WILL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THE CLASS X-2 CERTIFICATES IS EQUAL TO THE AGGREGATE CERTIFICATE PRINCIPAL AMOUNTS OF THE CLASS A-2A, CLASS A-2B, CLASS A-2C, CLASS A-2D, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G AS SET FORTH IN THE POOLING AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS
CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

IN ADDITION, DISTRIBUTIONS OF INTEREST WITH RESPECT TO THE CLASS X-2 CERTIFICATES THAT ARE ATTRIBUTABLE TO THE NOTIONAL REDUCTIONS IN CERTIFICATE PRINCIPAL AMOUNTS DUE TO THE ALLOCATION OF APPRAISAL REDUCTION AMOUNTS TO THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES WILL BE PAYABLE AT A LOWER PRIORITY THAN THE PRIORITY OTHERWISE IN EFFECT FOR DISTRIBUTION OF INTEREST WITH RESPECT TO THE CLASS X-2 CERTIFICATES.

THIS CLASS X-2 CERTIFICATE IS ISSUED ON AUGUST 14, 1997, AT AN ISSUE PRICE OF 5.49984% OF THE INITIAL CLASS X-2 NOTIONAL AMOUNT, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THE PASS-THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH THE A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED AUGUST 7, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1, CLASS A-2A, CLASS A-2B, CLASS A-2C, CLASS A-2D, CLASS X-1A, CLASS X-2, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES) USED TO PRICE THIS CERTIFICATE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL CLASS X-2 NOTIONAL AMOUNT IS APPROXIMATELY 1.943716%; AND (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 7.55%. THERE IS NO SHORT FIRST ACCRUAL PERIOD.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS X-2

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                    Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                           Scheduled Final
Notional Amount of the                      Distribution Date: July 2027
Class X-2 Certificates:
$892,890,000

CUSIP:  36228CAY9                           Initial Notional
                                            Amount of this Certificate:
                                            $250,000,000

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class X-2 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class X-2 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X-2 Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class X-2 Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This is one of the Class X-2 Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ____________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class X-2 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class X-2 Certificate of the entire Percentage Interest represented by the within Class X-2 Certificates to the above-named Assignee(s) and to deliver such Class X-2 Certificate to the following address:



Date: _________________           _____________________________________________
                                  Signature by or on behalf of
                                  Assignor(s)

                                  ---------------------------------------------
                                  Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________

     Distributions, if being made by wire transfer in immediately available funds to ____________________ for the account of ____________________ account number ____________________________.

     This   information   is   provided  by   ____________________________   the
Assignee(s) named above, or  ________________________________________________ as
its (their) agent.

                                     By:  ____________________________________
                                          [Please print or type name(s)]

                                          ------------------------------------
                                          Title:

                                          ------------------------------------
                                          Taxpayer Identification Number

                                   EXHIBIT A-9

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS B CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS B

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                      Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                             Scheduled Final
Certificate Principal Amount of the           Distribution Date: July 2027
Class B Certificates:
$78,160,000

CUSIP:  36228CAP8                             Initial Certificate Principal
                                              Amount of this Certificate:
ISIN:  US-36228CAP8-6                         $78,160,000

Common Code:  7938691

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class B Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class B Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee


                                By: ______________________________
                                    Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  B  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class B Certificate of the entire Percentage Interest represented by the within Class B Certificates to the above-named Assignee(s) and to deliver such Class B Certificate to the following address:


Date: _________________              __________________________________________
                                     Signature by or on behalf of
                                     Assignor(s)

                                     ------------------------------------------
                                     Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                   By:  ______________________________________

                                        --------------------------------------
                                        [Please print or type name(s)]

                                        --------------------------------------
                                        Title:

                                        --------------------------------------
                                        Taxpayer Identification Number

                                  EXHIBIT A-10

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS C

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS C CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS C

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                         Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                                Scheduled Final
Certificate Principal Amount of the              Distribution Date: July 2027
Class C Certificates:
$14,660,000

CUSIP:  36228CAQ6                                Initial Certificate Principal
                                                 Amount of this Certificate:
ISIN:  US-36228CAQ6-9                            $14,660,000

Common Code:  7938705

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class C Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class C Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class C Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class C Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer





                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  C  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class C Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class C Certificate of the entire Percentage Interest represented by the within Class C Certificates to the above-named Assignee(s) and to deliver such Class C Certificate to the following address:



Date: _________________               _________________________________________
                                      Signature by or on behalf of
                                      Assignor(s)

                                      -----------------------------------------
                                      Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                     By:  _____________________________________

                                          -------------------------------------
                                          [Please print or type name(s)]

                                          -------------------------------------
                                          Title:

                                          -------------------------------------
                                          Taxpayer Identification Number

                                  EXHIBIT A-11

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS D

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS D CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS D

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                     Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                            Scheduled Final
Certificate Principal Amount of the          Distribution Date: July 2027
Class D Certificates:
$53,750,000

CUSIP:  36228CAR4                            Initial Certificate Principal
                                             Amount of this Certificate:
ISIN:  US-36228CAR4-3                        $53,750,000

Common Code:  7938721

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class D Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class E, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class D Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class D Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class D Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  D  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class D Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class D Certificate of the entire Percentage Interest represented by the within Class D Certificates to the above-named Assignee(s) and to deliver such Class D Certificate to the following address:


Date: _________________              __________________________________________
                                     Signature by or on behalf of
                                     Assignor(s)

                                     ------------------------------------------
                                     Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number _______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ___________________________________

                                            -----------------------------------
                                            [Please print or type name(s)]

                                            -----------------------------------
                                            Title:

                                            -----------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-12

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS E

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS E CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS E

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                  Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                         Scheduled Final
Certificate Principal Amount of the       Distribution Date: July 2027
Class E Certificates:
$14,650,000

CUSIP:  36228CAS2                         Initial Certificate Principal
                                          Amount of this Certificate:
ISIN:  US-36228CAS2-6                     $14,650,000

Common Code:  7938756

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class E Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class F, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class E Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class E Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class E Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  E  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class E Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class E Certificate of the entire Percentage Interest represented by the within Class E Certificates to the above-named Assignee(s) and to deliver such Class E Certificate to the following address:



Date: _________________                ________________________________________
                                       Signature by or on behalf of
                                       Assignor(s)

                                       ----------------------------------------
                                       Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:_______________________ Address of the Assignee(s) for the purpose
of       receiving        notices       and        distributions:_______________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ___________________________________

                                            -----------------------------------
                                            [Please print or type name(s)]

                                            -----------------------------------
                                            Title:

                                            -----------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-13

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS F

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS F CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS F

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                    Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                           Scheduled Final
Certificate Principal Amount of the         Distribution Date: July 2027
Class F Certificates:
$48,860,000

CUSIP:  36228CAT0                           Initial Certificate Principal
                                            Amount of this Certificate:
ISIN:  US-36228CAT0-9                       $48,860,000

Common Code:  7938802

No.: 1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class F Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class G, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class F Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class F Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class F Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  F  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class F Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class F Certificate of the entire Percentage Interest represented by the within Class F Certificates to the above-named Assignee(s) and to deliver such Class F Certificate to the following address:


Date: _________________                  ______________________________________
                                         Signature by or on behalf of
                                         Assignor(s)

                                         --------------------------------------
                                         Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number _____________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  __________________________________

                                            ----------------------------------
                                            [Please print or type name(s)]

                                            ----------------------------------
                                            Title:

                                            ----------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-14

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS G

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS G CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND
HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL
SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS G

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                    Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                           Scheduled Final
Certificate Principal Amount of the         Distribution Date: July 2027
Class G Certificates:
$58,620,000

CUSIP:  36228CAU7                           Initial Certificate Principal
                                            Amount of this Certificate:
ISIN:  US-36228CAU7-1                       $58,620,000

Common Code:  7938837

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class G Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class H, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class G Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class G Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class G Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  G  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class G Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class G Certificate of the entire Percentage Interest represented by the within Class G Certificates to the above-named Assignee(s) and to deliver such Class G Certificate to the following address:


Date: _________________                  ______________________________________
                                         Signature by or on behalf of
                                         Assignor(s)

                                         --------------------------------------
                                         Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                        By:  __________________________________

                                             ----------------------------------
                                             [Please print or type name(s)]

                                             ----------------------------------
                                             Title:

                                             ----------------------------------
                                             Taxpayer Identification Number

                                  EXHIBIT A-15

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS H

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS H CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE
(A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA,
SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS H

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                   Cut-Off Date:  August 11, 1997
September 15, 1997

Aggregate Initial                          Scheduled Final
Certificate Principal Amount of the        Distribution Date: July 2027
Class H Certificates:
$34,208,999

CUSIP:  36228CAW3                          Initial Certificate Principal
                                           Amount of this Certificate:
                                           $34,208,999

No.:  1

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class H Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class Q, Class M, Class R, Class MR and Class LR Certificates (together with the Class H Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class H Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates (other than the Class A-1 Certificates) is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class H Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  H  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class H Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class H Certificate of the entire Percentage Interest represented by the within Class H Certificates to the above-named Assignee(s) and to deliver such Class H Certificate to the following address:


Date: _________________                 _______________________________________
                                        Signature by or on behalf of
                                        Assignor(s)

                                        ---------------------------------------
                                        Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ___________________________________

                                            -----------------------------------
                                            [Please print or type name(s)]

                                            -----------------------------------
                                            Title:

                                            -----------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-16

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS M

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND
SECTION 4975 OF THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR
SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AGREEMENT REFERRED TO BELOW.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS M

Pass-Through Rate:  8.1865%

First Distribution Date:                    Cut-Off Date:  August 12, 1997
September 16, 1997

Aggregate Initial                           Scheduled Final
Certificate Principal Amount of the         Distribution Date: May 2009
Class M Certificates:
$10,276,354

CUSIP:  36228CAV5                           Initial Certificate Principal
                                            Amount of this Certificate:
                                            $10,276,354

No.:  1

     This  certifies  that CEDE & CO. is the  registered  owner of a  beneficial ownership interest in certain assets of the Trust Fund, including the distributions to be made with respect to the Class M Certificates. The Class M Certificateholder's interest in the Trust Fund, described more fully below, consists primarily of the Montehiedra Partner Loans and the collateral securing such loans. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement (as defined below) and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class R, Class MR and Class LR Certificates (together with the Class M Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 12th day of each month (or, if the 12th day is not a Business Day, the third Business Day immediately following the 12th day of the month), commencing on September 16, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class M Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Montehiedra Partner Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the interests of the Class M Certificateholders in the Trust Fund consists solely of (i) the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement; (ii) all scheduled or unscheduled payments on or collections in respect of the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any indemnities or guaranties given as additional security for the Montehiedra Partner Loans; (iv) all assets deposited in the Class M Collection Account and Class M Distribution Account including reinvestment income thereon; (v) the proceeds of any of the foregoing; and (vi) the Montehiedra Partner Guarantee.

     Pursuant to the Pooling Agreement, in the event that the Master Servicer or the Trustee is unsure, in its good faith business judgment, as to whether a reimbursable expense with respect to the Montehiedra Partner Loans would ultimately be recoverable from collections on the Montehiedra Partner Loans, the Master Servicer or the Trustee, as the case may be, will not be obligated pursuant to the terms of the Pooling Agreement to expend such funds unless 100% of the Percentage Interests in the Class M Certificates direct the Master Servicer or the Trustee to incur such expense. If Holders of 100% of the Percentage Interests in the Class M Certificates so direct the Master Servicer or the Trustee, the Class M Certificateholders will be deemed to have agreed to, and will be required to indemnify the Master Servicer or the Trustee, as the case may be, with respect to the reasonable out-of-pocket costs and expenses incurred by the Master Servicer or the Trustee, as the case may be, in taking the related actions (including interest thereon at the Advance Rate).

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class M Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By: ______________________________
                                    Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  M  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By: ______________________________
                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class M Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class M Certificate of the entire Percentage Interest represented by the within Class M Certificates to the above-named Assignee(s) and to deliver such Class M Certificate to the following address:


Date: _________________                ________________________________________
                                       Signature by or on behalf of
                                       Assignor(s)

                                       ----------------------------------------
                                       Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ___________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                          By:  _______________________________

                                               -------------------------------
                                               [Please print or type name(s)]

                                               -------------------------------
                                               Title:

                                               -------------------------------
                                               Taxpayer Identification Number

                                  EXHIBIT A-17

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS Q

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE,
(I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA,
SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE SELLER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE SELLER. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS Q

Percentage Interest: 100%                      Cut-Off Date:  August 11, 1997

No.:  1

     This certifies that Goldman, Sachs & Co. is the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class Q Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class M, Class R, Class MR and Class LR Certificates (together with the Class Q Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of Net Default Interest then distributable, if any, allocable to the Class Q Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class Q Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:____________________________________________
                                   Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  Q  Certificates  referred  to in the  Pooling
Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:____________________________________________
                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class Q Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class Q Certificate of the entire Percentage Interest represented by the within Class Q Certificates to the above-named Assignee(s) and to deliver such Class Q Certificate to the following address:


Date: _________________                    ____________________________________
                                           Signature by or on behalf of
                                           Assignor(s)

                                           ------------------------------------
                                           Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number


     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                           By:  _______________________________

                                                -------------------------------
                                                [Please print or type name(s)]

                                                -------------------------------
                                                Title:

                                                -------------------------------
                                                Taxpayer Identification Number

                                  EXHIBIT A-18

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS R

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY THAT IS USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(1) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED
TRANSFEREE  (AS  DEFINED IN THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE
FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1997-GL I, CLASS R

Percentage Interest: 100%

No.:  1

     This certifies that Goldman, Sachs & Co. is owner the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class R Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class LR and Class MR Certificates (together with the Class R Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of the aggregate amount, if any, allocable to the Class R Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:____________________________________________
                                   Authorized Officer




                          Certificate of Authentication

                          -----------------------------

                  This is one of the Class R Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:____________________________________________
                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class R Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class R Certificate of the entire Percentage Interest represented by the within Class R Certificates to the above-named Assignee(s) and to deliver such Class R Certificate to the following address:


Date: _________________                ________________________________________
                                       Signature by or on behalf of
                                       Assignor(s)

                                       ----------------------------------------
                                       Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ____________________________________

                                            ------------------------------------
                                            [Please print or type name(s)]

                                            ------------------------------------
                                            Title:

                                            ------------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-19

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS MR

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY THAT IS USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(1) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED
TRANSFEREE  (AS  DEFINED IN THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE MIDDLE-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE
FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS MR

Percentage Interest: 100%

No.:  1

     This certifies that Goldman, Sachs & Co. is owner the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class MR Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R and Class LR Certificates (together with the Class MR Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of the aggregate amount, if any, allocable to the Class MR Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class MR Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:____________________________________________
                                   Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This is one of the Class MR Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:____________________________________________
                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class MR Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class MR Certificate of the entire Percentage Interest represented by the within Class MR Certificates to the above-named Assignee(s) and to deliver such Class MR Certificate to the following address:

Date: _________________                ________________________________________
                                       Signature by or on behalf of
                                       Assignor(s)

                                       ----------------------------------------
                                       Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ___________________________________

                                            -----------------------------------
                                            [Please print or type name(s)]

                                            -----------------------------------
                                            Title:

                                            -----------------------------------
                                            Taxpayer Identification Number

                                  EXHIBIT A-20

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS LR

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY THAT IS USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE SELLER, THE CERTIFICATE REGISTRAR AND THE TRUSTEE A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(1) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED
TRANSFEREE  (AS  DEFINED IN THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE
FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

                      GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1997-GL I, CLASS LR

Percentage Interest: 100%

No.:  1

     This certifies that Goldman, Sachs & Co. is owner the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class LR Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class X-1A, Class X-1B, Class X-2, Class C, Class D, Class E, Class F, Class G, Class H, Class Q, Class M, Class R and Class MR Certificates (together with the Class LR Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the second Business Day following the 11th day of each month, commencing on September 15, 1997 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of the aggregate amount, if any, allocable to the Class LR Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans and the Montehiedra Partner Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans and the Montehiedra Partner Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) any property acquired on behalf of the Trust Fund through foreclosure on the Montehiedra Pledged Collateral; (vi) the Master Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vii) any Assignments of Leases, Rents and Profits and any security agreements; (viii) any indemnities or guaranties given as additional security for any Mortgage Loans and the Montehiedra Partner Loans; (ix) all assets deposited in the Lock-Box Accounts, Escrow Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective
Borrowers),  the  Collection  Account,  the  Class  M  Collection  Account,  the
Lower-Tier  Distribution  Account,  the Middle-Tier  Distribution  Account,  the
Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, the Class Q Distribution Account, the Class M Distribution Account and any REO Account including reinvestment income thereon;
(x) any environmental indemnity agreements relating to the Mortgaged Properties;
(xi) the rights and remedies under the Loan Sale Agreement; (xii) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Escrow Accounts, and any Reserve Accounts, to the extent such interest belongs to the related Borrower); (xiii) the Montehiedra Partner Guarantee; and (xiv) all of the mortgagee's right, title and interest under any Interest Rate Cap Agreement.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, the Middle-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency; (v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as three separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Seller may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off
Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans and the Montehiedra Partner Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans, at a purchase price, payable in cash, equal to not less than the greater of:

        (i)______the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan and the Montehiedra Partner Loans, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan or the Montehiedra Partner Loans (including for this purpose any Mortgage Loan or the Montehiedra Partner Loans as to which title to the related Mortgaged Property or Montehiedra Pledged Collateral has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) or the MPL Interest Rate, as applicable, to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

        (ii) the aggregate fair market value of the Mortgage Loans and the Montehiedra Partner Loans, and all other property acquired in respect of any Mortgage Loan or the Montehiedra Partner Loans in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates or the MPL Interest Rate.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Seller, or the Seller and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Seller nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Seller, the Trustee and the Fiscal Agent created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to
Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class LR Certificate to be duly executed.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Trustee

                                By:____________________________________________
                                   Authorized Officer




                          Certificate of Authentication

                          -----------------------------

     This is one of the Class LR Certificates referred to in the Pooling Agreement.

Dated: August 14, 1997

                                LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent

                                By:____________________________________________
                                   Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class LR Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class LR Certificate of the entire Percentage Interest represented by the within Class LR Certificates to the above-named Assignee(s) and to deliver such Class LR Certificate to the following address:



Date: _________________              __________________________________________
                                     Signature by or on behalf of
                                     Assignor(s)

                                     ------------------------------------------
                                     Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:_______________________ Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number ______________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                       By:  ___________________________________

                                            -----------------------------------
                                            [Please print or type name(s)]

                                            -----------------------------------
                                            Title:

                                            -----------------------------------
                                            Taxpayer Identification Number

                                   Exhibit B
                             Mortgage Loan Schedule

                                                                                                                Cut-Off
                                                                                       # of       Original        Date
                                                                                     Mortgaged    Principal    Principal
                                                         Borrower(s)                Properties     Balance      Balance
                                                         -----------                ----------     -------      -------

No. 1 - Cadillac Fairview Pool Loan        (1)                                           8       $260,000,000 $258,460,281
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                     1       $230,000,000 $229,369,475
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                                48       $125,284,000 $125,149,361
   AAPT Fixed Component                    Atlantic American Land Development,                   $75,284,000  $75,149,361
   AAPT LIBOR A Component (2)              Inc.                                                  $30,000,000  $30,000,000
   AAPT LIBOR B Component (2)              Iron Run Venture I                                    $20,000,000  $20,000,000
                                           Iron Run Venture II
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                              1       $89,000,000  $89,000,000
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating              25       $88,000,000  $87,946,446
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                      11       $73,000,000  $72,228,349
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                        1       $62,500,000  $62,365,309
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.          1       $52,700,000  $52,579,779
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                    n/a       $10,300,000  $10,276,354
                                           Montehiedra Holding II L.P.
Subtotal (excluding Montehiedra Partner                                                 96       $980,484,000 $977,099,000
Loans)                                                                                  96       $990,784,000 $987,375,354
Total



                                                                                                    Initial
                                                                                         Cut-Off    Monthly          Initial
                                                          Borrower(s)                   Date LTV    Payment       Mortgage Rate


No. 1 - Cadillac Fairview Pool Loan        (1)                                             62.4%    $1,915,988       7.935%
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                       49.9%    $1,693,936     8.039125%
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                                   52.4%         n/a        n/a
   AAPT Fixed Component                    Atlantic American Land Development, Inc.        n/a        $619,552       7.480%
   AAPT LIBOR A Component (2)              Iron Run Venture I                              n/a        $180,800      LIBOR +
                                                                                                                     0.93%
   AAPT LIBOR B Component (2)              Iron Run Venture II                             n/a        $117,416      LIBOR +
                                                                                                                     0.76%
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                                45.2%      $601,462       7.848%
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating                 60.8%      $620,372       7.480%
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                         43.7%      $602,560       8.680%
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                          67.4%      $469,453       8.135%
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.            57.2%      $399,417       8.230%
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                       n/a          $78,212       8.250%
                                           Montehiedra Holding II L.P.
Subtotal (excluding Montehiedra Partner                                                             $7,220,956
Loans)                                                                                              $7,299,168
Total



                                                                                                    Initial
                                                                                       Servicing  Net Mortgage       Default
                                                          Borrower(s)                  Fee Rate      Rate             Rate
                                                          -----------                  --------      ----             ----

No. 1 - Cadillac Fairview Pool Loan        (1)                                         0.0385%       7.8965%          (4)
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                   0.0335%     8.005625%          (5)
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                               n/a               n/a          n/a
   AAPT Fixed Component                    Atlantic American Land Development, Inc.    0.0585%       7.4215%          (4)
   AAPT LIBOR A Component (2)              Iron Run Venture I                          0.0585%      6.51603%          (4)
   AAPT LIBOR B Component (2)              Iron Run Venture II                         0.0585%      6.34603%          (4)
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                            0.0485%       7.7995%          (6)
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating             0.0585%       7.4215%          (4)
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                     0.0735%       8.6065%          (7)
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                      0.0485%       8.0865%          (6)
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.        0.0635%       8.1665%          (8)
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                    0.0635%       8.1865%          (9)
                                           Montehiedra Holding II L.P.



                                                                                                      Revised
                                                                                         Excess       Mortgage     Interest
                                                      Borrower                            Rate          Rate      Convention
                                                      --------                            ----          ----      ----------

No. 1 - Cadillac Fairview Pool Loan        (1)                                             2.00%       9.935%      actual/360
                                                                                                          (10)
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                        2.00%   10.039125%      30/360
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                                     n/a       n/a             n/a
   AAPT Fixed Component                    Atlantic American Land Development, Inc.         2.00%        9.480%    actual/360
   AAPT LIBOR A Component (2)              Iron Run Venture I                               2.00%          (11)    actual/360
   AAPT LIBOR B Component (2)              Iron Run Venture II                              2.00%          (11)    actual/360
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                                  n/a            n/a    actual/360
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating                  2.00%       9.480%    actual/360
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                          n/a            n/a    actual/360
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                           2.00%      10.135%    actual/360
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.             2.00%      10.230%    actual/360
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                         n/a            n/a    actual/360
                                           Montehiedra Holding II L.P.



                                                                                                  Original     Remaining
                                                                                       Maturity   Term to      term to
                                                          Borrower(s)                    Date      Maturity     Maturity
                                                          -----------                    ----      --------     --------

No. 1 - Cadillac Fairview Pool Loan        (1)                                       11/11/26        360          351
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                   4/9/27        360          356
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                               n/a           n/a          n/a
   AAPT Fixed Component                    Atlantic American Land Development, Inc.    7/11/27       360          359
   AAPT LIBOR A Component (2)              Iron Run Venture I                          7/11/27       360          359
   AAPT LIBOR B Component (2)              Iron Run Venture II                         7/11/27       360          359
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                            7/11/14       204          203
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating             7/11/27       360          359
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                     9/10/00        48           37
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                      4/24/27       360          357
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.        5/11/27       360          357
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                    5/12/09       144          141
                                           Montehiedra Holding II L.P.


                                                                                        Original    Remaining
                                                          Borrower(s)                  Amortization Amortization
                                                          -----------                  -------------------------

No. 1 - Cadillac Fairview Pool Loan        (1)                                             360         351
No. 2 - Century Plaza Towers Loan          One Hundred Towers L.L.C.                       360         356
No. 3 - AAPT Pool Loan                     AAPOP 1, L.P.                                   n/a         n/a
   AAPT Fixed Component                    Atlantic American Land Development, Inc.       (12)         (12)
   AAPT LIBOR A Component (2)              Iron Run Venture I                              n/a         n/a
   AAPT LIBOR B Component (2)              Iron Run Venture II                             n/a         n/a
No. 4 - 380 Madison Loan (3)               ComMet 380, Inc.                               (13)         (13)
No. 5 - CAP Pool Loan                      Commonwealth Atlantic Operating                 360         359
                                           Properties, Inc.
No. 6 - Whitehall Pool Loan                WMP II Real Estate L.P.                         300         289
No. 7 - Ritz Plaza Loan                    CS Ritz Holdings, L.P.                          360         357
No. 8 - Montehiedra Loan                   Vornado Montehiedra Acquisition L.P.            360         357
No. 9 - Montehiedra Partner Loans          Montehiedra Holding L.P.                        360         357
                                           Montehiedra Holding II L.P.


(1) Seven special purpose Delaware limited partnerships majority-owned and controlled by affiliates of the Cadillac Fairview Corporation Limited.

(2) Monthly payment varies based upon one-month LIBOR rates. The initial LIBOR rate is 5.64453%.

(3) Monthly payment varies based upon the actual number of days in each interest accrual period.

(4) The default rate is a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law and (b) the greater of (x) 5% above the initial mortgage rate or the revised mortgage rate, as applicable, and (y) the prime rate.

(5) The default rate is a per annum rate equal to 3% above the then-applicable mortgage rate, but in no event less than 1% above the Citibank prime rate.

(6) The default rate is a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law and (b) the greater of (x) 5% above the initial mortgage rate or the revised mortgage rate, as applicable, and (y) the prime rate plus 1%.

(7) The default rate is a per annum rate equal to the lesser of the maximum rate permitted by applicable law and 10.68%.

(8) The default rate is a per annum rate equal to the lesser of the maximum rate permitted by applicable law and 2% above the applicable mortgage rate, but in no event less than 1% above the Citibank prime rate.

(9)  The default  rate is a per annum rate equal to the  Partner  Loan rate plus
     3%.

(10) The revised mortgage rate will be the greater of a) 9.935%, or b) 7 year US Treasury rate plus 2%.

(11) A floating rate per annum equal to the sum of (i) the lower of (x) the AAPT LIBOR Interest Rate applicable to such AAPT LIBOR Component, and (y) a rate that would result in a blended interest rate on the AAPT Pool Loan of no more than 8.5% based on the then outstanding principal balance of the AAPT Pool Loan and an interest rate on the AAPT Fixed Component equal to the AAPT Initial Fixed Interest Rate and (ii) 2%.

(12) The Fixed Component of the AAPT Pool Loan amortizes on the following schedule: 1)$4,184,000 fully amortizes in 53 months; 2)$71,100,000 amortizes on a 305-month schedule for the first 84 months and then amortizes on a 276-month schedule thereafter.

(13) The 380 Madison Loan has a 60-month interest-only period and then amortizes on a 360-month schedule.

                                   EXHIBIT C-1

            AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL
                        REVENUE CODE OF 1986, AS AMENDED

STATE OF NEW YORK   )

                    ) ss.:

COUNTY OF NEW YORK  )

     _______________________, being first duly sworn, deposes and says:

     1._______That he/she is a ___________________ of _____________________ (the
"Purchaser"), a _______________ duly organized and existing under the laws of the State of _____________, on behalf of which he makes this affidavit.

     2._______That   the   Purchaser's   Taxpayer   Identification   Number   is
________________.

     3._______That the Purchaser of the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class [R] [MR] [LR] (the "Class [R] [MR] [LR] Certificate") is a Permitted Transferee (as defined in Article I of the Pooling and Servicing Agreement, dated as of August 11, 1997, by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent (the "Pooling and Servicing Agreement"), or is acquiring the Class [R] [MR] [LR] Certificate for the account of, or as agent (including as a broker, nominee, or other middleman) for, a Permitted Transferee and has received from such person or entity an affidavit substantially in the form of this affidavit.

     4._______That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [R] [MR] [LR] Certificate as they become due.

     5._______That the Purchaser understands that it may incur tax liabilities with respect to the Class [R] [MR] [LR] Certificate in excess of any cash flow generated by the Class [R] [MR] [LR] Certificate.

     6._______That the Purchaser will not transfer the Class [R] [MR] [LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit or as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 4 or paragraph 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7._______That the Purchaser is not a Disqualified Non-U.S. Person and is not purchasing the Class [R] [MR] [LR] Certificate for the account of, or as an agent (including as a broker, nominee or other middleman) for, a Disqualified Non-U.S. Person.

     8._______That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [R] [MR] [LR] Certificate to such a "disqualified organization," an agent thereof, or a person that does not satisfy the requirements of paragraph 4 and paragraph 7 hereof.

     9._______That, if a "tax matters person" is required to be designated with respect to the [Upper-Tier REMIC] [Middle-Tier REMIC] [Lower-Tier REMIC], the Purchaser agrees to act as "tax matters person" and to perform the functions of "tax matters person" of the [Upper-Tier REMIC] [Middle-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 4.04 of the Pooling and Servicing Agreement, and agrees to the irrevocable designation of the Trustee as the Purchaser's agent in performing the function of "tax matters person."

     10.______The Purchaser agrees to be bound by and to abide by the provisions of Section 5.02 of the Pooling and Servicing Agreement concerning registration of the transfer and exchange of the Class [R] [MR] [LR] Certificate.

     Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf by its ____________________ this ___th day of __________, 199__.


                                           [Purchaser]

                                           By:__________________________
                                           Title:_______________________
                                           Name:________________________

     The above-named ___________________ personally appeared before me and is known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Purchaser, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this __th day of _________________, 199_.

                               NOTARY PUBLIC
                               COUNTY OF
                               STATE OF

                                My   commission   expires   the   __th   day  of
                                _______________, 199_.

                                   EXHIBIT C-2

                            FORM OF TRANSFEROR LETTER

                                                                        [Date]

[CERTIFICATE REGISTRAR]


        Re: GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I

Ladies and Gentlemen:


     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                 Very truly yours,

                                                 ----------------------

                                   EXHIBIT D-1

                    FORM OF INVESTMENT REPRESENTATION LETTER

LaSalle National Bank, as Trustee
and Certificate Registrar
135 South LaSalle Street
Chicago, Illinois 60674-4107
Attention:  Asset-Backed Securities
            Trust Services Group


GS Mortgage Securities Corporation II
85 Broad Street
New York, New York  10004
Attention:________________


        Re: Transfer of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class[ ]

Ladies and Gentlemen:

     This letter is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement, dated as of August 11, 1997 (the "Pooling and Servicing Agreement"), by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation., as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, on behalf of the holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates") in connection with the transfer by ________________ (the "Seller") to the undersigned (the "Purchaser") of $_______________ aggregate Certificate Principal Amount of Class [_] Certificates, in certificated fully registered form, or, if applicable, a beneficial interest of such aggregate Certificate Principal Amount in a Private Global Certificate (either such interest, the "Transferred Interest"). Terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     In connection with such transfer, the undersigned hereby represents and warrants to you as follows:

     [[For Institutional Accredited Investors only.]

     1. We are an "institutional accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (as defined below)) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Transferred Interest, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. We are acquiring the Transferred Interest purchased by us for our own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which we exercise sole investment discretion. The Purchaser hereby undertakes to reimburse the Trust for any costs incurred by it in connection with this transfer.]

     [[For Qualified Institutional Buyers only.]

     1._______The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A (as defined below) promulgated under the Securities Act (as defined below). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.]

     2._______The  Purchaser's  intention is to acquire the Transferred Interest
(a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933 (the "Securities Act") or (ii) to "institutional accredited investors" meeting the requirements of Rule 501(a)(1),
(2), (3) or (7) of Regulation D promulgated under the Securities Act, or (iii) pursuant to any other exemption from the registration requirements of the Securities Act, subject in the case of this clause (ii) to (a) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (b) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act, (c) the receipt by the Certificate Registrar of such other evidence acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, and (d) a written undertaking to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. It understands that the Transferred Interest has not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which may depend upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

     3._______The Purchaser acknowledges that the Transferred Interest has not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Transferred Interest cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

     4._______The Purchaser hereby undertakes to be bound by the terms and conditions of the Pooling and Servicing Agreement in its capacity as an owner of the Transferred Interest in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

     5._______The Purchaser will not sell or otherwise transfer any portion of the Transferred Interest, except in compliance with Section 5.02 of the Pooling and Servicing Agreement.

     6._______Check one of the following:*

     _______ The Purchaser is a "U.S. Person" and it has attached hereto an Internal Revenue Service ("IRS") Form W-9 (or successor form).

     _______ The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no Taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to Distributions to be made on the Transferred Interest. The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Transferred Interest and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Transferred Interest and state that interest and original issue discount on the Transferred Interest is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

     For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.


--------
*  Each Purchaser must include one of the two alternative certifications.

     Please make all payments due on the Transferred Interests:**

     ______ (a) by wire transfer to the following account at a bank or entity in New York, New York, having appropriate facilities therefor:

     Account number __________ Institution ___________

     ______ (b) by mailing a check or draft to the following address:

     __________________________
     __________________________
     __________________________
     __________________________

     __________________________
                                           Very truly yours,

                                           [The Purchaser]

                                           By: ________________________________

                                           Name: ______________________________

                                           Title: _____________________________


--------

** Only to be filled out by Purchasers of Individual Certificates. Please select (a) or (b).

                                   EXHIBIT D-2

                      FORM OF ERISA REPRESENTATIONS LETTER

LaSalle National Bank, as Trustee
and Certificate Registrar
135 South LaSalle Street
Chicago, Illinois 60674-4107
Attention:   Asset Backed Securities
             Trust Services Group


GS Mortgage Securities Corporation II
85 Broad Street
New York, New York  10004
Attention:________________


        Re: GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class[ ]

Ladies and Gentlemen:

     __________________________  (the  "Purchaser")  intends  to  purchase  from
____________________ (the "Seller") $_____________ initial Certificate Principal
Amount or _____% Percentage Interest of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, Class [_], CUSIP No. [____] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 11, 1997, by and among GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer,
AMRESCO Management, Inc., as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

     The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the Certificate Registrar and the Trustee that:

     1._______The Purchaser is neither (a) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any Federal, State or local law (a "Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor (b) a collective investment fund in which such Plans are invested, an insurance company using assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) or other Person acting on behalf of any such Plan or using the assets of any such Plan, other than (with respect to any transfer of a Class C, Class F, Class G or Class H Certificate) an insurance company using assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificate by such insurance company would be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under Prohibited Transaction Class Exemption 95-60.

     2._______The Purchaser understands that if the Purchaser is a Person referred to in 1(a) or 1(b) above, except in the case of the Class R, Class MR or Class LR Certificates, which may not be transferred unless the transferee represents it is not such a Person, such Purchaser is required to provide to the Seller, the Trustee and the Certificate Registrar an Opinion of Counsel in form and substance satisfactory to of the Seller, the Trustee and the Certificate Registrar that the purchase or holding of the Certificates will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to Title I of ERISA, Section 4975 of the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of ERISA or Section 4975 of the Code or a materially similar characterization under any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Seller, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or Similar Law) in addition to those set forth in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be at the expense of the Trust Fund, the Master Servicer, the Seller, the Trustee or the Certificate Registrar.

     IN WITNESS WHEREOF, the Purchaser hereby executes the ERISA Representation Letter on ______________ __, 19__.

                                            Very truly yours,

                                            ------------------------------

                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________

                                    EXHIBIT E

                           FORM OF REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information:

Name of Mortgagor: __________________
Master Servicer Loan No.: __________________
Custodian/Trustee
Name: __________________
Address: __________________

------------------
Custodian/Trustee Mortgage File No.: __________________
[Seller]
Name: __________________
Address: __________________

------------------

Certificates:  GS  Mortgage  Securities   Corporation  II,  Commercial  Mortgage
               Pass-Through Certificates, Series 1997-GL I

     The undersigned Master Servicer hereby acknowledges that it has received from LaSalle National Bank, as Trustee for the Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 11, 1997, by and among the Trustee, ABN AMRO Bank N.V., as Fiscal Agent, GS Mortgage Securities Corporation II, as Seller, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer and AMRESCO Management, Inc., as Special Servicer.

     ( )______Promissory Note dated _________, 199__, in the original principal sum of $_____, made by _______, payable to, or endorsed to the order of, the Trustee.

     ( )______Mortgage recorded on ____________ as instrument no. ________ in the County Recorder's Office of the County of _________, State of ___________ in book/reel/docket ___________ of official records at page/image ________.

     ( )______Deed of Trust recorded on __________ as instrument no. ________ in the County Recorder's Office of the County of ___________, State of _______ in book/reel/docket ____________ of official records at page/image.

     ( )______Assignment of Mortgage or Deed of Trust to the Trustee, recorded on _____________ as instrument no. _______ in the County Recorder's Office of the County of _________, State of _______ in book/reel/docket __________ of official records at page/image _____________.

     ( )______Other documents, including any amendments, assignments or other assumptions of the Note or Mortgage.

     ( )---------------------------------

     ( )---------------------------------

     ( )---------------------------------

     ( )---------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

     (1)______The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

     (2)______The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

     (3)______The Master Servicer shall return the Documents to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

     (4)______The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                         GMAC COMMERCIAL MORTGAGE CORPORATION

                                         By:_________________________________
                                         Title:______________________________
                                         Date: _______________ __, 19__

                                    EXHIBIT F

                                SECURITIES LEGEND

     Subject to the Pooling and Servicing Agreement, the Rule 144A Global Certificates, Residual Certificates and Individual Certificates will bear a legend (the "Securities Legend") to the following effect, unless the Certificate Registrar determines otherwise in accordance with applicable law:

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

     Notwithstanding anything to the contrary, the Residual Certificates will not bear clause (A)(2) and clause (A)(3) of the Securities Legend.

                                   EXHIBIT G

                               LOAN SALE AGREEMENT

     This Loan Sale Agreement, dated as of August 11, 1997 (the "Agreement"), is between GS Mortgage Securities Corporation II, a Delaware corporation (the "Company"), and Goldman Sachs Mortgage Company, a New York limited partnership corporation (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, (i) the mortgage loans (the "Mortgage Loans") described in, and set forth in, the mortgage loan schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"), and (ii) those certain loans (collectively, the "Montehiedra Partner Loans", and collectively with the Mortgage Loans, the "Mortgage Assets") made by the Mortgage Loan Seller to each of Montehiedra Holding, L.P. and Montehiedra Holding II L.P. (collectively, the "Montehiedra Partner Borrowers"). Certain of the Mortgage Loans (the "GS Mortgage Loans") were originated by or on behalf of the Mortgage Loan Seller, and the Mortgage Loan Seller acquired a 100% participation interest in each of the remaining Mortgage Loans (the "GMACCM Loans") immediately upon origination of such Mortgage Loans by GMAC Commercial Mortgage Corporation ("GMACCM", and each of the Mortgage Loan Seller and GMACCM, an "Originator"). Pursuant to that certain Responsible Party Agreement, dated as of August 11, 1997 (the "Responsible Party Agreement"), by and between the Mortgage Loan Seller and GMAC, a copy of which is attached hereto as Exhibit D, such participation interest in the GMACCM Loans shall be converted to an interest in whole loans and GMACCM shall make certain representations and warranties regarding the GMACCM Loans. The Company intends to deposit the Mortgage Assets and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Assets and the other assets, under a Pooling and Servicing Agreement, to be dated as of August 11, 1997 (the "Pooling and Servicing Agreement"), among the Company, as seller, GMACCM, as master servicer and initial special servicer with respect to certain of the Mortgage Loans (the "Servicer"), AMRESCO Management, as initial special servicer with respect to certain of the Mortgage Loans (the "Special Servicer"), ABN AMRO Bank, N.V., as fiscal agent (the "Fiscal Agent"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Pooling and Servicing Agreement.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be an amount equal to 105.316257%, multiplied by the aggregate principal balance of the Mortgage Loans as of August 11, 1997 (the "Cut-Off Date"), after application of scheduled payments of principal due on or before the Cut-Off Date whether or not collected. In addition to the Purchase Price as described above, the Company shall pay to the Mortgage Loan Seller, at closing, accrued interest on the initial principal amount of the related Mortgage Loans at the weighted average Mortgage Rate of those Mortgage Loans, net of interest at the related Servicing Fee Rate. The Purchase Price for the Montehiedra Partner Loans shall be $11,084,021. The Purchase Price amounts shall be payable by the Company to the Mortgage Loan Seller on August 14, 1997 (the "Closing Date") in immediately available federal funds. The closing for the purchase and sale of the Mortgage Assets shall take place at the offices of Cadwalader, Wickersham & Taft, New York, New York, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall and does hereby sell, transfer, assign, set over and convey to the Company, and the Company shall and does hereby purchase, (i) all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Assets, including all interest and principal due on or with respect to the Mortgage Assets after the Cut-Off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies and any related interest rate cap agreement, and (ii) all the right, title and interest of the Mortgage Loan Seller under the Responsible Party Agreement, other than the representations and warranties set forth in Section 2(a) of the Responsible Party Agreement, including the remedies set forth therein for any breach thereof, with respect to the GMACCM Loans. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01, and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request; provided, however, that the Mortgage Loan Seller shall only be obligated to deliver such documents in accordance with this Section 1 with respect to the GMACCM Loans to the extent such documents were delivered to the Mortgage Loan Seller pursuant to the Responsible Party Agreement.

     2. Representations and Warranties.

     (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that:

        (i) The Mortgage Loan Seller is a New York limited partnership duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own its assets and conduct its business, is duly qualified as a foreign partnership in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of this
                Agreement by it, and has the power and authority to execute, deliver and perform under this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Assets in accordance with this Agreement;

        (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

        (iii) Theexecution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

        (iv) There is no action, suit, proceeding or investigation pending or, to the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Assets or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

        (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

        (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of, or compliance by the Mortgage Loan Seller with, this Agreement or the consummation of the transactions contemplated hereby, other than those which have been obtained by the Mortgage Loan Seller; and

        (vii) The transfer, assignment and conveyance of the Mortgage Assets by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (b) The Mortgage Loan Seller hereby represents and warrants, solely with respect to each GS Mortgage Loan (except as otherwise noted below) that, as of the date specified below or, if no such date is specified, as of the Closing
Date:

          (i) With respect to the GS Mortgage Loans and the GMACCM Loans, the information set forth in the Mortgage Loan Schedule as to each Mortgage Loan is true and correct in all material respects;

          (ii) The Mortgage Loan Seller is the sole owner and holder of the Mortgage Loan and has good and marketable title thereto, has full right, power and authority to sell and assign such Mortgage Loan free and clear of any interest or claim of a third party;

          (iii) The Mortgage Loan has not been, since the date of origination by the applicable Originator, and currently is not, thirty (30) or more days delinquent and the mortgagor is not in default thereunder beyond any applicable grace period for the payment of any obligation to pay principal and interest, taxes, insurance premiums and required reserves;

          (iv) The applicable Originator has not advanced funds, or (with respect to the GS Mortgage Loans and the GMACCM Loans) knowingly received any advance of funds from a party other than the mortgagor subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (v) (A) The Mortgage Loan documents have been duly and properly executed, and (B) the Mortgage Loan documents are legal, valid and binding obligations of the mortgagor, and their terms are enforceable against the mortgagor, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance, and similar laws affecting rights of creditors generally and to the application of general principles of equity;

          (vi) The lien of each Mortgage is insured by an ALTA lender's title insurance policy or its equivalent as adopted in the applicable jurisdiction issued by a nationally recognized title insurance company, insuring the applicable Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, in the reasonable judgment of the Mortgage Loan Seller, materially interferes with the current use of the related Mortgaged Property or the security intended to be provided by such Mortgage or with the mortgagor's ability to pay its obligations when they become due or the value of the related Mortgaged Property, (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, in the reasonable judgment of the Mortgage Loan Seller, materially interferes with the security intended to be provided by such Mortgage or with the mortgagor's ability to pay its obligations when they become due (or if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of the Mortgage Loan), and (d) with respect to the 380 Madison Loan, the master lease. To the Mortgage Loan Seller's actual knowledge, no material claims have been made under such title policy and no claims have been made thereunder;

          (vii) As of the date of origination of the Mortgage Loan, and to the best of the Mortgage Loan Seller's knowledge, there are no mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless such lien is insured against under the related title insurance policy;

          (viii) Except as permitted under the loan agreement: (A) as of the date of origination of the Mortgage Loan, each building or other improvement located on any Mortgaged Property was insured by a fire and extended perils insurance policy, issued by an insurer or reinsured by an insurer meeting the requirements of the Mortgage Loan documents, in an amount not less than the replacement cost of the Mortgaged Property; each Mortgaged Property was also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties (or with respect to the Mortgaged Property relating to the Ritz Plaza Loan, amounts generally required by the applicable Originator), all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; and (B) the Mortgage Loan documents obligate the mortgagor to maintain all such insurance (provided, however, that in the case of the 380 Madison Loan, the master lessee may maintain such insurance in lieu of the 380 Madison borrower) and, at the mortgagor's failure to do so (or, with respect to the 380 Madison Loan, at the master lessee's failure to do so), authorize the mortgagee to maintain such insurance at the mortgagor's cost and expense and to seek reimbursement therefor from such mortgagor;

          (ix) Except as set forth on Schedule 1 hereto, as of the most recent date of inspection of each Mortgaged Property by the Mortgage Loan Seller, based solely on the Mortgage Loan Seller's review of the property condition reports and the Mortgage Loan Seller's most recent visual inspection of the Mortgaged Property, no building or other improvement on any Mortgaged Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident, riot, war, or act of God or the public enemy, and each Mortgaged Property is free of any material damage that would affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan and is in good repair. Except as may be shown on the title policies, the Mortgage Loan Seller has neither received notice, nor is otherwise aware of, any proceedings pending for the total condemnation of any Mortgaged Property or a partial condemnation of any portion material to the borrower's ability to perform its obligations under its related Mortgaged Loan;

          (x) To the best of the Mortgage Loan Seller's knowledge, after review of compliance confirmations from applicable municipalities, survey and/or title insurance endorsements, none of the improvements (except, in the case of the 380 Madison Loan, as disclosed in the survey therefor) included for the purpose of determining the appraised value of each Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties materially encroach upon the Mortgaged Property except those which are insured against by the title insurance policy (including endorsements thereto) issued in connection with the Mortgage Loan, and all improvements on the Mortgaged Property comply with the applicable zoning laws and/or set-back ordinances in force when improvements were added;

          (xi) The Mortgage Loan does not violate applicable usury laws;

          (xii) Except as set forth in Schedule 1 hereto, since the date of origination of the Mortgage Loan by the applicable Originator, the terms of the Mortgage Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the Mortgage Loan Schedule and which are evidenced by documents in the Mortgage File delivered to the Trustee) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

          (xiii) All applicable mortgage recording taxes and other filing fees have been paid in full or deposited with the issuer of the title insurance policy issued in connection with the Mortgage Loan for payment upon recordation of the relevant documents;

          (xiv) Each Assignment of Leases, Rents and Profits, if any, creates a valid assignment of, or a valid security interest in, certain rights under the related leases, subject only to a license granted to the relevant mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, subject only to those exceptions described in clause
     (vi) above. To the best of the Mortgage Loan Seller's knowledge and without affirmative investigation, no person other than the relevant mortgagor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein, subject only to those exceptions described in clause (vi) above;

          (xv) Each Mortgage, upon due recordation, is a valid and enforceable first lien on the related Mortgaged Property, subject only to those exceptions described in clause (vi) above;

          (xvi) The Mortgage Loan Seller has not taken any action, nor has knowledge that the mortgagor has taken any action, that would cause the representations and warranties made by the mortgagor in the Mortgage Loan documents not to be true;

          (xvii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the mortgagor. Except for the escrows and disbursements therefrom as contemplated by the loan agreement, any mortgagor requirements for on or off-site improvements or as to disbursement of any escrow funds therefor have been complied with;

          (xviii) The Mortgage Loan Seller has inspected or caused to be inspected each Mortgaged Property within the past twelve months preceding the date hereof;

          (xix) The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization;

          (xx) The Mortgage Loan is a whole loan and contains no equity participation by the lender;

          (xxi) No fraudulent acts were committed by the Mortgage Loan Seller in connection with the origination process of the Mortgage Loan;

          (xxii) All taxes and governmental assessments that, prior to the origination of the Mortgage Loan, became due and owing in respect of the related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or are insured against by the title insurance policy issued in connection with the origination of the Mortgage Loan;

          (xxiii) To the extent required under applicable law, the Mortgage Loan Seller was authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Mortgage Loan;

          (xxiv) To the best of the Mortgage Loan Seller's knowledge and except as set forth on Schedule 1 hereto, there is no material default, breach, violation or event of acceleration existing under any of the Mortgage Loan documents and the Mortgage Loan Seller has not received actual notice of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the holder of the note may declare any of the foregoing;

          (xxv) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against each related Mortgaged Property of the material benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the mortgagor which would materially interfere with such right to foreclosure;

          (xxvi) (A) With respect to each Mortgaged Property, a Phase I environmental report and, in certain cases, a Phase II environmental report or an update to such Phase I report was conducted by a licensed qualified engineer, and the Mortgage Loan Seller has reviewed each such report and update; (B) the Mortgage Loan Seller, having made no independent inquiry other than reviewing the environmental reports and updates referenced herein and without other investigation or inquiry, has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in the related report and/or update. The Mortgage Loan Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to any Mortgaged Property that was not disclosed in the related report and/or update; and (C) the Mortgage Loan Seller has not taken any actions which would cause any Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

          (xxvii) The Mortgage Loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if (A) the mortgagor voluntarily transfers or encumbers all or any portion of the related Mortgaged Property, or (B) any direct or indirect interest in the mortgagor is voluntarily transferred or assigned, other than, in each case as permitted under the terms and conditions of the Mortgage Loan documents;

          (xxviii) In connection with the origination of the Mortgage Loan, the applicable Originator has received an opinion of counsel (with customary exceptions, qualifications and assumptions) to the effect that: (A) when each Mortgage and Assignment of Leases, Rents and Profits, if any, are duly recorded and indexed in the appropriate state and local offices for such recording and indexing, and when the related UCC financing statements are filed and indexed in the appropriate state and local offices for such filing and indexing, such recording and filings shall be sufficient to perfect the lien on the Mortgaged Property described therein; (B) no re-recording or re-filing of any said instruments will be necessary to continue the perfection and priority of the lien against the related Mortgaged Property, other than filing UCC continuation statements with the appropriate state and local offices as required under the law of the applicable state to continue the perfection of the liens perfected by the UCC financing statements; and (C) when recorded and filed as provided above, each related Mortgage and Assignment of Leases, Rents and Profits, if any, shall constitute a valid, enforceable and perfected lien on, and security interest in, the related Mortgaged Property;

          (xxix) To the best of the Mortgage Loan Seller's knowledge and without affirmative investigation or inquiry, there is no pending action, suit or proceeding, arbitration or governmental investigation against the mortgagor or any Mortgaged Property, an adverse outcome of which could materially affect the mortgagor's performance of its obligations under the Mortgage Loan documents;

          (xxx) The  Mortgage  Loan was  originated  by, or on  behalf  of,  the
     Mortgage  Loan  Seller  and  complies  in all  material  respects  with the
     Mortgage  Loan  Seller's   underwriting   policies  in  effect  as  of  the
     origination date of the Mortgage Loan, except as described on any exceptions report delivered to the lender prior to the Closing Date and except to the extent that such policies are modified and/or superseded;

          (xxxi) The origination, servicing and collection practices used by the Mortgage Loan Seller have been in all respects legal, proper and prudent and have met customary industry standards except to the extent that, in connection with its origination, such standards were modified by the Mortgage Loan Seller in its reasonable discretion;

          (xxxii) Except as set forth in the loan agreement for the Cadillac Fairview Pool Loan in connection with the assignment, transfer or conveyance of a Related Individual Loan, the Note and Mortgage contain no provision limiting the right or ability of the applicable Originator to assign, transfer and convey the Mortgage to any other person or entity;

          (xxxiii) If any Mortgaged Property is subject to any leases, to the best of the Mortgage Loan Seller's knowledge, the mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage and Assignment of Leases, Rents and Profits, if any, provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provide for rents to be paid directly to mortgagee in the event of a default, subject to the exceptions described in clause (vi) hereof;

          (xxxiv) If a Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the loan;

          (xxxv) Any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon except to the extent of any excess proceeds after restoration and, with respect to the 380 Madison Loan, subject to the terms of the master lease;

          (xxxvi) Based on the Mortgage Loan Seller's review of the 100-year flood plain map provided by FEMA, except for the Mortgaged Properties set forth on Schedule 1, no Mortgaged Property is (and with respect to each GMACCM Loan, since the date of origination, such GMACCM Loan has not become) located in a special flood hazard area (Zone A) as defined by the Federal Insurance Administration, and with respect to the Mortgaged Properties set forth on Schedule 1, flood insurance coverage has been obtained;

          (xxxvii) With respect to any Mortgage which is secured in whole or in part by the interest of a borrower as a lessee under a ground lease and based upon the terms of the ground lease or an estoppel letter from the ground lessor (and, with respect to the Maschellmac ground leases, such other sources as the Mortgage Loan Seller deemed appropriate), the following apply to such ground lease:

               (A) The ground lease or a memorandum thereof has been duly recorded, the ground lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage, does not restrict the use of the Mortgaged Property, lessee, its successors and assigns in a manner that would adversely affect the security provided by the related Mortgage, and there has not been a material change in the terms of the ground lease since its recordation, with the exception of written instruments which are part of the related Mortgage Loan documents delivered to the Trustee.

               (B) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest.

               (C) The borrower's interest in the ground lease is assignable to the holder of the Mortgage upon notice to, but without the consent of, the lessor thereunder and, in the event that it is so assigned, it is further assignable by the trustee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

               (D) To the best of the Mortgage Loan Seller's knowledge, as of the origination date, the ground lease was in full force and effect and no material default had occurred under the ground lease and there was no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the ground lease. Since the origination date of the Mortgage Loan, no notice of default under the ground lease has been received by the holder of the Mortgage.

               (E) The ground lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and the ground lease, or an estoppel letter received by the mortgagee from the lessor, further provides that notice of termination given under the ground lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such ground lease or estoppel letter.

               (F) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any default under the ground lease, which is curable after the receipt of notice of any default before the lessor thereunder may terminate the ground lease.

               (G) The ground lease has a term which extends not less than 10 years beyond the maturity date of the related Mortgage Loan.

               (H) The ground lease requires the lessor to enter into a new lease with the mortgagee upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding, provided the Mortgagee cures the lessee's defaults.

               (I) Under the terms of the ground lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon.

               (J) Such ground lease does not impose restrictions on subletting.

               (K) Either the ground lease or the related Mortgage contains the borrower's covenant that such ground lease shall not be amended, canceled, or terminated without the prior written consent of the mortgagee.

               (L) Except as set forth on Schedule 1, either the ground lease or an estoppel letter contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default under the ground lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such ground lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (xxxviii) (A) The Mortgage Loan is directly secured by a Mortgage on one or more commercial properties, and (B) the value assigned by the Mortgage Loan Seller, based on appraised values and subject to such adjustments as the Mortgage Loan Seller deemed necessary pursuant to its underwriting standards as modified in connection with its origination of the Mortgage Loan (the "Mortgagee's Appraised Value") with respect to such Mortgaged Properties was, in the aggregate, at least equal to 125% of the principal balance of the Mortgage Loan at origination; provided that the Mortgagee's Appraised Value of each Mortgaged Property must first be reduced by (1) the amount of any lien on the Mortgaged Property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Mortgage Loan;

          (xxxix) With respect to each Mortgaged Property, a Property Condition Report was prepared by a licensed engineer, and the Mortgage Loan Seller has reviewed such Property Condition Report. Except as provided in the Property Condition Reports, to the best of the Mortgage Loan Seller's knowledge, based solely on its review of such Property Condition Report, certificates of occupancy and building permits have been issued with respect to the Mortgaged Property (except, with respect to 380 Madison Loan, as indicated on Schedule 1);

          (xl) Any escrow accounts for taxes or other reserves required to be funded on the date of origination of the Mortgage Loan pursuant to the Mortgage Loan documents have been funded and to the actual knowledge of the Mortgage Loan Seller, with respect to the Cadillac Fairview Pool Loan and Whitehall Pool Loan, all such escrow accounts required to have been funded as of the Cut-Off Date (taking into account any applicable notice and grace period) have been funded;

          (xli) The related Assignment of Mortgage constitutes a legal, valid and binding assignment of such Mortgage to the Company, and the related Reassignment of Assignment of Leases, Rents and Profits, if any, constitutes a legal, valid and binding assignment thereof to the Company;

          (xlii) With respect to each GS Mortgage Loan and with respect to each GMACCM Loan (but only to the extent that a breach of this representation and warranty would not result in a repurchase obligation by GMACCM under the Responsible Party Agreement), the related Note is not, and has not been since the date of origination of the Mortgage Loan, secured by any collateral except the lien of the related Mortgage, any related Assignment of Leases, Rents and Profits and any related security agreement and escrow agreement; the security for the Mortgage Loan consists only of the related Mortgaged Property or Properties, any leases (including without limitation any credit leases) thereof, and any appurtenances, fixtures and other property located thereon; and such Mortgaged Property or Properties do not secure any Mortgage Loan other than the Mortgage Loan being transferred and assigned to the Company hereunder, except for Mortgage Loans, if any, which are cross-collateralized with other Mortgage Loans being conveyed to the Company or subsequent transferee hereunder and identified on the Mortgage Loan Schedule; and

          (xliii) In addition, the Mortgage Loan Seller makes each of the following representations and warranties with respect to each GMACCM Loan; provided, however, that the Mortgage Loan Seller shall only be liable hereunder with respect to a breach of such representations and warranties to the extent that such breach is caused by the Mortgage Loan Seller's actions during the period of time subsequent to the date of origination of the GMACCM Loan and prior to the Closing Date:

               (A) Except as set forth in Schedule 1 hereto, since the date of origination of the Mortgage Loan by the applicable Originator, the terms of the Mortgage Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the Mortgage Loan Schedule and which are evidenced by documents in the Mortgage File delivered to the Trustee) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

               (B) The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization;

               (C) The Mortgage Loan is a whole loan and contains no equity participation by the lender;

               (D) To the best of the Mortgage Loan Seller's knowledge and except as set forth on Schedule 1 hereto, there is no material default, breach, violation or event of acceleration existing under any of the Mortgage Loan documents and the Mortgage Loan Seller has not received actual notice of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the holder of the note may declare any of the foregoing.

     (c) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that:

          (i) The Mortgage Loan Seller is the sole owner and holder of the Montehiedra Partner Loans and has good and marketable title thereto, has full right, power and authority to sell and assign the Montehiedra Partner Loans free and clear of any interest or claim of a third party; and

          (ii) (A) The Montehiedra Partner Loans Loan Documents have been duly and properly executed, and (B) the Montehiedra Partner Loans Loan Documents are legal, valid and binding obligations of the Montehiedra Partner Borrowers, and their terms are enforceable against the Montehiedra Partner Borrowers, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance, and similar laws affecting rights of creditors generally and to the application of general principles of equity.

     3. Notice of Breach; Cure and Repurchase. (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any breach of a representation or warranty made with respect to, or any defect that materially and adversely affects the value of, a Mortgage Asset or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall cure such breach or defect, as the case may be, in all material respects or repurchase the affected Mortgage Asset (or, with respect to the Cadillac Fairview Pool Loan, the Related Individual Loan at the applicable Repurchase Price (as defined in the Pooling and Servicing Agreement) in accordance with the terms set forth in Section 2.03 of the Pooling and Servicing Agreement. If the affected Mortgage Asset (or Related Individual Loan, as the case may be) is to be repurchased, the Mortgage Loan Seller shall remit the Repurchase Price in immediately available federal funds to the Master Servicer.

     (c) Upon any repurchase of a Mortgage Asset (or Related Individual Loan, as the case may be) contemplated by Section 3(b) above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Asset (or Related Individual Loan, as the case may be) possessed by it, as well as such funds as pursuant to the Pooling and Servicing Agreement are to be paid to the Mortgage Loan Seller as the "Responsible Party" in connection with such repurchase, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement and Section 3 of the Responsible Party Agreement provide the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any defect in a Mortgage File or any breach of any representation or warranty set forth in or required to be made pursuant to Section 2 of this Agreement and Section 3 of the Responsible Party Agreement.

     (e) The Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Asset (or Related Individual Loan, as the case may be) pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

          (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

          (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

          (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder; and

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company.

     5. Company's Conditions to Closing. The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Company shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriter and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

          (i) with respect to each Mortgage Asset, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

          (ii) the final Mortgage Loan Schedule;

          (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

          (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, which state in substance the opinions set forth on Exhibit C hereto, and, in addition, an opinion delivered on the date of the Prospectus as to the matters set forth in the last paragraph of Exhibit C hereto;

          (v) such other documents, certificates and opinions as may be necessary to secure for the Certificates the following ratings from Fitch Investors Service, L.P. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Company ("DCR", and collectively with Fitch and Moody's, the "Rating Agencies"), respectively: for each of the Class A-1, A-2A, A-2B, A-2C, A-2D, Class X-1A, Class X-1B, Class X-2 Certificates, a "AAA", "Aaa" and "AAA" rating; for the Class B Certificates, a "AA", "Aa2" and "AA" rating; for the Class C Certificates, a "AA-", "Aa3" and "AA-" rating; for the Class D Certificates, a "A-", "A2" and "A" rating; for the Class E Certificates, a "A-", "A3" and "A-" rating; for the Class F Certificates, a "BBB", "Baa2" and "BBB" rating; for the Class G Certificates, a "BBB-" rating by Fitch; for the Class H Certificates, a "BB" rating by Fitch; and for the Class M Certificates, a "Baa2" and "BBB" rating by Moody's and Fitch, respectively; and

          (vi) a letter from the independent accounting firm of Price Waterhouse L.L.P. in form satisfactory to the Company, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus and a letter from Price Waterhouse L.L.P. regarding certain information regarding the Certificates as set forth in the Prospectus;

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Assets or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Accountants' Letters. The parties hereto shall cooperate with Price Waterhouse L.L.P. in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 85 Broad Street, New York, New York 10004, attention of Marvin Kabatznick, fax number (212) 902-1461, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at 85 Broad Street, New York, New York 10004, attention of Steven Mnuchin, fax number (212) 902-1691, in either case with a copy to Jay Strauss, fax number (212) 902-4140.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Assets to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Asset.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                           GS MORTGAGE SECURITIES CORPORATION II


                           By:/s/ Marvin Kabatznick
                              ----------------------
                              Name:  Marvin Kabatznick
                              Title: Chief Executive Officer

                           GOLDMAN SACHS MORTGAGE COMPANY
                           By: Goldman Sachs Real Estate Funding Corporation


                           By:  /s/ Steven T. Mnuchin
                              -----------------------
                              Name: Steven T. Mnuchin
                              Title:President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



                                               Monthly
                                  Cut-Off    Payment as
                                   Date        of the      Mortgage Rate   Default  Excess      Revised    Maturity
                                 Principal     Cut-Off       as of the      Rate      Rate     Mortgage      Date
                                  Balance       Date       Cut-Off Date                          Rate

No. 1--Cadillac Fairview Pool    $258,460,281 $ 1,915,988      7.935%         (3)     2.00%    9.935% (9)   11/11/26
   Loan
-------------------------------

No. 2--Century Plaza Towers      $229,369,475 $ 1,693,936     8.039125%       (4)     2.00%    10.039125%    4/9/27
   Loan
-------------------------------

No. 3--AAPT Pool Loan            $125,149,361     n/a            n/a          n/a      n/a         n/a         n/a
-------------------------------
     AAPT Fixed Component       $75,149,361  $   619,552      7.480%         (3)     2.00%      9.480%      7/11/27
-------------------------------
     AAPT LIBOR A Component     $30,000,000  $   180,800   LIBOR + 0.93%     (3)     2.00%       (10)       7/11/27
      (1)
-------------------------------
     AAPT LIBOR B Component     $20,000,000  $   117,416   LIBOR + 0.76%     (3)     2.00%       (10)       7/11/27
      (1)
-------------------------------

No. 4--380 Madison Loan (2)      $89,000,000  $   601,462      7.848%         (5)      n/a         n/a       7/11/14
-------------------------------

No. 5--CAP Pool Loan             $87,946,446  $   620,372      7.480%         (3)     2.00%      9.480%      7/11/27
-------------------------------

No. 6--Whitehall Pool Loan       $72,228,349  $   602,560      8.680%         (6)      n/a         n/a       9/10/00
-------------------------------

No. 7--Ritz Plaza Loan           $62,365,309  $   469,453      8.135%         (5)     2.00%      10.135%     4/24/27
-------------------------------

No. 8--Montehiedra Loan          $52,579,779  $   399,417      8.230%         (7)     2.00%      10.230%     5/11/27
-------------------------------

No. 9--Montehiedra Partner       $10,276,354  $    78,212      8.250%         (8)      n/a         n/a       5/12/09
   Loans
-------------------------------


Subtotal (excluding             $977,099,000 $ 7,220,956
   Montehiedra Partner Loans)
-------------------------------

Total                           $987,375,354 $ 7,299,168


(1) Monthly payment varies based upon one-month LIBOR rates. The initial LIBOR rate is 5.64453%.

(2) Monthly payment varies based upon the actual number of days in each interest accrual period.

(3) The default rate is a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law and (b) the greater of (x) 5% above the initial mortgage rate or the revised mortgage rate, as applicable, and (y) the prime rate.

(4) The default rate is a per annum rate equal to 3% above the then-applicable mortgage rate, but in no event less than 1% above the Citibank prime rate.

(5) The default rate is a per annum rate equal to the lesser of (a) the maximum rate permitted by applicable law and (b) the greater of (x) 5% above the initial mortgage rate or the revised mortgage rate, as applicable, and (y) the prime rate plus 1%.

(6) The default rate is a per annum rate equal to the lesser of the maximum rate permitted by applicable law and 10.68%.

(7) The default rate is a per annum rate equal to the lesser of the maximum rate permitted by applicable law and 2% above the applicable mortgage rate, but in no event less than 1% above the Citibank prime rate.

(8)  The default  rate is a per annum rate equal to the  Partner  Loan rate plus
     3%.

(9) The revised mortgage rate will be the greater of a) 9.935%, or b) 7 year US Treasury rate plus 2%.

(10) A floating rate per annum equal to the sum of (i) the lower of (x) the AAPT LIBOR Interest Rate applicable to such AAPT LIBOR Component, and (y) a rate that would result in a blended interest rate on the AAPT Pool Loan of no more than 8.5% based on the then outstanding principal balance of the AAPT Pool Loan and an interest rate on the AAPT Fixed Component equal to the AAPT Initial Fixed Interest Rate and (ii) 2%.

                                    EXHIBIT B


                          FORM OF OFFICER'S CERTIFICATE

                  I, ________________, hereby certify that I am a duly elected and acting ____________________ of Goldman Sachs Mortgage Company (the "Company"), in connection with the sale of certain mortgage loans to GS Mortgage Securities Corporation II (the "Depositor") pursuant to that certain Loan Sale Agreement, dated as of July 1, 1997 (the "Loan Sale Agreement"), between the Company and the Depositor, and hereby certify further as follows:

     1. The Company is a New York limited partnership duly organized and existing under the laws of the State of New York.

     2. Attached hereto as Exhibit A is a true and correct copy of the partnership agreement of the Company.

     3. Attached hereto as Exhibit B is the subsistence certificate of the New York Secretary of State, with respect to the good standing of the Company in New York.

     4. There have been no amendments, waivers or modifications of the Partnership Agreement other than as provided in Exhibit A, and no action has been taken by the Company or its partners, agents or representatives in contemplation of the liquidation or dissolution of the Company;

     5. The representations and warranties of the Company in the Loan Sale Agreement are true and correct in all material respects on and as of the date hereof.

     6. On or prior to the date hereof, the Company has complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

     7. Each person who, as a partner, agent or representative of the Company, signed the Loan Sale Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the Loan Sale Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such partner, agent or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, I have hereunto signed my name as of ________, 1997.

                                        By:
                                              Name:
                                              Title:

                                    EXHIBIT C


                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a New York limited partnership duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own its assets and conduct its business, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Loan Sale Agreement by it, and has the power and authority to execute, deliver and perform the Loan Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Assets in accordance with the Loan Sale Agreement.

     2. The Loan Sale Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Loan Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Loan Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Loan Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Loan Sale Agreement.

     4. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Loan Sale Agreement.

     6.  No  consent,   approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Loan Sale Agreement or the consummation of the transactions contemplated by the Loan Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

                                   SCHEDULE 1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

I.        Representation and Warranty (xxxvi)

          The following Mortgaged Properties are located in special flood hazard areas (Zone A):

          AAPT Properties:
                   Westpark
                   Maschellmac IV (portions of parcel, but not improvements)

                                    Exhibit H
                             Form of Summary Report

GMACCM#                                              PROPERTY:

SUB-SERVICER NUMBER:                                 INTEREST RATE:
P&I:                                                 QUARTER ENDED:
CURRENT PRINCIPAL BALANCE:

OCCUPANCY:                                           VACANCY:

INCOME                        QUARTER/YEAR ENDED          QUARTER/YEAR ENDED

GROSS INCOME
--------------------------------------------------------------------------------
VACANCIES
--------------------------------------------------------------------------------
BAD DEBT / UNCOLL.
--------------------------------------------------------------------------------
ADDITIONAL INCOME
--------------------------------------------------------------------------------
TOTAL INCOME

EXPENSES

REAL ESTATE TAXES
--------------------------------------------------------------------------------
PROPERTY INSURANCE
--------------------------------------------------------------------------------
MANAGEMENT FEES
--------------------------------------------------------------------------------
UTILITIES
--------------------------------------------------------------------------------
ADMINISTRATIVE
--------------------------------------------------------------------------------
MAINTENANCE/REPAIRS
--------------------------------------------------------------------------------
REPLACEMENT RESERVES
--------------------------------------------------------------------------------
RR RELEASES
--------------------------------------------------------------------------------
MISC.
--------------------------------------------------------------------------------
NET EXPENSES
--------------------------------------------------------------------------------
DEPRECIATION
--------------------------------------------------------------------------------
AMORT./INTEREST
--------------------------------------------------------------------------------
TOTAL EXPENSES

NET OPERATING INCOME
--------------------------------------------------------------------------------
1ST  MTG. DEBT SERVICE
--------------------------------------------------------------------------------
NET INCOME/LOSS
--------------------------------------------------------------------------------
DEBT COVERAGE

OTHER DEBT
--------------------------------------------------------------------------------
NET INCOME/LOSS
--------------------------------------------------------------------------------
NEW DEBT COVERAGE
--------------------------------------------------------------------------------
EXPENSE RATIO
--------------------------------------------------------------------------------

COMMENTS:


This summary was printed on

                                    EXHIBIT I

                     MONTEHIEDRA PARTNER LOANS MORTGAGE FILE

(i) Credit Agreement among Vornado Montehiedra Holding L.P., as Borrower, Vornado Realty Trust, as Guarantor and Goldman Sachs Mortgage Company

(ii) Copy of Promissory Notes by Vornado Montehiedra Holding L.P. in the Principal Amount of $9,800,000

(iii) Credit Agreement among Vornado Montehiedra Holding II L.P., as Borrower, Vornado Realty Trust, as Guarantor and Goldman Sachs Mortgage Company

(iv) Copy of Promissory Note by Vornado Montehiedra Holding II L.P., in the Principal Amount of $500,000

(v)     Pledge and Security Agreement (Vornado Realty Trust)

(vi)    Pledge and Security Agreement (Vornado Montehiedra Holding LLC)

(vii)   Pledge and Security Agreement (Vornado Montehiedra Holding L.P.)

(viii)  Pledge and Security Agreement (Vornado Montehiedra Holding II L.P.)

(ix)    Stock Certificate and Stock Power

(x) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding L.P. filed with Delaware Secretary of State

(xi) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding L.P., filed with New Jersey Secretary of State

(xii) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding L.P. II filed with Delaware Secretary of State

(xiii) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding L.P. II filed with New Jersey Secretary of State

(xiv) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding LLC filed with Delaware Secretary of State

(xv) Copy of UCC-1 Financing Statement showing Vornado Montehiedra Holding LLC filed with New Jersey Secretary of State

(xvi) Copy of UCC-1 Financing Statement showing Vornado Realty Trust filed with Maryland Secretary of State

(xvii) Copy of UCC-1 Financing Statement showing Vornado Realty Trust filed with New Jersey Secretary of State

                                             FORM OF REPORTS TO CERTIFICATEHOLDERS

                                                                                                                     EXHIBIT J


                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

===================================================================================================================================
                   REPORTING PACKAGE CONTENTS
                                                     Page Number      Description
                                                   ---------------    -----------

Table of Contents                                          1          Summary of Reports

REMIC Certificate Report                                   2          Payment information by Certificate Class

Certificate Interest Calculation                          3-4         Detail interest payment information by Certificate Class

Servicing-Related Information                              5

Aggregate Loan Status Report                               6          Rolling 15 months of summarized loan status information

Delinquency Detail Report                                  7          Detail listing of all loans not paid through the most recent payment due date

Property Table Reports                                     8          Update of selected stratification tables for all outstanding loans and properties

Loan and Property Level Detail Listing (Updated
Annex A)                                                   9          Current status of all loans and properties assigned to the trust on the Closing Date

Special Servicing Summary and Detail                     10-11        Current summary information regarding loans now speciallys serviced

Loan Modification Detail                                   12         Cumulative list and detail of all loan modifications executed since the Closing Date

REO Property Information                                   13         Current list and detail of all REO properties
===================================================================================================================================

                                                                 D-1
                                                                                                                     PAGE 1 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:
                                         REMIC CERTIFICATE REPORT
===================================================================================================================================
         ORIGINAL     OPENING    PRINCIPAL   PRINCIPAL      NEGATIVE     CLOSING     INTEREST    INTEREST   PREPAYMENT PASS-THROUGH
CLASS  FACE VALUE(1)  BALANCE     PAYMENT   ADJ. OR LOSS  AMORTIZATION   BALANCE     PAYMENT    ADJUSTMENT   PREMIUMS    RATE(2)
CUSIP   PER $1,000   PER $1,000  PER $1,000  PER $1,000    PER $1,000   PER $1,000  PER $1,000  PER $1,000  PER $1,000 NEXT RATE(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

Notes:  (1) N denotes national balance not included in total (2) Interest paid minus interest adjustment minus deferred interest accrual (3) Estimated

                                                                 D-2
                                                                                                                     PAGE 2 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:
                                  CERTIFICATE INTEREST ALLOCATIONS
===================================================================================================================================

                             CERTIFICATE INTEREST ALLOCATIONS


             Accrued         Interest                            Beginning              Ending
Class        Interest        Distributed                         Upaid Interest         Unpaid Interest
===================================================================================================================================





TOTALS:
===================================================================================================================================
              Current Realized Losses
              Cumulative Realized Losses

              Prepayment Interest Shortfall
              Excess Prepayment Interest Shortfall
              Servicer Prepayment Interest Shortfall
===================================================================================================================================

                                                                 D-3
                                                                                                                     PAGE 3 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:
                                CERTIFICATE INTEREST ALLOCATIONS
===================================================================================================================================
                             Beginning Stated Principal Balance

                             Outstanding Purchased or Repurchased Loans

                             Repurchase Price

                             Beginning Reserve Account Balance

                             -------------------------------------------------------------

                             Loan                  Aggregate Reserve      Aggregate Escrow
                             Name                       Balance                 Balance
                             ==============================================================

                             TOTALS:
                             ==============================================================


                                                                 D-4
                                                                                                                     PAGE 4 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

==================================================================================================================================
                             SERVICING-RELATED INFORMATION

                             Servicing Fees (including per $1,000)
                             Special Servicing Fees (including per $1,000)
                             Additional Servicing Compensation
                             Interest Shortfall
                             Default, Net Default, and Excess Interest
                             P&I and Property Advance Detail
                             Prepayment Premium Collection

==================================================================================================================================


                                                  D-5
                                                                                                                     PAGE 5 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                     AGGREGATE LOAN STATUS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                 Delinq          Delinq         Delinq      Foreclosure/                                              Net Weighted
Distribution    1 Month         2 Months       3+ Months     Bankruptcy       REO        Modifications  Prepayments        Avg.
             ----------------------------------------------------------------------------------------------------------------------
   Date       #    Balance   #    Balance   #    Balance   #    Balance   #    Balance   #     Balance  #   Balance   Coupon  Remit
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category

                                                                 D-6
                                                                                                                     PAGE 6 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                      DELINQUENCY LOAN DETAIL
-----------------------------------------------------------------------------------------------------------------------------------
                                                       OUTSTANDING                        SPECIAL
LOAN AND                          CURRENT   OUTSTANDING  PROPERTY    ADVANCE     LOAN    SERVICER
PROPERTY  LOAN        PAID THRU    P&I         P&I      PROTECTION  DESCRIPTION   STATUS  TRANSFER  FORECLOSURE BANKRUPTCY
 NAME    GROUP PERIOD    DATE    ADVANCES    ADVANCE*   ADVANCES      (1)         (2)     DATE        DATE        DATE    REO DATE
===================================================================================================================================










         TOTALS:              0.00          0.00         0.00
===================================================================================================================================
(1) Advance Description   0. P&I Advance - Late Pament but less than one month delinquent
                          1. P&I Advance - Loan delinquent 1 month
                          2. P&I Advance - Loan delinquent 2 months
                          3. P&I Advance - Loan delinquent 3 months or more
                          4. P&I Advance - Loan in Grace Period
                          5. P&I Advance - Assumed Schedule Payment

(2) Loan Status           1. Specially Serviced
                          2. Foreclosure
                          3. Bankruptcy
                          4. REO
                          5. Prepay in Full
                          6. DPO
                          7. Foreclosure Sale
                          8. Bankruptcy Sale
                          9. REO Disposition
                         10. Modification / Workout
===================================================================================================================================
* Oustanding P&I Advances include the current period P&I Advance


                                                                 D-7
                                                                                                                    PAGE 7 OF 13


                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:
===================================================================================================================================
                        PROPERTY TABLE REPORTS

                        Undated Collateral Tables as they appear in Prospectus


===================================================================================================================================

                                                                 D-8
                                                                                                                     PAGE 8 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                         LOAN LEVEL DETAIL
-----------------------------------------------------------------------------------------------------------------------------------
                        SPECIAL                                                      PREPAY-                       PRE-
LOAN AND        PRO-   SERVICER                   NEG  BEGINNING         SCHEDULED   MENTS/    PRE-      PAID    PAYMENT
PROPERTY   GRP  PERTY  TRANSFER        MATURITY   AM   SCHEDULED   NOTE  PRINCIPAL   LIQUID-  PAYMENT  THROUGH   PREMIUM   LOAN
  NAME     ID   TYPE     DATE   STATE    DATE    (Y/N)  BALANCE    RATE   PAYMENT    ATIONS    DATE      DATE     AMOUNT  STATUS(*)
-----------------------------------------------------------------------------------------------------------------------------------



                             Additional fields will be provided from Annex A in
                             prospectus, including updated occupancies, NOIs and
                             DSCRs. A detailed operating statement report will also be
                             prepared periodically for each property.




-----------------------------------------------------------------------------------------------------------------------------------
   (*) Legend        1)  Specially Serviced        4)  REO                   7)  Foreclosure Sale        10)  Modification/Workout
                     2)  Foreclosure               5)  Prepay in Full        8)  Bankruptcy Sale
                     3)  Bankruptcy                6)  DPO                   9)  REO Disposition
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 D-9
                                                                                                                    PAGE 9 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                   SPECIALLY SERVICED LOAN SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
     Number of Loans as of the Closing Date                                                                      0
     Principal Balance as of the Closing Date                                                                 0.00

     Current Number of Loans                                                                                     0
     Current Outstanding Principal Balance                                                                    0.00

     Current Number of Specially Serviced Loans                                                                  0
     Current Outstanding Principal Balance of Specially Serviced Loans                                        0.00
     Percent of Specially Serviced Loans (per Current Number of Loans)                                      0.0000%
     Percent of Specially Serviced Loans (per Current Outstanding Principal Balance)                        0.0000%

     -------------------------------------------------------------------------------------------------------------------------
                                                                                                  CURRENT         CURRENT
                                                                                                 PRINCIPAL       PRINCIPAL
                                                                                    CURRENT    BALANCE AS A %  BALANCE AS A %
                                                     NUMBER OF       INITIAL       PRINCIPAL    OF SPECIALLY   OF TOTAL POOL
      SPECIALLY SERVICED LOAN STATUS                   LOANS    PRINCIPAL BALANCE   BALANCE    SERVICED LOANS     BALANCE
     -------------------------------------------------------------------------------------------------------------------------
       1) Request for waiver of Prepayment Premium
       2) Payment Default
       3) Request for Loan Modification or Workout
       4) Loans with Borrower Bankruptcy
       5) Loans in Process of Foreclosure
       6) Loans now REO Property
       7) Loans Paid Off
       8) Loans Returned to Master Servicer

     -------------------------------------------------------------------------------------------------------------------------
                         Total                         0.00           0.00           0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                                 D-10
                                                                                                                  PAGE 10 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                       SPECIALLY SERVICED LOAN DETAIL
-----------------------------------------------------------------------------------------------------------------------------------
             Special                                                                                          Debt      Specially
Loan and     Servicer      Sched        Sched                                        Net                     Service    Serviced
Property     Transfer    Principal    Interest    Maturity    Property             Operating                Coverage     Status
  Name         Date       Balance       Rate        Date        Type      State     Income      NOI Date      Ratio       Code*
-----------------------------------------------------------------------------------------------------------------------------------















-----------------------------------------------------------------------------------------------------------------------------------
*Legend:  1) Request for waiver of Prepayment Premium   4) Loans with Borrower Bankruptcy    7) Loan Paid Off
          2) Payment Default                            5) Loans in Process of Foreclosure   8) Loans Returned to Master Servicer
          3) Request for Loan Modification or Workout   6) Loans now REO Property
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 D-11
                                                                                                                       PAGE 11 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:

                                                          MODIFIED LOAN DETAIL
-----------------------------------------------------------------------------------------------------------------------------------
                     Loan and
  Modification       Property        Modification                  Modification
      Date             Name               Date                      Description
-----------------------------------------------------------------------------------------------------------------------------------

















-----------------------------------------------------------------------------------------------------------------------------------

                                                                 D-12
                                                                                                                    PAGE 12 OF 13

                                           $942,890,000
                                   GS MORTGAGE SECURITIES CORP II                                          Statement Date:
                      GMAC COMMERCIAL MORTGAGE CORPORATION, AS MASTER SERVICER                             Payment Date:
         GMAC COMMERCIAL MORTGAGE CORPORATION AND AMRESCO MANAGEMENT, AS SPECIAL SERVICERS                 Prior Payment:
                                  LASALLE NATIONAL BANK, AS TRUSTEE                                        Record Date:
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, 1997-GL I                             WAC:
                                                                                                           WAM:
                                        REO PROPERTY INFORMATION
===================================================================================================================================

Property   Date Loan     Principal    Updated Appraised     Final Recovery      Proceeds Deposited in     Cumulative REO
  Name     Became REO    Balance             Value         Determination Date     Collection Account    Revenues Collected
===================================================================================================================================







                                                   D-13
                                                                                      PAGE 13 OF 13
